EXHIBIT 10.12.1

PRUDENTIAL RETIREMENT SERVICES
DEFINED CONTRIBUTION PLAN AND TRUST

SPONSORED BY

PRUDENTIAL RETIREMENT SERVICES

BASIC PLAN DOCUMENT #01

June, 2002

TABLE OF CONTENTS

ARTICLE 1
PLAN ELIGIBILITY AND PARTICIPATION

1.1	Eligibility for Plan Participation		1

1.2	Excluded Employees		1

	(a)	Independent contractors	1

	(b)	Leased Employees	1

1.3	Employees of Related Employers		2

	(a)	Nonstandardized Agreement	2

	(b)	Standardized Agreement	2

1.4	Minimum Age and Service Conditions		2

	(a)	Maximum permissible age and service conditions	2

	(b)	Year of Service	2

	(c)	Eligibility Computation Periods	2

	(d)	Application of eligibility rules	3

	(e)	Amendment of age and service requirements	3

1.5	Entry Dates		3

	(a)	Entry Date requirements	3

	(b)	Single annual Entry Date	3

1.6	Eligibility Break in Service Rules		4

	(a)	Rule of Parity Break in Service	4

	(b)	One-year Break in Service rule for Plans using a two Years of Service eligibility condition	4

	(c)	One-year holdout Break in Service rule	4

1.7	Eligibility upon Reemployment		5

1.8	Operating Rules for Employees Excluded by Class		5

	(a)	Eligible Participant becomes part of an excluded class of Employees	5

	(b)	Excluded Employee becomes part of an eligible class of Employee	5

1.9	Relationship to Accrual of Benefits		5

1.10	Waiver of Participation		5

ARTICLE 2 EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

2.1	Amount of Employer Contributions		6

	(a)	Limitation on Employer Contributions	6

	(b)	Limitation on Included Compensation	6

	(c)	Contribution of property	6

	(d)	Frozen Plan	6

2.2	Profit Sharing Plan Contribution and Allocations		6

	(a)	Amount of Employer Contribution	6

	(b)	Allocation formula for Employer Contributions	7

	(c)	Special rules for determining Included Compensation	9

2.3	401(k) Plan Contributions and Allocations		10

	(a)	Section 401(k) Deferrals	10

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	(b)	Employer Matching Contributions	11

	(c)	Qualified Matching Contributions (QMACs)	11

	(d)	Employer Nonelective Contributions	12

	(e)	Qualified Nonelective Contributions (QNECs)	12

	(f)	Safe Harbor Contributions	12

	(g)	Prior SIMPLE 401(k) plan	13

2.4	Money Purchase Plan Contribution and Allocations		13

	(a)	Employer Contributions	13

	(b)	Uniform percentage or uniform dollar amount	13

	(c)	Permitted Disparity Method	13

	(d)	Contribution based on service	14

	(e)	Davis-Bacon Contribution Formula	14

	(f)	Applicable period for determining Included Compensation	15

	(g)	Special rules for determining Included Compensation	15

	(h)	Limit on contribution where Employer maintains another plan in addition to a money purchase plan	15

2.5	Target Benefit Plan Contribution		15

	(a)	Stated Benefit	15

	(b)	Employer Contribution	16

	(c)	Benefit formula	16

	(d)	Definitions	21

2.6	Allocation Conditions		23

	(a)	Safe harbor allocation condition	24

	(b)	Application of last day of employment rule for money purchase and target benefit Plans in year of termination	24

	(c)	Elapsed Time Method	24

	(d)	Special allocation condition for Employer Matching Contributions under Nonstandardized 401(k) Agreement	24

	(e)	Application to designated period	25

2.7	Fail-Safe Coverage Provision		26

	(a)	Top-Heavy Plans	27

	(b)	Category 1 Employees - Otherwise Eligible Participants (who are Nonhighly Compensated Employees) who are still employed by the Employer on the last day of the Plan Year but who failed to satisfy the Plan’s Hours of Service condition	27

	(c)	Category 2 Employees - Otherwise Eligible Participants (who are Nonhighly Compensated Employees) who terminated employment during the Plan Year with more than 500 Hours of Service	27

	(d)	Special Fail-Safe Coverage Provision	27

2.8	Deductible Employee Contributions		27

ARTICLE 3 EMPLOYEE AFTER-TAX CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS AND TRANSFERS

3.1	Employee After-Tax Contributions		28

3.2	Rollover Contributions		28

3.3	Transfer of Assets		28

	(a)	Protection of Protected Benefits	29

	(b)	Transferee plan	29

	(c)	Transfers from a Defined Benefit Plan, money purchase plan or 401(k) plan	29

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	(d)	Qualified Transfer	29
	(e)	Trustee’s right to refuse transfer	31

ARTICLE 4 PARTICIPANT VESTING

4.1	In General		32

	(a)	Attainment of Normal Retirement Age	32

	(b)	Vesting upon death, becoming Disabled, or attainment of Early Retirement Age	32

	(c)	Addition of Employer Nonelective Contribution or Employer Matching Contribution	32

	(d)	Vesting upon merger, consolidation or transfer	32

4.2	Vesting Schedules		32

	(a)	Full and immediate vesting schedule	32

	(b)	7-year graded vesting schedule	33

	(c)	6-year graded vesting schedule	33

	(d)	5-year cliff vesting schedule	33

	(e)	3-year cliff vesting schedule	33

	(f)	Modified vesting schedule	33

4.3	Shift to/from Top-Heavy Vesting Schedule		33

4.4	Vesting Computation Period		33

	(a)	Anniversary Years	33

	(b)	Measurement on same Vesting Computation Period	33

4.5	Crediting Years of Service for Vesting Purposes		33

	(a)	Calculating Hours of Service	33

	(b)	Excluded service	34

4.6	Vesting Break in Service Rules		34

	(a)	One-year holdout Break in Service	34

	(b)	Five-Year Forfeiture Break in Service	34

	(c)	Rule of Parity Break in Service	34

4.7	Amendment of Vesting Schedule		35

4.8	Special Vesting Rule - In-Service Distribution When Account Balance Less than 100% Vested		35

ARTICLE 5 FORFEITURES

5.1	In General		36

5.2	Timing of forfeiture		36

	(a)	Cash-Out Distribution	36

	(b)	Five-Year Forfeiture Break in Service	36

	(c)	Lost Participant or Beneficiary	36

	(d)	Forfeiture of Employer Matching Contributions	36

5.3	Forfeiture Events		36

	(a)	Cash-Out Distribution	36

	(b)	Five-Year Forfeiture Break in Service	38

	(c)	Lost Participant or Beneficiary	39

	(d)	Forfeiture of Employer Matching Contributions	39

5.4	Timing of Forfeiture Allocation		39

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5.5	Method of Allocating Forfeitures		39

	(a)	Reallocation of forfeitures	39

	(b)	Reduction of contributions	39

	(c)	Payment of Plan expenses	39

ARTICLE 6 SPECIAL SERVICE CREDITING PROVISIONS

6.1	Year of Service - Eligibility		40

	(a)	Selection of Hours of Service	40

	(b)	Use of Equivalency Method	40

	(c)	Use of Elapsed Time Method	40

6.2	Eligibility Computation Period		40

6.3	Year of Service - Vesting		40

	(a)	Selection of Hours of Service	40

	(b)	Equivalency Method	40

	(c)	Elapsed Time Method	41

6.4	Vesting Computation Period		41

6.5	Definitions		41

	(a)	Equivalency Method	41

	(b)	Elapsed Time Method	41

6.6	Switching Crediting Methods		41

	(a)	Shift from crediting Hours of Service to Elapsed Time Method	41

	(b)	Shift from Elapsed Time Method to an Hours of Service method	42

6.7	Service with Predecessor Employers		42

ARTICLE 7 LIMITATION ON PARTICIPANT ALLOCATIONS

7.1	Annual Additions Limitation - No Other Plan Participation		43

	(a)	Annual Additions Limitation	43

	(b)	Using estimated Total Compensation	43

	(c)	Disposition of Excess Amount	43

7.2	Annual Additions Limitation - Participation in Another Plan		44

	(a)	In general	44

	(b)	This Plan’s Annual Addition Limitation	44

	(c)	Annual Additions reduction	44

	(d)	No Annual Additions permitted	44

	(e)	Using estimated Total Compensation	44

	(f)	Excess Amounts	45

	(g)	Disposition of Excess Amounts	45

7.3	Modification of Correction Procedures		45

7.4	Definitions Relating to the Annual Additions Limitation		45

	(a)	Annual Additions	45

	(b)	Defined Contribution Dollar Limitation	46

	(c)	Employer	46

	(d)	Excess Amount	46

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	(e)	Limitation Year	46

	(f)	Maximum Permissible Amount	46

	(g)	Total Compensation	46

7.5	Participation in a Defined Benefit Plan		47

	(a)	Repeal of rule	47

	(b)	Special definitions relating to Section 7.5	47

ARTICLE 8 PLAN DISTRIBUTIONS

8.1	Distribution Options		49

8.2	Amount Eligible for Distribution		49

8.3	Distributions After Termination of Employment		49

	(a)	Account Balance exceeding $5,000	49

	(b)	Account Balance not exceeding $5,000	50

	(c)	Permissible distribution events under a 401(k) plan	50

	(d)	Disabled Participant	50

	(e)	Determining whether vested Account Balance exceeds $5,000	50

	(f)	Effective date of $5,000 vested Account Balance rule	51

8.4	Distribution upon the Death of the Participant		51

	(a)	Post-retirement death benefit	51

	(b)	Pre-retirement death benefit	51

	(c)	Determining a Participant’s Beneficiary	52

8.5	Distributions Prior to Termination of Employment		53

	(a)	Employee After-Tax Contributions, Rollover Contributions, and transfers	53

	(b)	Employer Contributions	53

	(c) Section 401(k) Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions, and Safe Harbor Contributions		53

	(d)	Corrective distributions	54

8.6	Hardship Distribution		54

	(a)	Safe harbor Hardship distribution	54

	(b)	Non-safe harbor Hardship distribution	55

	(c)	Amount available for distribution	55

8.7	Participant Consent		55

	(a)	Participant notice	55

	(b)	Special rules	55

8.8	Direct Rollovers		56

	(a)	Eligible Rollover Distribution	56

	(b)	Eligible Retirement Plan	56

	(c)	Direct Rollover	56

	(d)	Direct Rollover notice	57

	(e)	Special rules for Hardship withdrawals of Section 401(k) Deferrals	57

8.9	Sources of Distribution		57

	(a)	Exception for Hardship withdrawals	57

	(b)	In-kind distributions	57

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ARTICLE 9 JOINT AND SURVIVOR ANNUITY REQUIREMENTS

9.1	Applicability		58

	(a)	Election to have requirements apply	58

	(b)	Election to have requirements not apply	58

	(c)	Accumulated deductible employee contributions	58

9.2	Qualified Joint and Survivor Annuity (QJSA)		58

9.3	Qualified Preretirement Survivor Annuity (QPSA)		58

9.4	Definitions		59

	(a)	Qualified Joint and Survivor Annuity (QJSA)	59

	(b)	Qualified Preretirement Survivor Annuity (QPSA)	59

	(c)	Distribution Commencement Date	59

	(d)	Qualified Election	59

	(e)	QPSA Election Period	59

	(f)	Pre-Age 35 Waiver	60

9.5	Notice Requirements		60

	(a)	QJSA	60

	(b)	QPSA	60

9.6	Exception to the Joint and Survivor Annuity Requirements		60

9.7	Transitional Rules		60

	(a)	Automatic joint and survivor annuity	61

	(b)	Election of early survivor annuity	61

	(c)	Qualified Early Retirement Age	61

ARTICLE 10 REQUIRED DISTRIBUTIONS

10.1	Required Distributions Before Death		62

	(a)	Deferred distributions	62

	(b)	Required minimum distributions	62

10.2	Required Distributions After Death		62

	(a)	Distribution beginning before death	62

	(b)	Distribution beginning after death	62

	(c)	Treatment of trust beneficiaries as Designated Beneficiaries	63

	(d)	Trust beneficiary qualifying for marital deduction	63

10.3	Definitions		64

	(a)	Required Beginning Date	64

	(b)	Five-Percent Owner	64

	(c)	Designated Beneficiary	64

	(d)	Applicable Life Expectancy	64

	(e)	Life Expectancy	65

	(f)	Distribution Calendar Year	65

	(g)	Participant’s Benefit	65

10.4	GUST Elections		65

	(a)	Distributions under Old-Law Required Beginning Date rules	65

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	(b)	Option to postpone distributions	65

	(c)	Election to stop minimum required distributions	66

10.5	Transitional Rule		67

ARTICLE 11 PLAN ADMINISTRATION AND SPECIAL OPERATING RULES

11.1	Plan Administrator		68

	(a)	Acceptance of responsibility by designated Plan Administrator	68

	(b)	Resignation of designated Plan Administrator	68

	(c)	Named Fiduciary	68

11.2	Duties and Powers of the Plan Administrator		68

	(a)	Delegation of duties and powers	68

	(b)	Specific duties and powers	68

11.3	Employer Responsibilities		69

11.4	Plan Administration Expenses		69

11.5	Qualified Domestic Relations Orders (QDROs)		69

	(a)	In general	69

	(b)	Qualified Domestic Relations Order (QDRO)	69

	(c)	Recognition as a QDRO	69

	(d)	Contents of QDRO	70

	(e)	Impermissible QDRO provisions	70

	(f)	Immediate distribution to Alternate Payee	70

	(g)	No fee for QDRO determination	70

	(h)	Default QDRO procedure	70

11.6	Claims Procedure		71

	(a)	Filing a claim	71

	(b)	Notification of Plan Administrator’s decision	72

	(c)	Review procedure	72

	(d)	Decision on review	72

	(e)	Default claims procedure	72

11.7	Operational Rules for Short Plan Years		72

11.8	Operational Rules for Related Employer Groups		73

ARTICLE 12 TRUST PROVISIONS

12.1	Creation of Trust		74

12.2	Trustee		74

	(a)	Discretionary Trustee	74

	(b)	Directed Trustee	74

12.3	Trustee’s Responsibilities Regarding Administration of Trust		74

12.4	Trustee’s Responsibility Regarding Investment of Plan Assets		75

12.5	More than One Person as Trustee		76

12.6	Annual Valuation		76

12.7	Reporting to Plan Administrator and Employer		76

12.8	Reasonable Compensation		76

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12.9	Resignation and Removal of Trustee	77

12.10	Indemnification of Trustee	77

12.11	Appointment of Custodian	77

ARTICLE 13 PLAN ACCOUNTING AND INVESTMENTS

13.1	Participant Accounts	78

13.2	Value of Participant Accounts	78

	(a) Periodic valuation	78

	(b) Daily valuation	78

13.3	Adjustments to Participant Accounts	78

	(a) Distributions and forfeitures from a Participant’s Account	78

	(b) Life insurance premiums and dividends	78

	(c) Contributions and forfeitures allocated to a Participant’s Account	78

	(d) Net income or loss	78

13.4	Procedures for Determining Net Income or Loss	78

	(a) Net income or loss attributable to General Trust Account	78

	(b) Net income or loss attributable to a Directed Account	79

	(c) Share or unit accounting	79

	(d) Suspense accounts	79

13.5	Investments under the Plan	80

	(a) Investment options	80

	(b) Limitations on the investment in Qualifying Employer Securities and Qualifying Employer Real Property	80

	(c) Participant direction of investments	81

ARTICLE 14 PARTICIPANT LOANS

14.1	Default Loan Policy	83

14.2	Administration of Loan Program	83

14.3	Availability of Participant Loans	83

14.4	Reasonable Interest Rate	83

14.5	Adequate Security	83

14.6	Periodic Repayment	84

	(a) Unpaid leave of absence	84

	(b) Military leave	84

14.7	Loan Limitations	84

14.8	Segregated Investment	85

14.9	Spousal Consent	85

14.10	Procedures for Loan Default	85

14.11	Termination of Employment	86

	(a) Offset of outstanding loan	86

	(b) Direct Rollover	86

	(c) Modified loan policy	86

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ARTICLE 15 INVESTMENT IN LIFE INSURANCE

15.1	Investment in Life Insurance		87

15.2	Incidental Life Insurance Rules		87

	(a)	Ordinary life insurance policies	87

	(b)	Life insurance policies other than ordinary life	87

	(c)	Combination of ordinary and other life insurance policies	87

	(d)	Exception for certain profit sharing and 401(k) plans	87

	(e)	Exception for Employee After-Tax Contributions and Rollover Contributions	87

15.3	Ownership of Life Insurance Policies		87

15.4	Evidence of Insurability		87

15.5	Distribution of Insurance Policies		87

15.6	Discontinuance of Insurance Policies		88

15.7	Protection of Insurer		88

15.8	No Responsibility for Act of Insurer		88

ARTICLE 16 TOP-HEAVY PLAN REQUIREMENTS

16.1	In General		89

16.2	Top-Heavy Plan Consequences		89

	(a)	Minimum allocation for Non-Key Employees	89

	(b)	Special Top-Heavy Vesting Rules	91

16.3	Top-Heavy Definitions		91

	(a)	Determination Date	91

	(b)	Determination Period	91

	(c)	Key Employee	91

	(d)	Permissive Aggregation Group	91

	(e)	Present Value	91

	(f)	Required Aggregation Group	92

	(g)	Top-Heavy Plan	92

	(h)	Top-Heavy Ratio	92

	(i)	Total Compensation	93

	(j)	Valuation Date	93

ARTICLE 17 401(k) PLAN PROVISIONS

17.1	Limitation on the Amount of Section 401(k) Deferrals		94

	(a)	In general	94

	(b)	Maximum deferral limitation	94

	(c)	Correction of Code §402(g) violation	94

17.2	Nondiscrimination Testing of Section 401(k) Deferrals – ADP Test		95

	(a)	ADP Test testing methods	95

	(b)	Special rule for first Plan Year	96

	(c)	Use of QMACs and QNECs under the ADP Test	96

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	(d)	Correction of Excess Contributions	96

	(e)	Adjustment of deferral rate for Highly Compensated Employees	98

17.3	Nondiscrimination Testing of Employer Matching Contributions and Employee After-Tax Contributions – ACP Test		98

	(a)	ACP Test testing methods	98

	(b)	Special rule for first Plan Year	99

	(c)	Use of Section 401(k) Deferrals and QNECs under the ACP Test	99

	(d)	Correction of Excess Aggregate Contributions	99

	(e)	Adjustment of contribution rate for Highly Compensated Employees	101

17.4	Multiple Use Test		101

	(a)	Aggregate Limit	101

	(b)	Correction of the Multiple Use Test	101

17.5	Special Testing Rules		102

	(a)	Special rule for determining ADP and ACP of Highly Compensated Employee Group	102

	(b)	Aggregation of plans	102

	(c)	Disaggregation of plans	102

	(d)	Special rules for the Prior Year Testing Method	103

17.6	Safe Harbor 401(k) Plan Provisions		103

	(a)	Safe harbor conditions	103

	(b)	Deemed compliance with ADP Test	107

	(c)	Deemed compliance with ACP Test	107

	(d)	Rules for applying the ACP Test	108

	(e)	Aggregated plans	108

	(f)	First year of plan	108

17.7	Definitions		108

	(a)	ACP - Average Contribution Percentage	108

	(b)	ADP - Average Deferral Percentage	108

	(c)	Excess Aggregate Contributions	108

	(d)	Excess Contributions	109

	(e)	Highly Compensated Employee Group	109

	(f)	Nonhighly Compensated Employee Group	109

	(g)	QMACs – Qualified Matching Contribution	109

	(h)	QNECs – Qualified Nonelective Contributions	109

	(i)	Testing Compensation	109

ARTICLE 18 PLAN AMENDMENTS AND TERMINATION

18.1	Plan Amendments		110

	(a)	Amendment by the Prototype Sponsor	110

	(b)	Amendment by the Employer	110

	(c)	Protected Benefits	111

18.2	Plan Termination		111

	(a)	Full and immediate vesting	111

	(b)	Distribution procedures	111

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	(c) Termination upon merger, liquidation or dissolution of the Employer	112

18.3	Merger or Consolidation	112

ARTICLE 19 MISCELLANEOUS

19.1	Exclusive Benefit	113

19.2	Return of Employer Contributions	113

	(a) Mistake of fact	113

	(b) Disallowance of deduction	113

	(c) Failure to initially qualify	113

19.3	Alienation or Assignment	113

19.4	Participants’ Rights	113

19.5	Military Service	113

19.6	Paired Plans	113

19.7	Annuity Contract	114

19.8	Use of IRS compliance programs	114

19.9	Loss of Prototype Status	114

19.10	Governing Law	114

19.11	Waiver of Notice	114

19.12	Use of Electronic Media	114

19.13	Severability of Provisions	114

19.14	Binding Effect	114

ARTICLE 20 GUST ELECTIONS AND EFFECTIVE DATES

20.1	GUST Effective Dates	115

20.2	Highly Compensated Employee Definition	115

	(a) Top-Paid Group Test	115

	(b) Calendar Year Election	115

	(c) Old-Law Calendar Year Election	115

20.3	Required Minimum Distributions	116

20.4	$5,000 Involuntary Distribution Threshold	116

20.5	Repeal of Family Aggregation for Allocation Purposes	116

20.6	ADP/ACP Testing Methods	116

20.7	Safe Harbor 401(k) Plan	116

ARTICLE 21 PARTICIPATION BY RELATED EMPLOYERS (CO-SPONSORS)

21.1	Co-Sponsor Adoption Page	117

21.2	Participation by Employees of Co-Sponsor	117

21.3	Allocation of Contributions and Forfeitures	117

21.4	Co-Sponsor No Longer a Related Employer	117

	(a) Manner of discontinuing participation	117

	(b) Multiple employer plan	117

21.5	Special Rules for Standardized Agreements	117

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	(a) New Related Employer	118

	(b) Former Related Employer	118

ARTICLE 22 PLAN DEFINITIONS

22.1	Account	119

22.2	Account Balance	119

22.3	Accrued Benefit	119

22.4	ACP -- Average Contribution Percentage	119

22.5	ACP Test -- Actual Contribution Percentage Test	119

22.6	Actual Hours Crediting Method	119

22.7	Adoption Agreement	119

22.8	ADP -- Average Deferral Percentage	119

22.9	ADP Test -- Actual Deferral Percentage Test	119

22.10	Agreement	119

22.11	Aggregate Limit	119

22.12	Alternate Payee	119

22.13	Anniversary Year Method	119

22.14	Anniversary Years	119

22.15	Annual Additions	120

22.16	Annual Additions Limitation	120

22.17	Annuity Starting Date	120

22.18	Applicable Life Expectancy	120

22.19	Applicable Percentage	120

22.20	Average Compensation	120

22.21	Averaging Period	120

22.22	Balance Forward Method	120

22.23	Basic Plan Document	120

22.24	Beneficiary	120

22.25	BPD	120

22.26	Break-in-Service - Eligibility	120

22.27	Break-in-Service - Vesting	120

22.28	Calendar Year Election	120

22.29	Cash-Out Distribution	120

22.30	Code	120

22.31	Code §415 Safe Harbor Compensation	121

22.32	Compensation Dollar Limitation	121

22.33	Co-Sponsor	121

22.34	Co-Sponsor Adoption Page	121

22.35	Covered Compensation	121

22.36	Cumulative Disparity Limit	121

22.37	Current Year Testing Method	121

22.38	Custodian	121

22.39	Davis-Bacon Act Service	121

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22.40	Davis-Bacon Contribution Formula	121

22.41	Defined Benefit Plan	121

22.42	Defined Benefit Plan Fraction	122

22.43	Defined Contribution Plan	122

22.44	Defined Contribution Plan Dollar Limitation	122

22.45	Defined Contribution Plan Fraction	122

22.46	Designated Beneficiary	122

22.47	Determination Date	122

22.48	Determination Period	122

22.49	Determination Year	122

22.50	Directed Account	122

22.51	Directed Trustee	122

22.52	Direct Rollover	122

22.53	Disabled	122

22.54	Discretionary Trustee	122

22.55	Distribution Calendar Year	122

22.56	Distribution Commencement Date	122

22.57	Early Retirement Age	122

22.58	Earned Income	122

22.59	Effective Date	123

22.60	Elapsed Time Method	123

22.61	Elective Deferrals	123

22.62	Eligibility Computation Period	123

22.63	Eligible Participant	123

22.64	Eligible Rollover Distribution	123

22.65	Eligible Retirement Plan	123

22.66	Employee	123

22.67	Employee After-Tax Contribution Account	124

22.68	Employee After-Tax Contributions	124

22.69	Employer	124

22.70	Employer Contribution Account	124

22.71	Employer Contributions	124

22.72	Employer Matching Contribution Account	124

22.73	Employer Matching Contributions	124

22.74	Employer Nonelective Contributions	124

22.75	Employment Commencement Date	124

22.76	Employment Period	124

22.77	Entry Date	124

22.78	Equivalency Method	124

22.79	ERISA	124

22.80	Excess Aggregate Contributions	124

22.81	Excess Amount	124

22.82	Excess Compensation	124

22.83	Excess Contributions	125

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22.84	Excess Deferrals	125

22.85	Excluded Employee	125

22.86	Fail-Safe Coverage Provision	125

22.87	Favorable IRS Letter	125

22.88	Five-Percent Owner	125

22.89	Five-Year Forfeiture Break in Service	125

22.90	Flat Benefit	125

22.91	Flat Excess Benefit	125

22.92	Flat Offset Benefit	125

22.93	Former Related Employer	125

22.94	Four-Step Formula	125

22.95	General Trust Account	125

22.96	GUST Legislation	125

22.97	Hardship	125

22.98	Highest Average Compensation	125

22.99	Highly Compensated Employee	125

	(a) Definition	125

	(b) Other Definitions	126

	(c) Application of Highly Compensated Employee definition	126

22.100	Highly Compensated Employee Group	126

22.101	Hour of Service	126

	(a) Performance of duties	126

	(b) Nonperformance of duties	126

	(c) Back pay award	127

	(d) Related Employers/Leased Employees	127

	(e) Maternity/paternity leave	127

22.102	Included Compensation	127

22.103	Insurer	128

22.104	Integrated Benefit Formula	128

22.105	Integration Level	128

22.106	Investment Manager	128

22.107	Key Employee	128

22.108	Leased Employee	128

22.109	Life Expectancy	128

22.110	Limitation Year	128

22.111	Lookback Year	128

22.112	Maximum Disparity Percentage	128

22.113	Maximum Offset Percentage	128

22.114	Maximum Permissible Amount	128

22.115	Measuring Period	128

22.116	Multiple Use Test	128

22.117	Named Fiduciary	128

22.118	Net Profits	128

22.119	New Related Employer	128

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22.120	Nonhighly Compensated Employee	129

22.121	Nonhighly Compensated Employee Group	129

22.122	Nonintegrated Benefit Formula	129

22.123	Non-Key Employee	129

22.124	Nonresident Alien Employees	129

22.125	Nonstandardized Agreement	129

22.126	Normal Retirement Age	129

22.127	Offset Compensation	129

22.128	Offset Benefit Formula	129

22.129	Old-Law Calendar Year Election	129

22.130	Old-Law Required Beginning Date	129

22.131	Owner-Employee	129

22.132	Paired Plans	129

22.133	Participant	129

22.134	Period of Severance	129

22.135	Permissive Aggregation Group	129

22.136	Permitted Disparity Method	129

22.137	Plan	129

22.138	Plan Administrator	130

22.139	Plan Year	130

22.140	Pre-Age 35 Waiver	130

22.141	Predecessor Employer	130

22.142	Predecessor Plan	130

22.143	Present Value	130

22.144	Present Value Stated Benefit	130

22.145	Prior Year Testing Method	130

22.146	Pro Rata Allocation Method	130

22.147	Projected Annual Benefit	130

22.148	Protected Benefit	130

22.149	Prototype Plan	130

22.150	Prototype Sponsor	130

22.151	QDRO -- Qualified Domestic Relations Order	130

22.152	QJSA -- Qualified Joint and Survivor Annuity	130

22.153	QMAC Account	130

22.154	QMACs -- Qualified Matching Contributions	130

22.155	QNEC Account	131

22.156	QNECs -- Qualified Nonelective Contributions	131

22.157	QPSA -- Qualified Preretirement Survivor Annuity	131

22.158	QPSA Election Period	131

22.159	Qualified Election	131

22.160	Qualified Transfer	131

22.161	Qualifying Employer Real Property	131

22.162	Qualifying Employer Securities	131

22.163	Reemployment Commencement Date	131

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22.164	Related Employer	131

22.165	Required Aggregation Group	131

22.166	Required Beginning Date	131

22.167	Reverse QNEC Method	131

22.168	Rollover Contribution Account	131

22.169	Rollover Contribution	131

22.170	Rule of Parity Break in Service	131

22.171	Safe Harbor 401(k) Plan	131

22.172	Safe Harbor Contribution	131

22.173	Safe Harbor Matching Contribution Account	131

22.174	Safe Harbor Matching Contributions	132

22.175	Safe Harbor Nonelective Contribution Account	132

22.176	Safe Harbor Nonelective Contributions	132

22.177	Salary Reduction Agreement	132

22.178	Section 401(k) Deferral Account	132

22.179	Section 401(k) Deferrals	132

22.180	Self-Employed Individual	132

22.181	Shareholder-Employee	132

22.182	Shift-to-Plan-Year Method	132

22.183	Short Plan Year	132

22.184	Social Security Retirement Age	132

22.185	Standardized Agreement	132

22.186	Stated Benefit	132

22.187	Straight Life Annuity	132

22.188	Successor Plan	133

22.189	Taxable Wage Base	133

22.190	Testing Compensation	133

22.191	Theoretical Reserve	133

22.192	Three Percent Method	133

22.193	Top-Paid Group	133

22.194	Top-Paid Group Test	133

22.195	Top-Heavy Plan	133

22.196	Top-Heavy Ratio	133

22.197	Total Compensation	133

	(a) W-2 Wages	133

	(b) Withholding Wages	133

	(c) Code §415 Safe Harbor Compensation	133

22.198	Transfer Account	134

22.199	Trust	134

22.200	Trustee	134

22.201	Two-Step Formula	134

22.202	Union Employee	134

22.203	Unit Benefit	134

22.204	Unit Excess Benefit	134

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22.205	Unit Offset Benefit	134

22.206	Valuation Date	134

22.207	Vesting Computation Period	134

22.208	W-2 Wages	135

22.209	Withholding Wages	135

22.210	Year of Participation	135

22.211	Year of Service	135

© Copyright 2002 Prudential Retirement Services	Basic Plan Document
xvii

ARTICLE 1
PLAN ELIGIBILITY AND PARTICIPATION

This Article contains the rules for determining when an Employee becomes eligible to participate in the Plan. Part 1 and Part 2 of the Agreement contain specific elections for applying these Plan eligibility and participation rules. Article 6 of this BPD and Part 7 of the Agreement contain special service crediting elections to override the default provisions under this Article.

1.1

Eligibility for Plan Participation. An Employee who satisfies the Plan’s minimum age and service conditions (as elected in Part 1, #5 of the Agreement) is eligible to participate in the Plan beginning on the Entry Date selected in Part 2 of the Agreement, unless he/she is specifically excluded from participation under Part 1, #4 of the Agreement. An Employee who has satisfied the Plan’s minimum age and service conditions and is employed on his/her Entry Date is referred to as an Eligible Participant. (See Section 1.7 below for the rules regarding an Employee who terminates employment prior to his/her Entry Date.) An Employee who is excluded from participation under Part 1, #4 of the Agreement is referred to as an Excluded Employee.

1.2

Excluded Employees. Unless specifically excluded under Part 1, #4 of the Agreement, all Employees of the Employer are entitled to participate under the Plan upon becoming an Eligible Participant. Any Employee who is excluded under Part 1, #4 of the Agreement may not participate under the Plan, unless such Excluded Employee subsequently becomes a member of an eligible class of Employees. (See Section 1.8(b) of this Article for rules regarding an Excluded Employee’s entry into the Plan if he/she subsequently becomes a member of an eligible class of Employees.)

The Employer may elect under Part 1, #4 of the 401(k) Agreement to exclude different groups of Employees for Section 401(k) Deferrals, Employer Matching Contributions, and Employer Nonelective Contributions. Unless provided otherwise under Part 1, #4.f. of the Nonstandardized 401(k) Agreement, for purposes of determining the Excluded Employees, any selection made with respect to Section 401(k) Deferrals also will apply to any Employee After-Tax Contributions and any Safe Harbor Contributions; any selections made with respect to Employer Matching Contributions also will apply to any Qualified Matching Contributions (QMACs); and any selections made with respect to Employer Nonelective Contributions also will apply to any Qualified Nonelective Contributions (QNECs).

(a)

Independent contractors. Any individual who is an independent contractor, or who performs services with the Employer under an agreement that identifies the individual as an independent contractor, is specifically excluded from the Nonstandardized Plan. In the event the Internal Revenue Service (IRS) retroactively reclassifies such an individual as an Employee, the reclassified Employee will become an Eligible Participant on the date the IRS issues a final determination regarding his/her employment status (or the individual’s Entry Date, if later), unless the individual is otherwise excluded from participation under Part 1, #4 of the Nonstandardized Agreement. For periods prior to the date of such final determination, the reclassified Employee will not have any rights to accrued benefits under the Plan, except as agreed to by the Employer and the IRS, or as set forth in an amendment adopted by the Employer.

(b)

Leased Employees. If an individual is a Leased Employee, such individual is treated as an Employee of the Employer and may participate under the Plan upon satisfying the Plan’s minimum age and service conditions, unless the Employer elects to exclude Leased Employees from participation under Part 1, #4.d. of the Nonstandardized Agreement.

(1)

Definition of Leased Employee. Effective for Plan Years beginning after December 31, 1996, a Leased Employee, as defined in Code §414(n), is an individual who performs services for the Employer on a substantially full time basis for a period of at least one year pursuant to an agreement between the Employer and a leasing organization, provided such services are performed under the primary direction or control of the recipient Employer. For Plan Years beginning before January 1, 1997, the definition of Leased Employee is as defined under Code §414(n), as in effect for such years.

(2)

Credit for benefits. If a Leased Employee receives contributions or benefits under a plan maintained by the leasing organization that are attributable to services performed for the Employer, such contributions or benefits shall be treated as provided by the Employer.

(3)

Safe harbor plan. A Leased Employee will not be considered an Employee of the Employer if such Leased Employee is covered by a money purchase plan of the leasing organization which provides: (i) a nonintegrated employer contribution of at least 10% of compensation, (ii) immediate participation, and (iii) full and immediate vesting. For this paragraph to apply, Leased Employees must not constitute more than 20% of the total Nonhighly Compensated Employees of the Employer.

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

1.3

Employees of Related Employers. Employees of the Employer that executes the Signature Page of the Agreement and Employees of any Related Employer that executes a Co-Sponsor Adoption Page under the Agreement are eligible to participate in this Plan.

(a)

Nonstandardized Agreement. In a Nonstandardized Agreement, a Related Employer is not required to execute a Co-Sponsor Adoption Page. However, Employees of a Related Employer that does not execute a Co-Sponsor Adoption Page are not eligible to participate in the Plan.

(b)

Standardized Agreement. In a Standardized Agreement, Employees of all Related Employers are eligible to participate under the Plan upon satisfying any required minimum age and/or service conditions (unless otherwise excluded under Part 1, #4 of the Agreement). All Related Employers (who have Employees who may be eligible under the Plan) must execute a Co-Sponsor Adoption Page under the Agreement, so the Employees of such Related Employers are eligible to become Participants in the Plan. (See Article 21 for applicable rules if a Related Employer does not sign the Co-Sponsor Adoption Page and the effect of an acquisition or disposition transaction that is described in Code §410(b)(6)(C).)

1.4

Minimum Age and Service Conditions. Part 1, #5 of the Agreement contains specific elections as to the minimum age and service conditions which an Employee must satisfy prior to becoming eligible to participate under the Plan. An Employee may be required to attain a specific age or to complete a certain amount of service with the Employer prior to commencing participation under the Plan. If no minimum age or service conditions apply to a particular contribution (i.e., the Employer elects “None” under Part 1, #5.a. of the Agreement), an Employee is treated as satisfying the Plan’s eligibility requirements on the individual’s Employment Commencement Date.

Different age and service conditions may be selected under Part 1, #5 of the 401(k) Agreement for Section 401(k) Deferrals, Employer Matching Contributions, and Employer Nonelective Contributions. For purposes of applying the eligibility conditions under Part 1, #5, any selection made with respect to Section 401(k) Deferrals also will apply to any Employee After-Tax Contributions; any selections made with respect to Employer Matching Contributions also will apply to any Qualified Matching Contributions (QMACs); and any selections made with respect to Employer Nonelective Contributions also will apply to any Qualified Nonelective Contributions (QNECs), unless otherwise provided under Part 1, #5.f. of the Nonstandardized 401(k) Agreement. In addition, any eligibility conditions selected with respect to Section 401(k) Deferrals also will apply to any Safe Harbor Contributions designated under Part 4E of the 401(k) Agreement, unless otherwise provided under Part 4E, #30.d. of the 401(k) Agreement. If different conditions apply for different contributions, the rules in this Article for determining when an Employee is an Eligible Participant are applied separately with respect to each set of eligibility conditions.

(a)

Maximum permissible age and service conditions. Code §410(a) provides limits on the maximum permissible age and service conditions that may be required prior to Plan participation. The Employer may not require an Employee, as a condition of Plan participation, to attain an age older than age 21. The Employer also may not require an Employee to complete more than one Year of Service, unless the Employer elects full and immediate vesting under Part 6 of the Agreement, in which case the Employer may require an Employee to complete up to two Years of Service. (The Employer may not require an Employee to complete more than one Year of Service to be eligible to make Section 401(k) Deferrals under the 401(k) Agreement.)

(b)

Year of Service. Unless the Employer elects otherwise under Part 7, #23 of the Agreement [Part 7, #41 of the 401(k) Agreement], an Employee will earn one Year of Service for purposes of applying the eligibility rules under this Article if the Employee completes at least 1,000 Hours of Service with the Employer during an Eligibility Computation Period (as defined in subsection (c) below). An Employee will receive credit for a Year of Service, as of the end of the Eligibility Computation Period, if the Employee completes the required Hours of Service during such period, even if the Employee is not employed for the entire period. In calculating an Employee’s Hours of Service for purposes of applying the eligibility rules under this Article, the Employer will use the Actual Hours Crediting Method, unless elected otherwise under Part 7 of the Agreement. (See Article 6 of this BPD for a description of alternative service crediting methods.)

(c)

Eligibility Computation Periods. For purposes of determining Years of Service under this Article, an Employee’s initial Eligibility Computation Period is the 12-month period beginning on the Employee’s Employment Commencement Date. If one Year of Service is required for eligibility, and the Employee is not credited with a Year of Service for the first Eligibility Computation Period, subsequent Eligibility Computation Periods are calculated under the Shift-to-Plan-Year Method, unless the Employer elects under Part 7, #24.a. of the Agreement [Part 7, #42.a. of the 401(k) Agreement] to use the Anniversary Year Method. If two Years of Service are required for eligibility, subsequent Eligibility Computation Periods are measured on the Anniversary Year Method, unless the Employer elects under Part 7, #24.b. of the Agreement [Part 7, #42.b. of the 401(k) Agreement] to use the Shift-to-Plan-Year Method. In the case of a 401(k) Agreement in which a two Years of Service eligibility condition is used for either Employer Matching Contributions or Employer Nonelective Contributions, the method used to determine Eligibility Computation Periods for the two Years of Service condition also will apply to any one Year of Service eligibility condition used with respect to any other contributions under the Plan.

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

(1)

Shift-to-Plan-Year Method. Under the Shift-to-Plan-Year Method, after the initial Eligibility Computation Period, subsequent Eligibility Computation Periods are measured using the Plan Year. In applying the Shift-to-Plan-Year Method, the first Eligibility Computation Period following the shift to the Plan Year is the first Plan Year that commences after the Employee’s Employment Commencement Date. See Section 11.7 for rules that apply if there is a short Plan Year.

(2)

Anniversary Year Method. Under the Anniversary Year Method, after the initial Eligibility Computation Period, each subsequent Eligibility Computation Period is the 12-month period commencing with the anniversary of the Employee’s Employment Commencement Date.

	(d)	Application of eligibility rules.

(1)

General rule – Effective Date. All Employees who have satisfied the conditions for being an Eligible Participant (and have reached their Entry Date (as determined under Part 2 of the Agreement)) as of the Effective Date of the Plan are eligible to participate in the Plan as of the Effective Date (provided the Employee is employed on such date and is not otherwise excluded from participation under Part 1, #4 of the Agreement). If an Employee has satisfied all the conditions for being an Eligible Participant as of the Effective Date of the Plan, except the Employee has not yet reached his/her Entry Date, the Employee will become an Eligible Participant on the appropriate Entry Date in accordance with this Article.

(2)

Dual eligibility provision. The Employer may modify the rule described in subsection (1) above by electing under Part 1, #6.a. of the Nonstandardized Agreement [Part 1, #6 of the Standardized Agreement] to treat all Employees employed on the Effective Date of the Plan as Eligible Participants as of such date. Alternatively, the Employer may elect under Part 1, #6.b. of the Nonstandardized Agreement to apply the dual eligibility provision as of a specified date. Any Employee employed as of a date designated under Part 1, #6 will be deemed to be an Eligible Participant as of the later of such date or the Effective Date of this Plan, whether or not the Employee has otherwise satisfied the eligibility conditions designated under Part 1, #5 and whether or not the Employee has otherwise reached his/her Entry Date (as designated under Part 2 of the Agreement). Thus, all eligible Employees employed on the date designated under Part 1, #6 will commence participating under the Plan as of the appropriate date.

(e)

Amendment of age and service requirements. If the Plan’s minimum age and service conditions are amended, an Employee who is an Eligible Participant immediately prior to the effective date of the amendment is deemed to satisfy the amended requirements. This provision may be modified under the special Effective Date provisions under Appendix A of the Agreement.

1.5

Entry Dates. Part 2 of the Agreement contains specific elections regarding the Entry Dates under the Plan. An Employee’s Entry Date is the date as of which he/she is first considered an Eligible Participant. Depending on the elections in Part 2 of the Agreement, the Entry Date may be the exact date on which an Employee completes the Plan’s age and service conditions, or it might be some date that occurs before or after such conditions are satisfied. If an Employee is excluded from participation under Part 1, #4 of the Agreement, see the rules under Section 1.8 of this Article.

The Employer may elect under Part 2 of the 401(k) Agreement to apply different Entry Dates for Section 401(k) Deferrals, Employer Matching Contributions, and Employer Nonelective Contributions. Unless provided otherwise in Part 2, #8.f. of the Nonstandardized 401(k) Agreement, the Entry Date chosen for Section 401(k) Deferrals also applies to any Employee After-Tax Contributions and to any Safe Harbor Contributions designated under Part 4E of the Agreement; the Entry Date chosen for Employer Matching Contributions also applies to any Qualified Matching Contributions (QMACs); and the Entry Date chosen for Employer Nonelective Contributions also applies to any Qualified Nonelective Contributions (QNECs).

(a)

Entry Date requirements. Except as provided under Section 1.4(d)(2) above, an Employee (other than an Excluded Employee) commences participation under the Plan (i.e., becomes an Eligible Participant) as of the Entry Date selected in Part 2 of the Agreement, provided the individual is employed by the Employer on that Entry Date. (See Section 1.7 below for the rules applicable to Employees who are not employed on the Entry Date.) In no event may an Eligible Participant’s Entry Date be later than: (1) the first day of the Plan Year beginning after the date on which the Eligible Participant satisfies the maximum permissible minimum age and service conditions described in Section 1.4, or (2) six months after the date the Eligible Participant satisfies such age and service conditions.

(b)

Single annual Entry Date. If the Employer elects a single annual Entry Date under Part 2, #8 of the Agreement, the maximum permissible age and service conditions described in Section 1.4 above are reduced by one-half (1/2) year, unless: (1) the Employer elects under Part 2, #7.c. of the Agreement to use the Entry

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

Date nearest the date the Employee satisfies the Plan’s minimum age and service conditions and the Entry Date is the first day of the Plan Year or (2) the Employer elects under Part 2, #7.d. of the Agreement to use the Entry Date preceding the date the Employee satisfies the Plan’s minimum age and service conditions.

1.6

Eligibility Break in Service Rules. For purposes of eligibility to participate, an Employee is credited with all Years of Service earned with the Employer, except as provided under the following Break in Service rules. In applying these Break in Service rules, Years of Service and Breaks in Service (as defined in Section 22.26) are measured on the same Eligibility Computation Period as defined in Section 1.4(c) above.

(a)

Rule of Parity Break in Service. This Break in Service rule applies only to Participants who are totally nonvested (i.e., 0% vested) in their Employer Contribution Account and Employer Matching Contribution Account, as applicable. Under this Break in Service rule, if a nonvested Participant incurs a period of consecutive one-year Breaks in Service which equals or exceeds the greater of five (5) or the Participant’s aggregate number of Years of Service with the Employer, all service earned prior to the consecutive Break in Service period will be disregarded and the Participant will be treated as a new Employee for purposes of determining eligibility under the Plan. The Employer may elect under Part 7, #27 of the Agreement [Part 7, #45 of the 401(k) Agreement] not to apply the Rule of Parity Break in Service rule.

(1)

Previous application of the Rule of Parity Break in Service rule. In determining a Participant’s aggregate Years of Service for purposes of applying the Rule of Parity Break in Service, any Years of Service otherwise disregarded under a previous application of this rule are disregarded.

(2)

Application to the 401(k) Agreement. The Rule of Parity Break in Service rule applies only to determine the individual’s right to resume as an Eligible Participant with respect to his/her Employer Contribution Account and/or Employer Matching Contribution Account. In determining whether a Participant is totally nonvested for purposes of applying the Rule of Parity Break in Service rule, the Participant’s Section 401(k) Deferral Account, Employee After-Tax Contribution Account, QMAC Account, QNEC Account, Safe Harbor Nonelective Contribution Account, Safe Harbor Matching Contribution Account, and Rollover Contribution Account are disregarded.

(b)

One-year Break in Service rule for Plans using a two Years of Service eligibility condition. If the Employer elects to use the two Years of Service eligibility condition under Part 1, #5.e. of the Agreement, any Employee who incurs a one-year Break in Service before satisfying the two Years of Service eligibility condition will not be credited with service earned before such one-year Break in Service.

(c)

One-year holdout Break in Service rule. The one-year holdout Break in Service rule will not apply unless the Employer specifically elects in Part 7, #27.b. of the Nonstandardized Agreement [Part 7, #45.b. of the Nonstandardized 401(k) Agreement] to have it apply. If the one-year holdout Break in Service rule is elected, an Employee who has a one-year Break in Service will not be credited for eligibility purposes with any Years of Service earned before such one-year Break in Service until the Employee has completed a Year of Service after the one-year Break in Service. (The one-year holdout Break in Service rule does not apply under the Standardized Agreements.)

(1)

Operating rules. An Employee who is precluded from receiving Employer Contributions (other than Section 401(k) Deferrals) as a result of the one-year holdout Break in Service rule, and who completes a Year of Service following the Break in Service, is reinstated as an Eligible Participant as of the first day of the 12-month measuring period (determined under subsection (2) or (3) below) during which the Employee completes the Year of Service. Unless otherwise selected under Part 7, #45.b.(1)(b) of the Nonstandardized 401(k) Agreement, the one-year holdout Break in Service rule does not apply to preclude an otherwise Eligible Participant from making Section 401(k) Deferrals to the Plan. If the Employer elects under Part 7, #45.b.(1)(b) of the Nonstandardized 401(k) Agreement to have the one-year holdout Break in Service rule apply to Section 401(k) Deferrals, an Employee who is precluded from making Section 401(k) Deferrals as a result of this Break in Service rule is re-eligible to make Section 401(k) Deferrals immediately upon completing 1,000 Hours of Service with the Employer during a subsequent measuring period (as determined under subsection (2) or (3) below). No corrective action need be taken by the Employer as a result of the failure to retroactively permit the Employee to make Section 401(k) Deferrals.

(2)

Plans using the Shift-to-Plan-Year Method. If the Plan uses the Shift-to-Plan-Year Method (as defined in Section 1.4(c)(1)) for measuring Years of Service, the period for determining whether an Employee completes a Year of Service following the one-year Break in Service is the 12-month period commencing on the Employee’s Reemployment Commencement Date and, if necessary, subsequent Plan Years beginning with the Plan Year which includes the first anniversary of the Employee’s Reemployment Commencement Date.

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

(3)

Plans using Anniversary Year Method. If the Plan uses the Anniversary Year Method (as defined in Section 1.4(c)(2)) for measuring Years of Service, the period for determining whether an Employee completes a Year of Service following the one-year Break in Service is the 12-month period which commences on the Employee’s Reemployment Commencement Date and, if necessary, subsequent 12-month periods beginning on anniversaries of the Employee’s Reemployment Commencement Date.

1.7

Eligibility upon Reemployment. Subject to the Break in Service rules under Section 1.6, a former Employee is reinstated as an Eligible Participant immediately upon rehire if the Employee had satisfied the Plan’s minimum age and service conditions prior to termination of employment, regardless of whether the Employee was actually employed on his/her Entry Date, unless the Employee is an Excluded Employee upon his/her return to employment. This requirement is deemed satisfied if a rehired Employee is permitted to commence making Section 401(k) Deferrals as of the beginning of the first payroll period commencing after the Employee’s Reemployment Commencement Date.

If an Employee is reemployed prior to his/her Entry Date, the Employee does not become an Eligible Participant under the Plan until such Entry Date. A rehired Employee who had not satisfied the Plan’s minimum age and service conditions prior to termination of employment is eligible to participate in the Plan on the appropriate Entry Date following satisfaction of the eligibility requirements under this Article.

1.8	Operating Rules for Employees Excluded by Class.

(a)

Eligible Participant becomes part of an excluded class of Employees. If an Eligible Participant becomes part of an excluded class of Employees, his/her status as an Eligible Participant ceases immediately. As provided in subsection (b) below, such Employee’s status as an Eligible Participant will resume immediately upon his/her returning to an eligible class of Employees, regardless of whether such date is a normal Entry Date under the Plan, subject to the application of any Break in Service rules under Section 1.6 and the special rule for Section 401(k) Deferrals under subsection (b) below.

(b)

Excluded Employee becomes part of an eligible class of Employee. If an Excluded Employee becomes part of an eligible class of Employees, the following rules apply. If the Entry Date that otherwise would have applied to such Employee following his/her completion of the Plan’s minimum age and service conditions has already passed, then the Employee becomes an Eligible Participant on the date he/she becomes part of the eligible class of Employees, regardless of whether such date is a normal Entry Date under the Plan. This requirement is deemed satisfied if the Employee is permitted to commence making Section 401(k) Deferrals as of the beginning of the first payroll period commencing after the Employee becomes part of an eligible class of Employees. If the Entry Date that would have applied to such Employee has not passed, then the Employee becomes an Eligible Participant on such Entry Date. If the Employee has not satisfied the Plan’s minimum age and service conditions, the Employee will become an Eligible Participant on the appropriate Entry Date following satisfaction of the eligibility requirements under this Article.

1.9

Relationship to Accrual of Benefits. An Eligible Participant is entitled to accrue benefits in the Plan but will not necessarily do so in every Plan Year that he/she is an Eligible Participant. Whether an Eligible Participant’s Account receives an allocation of Employer Contributions depends on the requirements set forth in Part 4 of the Agreement. If an Employee is an Eligible Participant for purposes of making Section 401(k) Deferrals under the 401(k) Agreement, such Employee is treated as an Eligible Participant under the Plan regardless of whether he/she actually elects to make Section 401(k) Deferrals.

1.10

Waiver of Participation. Unless the Employer elects otherwise under Part 13, #57 of the Nonstandardized Agreement [Part 13, #75 of the Nonstandardized 401(k) Agreement], an Eligible Participant may not waive participation under the Plan. For this purpose, a failure to make Section 401(k) Deferrals or Employee After-Tax Contributions under a 401(k) plan is not a waiver of participation. The Employer may elect under Part 13, #57 of the Nonstandardized Agreement [Part 13, #75 of the Nonstandardized 401(k) Agreement] to permit Employees to make a one-time irrevocable election to not participate under the Plan. Such election must be made upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. An Employee who makes a one-time irrevocable election not to participate may not subsequently elect to participate under the Plan. An Employee may not waive participation under a Standardized Agreement.

An Employee who elects not to participate under this Section 1.10 is treated as a nonbenefiting Employee for purposes of the minimum coverage requirements under Code §410(b). However, an Employee who makes a one-time irrevocable election not to participate, as described in the preceding paragraph, is not an Eligible Participant for purposes of applying the ADP Test or ACP Test under the 401(k) Agreement. See Section 17.7(e) and (f). A waiver of participation must be filed in the manner, time and on the form required by the Plan Administrator.

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

ARTICLE 2
EMPLOYER CONTRIBUTIONS AND ALLOCATIONS

This Article describes how Employer Contributions are made to and allocated under the Plan. The type of Employer Contributions that may be made under the Plan and the method for allocating such contributions will depend on the type of Plan involved. Section 2.2 of this BPD provides specific rules regarding contributions and allocations under a profit sharing plan; Section 2.3 provides the rules for a 401(k) plan; Section 2.4 provides the rules for a money purchase plan; and Section 2.5 provides the rules for a target benefit plan. Part 4 of the Agreement contains the elective provisions for the Employer to specify the amount and type of Employer Contributions it will make under the Plan and to designate any limits on the amount it will contribute to the Plan each year. Employee After-Tax Contributions, Rollover Contributions and transfers to the Plan are discussed in Article 3 and the allocation of forfeitures is discussed in Article 5. Part 3 of the Agreement contains elective provisions for determining an Employee’s Included Compensation for allocation purposes.

2.1

Amount of Employer Contributions. The Employer shall make Employer Contributions to the Trust as determined under the contribution formula elected in Part 4 of the Agreement. If this Plan is a 401(k) plan, Employer Contributions include Section 401(k) Deferrals, Employer Nonelective Contributions, Employer Matching Contributions, QNECs, QMACs, and Safe Harbor Contributions, to the extent such contributions are elected under the 401(k) Agreement. The Employer has the responsibility for determining the amount and timing of Employer Contributions under the terms of the Plan.

(a)

Limitation on Employer Contributions. Employer Contributions are subject to the Annual Additions Limitation described in Article 7 of this BPD. If allocations to a Participant exceed (or will exceed) such limitation, the excess will be corrected in accordance with the rules under Article 7. In addition, the Employer must comply with the special contribution and allocation rules for Top-Heavy Plans under Article 16.

(b)

Limitation on Included Compensation. For purposes of determining a Participant’s allocation of Employer Contributions under this Article, the Included Compensation taken into account for any Participant for a Plan Year may not exceed the Compensation Dollar Limitation under Section 22.32.

(c)

Contribution of property. Subject to the consent of the Trustee, the Employer may make its contribution to the Plan in the form of property, provided such contribution does not constitute a prohibited transaction under the Code or ERISA. The decision to make a contribution of property is subject to the general fiduciary rules under ERISA.

(d)

Frozen Plan. The Employer may designate under Part 4, #12 of the Agreement [#3 of the 401(k) Agreement] that the Plan is a frozen Plan. As a frozen Plan, the Employer will not make any Employer Contributions with respect to Included Compensation earned after the date identified in the Agreement, and if the Plan is a 401(k) Plan, no Participant will be permitted to make Section 401(k) Deferrals or Employee After-Tax Contributions to the Plan for any period following the effective date identified in the Agreement.

2.2

Profit Sharing Plan Contribution and Allocations. This Section 2.2 sets forth rules for determining the amount of any Employer Contributions under the profit sharing plan Agreement. This Section 2.2 also applies for purposes of determining any Employer Nonelective Contributions under the 401(k) plan Agreement. In applying this Section 2.2 to the 401(k) Agreement, the term Employer Contribution refers solely to Employer Nonelective Contributions. Any reference to the Agreement under this Section 2.2 is a reference to the profit sharing plan Agreement or 401(k) plan Agreement (as applicable).

(a)

Amount of Employer Contribution. The Employer must designate under Part 4, #12 of the profit sharing plan Agreement the amount it will contribute as an Employer Contribution under the Plan. If the Employer adopts the 401(k) plan Agreement and elects to make Employer Nonelective Contributions under Part 4C of the Agreement, the Employer must complete Part 4C, #20 of the Agreement, unless the only Employer Nonelective Contribution authorized under the Plan is a QNEC under Part 4C, #22. An Employer Contribution authorized under this Section may be totally within the Employer’s discretion or may be a fixed amount determined as a uniform percentage of each Eligible Participant’s Included Compensation or as a fixed dollar amount for each Eligible Participant. An Employer Contribution under this Section will be allocated to the Eligible Participants’ Employer Contribution Account in accordance with the allocation formula selected under Part 4, #13 of the Agreement [Part 4C, #21 of the 401(k) Agreement].

(1)

Davis-Bacon Contribution Formula. The Employer may elect a Davis-Bacon Contribution Formula under Part 4, #12.d. of the Nonstandardized Agreement [Part 4C, #20.d. of the Nonstandardized 401(k) Agreement]. Under the Davis-Bacon Contribution Formula, the Employer will provide an Employer Contribution for each Eligible Participant who performs Davis-Bacon Act Service. For this purpose, Davis-Bacon Act Service is any service performed by an Employee under a public contract subject to the Davis-Bacon Act or to any other federal, state or municipal prevailing wage law. Each such Eligible Participant will receive a contribution based on the hourly

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contribution rate for the Participant’s employment classification, as designated on Schedule A of the Agreement. Schedule A is incorporated as part of the Agreement.

In applying the Davis-Bacon Contribution Formula under this subsection (1), the following default rules will apply. The Employer may modify these default rules under Part 4, #12.d.(2) of the Nonstandardized Agreement [Part 4C, #20.d.(2) of the Nonstandardized 401(k) Agreement].

		(i)	Eligible Employees. Highly Compensated Employees are Excluded Employees for purposes of receiving an Employer Contribution under the Davis-Bacon Contribution Formula.

		(ii)	Minimum age and service conditions. No minimum age or service conditions will apply for purposes of determining an Employee’s eligibility under the Davis-Bacon Contribution Formula.

		(iii)	Entry Date. For purposes of applying the Davis-Bacon Contribution Formula, an Employee becomes an Eligible Participant on his/her Employment Commencement Date.

		(iv)	Allocation conditions. No allocation conditions (as described in Section 2.6) will apply for purposes of determining an Eligible Participant’s allocation under the Davis-Bacon Contribution Formula.

		(v)	Vesting. Employer Contributions made pursuant to the Davis-Bacon Contribution Formula are always 100% vested.

(vi)

Offset of other Employer Contributions. The contributions under the Davis Bacon Contribution Formula will not offset any other Employer Contributions under the Plan. However, the Employer may elect under Part 4, #12.d.(1) of the Nonstandardized Agreement [Part 4C, #20.d.(1) of the Nonstandardized 401(k) Agreement] to offset any other Employer Contributions made under the Plan by the contributions a Participant receives under the Davis-Bacon Contribution Formula. Under the Nonstandardized 401(k) plan Agreement, the Employer may elect under Part 4C, #20.d.(1) to apply the offset under this subsection to Employer Nonelective Contributions, Employer Matching Contributions, or both.

(2)

Net Profits. The Employer may elect under Part 4, #12 of the Agreement [Part 4B, #16 and Part 4C, #20 of the 401(k) Agreement], to limit any Employer Contribution under the Plan to Net Profits. Unless modified in the Agreement, Net Profits means the Employer’s net income or profits determined in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or the contributions made by the Employer under this Plan or any other qualified plan. Unless specifically elected otherwise under Part 4, #12.e.(2) of the Nonstandardized Agreement [Part 4C, #20.e.(2) of the Nonstandardized 401(k) Agreement], this limit will not apply to any Employer Contributions made under a Davis-Bacon Contribution Formula.

(3)

Multiple formulas. If the Employer elects more than one Employer Contribution formula, each formula is applied separately. The Employer’s aggregate Employer Contribution for a Plan Year will be the sum of the Employer Contributions under all such formulas.

(b)

Allocation formula for Employer Contributions. The Employer must elect a definite allocation formula under Part 4, #13 of the profit sharing plan Agreement that determines how much of the Employer Contribution is allocated to each Eligible Participant. If the Employer adopts the 401(k) plan Agreement and elects to make an Employer Nonelective Contribution (other than a QNEC) under Part 4C, #20 of the Agreement, Part 4C, #21 also must be completed designating the allocation formula under the Plan. An Eligible Participant is only entitled to an allocation if such Participant satisfies the allocation conditions described in Part 4, #15 of the Agreement [Part 4C, #24 of the 401(k) Agreement]. See Section 2.6.

(1)

Pro Rata Allocation Method. If the Employer elects the Pro Rata Allocation Method, a pro rata share of the Employer Contribution is allocated to each Eligible Participant’s Employer Contribution Account. A Participant’s pro rata share is determined based on the ratio such Participant’s Included Compensation bears to the total of all Eligible Participants’ Included Compensation. However, if the Employer elects under Part 4, #12.c. of the Agreement [Part 4C, #20.c. of the 401(k) Agreement] to contribute a uniform dollar amount for each Eligible Participant, the pro rata allocation method allocates that uniform dollar amount to each Eligible Participant. If the Employer elects a Davis-Bacon Contribution Formula under Part 4, #12.d. of the Nonstandardized Agreement [Part 4C, #20.d. of the Nonstandardized 401(k) Agreement], the Employer Contributions made pursuant to such formula will be allocated to each Eligible

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Participant based on his/her Davis-Bacon Act Service in accordance with the employment classifications identified under Schedule A of the Agreement.

(2)

Permitted Disparity Method. If the Employer elects the Permitted Disparity Method, the Employer Contribution is allocated to Eligible Participants under the Two-Step Formula or the Four-Step Formula (as elected under the Agreement). The Permitted Disparity Method only may apply if the Employer elects under the Agreement to make a discretionary contribution. The Employer may not elect the Permitted Disparity Method under the Plan if another qualified plan of the Employer, which covers any of the same Employees, uses permitted disparity in determining the allocation of contributions or the accrual of benefits under the plan.

For purposes of applying the Permitted Disparity Method, Excess Compensation is the portion of an Eligible Participant’s Included Compensation that exceeds the Integration Level. The Integration Level is the Taxable Wage Base, unless the Employer designates a different amount under Part 4, #14.b.(2) of the Agreement [Part 4C, #23.b.(2) of the 401(k) Agreement].

(i)

Two-Step Formula. If the Employer elects the Two-Step Formula, the following allocation method applies. However, the Employer may elect under Part 4, #14.b.(1) of the Agreement [Part 4C, #23.b.(1) of the 401(k) Agreement] to have the Four-Step Method, as described in subsection (ii) below, automatically apply for any Plan Year in which the Plan is a Top-Heavy Plan.

(A)

Step One. The Employer Contribution is allocated to each Eligible Participant’s Account in the ratio that each Eligible Participant’s Included Compensation plus Excess Compensation for the Plan Year bears to the total Included Compensation plus Excess Compensation of all Eligible Participants for the Plan Year. The allocation under this Step One, as a percentage of each Eligible Participant’s Included Compensation plus Excess Compensation, may not exceed the Applicable Percentage under the following table:

Integration Level (as a % of the Taxable Wage Base)	Applicable Percentage

100%	5.7%

More than 80% but less than 100%	5.4%

More than 20% and not more than 80%	4.3%

20% or less	5.7%

(B)

Step Two. Any Employer Contribution remaining after Step One will be allocated in the ratio that each Eligible Participant’s Included Compensation for the Plan Year bears to the total Included Compensation of all Eligible Participants for the Plan Year.

(ii)

Four-Step Formula. If the Employer elects the Four-Step Formula, or if the Plan is a Top-Heavy Plan and the Employer elects under the Agreement to have the Four-Step Formula apply for any Plan Year that the Plan is a Top-Heavy Plan, the following allocation method applies. The allocation under this Four-Step Formula may be modified if the Employer maintains a Defined Benefit Plan and elects under Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement] to provide a greater top-heavy minimum contribution. See Section 16.2(a)(5)(ii).

(A)

Step One. The Employer Contribution is allocated to each Eligible Participant’s Account in the ratio that each Eligible Participant’s Total Compensation for the Plan Year bears to all Eligible Participants’ Total Compensation for the Plan Year, but not in excess of 3% of each Eligible Participant’s Total Compensation.

For any Plan Year for which the Plan is a Top-Heavy Plan, an allocation will be made under this subsection (A) to any Non-Key Employee who is an Eligible Participant (and is not an Excluded Employee) if such individual is employed as of the last day of the Plan Year, even if such individual fails to satisfy any minimum Hours of Service allocation condition under Part 4, #15 of the Agreement [Part 4C, #24 of the 401(k) Agreement]. If the Plan is a Top-Heavy 401(k) Plan, an allocation also will be made under this subsection (A) to any

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

Employee who is an Eligible Participant for purposes of making Section 401(k) Deferrals under the Plan, even if the individual has not satisfied the minimum age and service conditions under Part 1, #5 of the Agreement applicable to any other contribution types.

(B)

Step Two. Any Employer Contribution remaining after the allocation in Step One will be allocated to each Eligible Participant’s Account in the ratio that each Eligible Participant’s Excess Compensation for the Plan Year bears to the Excess Compensation of all Eligible Participants for the Plan Year, but not in excess of 3% of each Eligible Participant’s Included Compensation.

(C)

Step Three. Any Employer Contribution remaining after the allocation in Step Two will be allocated to each Eligible Participant’s Account in the ratio that the sum of each Eligible Participant’s Included Compensation and Excess Compensation bears to the sum of all Eligible Participants’ Included Compensation and Excess Compensation. The allocation under this Step Three, as a percentage of each Eligible Participant’s Included Compensation plus Excess Compensation, may not exceed the Applicable Percentage under the following table:

Integration Level (as a % of the Taxable Wage Base)	Applicable Percentage

100%	2.7%

More than 80% but less than 100%	2.4%

More than 20% and not more than 80%	1.3%

20% or less	2.7%

(D)

Step Four. Any remaining Employer Contribution will be allocated to each Eligible Participant’s Account in the ratio that each Eligible Participant’s Included Compensation for the Plan Year bears to all Eligible Participants’ Included Compensation for that Plan Year.

(3)

Uniform points allocation. The Employer may elect under Part 4, #13.c. of the Nonstandardized Agreement [Part 4C, #21.c. of the Nonstandardized 401(k) Agreement] to allocate the Employer Contribution under a uniform points allocation formula. Under this formula, the allocation for each Eligible Participant is determined based on the Eligible Participant’s total points for the Plan Year, as determined under the Nonstandardized Agreement. An Eligible Participant’s allocation of the Employer Contribution is determined by multiplying the Employer Contribution by a fraction, the numerator of which is the Eligible Participant’s total points for the Plan Year and the denominator of which is the sum of the points for all Eligible Participants for the Plan Year.

An Eligible Participant will receive points for each year(s) of age and/or each Year(s) of Service designated under Part 4, #13.c. of the Nonstandardized Agreement [Part 4C, #21.c. of the Nonstandardized 401(k) Agreement]. In addition, an Eligible Participant also may receive points based on his/her Included Compensation, if the Employer so elects under the Nonstandardized Agreement. Each Eligible Participant will receive the same number of points for each designated year of age and/or service and the same number of points for each designated level of Included Compensation. An Eligible Participant must receive points for either age or service, or may receive points for both age and service. If the Employer also provides points based on Included Compensation, an Eligible Participant will receive points for each level of Included Compensation designated under Part 4, #13.c.(3) of the Nonstandardized Agreement [Part 4C, #21.c.(3) of the Nonstandardized 401(k) Agreement]. For this purpose, the Employer may not designate a level of Included Compensation that exceeds $200.

To satisfy the nondiscrimination safe harbor under Treas. Reg. §1.401(a)(4)-2, the average of the allocation rates for Highly Compensated Employees in the Plan must not exceed the average of the allocation rates for the Nonhighly Compensated Employees in the Plan. For this purpose, the average allocation rates are determined in accordance with Treas. Reg. §1.401(a)(4)-2(b)(3)(B).

(c)	Special rules for determining Included Compensation.

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(1)

Applicable period for determining Included Compensation. In determining an Eligible Participant’s allocation under Part 4, #13 of the Agreement [Part 4C, #21 of the 401(k) Agreement], the Participant’s Included Compensation is determined separately for each period designated under Part 4, #14.a.(1) of the Agreement [Part 4C, #23.a.(1) of the 401(k) Agreement]. If the Employer elects the Permitted Disparity Method under Part 4, #13.b. of the Agreement [Part 4C, #21.b. of the 401(k) Agreement], the period designated must be the Plan Year. If the Employer elects the Pro Rata Allocation Method or the uniform points allocation formula, and elects a period other than the Plan Year, a Participant’s allocation of Employer Contributions will be determined separately for each period based solely on Included Compensation for such period. The Employer need not actually make the Employer Contribution during the designated period, provided the total Employer Contribution for the Plan Year is allocated based on the proper Included Compensation.

(2)

Partial period of participation. If an Employee is an Eligible Participant for only part of a Plan Year, the Employer Contribution formula(s) will be applied based on such Employee’s Included Compensation for the period he/she is an Eligible Participant. However, the Employer may elect under Part 4, #14.a.(2) of the Agreement [Part 4C, #23.a.(2) of the 401(k) Agreement] to base the Employer Contribution formula(s) on the Employee’s Included Compensation for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. In applying this subsection (2) to the 401(k) Agreement, an Employee’s status as an Eligible Participant is determined solely with respect to the Employer Nonelective Contribution under Part 4C of the Agreement.

(3)

Measurement period. Except as provided in subsection (2) above, for purposes of determining an Eligible Participant’s allocation of Employer Contributions, Included Compensation is measured on the Plan Year, unless the Employer elects under Part 4, #14.a.(3) of the Nonstandardized Agreement [Part 3, #11.b. of the Nonstandardized 401(k) Agreement] to measure Included Compensation on the calendar year ending in the Plan Year or on the basis of any other 12-month period ending in the Plan Year. If the Employer elects to measure Included Compensation on the calendar year or other 12-month period ending in the Plan Year, the Included Compensation of any Employee whose Employment Commencement Date is less than 12 months before the end of such period must be measured on the Plan Year or such Employee’s period of participation, as determined under subsection (2) above. If the Employer adopts the Nonstandardized 401(k) Agreement, any election under Part 3, #11.b. of the Agreement applies for purposes of all contributions permitted under the Agreement.

2.3

401(k) Plan Contributions and Allocations. This Section 2.3 applies if the Employer has adopted the 401(k) plan Agreement. The 401(k) Agreement is a profit sharing plan with a 401(k) feature. Any reference to the Agreement under this Section 2.3 is a reference to the 401(k) Agreement. The Employer must designate under Part 4 of the Agreement the amount and type of Employer Contributions it will make under the Plan. Employer Contributions under a 401(k) plan are generally subject to special limits and nondiscrimination rules. (See Article 17 for a discussion of the special rules that apply to the Employer Contributions under a 401(k) plan.) The Employer may make any (or all) of the following contributions under the 401(k) Agreement.

(a)

Section 401(k) Deferrals. If so elected under Part 4A of the Agreement, an Eligible Participant may enter into a Salary Reduction Agreement with the Employer authorizing the Employer to withhold a specific dollar amount or a specific percentage from the Participant’s Included Compensation and to deposit such amount into the Participant’s Section 401(k) Deferral Account under the Plan. An Eligible Participant may defer with respect to Included Compensation that exceeds the Compensation Dollar Limitation, provided the deferrals otherwise satisfy the limitations under Code §402(g) and any other limitations under the Plan. A Salary Reduction Agreement may only relate to Included Compensation that is not currently available at the time the Salary Reduction Agreement is completed. An Employer may elect under Part 4A, #15 of the Agreement to provide a special effective date solely for Section 401(k) Deferrals under the Plan.

An Employee’s Section 401(k) Deferrals are treated as Employer Contributions for all purposes under this Plan, except as otherwise provided under the Code or Treasury regulations. If the Employer adopts the Nonstandardized 401(k) Agreement and does not elect to allow Section 401(k) Deferrals under Part 4A of the Agreement, the only contributions an Eligible Participant may make to the Plan are Employee After-Tax Contributions as authorized under Article 3 of this BPD and Part 4D of the Nonstandardized Agreement. In either case, an Eligible Participant may also receive Employer Nonelective Contributions and/or Employer Matching Contributions under the Plan, to the extent authorized under the Agreement. (The Employee may not make Employee After-Tax Contributions under the Standardized 401(k) Agreement.)

(1)

Change in deferral election. At least once a year, an Eligible Participant may enter into a new Salary Reduction Agreement, or may change his/her elections under an existing Salary Reduction Agreement, at the time and in the manner prescribed by the Plan Administrator on the Salary

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

Reduction Agreement form (or other written procedures). The Salary Reduction Agreement may also provide elections as to the investment funds into which the Section 401(k) Deferrals will be contributed and the time and manner a Participant may change such elections.

(2)

Automatic deferral election. If elected under Part 4A, #14 of the Agreement, the Employer will automatically withhold the amount designated under Part 4A, #14 from Eligible Participants’ Included Compensation for payroll periods starting with such Participants’ Entry Date, unless the Eligible Participant completes a Salary Reduction Agreement electing a different deferral amount (including a zero deferral amount). The Employer must designate in Part 4A, #14 of the Agreement the date as of which an Employee’s deferral election will be taken into account to override the automatic deferral election under this subparagraph (2). This automatic deferral election does not apply to any Eligible Participant who has elected to defer an amount equal to or greater than the automatic deferral amount designated in Part 4A, #14 of the Agreement. The Employer may elect under Part 4A, #14.b. of the Agreement to apply the automatic deferral election only to Employees who become Eligible Participants after a specified date. The Plan Administrator will deposit all amounts withheld pursuant to this automatic deferral election into the appropriate Participant’s Section 401(k) Deferral Account.

Prior to the time an automatic deferral election first goes into effect, an Eligible Participant must receive written notice concerning the effect of the automatic deferral election and his/her right to elect a different level of deferral under the Plan, including the right to elect not to defer. After receiving the notice, an Eligible Participant must have a reasonable time to enter into a new Salary Reduction Agreement before any automatic deferral election goes into effect.

(b)

Employer Matching Contributions. If so elected under Part 4B of the Agreement, the Employer will make an Employer Matching Contribution, in accordance with the matching contribution formula(s) selected in Part 4B, #16, to Eligible Participants who satisfy the allocation conditions under Part 4B, #19 of the Agreement. See Section 2.6. Any Employer Matching Contribution determined under Part 4B, #16 will be allocated to the Eligible Participant’s Employer Matching Contribution Account.

(1)

Applicable contributions. The Employer must elect under the Nonstandardized Agreement whether the matching contribution formula(s) applies to Section 401(k) Deferrals, Employee After-Tax Contributions, or both. Under the Standardized Agreement, Employer Matching Contributions apply only to Section 401(k) Deferrals. The contributions eligible for an Employer Matching Contribution are referred to under this Section as “applicable contributions.” If a matching formula applies to both Section 401(k) Deferrals and Employee After-Tax Contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula.

(2)

Multiple formulas. If the Employer elects more than one matching contribution formula under Part 4B, #16 of the Agreement, each formula is applied separately. An Eligible Participant’s aggregate Employer Matching Contributions for a Plan Year will be the sum of the Employer Matching Contributions the Participant is entitled to under all such formulas.

(3)

Applicable contributions taken into account under the matching contribution formula. The Employer must elect under Part 4B, #17.a. of the Agreement the period for which the applicable contributions are taken into account in applying the matching contribution formula(s) and in applying any limits on the amount of such contributions that may be taken into account under the formula(s). In applying the matching contribution formula(s), applicable contributions (and Included Compensation) are determined separately for each designated period and any limits on the amount of applicable contributions taken into account under the matching contribution formula(s) are applied separately for each designated period.

(4)

Partial period of participation. In applying the matching contribution formula(s) under the Plan to an Employee who is an Eligible Participant for only part of the Plan Year, the Employer may elect under Part 4B, #17.b. of the Agreement to take into account Included Compensation for the entire Plan Year or only for the portion of the Plan Year during which the Employee is an Eligible Participant. Alternatively, the Employer may elect under Part 4B, #17.b.(3) of the Agreement to take into account Included Compensation only for the period that the Employee actually makes applicable contributions under the Plan. In applying this subsection (4), an Employee’s status as an Eligible Participant is determined solely with respect to the Employer Matching Contribution under Part 4B of the Agreement.

(c)

Qualified Matching Contributions (QMACs). If so elected under Part 4B, #18 of the Agreement, the Employer may treat all (or a portion) of its Employer Matching Contributions as QMACs. If an Employer Matching Contribution is designated as a QMAC, it must satisfy the requirements for a QMAC (as described in Section 17.7(g)) at the time the contribution is made to the Plan and must be allocated to the Participant’s

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

QMAC Account. To the extent an Employer Matching Contribution is treated as a QMAC under Part 4B, #18, such contribution will be 100% vested, regardless of any inconsistent elections under Part 6 of the Agreement relating to Employer Matching Contributions. (See Sections 17.2(d)(2) and 17.3(d)(2) for the ability to make QMACs to correct an ADP or ACP failure without regard to any election under Part 4B, #18 of the Agreement.)

Under Part 4B, #18, the Employer may designate all Employer Matching Contributions as QMACs or may designate only those Employer Matching Contributions under specific matching contribution formula(s) to be QMACs. Alternatively, the Employer may authorize a discretionary QMAC, in addition to the Employer Matching Contributions designated under Part 4B, #16, to be allocated uniformly as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may elect under the Agreement to allocate the discretionary QMAC only to Eligible Participants who are Nonhighly Compensated Employees or to all Eligible Participants. If the Employer elects both a discretionary Employer Matching Contribution formula and a discretionary QMAC formula, the Employer must designate, in writing, the extent to which any matching contribution is intended to be an Employer Matching Contribution or a QMAC.

(d)

Employer Nonelective Contributions. If so elected under Part 4C of the Agreement, the Employer may make Employer Nonelective Contributions on behalf of each Eligible Participant under the Plan who has satisfied the allocation conditions described in Part 4C, #24 of the Agreement. See Section 2.6. The Employer must designate under Part 4C, #20 of the Agreement the amount of any Employer Nonelective Contributions it wishes to make under the Plan. The amount of any Employer Nonelective Contributions authorized under the Plan and the method of allocating such contributions is described in Section 2.2 of this Article.

(e)

Qualified Nonelective Contributions (QNECs). The Employer may elect under Part 4C, #22 of the Agreement to permit discretionary QNECs under the Plan. A QNEC must satisfy the requirements for a QNEC (as described in Section 17.7(h)) at the time the contribution is made to the Plan and must be allocated to the Participant’s QNEC Account. If the Plan authorizes the Employer to make both a discretionary Employer Nonelective Contribution and a discretionary QNEC, the Employer must designate, in writing, the extent to which any contribution is intended to be an Employer Nonelective Contribution or a QNEC. To the extent an Employer Nonelective Contribution is treated as a QNEC under Part 4C, #22, such contribution will be 100% vested, regardless of any inconsistent elections under Part 6 of the Agreement relating to Employer Nonelective Contributions. (See Sections 17.2(d)(2) and 17.3(d)(2) for the ability to make QNECs to correct an ADP or ACP failure without regard to any election under Part 4C, #22 of the Agreement.)

If the Employer makes a QNEC for the Plan Year, it will be allocated to Participants’ QNEC Account based on the allocation method selected by the Employer under Part 4C, #22 of the Agreement. An Eligible Participant will receive a QNEC allocation even if he/she has not satisfied any allocation conditions designated under Part 4C, #24 of the Agreement, unless the Employer elects otherwise under the Part 4C, #22.c. of the Agreement.

(1)

Pro Rata Allocation Method. If the Employer elects the Pro Rata Allocation Method under Part 4C, #22.a. of the Agreement, any Employer Nonelective Contribution properly designated as a QNEC will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees or to all Eligible Participants, as specified under Part 4C, #22.a.

(2)

Bottom-up QNEC method. If the Employer elects the Bottom-up QNEC method under Part 4C, #22.b. of the Agreement, any Employer Nonelective Contribution properly designated as a QNEC will be first allocated to the Eligible Participant with the lowest Included Compensation for the Plan Year for which the QNEC is being allocated. To receive an allocation of the QNEC under this subsection (2), the Eligible Participant must be a Nonhighly Compensated Employee for the Plan Year for which the QNEC is being allocated.

The QNEC will be allocated to the Eligible Participant with the lowest Included Compensation until all of the QNEC has been allocated or until the Eligible Participant has reached his/her Annual Additions Limitation, as described in Article 7. For this purpose, if two or more Eligible Participants have the same Included Compensation, the QNEC will be allocated equally to each Eligible Participant until all of the QNEC has been allocated, or until each Eligible Participant has reached his/her Annual Additions Limitation. If any QNEC remains unallocated, this process is repeated for the Eligible Participant(s) with the next lowest level of Included Compensation in accordance with the provisions under this subsection (2), until all of the QNEC is allocated.

(f)

Safe Harbor Contributions. If so elected under Part 4E of the 401(k) Agreement, the Employer may elect to treat this Plan as a Safe Harbor 401(k) Plan. To qualify as a Safe Harbor 401(k) Plan, the Employer must make a Safe Harbor Nonelective Contribution or a Safe Harbor Matching Contribution under the Plan. Such contributions are subject to special vesting and distribution restrictions and must be allocated to the Eligible

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

Participants’ Safe Harbor Nonelective Contribution Account or Safe Harbor Matching Contribution Account, as applicable. Section 17.6 describes the requirements that must be met to qualify as a Safe Harbor 401(k) Plan and the method for calculating the amount of the Safe Harbor Contribution that must be made under the Plan.

(g)

Prior SIMPLE 401(k) plan. If this Agreement is being used to amend or restate a 401(k) plan which complied with the SIMPLE 401(k) plan provisions under Code §401(k)(11), any provision in this Agreement which is inconsistent with the SIMPLE 401(k) plan provisions is not effective for any Plan Year during which the plan complied with the SIMPLE 401(k) plan provisions.

2.4

Money Purchase Plan Contribution and Allocations. This Section 2.4 applies if the Employer has adopted the money purchase plan Agreement. Any reference to the Agreement under this Section 2.4 is a reference to the money purchase plan Agreement.

	(a)	Employer Contributions. The Employer must elect under Part 4 of the Nonstandardized Agreement to make Employer Contributions under one or more of the following methods:

		(1)	as a uniform percentage of each Eligible Participant’s Included Compensation;

		(2)	as a uniform dollar amount for each Eligible Participant;

		(3)	under the Permitted Disparity Method (using either the individual method or group method);

		(4)	under a formula based on service with the Employer; or

		(5)	under a Davis-Bacon Contribution Formula.

Under the Standardized Agreement, the Employer may only elect to make an Employer Contribution as a uniform percentage of Included Compensation, a uniform dollar amount, or under the Permitted Disparity Method.

An Eligible Participant is only entitled to share in the Employer Contribution if such Participant satisfies the allocation conditions described under Part 4, #15 of the Agreement. See Section 2.6.

If the Employer elects more than one Employer Contribution formula under Part 4, #12 of the Agreement, each formula is applied separately. An Eligible Participant’s aggregate Employer Contributions for a Plan Year will be the sum of the Employer Contributions the Participant is entitled to under all such formulas.

(b)

Uniform percentage or uniform dollar amount. The contribution made by the Employer must be allocated to Eligible Participants in a definitely determinable manner. If the Employer elects to make an Employer Contribution as a uniform percentage of Included Compensation under Part 4, #12.a. of the Agreement or as a uniform dollar amount under Part 4, #12.b. of the Agreement, each Eligible Participant’s allocation of the Employer Contribution will equal the amount determined under the contribution formula elected under the Agreement.

(c)

Permitted Disparity Method. The Employer may elect under Part 4, #12.c. of the Agreement to use the Permitted Disparity Method using either the individual method or the group method. An Employer may not elect a Permitted Disparity Method under the Plan if another qualified plan of the Employer, which covers any of the same Employees, uses permitted disparity in determining the allocation of contributions or accrual of benefits under the plan.

For purposes of applying the Permitted Disparity Method, Excess Compensation is the portion of an Eligible Participant’s Included Compensation that exceeds the Integration Level. The Integration Level is the Taxable Wage Base, unless the Employer designates a different amount under Part 4, #14.b. of the Agreement.

(1)

Individual method. If the Employer elects the Permitted Disparity Method using the individual method, each Eligible Participant will receive an allocation of the Employer Contribution equal to the amount determined under the contribution formula under Part 4, #12.c.(1) of the Agreement. Under the individual Permitted Disparity Method, the Employer will contribute (i) a fixed percentage of each Eligible Participant’s Included Compensation for the Plan Year plus (ii) a fixed percentage of each Eligible Participant’s Excess Compensation. The percentage of each Eligible Participant’s Excess Compensation under (ii) may not exceed the lesser of the percentage of total Included Compensation contributed under (i) or the Applicable Percentage under the following table:

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

Integration Level (As a percentage of the Taxable Wage Base)	Applicable Percentage

100%	5.7%

More than 80% but less than 100%	5.4%

More than 20% and not more than 80%	4.3%

20% or less	5.7%

(2)

Group method. If the Employer elects the Permitted Disparity Method using the group method under Part 4, #12.c.(2) of the Agreement, the Employer will contribute a fixed percentage (as designated in the Agreement) of the total Included Compensation for the Plan Year of all Eligible Participants. The total Employer Contribution is then allocated among the Eligible Participants under either the Two-Step Formula or the Four-Step Formula described below.

(i)

Two-Step Formula. If the Employer elects the Two-Step Formula, the Employer Contribution will be allocated in the same manner as under Section 2.2(b)(2)(i) above. However, the Employer may elect to have the Four-Step Formula automatically apply for any Plan Year in which the Plan is a Top-Heavy Plan.

(ii)

Four-Step Formula. If the Employer elects the Four-Step Formula or if the Plan is a Top-Heavy Plan and the Employer elects to have the Four-Step Formula apply for Plan Years when the Plan is a Top-Heavy Plan, the Employer Contribution will be allocated to Eligible Participants in the same manner as under Section 2.2(b)(2)(ii) above.

(d)

Contribution based on service. The Employer may elect under Part 4, #12.d. of the Nonstandardized Agreement to provide an Employer Contribution for each Eligible Participant based on the service performed by such Eligible Participant during the Plan Year (or other period designated under Part 4, #13.a. of the Agreement). The Employer may provide a fixed dollar amount of a fixed percentage of Included Compensation for each Hour of Service, each week of employment or any other measuring period selected under Part 4, #12.d. of the Nonstandardized Agreement. If the Employer elects to make a contribution based on service, each Eligible Participant will receive an allocation of the Employer Contribution equal to the amount determined under the contribution formula under Part 4, #12.d. of the Nonstandardized Agreement.

(e)

Davis-Bacon Contribution Formula. The Employer may elect under Part 4, #12.e. of the Nonstandardized Agreement to provide an Employer Contribution for each Eligible Participant who performs Davis-Bacon Act Service. For this purpose, Davis-Bacon Act Service is any service performed by an Employee under a public contract subject to the Davis-Bacon Act or to any other federal, state or municipal prevailing wage law. Each such Eligible Participant will receive a contribution based on the hourly contribution rate for the Participant’s employment classification, as designated on Schedule A of the Agreement. Schedule A is incorporated as part of the Agreement.In applying the Davis-Bacon Contribution Formula under this subsection (e), the following default rules will apply. The Employer may modify these default rules under Part 4, #12.e.(2) of the Nonstandardized Agreement

	(1)	Eligible Employees. Highly Compensated Employees are Excluded Employees for purposes of receiving an Employer Contribution under the Davis-Bacon Contribution Formula.

	(2)	Minimum age and service conditions. No minimum age or service conditions will apply for purposes of determining an Employee’s eligibility under the Davis-Bacon Contribution Formula.

	(3)	Entry Date. For purposes of applying the Davis-Bacon Contribution Formula, an Employee becomes an Eligible Participant on his/her Employment Commencement Date.

	(4)	Allocation conditions. No allocation conditions (as described in Section 2.6) will apply for purposes of determining an Eligible Participant’s allocation under the Davis-Bacon Contribution Formula.

	(5)	Vesting. Employer Contributions made pursuant to the Davis-Bacon Contribution Formula are always 100% vested.

(6)

Offset of other Employer Contributions. The contributions under the Davis Bacon Contribution Formula will not offset any other Employer Contributions under the Plan. However, the Employer may elect under Part 4, #12.e.(1) of the Nonstandardized Agreement to offset any other Employer

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

Contributions made under the Plan by the Employer Contributions a Participant receives under the Davis-Bacon Contribution Formula.

(f)

Applicable period for determining Included Compensation. In determining the amount of Employer Contribution to be allocated to an Eligible Participant, Included Compensation is determined separately for each period designated under Part 4, #13.a. of the Agreement. If the Employer elects the Permitted Disparity Method under Part 4, #12.c. of the Agreement, the period designated under Part 4, #13.a. must be the Plan Year. If the Employer elects an Employer Contribution formula under Part 4, #12 of the Agreement other than the Permitted Disparity Method, and elects a period under Part 4, #13.a. other than the Plan Year, a Participant’s allocation of Employer Contributions will be determined separately for each period based solely on Included Compensation for such period. If the Employer elects the service formula under Part 4, #12.d. of the Nonstandardized Agreement, the Employer Contribution also will be determined separately for each period designated under Part 4, #13.a. of the Agreement based on service performed during such period. The Employer need not actually make the Employer Contribution during the designated period, provided the total Employer Contribution for the Plan Year is allocated based on the proper Included Compensation.

(g)

Special rules for determining Included Compensation. The same rules as discussed under Section 2.2(c)(2) apply to permit the Employer to elect under Part 4, #13.b. of the Agreement to take into account an Employee’s Included Compensation for the entire Plan Year, even if the Employee is an Eligible Participant for only part of the Plan Year. If no election is made under Part 4, #13.b., only Included Compensation for the portion of the Plan Year while an Employee is an Eligible Participant will be taken into account in determining an Employee’s Employer Contribution under the Plan. The Employer also may elect under Part 4, #13.c. of the Agreement to take into account Included Compensation for the calendar year ending in the Plan Year or other 12-month period, as provided in Section 2.2(c)(3).

(h)

Limit on contribution where Employer maintains another plan in addition to a money purchase plan. If the Employer adopts the money purchase plan Agreement and also maintains another qualified retirement plan, the contribution to be made under the money purchase plan Agreement (as designated in Part 4 of the Agreement) will not exceed the maximum amount that is deductible under Code §404(a)(7), taking into account all contributions that have been made to the plans prior to the date a contribution is made under the money purchase plan Agreement.

2.5

Target Benefit Plan Contribution. This Section 2.5 applies if the Employer has adopted the target benefit plan Agreement. Any reference to the Agreement under this Section 2.5 is a reference to the target benefit plan Agreement.

(a)

Stated Benefit. A Participant’s Stated Benefit, as of any Plan Year, is the amount determined in accordance with the benefit formula selected under Part 4 of the Agreement, payable annually in the form of a Straight Life Annuity commencing upon the Participant’s Normal Retirement Age (as defined in Part 5 of the Agreement) or current age (if later). In applying the benefit formula under Part 4, all projected Years of Participation (as defined in subsection (d)(10) below) are counted beginning with the first Plan Year and projecting through the last day of the Plan Year in which the Participant attains Normal Retirement Age (or the current Plan Year, if later), assuming all relevant factors remain constant for future Plan Years. For this purpose, the first Plan Year is the latest of:

		(1)	the first Plan Year in which the Participant becomes an Eligible Participant;

		(2)	the first Plan Year immediately following a Plan Year in which the Plan did not satisfy the target benefit plan safe harbor under Treas. Reg. §1.401(a)(4)-8(b)(3); or

(3)

the first Plan Year taken into account under the Plan’s benefit formula, as designated in Part 4, #13.c. of the Agreement. If Part 4, #13.c. is not completed, the first Plan Year taken into account under this subsection (3) will be the original Effective Date of this Plan, as designated under #59.a. or #59.b.(2) of the Agreement, as applicable.

If this Plan is a “prior safe harbor plan” then, solely for purposes of determining projected Years of Participation, the Plan is deemed to satisfy the target benefit plan safe harbor under Treas. Reg. §1.401(a)(4)-8(b)(3) and the Participant is treated as an Eligible Participant under the Plan for any Plan Year beginning prior to January 1, 1994. This Plan is a prior safe harbor plan if it was originally in effect on September 19, 1991, and on that date the Plan contained a stated benefit formula that took into account service prior to that date, and the Plan satisfied the applicable nondiscrimination requirements for target benefit plans for those prior years. For purposes of determining whether a plan satisfies the applicable nondiscrimination requirements for target benefit plans for Plan Years beginning before January 1, 1994, no amendments after September 19, 1991, other than amendments necessary to satisfy §401(l) of the Code, will be taken into account.

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

(b)

Employer Contribution. Each Plan Year, the Employer will contribute to the Plan on behalf of each Eligible Participant who has satisfied the allocation conditions under Part 4, #15 of the Agreement, an amount necessary to fund the Participant’s Stated Benefit, determined in accordance with the benefit formula selected under Part 4, #13 of the Agreement. The Employer’s required contribution may be reduced by forfeitures in accordance with the provisions of Section 5.5(b).

(1)

Participant has not reached Normal Retirement Age. If a Participant has not reached Normal Retirement Age by the last day of the Plan Year, the Employer Contribution for such Plan Year with respect to that Participant is the excess, if any, of the Present Value Stated Benefit (as defined in subsection (3) below) over the Theoretical Reserve (as defined in subsection (4) below), multiplied by the appropriate Amortization Factor from Table II under Exhibit A of the Agreement. The factors under Table II are determined based on the applicable interest rate assumptions selected under Part 4, #14.b.(1) of the Agreement.

(2)

Participant has reached Normal Retirement Age. If a Participant has reached Normal Retirement Age by the last day of the Plan Year, the Employer Contribution for such Plan Year with respect to that Participant is the excess, if any, of the Present Value Stated Benefit (as defined in subsection (3) below) over the Theoretical Reserve (as defined in subsection (4) below).

(3)

Present Value Stated Benefit. For purposes of determining the Employer Contribution under the Plan, a Participant’s Present Value Stated Benefit is the Participant’s Stated Benefit multiplied by the appropriate present value factor under Table I or Table IA, as appropriate (if the Participant has not attained Normal Retirement Age) or Table IV (if the Participant has attained Normal Retirement Age). The Present Value Stated Benefit must be further adjusted by the factors under Table III if the Normal Retirement Age under the Plan is other than age 65. (See Exhibit A under the Agreement for the applicable factors. The applicable factors are determined based on the applicable interest rate assumptions selected under Part 4, #14.b.(1) of the Agreement and assuming a UP-1984 mortality table. If the Employer elects a different applicable mortality table under Part 4, #14.b.(2), appropriate factors must be attached to the Agreement.)

(4)

Theoretical Reserve. Except as provided in the following paragraph, for the first Plan Year for which the Stated Benefit is determined (see subsection (a) above), a Participant’s Theoretical Reserve is zero. For each subsequent Plan Year, the Theoretical Reserve is the sum of the Theoretical Reserve for the prior Plan Year plus the Employer Contribution required for such prior Plan Year. The sum is then adjusted for interest (using the Plan’s interest assumptions for the prior Plan Year) through the last day of the current Plan Year. For any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, no interest adjustment is required. For purposes of determining a Participant’s Theoretical Reserve, minimum contributions required solely to comply with the Top-Heavy Plan rules under Article 16 are not included.

If this Plan was a prior safe harbor plan (see the definition of prior safe harbor plan under subsection (a) above), with a benefit formula that takes into account Plan Years prior to the first Plan Year this Plan satisfies the target benefit plan safe harbor under Treas. Reg. §1.401(a)(4)-8(b)(3)(c), the Theoretical Reserve for the first Plan Year is determined by subtracting the result in subsection (ii) from the result in subsection (i).

(i)

Determine the present value of the Stated Benefit as of the last day of the Plan Year immediately preceding the first Plan Year this Plan satisfies the target benefit plan safe harbor under Treas. Reg. §1.401(a)(4)-8(b)(3)(c), using the actuarial assumptions, the provisions of the Plan, and the Participant’s compensation as of such date. For a Participant who has attained Normal Retirement Age, the Stated Benefit will be determined using the actuarial assumptions, the provisions of the Plan, and the Participant’s compensation as of such date, using a straight life annuity factor for a Participant whose attained age is the Normal Retirement Age under the Plan.

(ii)

Determine the present value of future Employer Contributions (i.e., the Employer Contributions due each Plan Year using the actuarial assumptions, the provisions of the Plan (disregarding those provisions of the Plan providing for the limitations of §415 of the Code or the minimum contributions under §416 of the Code)), and the Participant’s compensation as of such date, beginning with the first Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age.

(c)

Benefit formula. The Employer may elect under Part 4 of the Agreement to apply a Nonintegrated Benefit Formula or an Integrated Benefit Formula. The benefit formula selected under Part 4 of the Agreement must comply with the target benefit plan safe harbor rules under Treas. Reg. §1.401(a)(4)-8(b)(3).

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

(1)

Nonintegrated Benefit Formula. Under a Nonintegrated Benefit Formula, benefits provided under Social Security are not taken into account when determining an Eligible Participant’s Stated Benefit. A Nonintegrated Benefit Formula may provide for a Flat Benefit or a Unit Benefit.

(i)

Flat Benefit. The Employer may elect under Part 4, #13.a.(1) of the Agreement to apply a Flat Benefit formula that provides a Stated Benefit equal to a specified percentage of Average Compensation. A Participant’s Stated Benefit determined under the Flat Benefit formula will be reduced pro rata if the Participant’s projected Years of Participation are less than 25 Years of Participation. For a Participant with less than 25 projected Years of Participation, the base percentage and the excess percentage are reduced by multiplying such percentages by a fraction, the numerator of which is the Participant’s projected Years of Participation, and the denominator of which is 25.

(ii)

Unit Benefit. The Employer may elect under Part 4, #13.a.(2) of the Agreement or under Part 4, #13.a.(3) of the Nonstandardized Agreement to apply a Unit Benefit formula that provides a Stated Benefit equal to a specified percentage of Average Compensation multiplied by the Participant’s Years of Participation with the Employer. The Employer may elect to limit the Years of Participation taken into account under a Unit Benefit formula, however, the Plan must take into account all Years of Participation up to at least 25 years.

If the Employer elects a tiered formula under Part 4, #13.a.(3) of the Nonstandardized Agreement, the highest benefit percentage for any Participant with less than 33 Years of Participation cannot be more than one-third larger than the lowest benefit percentage for any Participant with less than 33 Years of Participation. This requirement is satisfied if the percentage under Part 4, #13.a.(3)(a) applies to all Years of Participation up to at least 33. If the percentage under Part 4, #13.a.(3)(a) applies to Years of Participation less than 33, this paragraph will be satisfied if the total Years of Participation taken into account under Part 4, #13.a.(3)(b) and Part 4, #13.a.(3)(d) is not less than 33 and the percentage designated in Part 4, #13.a.(3)(c) is not less than P1(25-Y)/(33-Y) and is not greater than P1(44-Y)/(33-Y), where P1 is the percentage under Part 4, #13.a.(3)(a) and Y is the number of Years of Participation to which the percentage under Part 4, #13.a.(3)(a) applies. If the total Years of Participation taken into account under Part 4, #13.a.(3)(b) and Part 4, #13.a.(3)(d) is less than 33, a similar calculation applies to any percentage designated in Part 4, #13.a.(3)(e).

(2)

Integrated Benefit Formula. An Integrated Benefit Formula is designed to provide a greater benefit to certain Participants to make up for benefits not provided under Social Security. An Integrated Benefit Formula may provide for a Flat Excess Benefit, a Unit Excess Benefit, a Flat Offset Benefit, or a Unit Offset Benefit. An Employer may not elect an Integrated Benefit Formula under the Plan if another qualified plan of the Employer, which covers any of the same Employees, uses permitted disparity (or imputes permitted disparity) in determining the allocation of contributions or accrual of benefits under the plan.

(i)

Flat Excess Benefit. The Employer may elect under Part 4, #13.b.(1) of the Agreement to apply a Flat Excess Benefit formula that provides a Stated Benefit equal to a specified percentage of Average Compensation (“base percentage”) plus a specified percentage of Excess Compensation (“excess percentage”).

(A)

Maximum permitted disparity. In completing a Flat Excess Benefit formula under Part 4, #13.b.(1) of the Agreement, the excess percentage under Part 4, #13.b.(1)(b) may not exceed the Maximum Disparity Percentage identified under subsection (3)(i) below. The excess percentage may be further reduced under the Cumulative Disparity Limit under subsection (3)(iv) below.

(B)

Limitation on Years of Participation. The Participant’s base percentage and excess percentage under the Flat Excess Benefit formula are reduced pro rata if the Participant’s projected Years of Participation are less than 35 years. For a Participant with less than 35 projected Years of Participation, the base percentage and the excess percentage are reduced by multiplying such percentages by a fraction, the numerator of which is the Participant’s projected Years of Participation, and the denominator of which is 35.

(ii)

Unit Excess Benefit. The Employer may elect under Part 4, #13.b.(2) of the Agreement or under Part 4, #13.b.(3) of the Nonstandardized Agreement to apply a Unit Excess Benefit formula which provides a Stated Benefit equal to a specified percentage of

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

Average Compensation (“base percentage”) plus a specified percentage of Excess Compensation (“excess percentage”) multiplied by the Participant’s Years of Participation with the Employer.

(A)

Maximum permitted disparity. In completing a Unit Excess Benefit formula under Part 4, #13.b. of the Agreement, the excess percentage under the formula may not exceed the Maximum Disparity Percentage identified under subsection (3)(i) below. In addition, if the Employer elects a tiered formula under Part 4, #13.b.(3) of the Nonstandardized Agreement, the percentage designated under Part 4, #13.b.(3)(d) and/or Part 4, #13.b.(3)(f), as applicable, may not exceed the sum of the base percentage under Part 4, #13.b.(3)(a) and the excess percentage under Part 4, #13.b.(3)(b).

(B)

Limitation on Years of Participation. The Employer must identify under Part 4, #13.b. the Years of Participation that will be taken into account under the Unit Excess Benefit formula. If the Employer elects a uniform formula under Part 4, #13.b.(2) of the Agreement, the Plan must take into account all Years of Participation up to at least 25. In addition, a Participant may not be required to complete more than 35 Years of Participation to earn his/her full Stated Benefit. (See the Cumulative Disparity Limit under subsection (3)(iv) below for additional restrictions that may limit a Participant’s Years of Participation that may be taken into account under the Plan.)

If the Employer elects a tiered formula under Part 4, #13.b.(3) of the Nonstandardized Agreement and the Years of Participation specified under Part 4, #13.b.(3)(c) is less than 35, the percentage under Part 4, #13.b.(3)(d) must equal the sum of the base percentage under Part 4, #13.b.(3)(a) and the excess percentage under Part 4, #13.b.(3)(b) and any Years of Participation required under Part 4, #13.b.(3)(e) may not be less than 35 minus the Years of Participation designated under Part 4, #13.b.(3)(c). (See the Cumulative Disparity Limit under subsection (3)(iv) below for additional restrictions that may limit a Participant’s Years of Participation that may be taken into account under the Plan.) If the number of Years of Participation specified under Part 4, #13.b.(3)(c) is less than 35, and Part 4, #13.b.(3)(d) is not checked, the percentage specified under Part 4, #13.b.(3)(f) must equal the sum of the base percentage under Part 4, #13.b.(3)(a) and the excess percentage under Part 4, #13.b.(3)(b).

(iii)

Flat Offset Benefit. The Employer may elect under Part 4, #13.b.(4) of the Nonstandardized Agreement or Part 4, #13.b.(3) of the Standardized Agreement to apply a Flat Offset Benefit formula that provides a Stated Benefit equal to a specified percentage of Average Compensation (“gross percentage”) offset by a specified percentage of Offset Compensation (“offset percentage”).

(A)

Maximum permitted disparity. In applying a Flat Offset Benefit formula, the offset percentage for any Participant may not exceed the Maximum Offset Percentage identified under subsection (3)(ii) below. The offset percentage may be further reduced under the Cumulative Disparity Limit under subsection (3)(iv) below.

(B)

Limitation on Years of Participation. The Participant’s gross percentage and offset percentage under the Flat Offset Benefit formula are reduced pro rata if the Participant’s projected Years of Participation are less than 35 years. For a Participant with less than 35 projected Years of Participation, the gross percentage and the offset percentage are reduced by multiplying such percentages by a fraction, the numerator of which is the Participant’s projected Years of Participation, and the denominator of which is 35.

(iv)

Unit Offset Benefit. The Employer may elect under Part 4, #13.b.(5) and Part 4, #13.b.(6) of the Agreement or under Part 4, #13.b.(4) of the Standardized Agreement to apply a Unit Offset Benefit formula which provides a Stated Benefit equal to a specified percentage of Average Compensation (“gross percentage”) offset by a specified percentage of Offset Compensation (“offset percentage”) multiplied by the Participant’s Years of Participation with the Employer.

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

(A)

Maximum permitted offset. In applying a Unit Offset Benefit formula, the offset percentage for any Participant may not exceed the Maximum Offset Percentage identified under subsection (3)(ii) below. In addition, if the Employer elects a tiered formula under Part 4, #13.b.(6) of the Nonstandardized Agreement, the percentage designated under Part 4, #13.b.(6)(d) and/or Part 4, #13.b.(6)(f), as applicable, may not exceed the gross percentage under Part 4, #13.b.(6)(a).

(B)

Limitation on Years of Participation. The Employer must identify under Part 4, #13.b. the Years of Participation that will be taken into account under the Unit Offset Benefit formula. If the Employer elects a uniform offset formula under Part 4, #13.b.(5) of the Nonstandardized Agreement or Part 4, #13.b.(4) of the Standardized Agreement, the Plan must take into account all Years of Participation up to at least 25. In addition, a Participant may not be required to complete more than 35 Years of Participation to earn his/her full Stated Benefit. (See the Cumulative Disparity Limit under subsection (3)(iv) below for additional restrictions that may limit a Participant’s Years of Participation that may be taken into account under the Plan.)

If the Employer elects a tiered offset formula under Part 4, #13.b.(6) of the Nonstandardized Agreement and the Years of Participation specified under Part 4, #13.b.(6)(c) is less than 35, any percentage under Part 4, #13.b.(6)(d) must equal the gross percentage under Part 4, #13.d.(6)(a) and any Years of Participation required under Part 4, #13.b.(6)(e) may not be less than 35 minus the Years of Participation designated under Part 4, #13.b.(6)(c). (See the Cumulative Disparity Limit under subsection (3)(iv) below for additional restrictions that may limit a Participant’s Years of Participation that may be taken into account under the Plan.) If the number of Years of Participation specified under Part 4, #13.b.(6)(c) is less than 35, and Part 4, #13.b.(6)(d) is not checked, the percentage specified under Part 4, #13.b.(6)(f) must equal the gross percentage under Part 4, #13.b.(6)(a).

(3)	Special rules for applying Integrated Benefit Formulas under Part 4, #13.b. of the Agreement.

(i)

Maximum Disparity Percentage. In applying the Flat Excess Benefit formula described in subsection (2)(i) above or the Unit Excess Benefit formula described in subsection (2)(ii) above, the excess percentage under the formula may not exceed the Maximum Disparity Percentage. Under a Flat Excess Benefit formula, the Maximum Disparity Percentage is the lesser of the base percentage specified under the Agreement or the appropriate factor described under the Simplified Table below multiplied by 35. Under a Unit Excess Benefit formula, the Maximum Disparity Percentage is the lesser of the base percentage specified under the Agreement or the appropriate factor described under the Simplified Table below.

In applying the Simplified Table below, NRA is a Participant’s Normal Retirement Age under the Plan. If a Participant’s Normal Retirement Age is prior to age 55, the applicable factors under the Simplified Table must be further reduced to a factor that is the Actuarial Equivalent of the factor at age 55. (See (iii) below for possible adjustments to the Simplified Table if an Integration Level other than Covered Compensation is selected under Part 4, #14.d.(1) of the Agreement.)

Simplified Table

NRA	Maximum Disparity Percentage	NRA	Maximum Disparity Percentage

70	0.838	62	0.416
69	0.760	61	0.382
68	0.690	60	0.346
67	0.627	59	0.330
66	0.571	58	0.312
65	0.520	57	0.294
64	0.486	56	0.278
63	0.450	55	0.260

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

(ii)

Maximum Offset Percentage. In applying the Flat Offset Benefit formula described in subsection (2)(iii) above or the Unit Offset Benefit formula described in subsection (2)(iv) above, the offset percentage under the formula may not exceed the Maximum Offset Percentage. Under a Flat Offset Benefit formula, the Maximum Offset Percentage is the lesser of 50% of the gross percentage specified under the Agreement or the appropriate factor described under the Simplified Table above, multiplied by 35. Under a Unit Offset Benefit formula, the Maximum Offset Percentage is the lesser of 50% of the gross percentage specified under the Agreement or the appropriate factor described under the Simplified Table above.

In applying the Simplified Table above, NRA is a Participant’s Normal Retirement Age under the Plan. If a Participant’s Normal Retirement Age is prior to age 55, the applicable factors under the Simplified Table must be further reduced to a factor that is the Actuarial Equivalent of the factor at age 55. (See (iii) below for possible adjustments to the Simplified Table if an Integration Level other than Covered Compensation is selected under Part 4, #14.d.(1) of the Agreement.)

(iii)

Adjustments to the Maximum Disparity Percentage / Maximum Offset Percentage for Integration Level other than Covered Compensation. The factors under the Simplified Table under subsection (i) above are based on an Integration Level equal to Covered Compensation. If the Employer elects under Part 4, #14.d.(1)(b) – (e) of the Agreement to use an Integration Level other than Covered Compensation, the factors under the Simplified Table may have to be modified. If the Employer elects to modify the Integration Level under Part 4, #14.d.(1)(b) or Part 4, #14.d.(1)(c) of the Agreement, no modification to the Simplified Table is required. If the Employer elects to modify the Integration Level under Part 4, #14.d.(1)(d) or Part 4, #14.d.(1)(e), the factors under the Modified Table below must be used instead of the factors under the Simplified Table.

Modified Table – Factors for Integration Level other than Covered Compensation

NRA	Maximum Disparity Percentage	NRA	Maximum Disparity Percentage

70	0.670	62	0.331
69	0.608	61	0.305
68	0.552	60	0.277
67	0.627	59	0.264
66	0.502	58	0.250
65	0.416	57	0.234
64	0.388	56	0.222
63	0.360	55	0.208

(iv)

Cumulative Disparity Limit. The Cumulative Disparity Limit applies to further limit the permitted disparity under the Plan. If the Cumulative Disparity Limit applies, the following adjustment will be made to the Participant’s Stated Benefit, depending on the type of formula selected under the Agreement.

(A)

Flat Excess Benefit. In applying a Flat Excess Benefit formula, if a Participant’s cumulative disparity years exceed 35, the excess percentage under the formula will be reduced as provided below. For this purpose, a Participant’s cumulative disparity years consist of: (I) the Participant’s projected Years of Participation (up to 35); (II) any years the Participant benefited (or is treated as having benefited) under this Plan prior to the Participant’s first Year of Participation; and (III) any years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (I) or (II) above). For purposes of determining the Participant’s cumulative disparity years, all years ending in the same calendar year are treated as the same year.

If the Cumulative Disparity Limit applies, the excess percentage under the formula will be reduced by multiplying the excess percentage (as adjusted under this subsection (3)) by a fraction (not less than zero), the numerator of which is 35 minus the sum of the years in (II) and (III) above, and the denominator of which is 35.

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

(B)

Unit Excess Benefit. In applying a Unit Excess Benefit formula, the projected Years of Participation taken into account under the formula may not exceed the Participant’s cumulative disparity years. For this purpose, the Participant’s cumulative disparity years equal 35 minus: (I) the years the Participant benefited or is treated as having benefited under this Plan prior to the Participant’s first Year of Participation, and (II) the years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer other than years counted in (I) above or counted toward a Participant’s projected Years of Participation. For purposes of determining the Participant’s cumulative disparity years, all years ending in the same calendar year are treated as the same year.

(C)

Flat Offset Benefit. In applying a Flat Offset Benefit formula, if a Participant’s cumulative disparity years exceed 35, the gross percentage and offset percentage under the formula will be reduced as provided below. For this purpose, a Participant’s cumulative disparity years consist of: (I) the Participant’s projected Years of Participation (up to 35); (II) any years the Participant benefited (or is treated as having benefited) under this Plan prior to the Participant’s first Year of Participation; and (III) any years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (I) or (II) above). For purposes of determining the Participant’s cumulative disparity years, all years ending in the same calendar year are treated as the same year.

If the Cumulative Disparity Limit applies, the offset percentage will be reduced by multiplying such percentage by a fraction (not less than 0), the numerator of which is 35 minus the sum of the years in (II) and (III) above, and the denominator of which is 35. The gross benefit percentage will be reduced by the number of percentage points by which the offset percentage is reduced.

(D)

Unit Offset Benefit. In applying a Unit Offset Benefit formula, the Years of Participation taken into account under the formula may not exceed the Participant’s cumulative disparity years. For this purpose, the Participant’s cumulative disparity years equal 35 minus: (I) the years the Participant benefited or is treated as having benefited under this Plan prior to the Participant’s first Year of Participation, and (II) the years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer other than years counted in (I) above or counted toward a Participant’s projected Years of Service. For purposes of determining the Participant’s cumulative disparity years, all years ending in the same calendar year are treated as the same year.

(d)	Definitions. The following definitions apply for purposes of applying the benefit formulas described under this Section 2.5.

(1)

Average Compensation. The average of a Participant’s annual Included Compensation during the Averaging Period, as designated in Part 3, #11 of the Agreement. If no modifications are made to the definition of Average Compensation under Part 3, #11, Average Compensation is the average of the Participant’s annual Included Compensation for the three (3) consecutive Plan Years during the Participant’s entire employment history which produce the highest average.

(i)

Averaging Period. Unless the Employer elects otherwise under Part 3, #11.a. of the Agreement, the Averaging Period for determining a Participant’s Average Compensation is made up of the three (3) consecutive Measuring Periods during the Participant’s Employment Period which results in the highest Average Compensation. The Employer may elect under Part 3, #11.a. to apply an alternative Averaging Period which is greater than three (3) consecutive Measuring Periods, may elect to take into account the highest Average Compensation over a period of nonconsecutive Measuring Periods, or may elect to take into account all Measuring Periods during the Participant’s Employment Period.

(ii)

Measuring Period. Unless the Employer elects otherwise under Part 3, #11.b. of the Agreement, the Measuring Period for determining Average Compensation is the Plan Year. (If the Plan has a short Plan Year, Average Compensation is based on Included

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Compensation earned during the 12-month period ending on the last day of the short Plan Year.) The Employer may elect under Part 3, #11.b. to apply an alternative Measuring Period for determining Average Compensation based on the calendar year or any other designated 12-month period. Alternatively, the Employer may elect to use calendar months as the Measuring Periods. If monthly Measuring Periods are selected under Part 3, #11.b., the Averaging Period designated under Part 3, #11.a. must be at least 36 months.

(iii)

Employment Period. Unless the Employer elects otherwise under Part 3, #11.c. of the Agreement, the Employment Period used to determine Average Compensation is the Participant’s entire employment period with the Employer. Instead of measuring Average Compensation over a Participant’s entire period of employment, the Employer may elect under Part 3, #11.c. to use Averaging Periods only during the period following the Participant’s original Entry Date (as determined under Part 2 of the Agreement) or any other specified period. If the Employer elects an alternative Employment Period under Part 3, #11.c., such Employment Period must end in the current Plan Year and may not be shorter than the Averaging Period selected in Part 3, #11.a. (or the Participant’s entire period of employment, if shorter).

(iv)

Drop-out years. Unless elected otherwise under Part 3, #11.d. of the Agreement, all Measuring Periods within a Participant’s Employment Period are included for purposes of determining Average Compensation. The Employer may elect under Part 3, #11.d. to exclude the Measuring Period in which the Participant terminates employment or any Measuring Period during which a Participant does not complete a designated number of Hours of Service. If the Employer elects to apply an Hour of Service requirement under Part 3, #11.d.(2), the designated Hours of Service required for any particular Participant may not exceed 75% of the Hours of Service that an Employee working full-time in the same job category as the Participant would earn during the Measuring Period.

In determining whether the Measuring Periods within an Averaging Period are consecutive (see subsection (i) above), any Measuring Period excluded under this subsection (iv) will be disregarded.

(2)

Covered Compensation. For purposes of applying an Integrated Benefit Formula, a Participant’s Covered Compensation for the Plan Year is the average of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending on the last day of the calendar year in which the Participant attains (or will attain) his/her Social Security Retirement Age. In determining a Participant’s Covered Compensation, the Taxable Wage Base in effect as of the beginning of the Plan Year is assumed to remain constant for all future years. If a Participant is 35 or more years away from his/her Social Security Retirement Age, the Participant’s Covered Compensation is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant’s Covered Compensation remains constant for Plan Years beginning after the calendar year in which the Participant attains Social Security Retirement Age.

Unless elected otherwise under Part 4, #14.d.(2) of the Agreement, a Participant’s Covered Compensation must be adjusted every Plan Year to reflect the Taxable Wage Base in effect for such year. The Employer may designate under Part 4, #14.d.(2)(a) to use Covered Compensation for a Plan Year earlier than the current Plan Year. Such earlier Plan Year may not be more than 5 years before the current Plan Year. For the sixth Plan Year following the Plan Year used to calculate Covered Compensation (as determined under this sentence), Covered Compensation will be adjusted using Covered Compensation for the prior Plan Year. Covered Compensation will not be adjusted for Plan Years prior to the sixth Plan Year following the Plan Year used to calculate Covered Compensation.

In determining a Participant’s Covered Compensation, the Employer may elect under Part 4, #14.d.(2)(b) to apply the rounded Covered Compensation tables issued by the IRS instead of using the applicable Taxable Wage Bases of the Participant.

(3)

Excess Compensation. Excess Compensation is used for purposes of determining a Participant’s Normal Retirement Benefit under an Excess Benefit Formula. A Participant’s Excess Compensation is the excess (if any) of the Participant’s Average Compensation over the Integration Level.

(4)

Integration Level. The Integration Level under the Plan is used for determining the Excess Compensation or Offset Compensation used to determine a Participant’s Stated Benefit under the Plan. The Employer may elect under Part 4, #14.d.(1)(a) of the Agreement to use a Participant’s Covered Compensation for the Plan Year as the Integration Level. Alternatively, the Employer may

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elect under Parts 4, #14.d.(1)(b) – (e) to apply an alternative Integration Level under the Plan. (See subsection (c)(3)(iii) above for special rules that apply if the Employer elects an alternative Integration Level.)

(5)

Offset Compensation. A Participant’s Offset Compensation is used to determine a Participant’s Stated Benefit under an Offset Benefit formula. Unless modified under Part 3, #12 of the Agreement, Offset Compensation is the average of a Participant’s annual Included Compensation over the three (3) consecutive Plan Years ending with the current Plan Year. A Participant’s Offset Compensation is taken into account only to the extent it does not exceed the Integration Level under the Plan. For purposes of determining a Participant’s Offset Compensation, Included Compensation which exceeds the Taxable Wage Base in effect for the beginning of a Measuring Period will not be taken into account.

(i)

Measuring Period. Unless elected otherwise under Part 3, #12.a. of the Agreement, Offset Compensation is determined based on Included Compensation earned during the Plan Year (or the 12-month period ending on the last day of the Plan Year for a short Plan Year). Instead of using Plan Years, the Employer may elect under Part 3, #12.a. to determine Offset Compensation over the 3-year period ending with or within the current Plan Year based on calendar years or any other designated 12-month period.

(ii)

Drop-out years. Unless elected otherwise under Part 3, #12.b. of the Agreement, Offset Compensation is determined based on the three consecutive Measuring Periods ending with or within the current Plan Year. The Employer may elect under Part 3, #12.b. to disregard the Measuring Period in which a Participant terminates employment for purposes of determining Offset Compensation.

(6)

Social Security Retirement Age. An Employee’s retirement age as determined under Section 230 of the Social Security Retirement Act. For a Participant who attains age 62 before January 1, 2000 (i.e., born before January 1, 1938), the Participant’s Social Security Retirement Age is 65. For a Participant who attains age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), the Participant’s Social Security Retirement Age is 66. For a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954), the Participant’s Social Security Retirement Age is 67.

(7)

Stated Benefit. The amount determined in accordance with the benefit formula selected in Part 4 of the Agreement, payable annually as a Straight Life Annuity commencing at Normal Retirement Age (or current age, if later). (See subsection (a) above.)

	(8)	Straight Life Annuity. An annuity payable in equal installments for the life of the Participant that terminates upon the Participant’s death.

	(9)	Taxable Wage Base. Taxable Wage Base is the contribution and benefit base under Section 230 of the Social Security Retirement Act at the beginning of the Plan Year.

(10)

Year of Participation. For purposes of determining a Participant’s Stated Benefit under the Plan, a Participant’s Years of Participation are defined under Part 4, #14.a. of the Agreement. (See subsection (a) above for rules regarding the determination of a Participant’s projected Years of Participation.)

The Employer may elect under Part 4, #14.a.(1) to define an Employee’s Years of Participation as each Plan Year during which the Employee satisfies the allocation conditions designated under Part 4, #15 of the Agreement (see Section 2.6 below), including Plan Years prior to the Employee’s becoming an Eligible Participant under the Plan. Alternatively, the Employer may elect under Part 4, #14.a.(2) of the Agreement to define an Employee’s Years of Participation as each Plan Year during which the Employee satisfies the allocation conditions designated under Part 4, #15 of the Agreement (see Section 2.6 below), taking into account only Plan Years during which the Employee is an Eligible Participant. The Employer may elect under Part 4, #14.a.(3) to disregard any Year of Participation completed prior to a date designated under the Agreement.

2.6

Allocation Conditions. In order to receive an allocation of Employer Contributions (other than Section 401(k) Deferrals and Safe Harbor Contributions), an Eligible Participant must satisfy any allocation conditions designated under Part 4, #15 of the Agreement with respect to such contributions. (Similar allocation conditions apply under Part 4B, #19 of the 401(k) Agreement for Employer Matching Contributions and Part 4C, #24 of the 401(k) Agreement for Employer Nonelective Contributions.) Under the Nonstandardized Agreements, the imposition of an allocation condition may cause the Plan to fail the minimum coverage requirements under Code §410(b), unless the only allocation condition under the Plan is a safe harbor allocation condition. (Under the Standardized Agreements, the only

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allocation condition permitted is a safe harbor allocation condition. But see (b) below for a special rule upon plan termination.)

(a)

Safe harbor allocation condition. Under the safe harbor allocation condition under Part 4, #15.b. of the Nonstandardized Agreement [Part 4B, #19.b. and Part 4C, #24.b. of the Nonstandardized 401(k) Agreement], the Employer may elect to require an Eligible Participant to be employed on the last day of the Plan Year or to complete more than a specified number of Hours of Service (not to exceed 500) during the Plan Year to receive an allocation of Employer Contributions (other than Section 401(k) Deferrals or Safe Harbor Contributions) under the Plan. Under this safe harbor allocation condition, an Eligible Participant whose employment terminates before he/she completes the designated Hours of Service is not entitled to an allocation of Employer Contributions subject to such allocation condition. However, if an Eligible Participant completes at least the designated Hours of Service during a Plan Year, the Participant is eligible for an allocation of such Employer Contributions, even if the Participant’s employment terminates during the Plan Year.

The imposition of the safe harbor allocation condition will not cause the Plan to fail the minimum coverage requirements under Code §410(b) because Participants who are excluded from participation solely as a result of the safe harbor allocation condition are excluded from the coverage test. Except as provided under subsection (b) below, the safe harbor allocation condition is the only allocation condition that may be used under the Standardized Agreement.

(b)

Application of last day of employment rule for money purchase and target benefit Plans in year of termination. The Employer may elect under Part 4, #15.c. of the money purchase or target benefit plan Nonstandardized Agreement to require an Eligible Participant to be employed on the last day of the Plan Year to receive an Employer Contribution under the Plan. Regardless of whether the Employer elects to apply a last day of employment condition under the money purchase or target benefit plan Agreement, in any Plan Year during which a money purchase or target benefit Plan is terminated, the last day of employment condition applies. Any unallocated forfeitures under the Plan will be allocated in accordance with the contribution formula designated under Part 4 of the Agreement to each Eligible Participant who completes at least one Hour of Service during the Plan Year.

(c)

Elapsed Time Method. The Employer may elect under Part 4, #15.e. of the Nonstandardized Agreement [Part 4B, #19.e. and Part 4C, #24.e. of the Nonstandardized 401(k) Agreement] to apply the allocation conditions using the Elapsed Time Method. Under the Elapsed Time Method, instead of requiring the completion of a specified number of Hours of Service, the Employer may require an Employee to be employed with the Employer for a specified number of consecutive days.

(1)

Safe harbor allocation condition. The Employer may elect under Part 4, #15.e.(1) of the Agreement [Part 4B, #19.e.(1) and/or Part 4C, #24.e.(1) of the Nonstandardized 401(k) Agreement] to apply the safe harbor allocation condition (as described in subsection (a) above) using the Elapsed Time Method. Under the safe harbor Elapsed Time Method, a Participant who terminates employment with less than a specified number of consecutive days of employment (not more than 91 days) during the Plan Year will not be entitled to an allocation of the designated Employer Contributions. The use of the safe harbor allocation condition under the Elapsed Time Method provides the same protection from coverage as described in subsection (a) above.

(2)

Service condition. Alternatively, the Employer may elect under Part 4, #15.e.(2) of the Nonstandardized Agreement [Part 4B, #19.e.(2) and/or Part 4C, #24.e.(2) of the Nonstandardized 401(k) Agreement] to require an Employee to complete a specified number of consecutive days of employment (not exceeding 182) to receive an allocation of the designated Employer Contributions.

(d)

Special allocation condition for Employer Matching Contributions under Nonstandardized 401(k) Agreement. The Employer may elect under Part 4B, #19.f. of the Nonstandardized 401(k) Agreement to require as a condition for receiving an Employer Matching Contribution that a Participant not withdraw the underlying applicable contributions being matched prior to the end of the period for which the Employer Matching Contribution is being made. Thus, for example, if the Employer elects under Part 4B, #17.a. of the Nonstandardized 401(k) Agreement to apply the matching contribution formula on the basis of the Plan Year quarter, a Participant would not be entitled to an Employer Matching Contribution with respect to any applicable contributions contributed during a Plan Year quarter to the extent such applicable contributions are withdrawn prior to the end of the Plan Year quarter during which they are contributed. A Participant could take a distribution of applicable contributions that were contributed for a prior period without losing eligibility for a current Employer Matching Contribution. This subsection (d) will not prevent a Participant from receiving an Employer Matching Contribution merely because the Participant takes a loan (as permitted under Article 14) from matched contributions.

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(e)

Application to designated period. The Employer may elect under Part 4, #15.f. of the Nonstandardized Agreement [Part 4B, #19.g. and Part 4C, #24.f. of the Nonstandardized 401(k) Agreement] to apply any allocation condition(s) selected under the Agreement on the basis of the period designated under Part 4, #14.a.(1) of the Nonstandardized Agreement [Part 4B, #17.a. or Part 4C, #23.a.(1) of the Nonstandardized 401(k) Agreement]. If this subsection (e) applies to any allocation condition(s) under the Plan, the following procedural rules apply. (This subsection (e) does not apply to the target benefit plan Agreement. See subsection (3) for rules applicable to the Standardized Agreements.)

(1)

Last day of employment requirement. If the Employer elects under Part 4, #15.f. of the Nonstandardized Agreement [Part 4B, #19.g. or Part 4C, #24.f. of the Nonstandardized 401(k) Agreement] to apply the allocation conditions on the basis of designated periods and the Employer elects to apply a last day of employment condition under Part 4, #15.c. of the Nonstandardized Agreement [Part 4B, #19.c. or Part 4C, #24.c. of the Nonstandardized 401(k) Agreement], an Eligible Participant will be entitled to receive an allocation of Employer Contributions for the period designated under Part 4, #14.a.(1) of the Nonstandardized Agreement [Part 4B, #17.a. or Part 4C, #23.a.(1) of the Nonstandardized 401(k) Agreement] only if the Eligible Participant is employed with the Employer on the last day of such period. If an Eligible Participant terminates employment prior to end of the designated period, no Employer Contribution will be allocated to that Eligible Participant for such period. Nothing in this subsection (1) will cause an Eligible Participant to lose Employer Contributions that were allocated for a period prior to the period in which the individual terminates employment.

(2)

Hours of Service condition. If the Employer elects to apply the allocation conditions on the basis of specified periods under Part 4, #15.f. of the Agreement [Part 4B, #19.g. or Part 4C, #24.f. of the Nonstandardized 401(k) Agreement], and elects to apply an Hours of Service condition under Part 4, #15.d. of the Nonstandardized Agreement [Part 4B, #19.d. or Part 4C, #24.d. of the Nonstandardized 401(k) Agreement], an Eligible Participant will be entitled to receive an allocation of Employer Contributions for the period designated under Part 4, #14.a.(1) of the Nonstandardized Agreement [Part 4B, #17.a. or Part 4C, #23.a.(1) of the Nonstandardized 401(k) Agreement] only if the Eligible Participant completes the required Hours of Service before the last day of such period. In applying the fractional method under subsection (i) or the period-by-period method under subsection (ii), an Eligible Participant who completes a sufficient number of Hours of Service for the Plan Year to earn a Year of Service under the Plan will be entitled to a full contribution for the Plan Year, as if the Eligible Participant satisfied the Hours of Service condition for each designated period. A catch-up contribution may be required for such Participants.

(i)

Fractional method. The Employer may elect under Part 4, #15.f.(1) of the Nonstandardized Agreement [Part 4B, #19.g.(1) or Part 4C, #24.f.(1) of the Nonstandardized 401(k) Agreement] to apply the Hours of Service condition on the basis of specified period using the fractional method. Under the fractional method, the required Hours of Service for any period are determined by multiplying the Hours of Service required under Part 4, #15.d. of the Nonstandardized Agreement [Part 4B, #19.d. or Part 4C, #24.d. of the Nonstandardized 401(k) Agreement] by a fraction, the numerator of which is the total number of periods completed during the Plan Year (including the current period) and the denominator of which is the total number of periods during the Plan Year. Thus, for example, if the Employer applies a 1,000 Hours of Service condition to receive an Employer Matching Contribution and elects to apply such condition on the basis of Plan Year quarters, an Eligible Participant would have to complete 250 Hours of Service by the end of the first Plan Year quarter [1/4 x 1,000], 500 Hours of Service by the end of the second Plan Year quarter [2/4 x 1,000], 750 Hours of Service by the end of the third Plan Year quarter [3/4 x 1,000] and 1,000 Hours of Service by the end of the Plan Year [4/4 x 1,000] to receive an allocation of the Employer Matching Contribution for such period. If an Eligible Participant does not complete the required Hours of Service for any period during the Plan Year, no Employer Contribution will be allocated to that Eligible Participant for such period. However, if an Eligible Participant completes the required Hours of Service under Part 4, #15.d. for the Plan Year, such Participant will receive a full contribution for the Plan Year as if the Participant satisfied the Hours of Service conditions for each period during the year. Nothing in this subsection (i) will cause an Eligible Participant to lose Employer Contributions that were allocated for a period during which the Eligible Participant completed the required Hours of Service for such period.

(ii)

Period-by-period method. The Employer may elect under Part 4, #15.f.(2) of the Nonstandardized Agreement [Part 4B, #19.g.(2) or Part 4C, #24.f.(2) of the Nonstandardized 401(k) Agreement] to apply the Hours of Service condition on the basis of specified period using the period-by-period method. Under the period-by-period

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method, the required Hours of Service for any period are determined separately for such period. The Hours of Service required for any specific period are determined by multiplying the Hours of Service required under Part 4, #15.d. of the Nonstandardized Agreement [Part 4B, #19.d. or Part 4C, #24.d. of the Nonstandardized 401(k) Agreement] by a fraction, the numerator of which is one (1) and the denominator of which is the total number of periods during the Plan Year. Thus, for example, if the Employer applies a 1,000 Hours of Service condition to receive an Employer Matching Contribution and elects to apply such condition on the basis of Plan Year quarters, an Eligible Participant would have to complete 250 Hours of Service in each Plan Year quarter [1/4 x 1,000] to receive an allocation of the Employer Matching Contribution for such period. If an Eligible Participant does not complete the required Hours of Service for any period during the Plan Year, no Employer Contribution will be allocated to that Eligible Participant for such period. However, if an Eligible Participant completes the required Hours of Service under Part 4, #15.d. for the Plan Year, such Participant will receive a full contribution for the Plan Year as if the Participant satisfied the Hours of Service conditions for each period during the year. Nothing in this subsection (ii) will cause an Eligible Participant to lose Employer Contributions that were allocated for a period during which the Eligible Participant completed the required Hours of Service for such period.

(3)

Safe harbor allocation condition. If the Employer elects to apply the allocation conditions on the basis of specified periods under Part 4, #15.f. of the Nonstandardized Agreement [Part 4B, #19.g. or Part 4C, #24.f. of the Nonstandardized 401(k) Agreement] and elects to apply the safe harbor allocation condition under Part 4, #15.b. of the Nonstandardized Agreement [Part 4B, #19.b. or Part 4C, #24.b. of the Nonstandardized 401(k) Agreement], the rules under subsection (1) above will apply, without regard to the rules under subsection (2) above. Thus, an Eligible Employee who terminates during a period designated under Part 4, #14.a.(1) of the Nonstandardized Agreement [Part 4B, #17.a. or Part 4C, #23.a.(1) of the Nonstandardized 401(k) Agreement] will not receive an allocation of Employer Contributions for such period if the Eligible Participant has not completed the Hours of Service designated under Part 4, #15.b. of the Nonstandardized Agreement [Part 4B, #19.b. or Part 4C, #24.b. of the Nonstandardized 401(k) Agreement]. Nothing in this subsection (3) will cause an Eligible Participant to lose Employer Contributions that were allocated for a period prior to the period in which the individual terminates employment. (This subsection (3) also applies if the Employer elects to apply the safe harbor allocation condition on the basis of specified periods under Part 4, #15.c. of the Standardized Agreement [Part 4B, #19.c. or Part 4C, #22.c. of the Standardized 401(k) Agreement].)

(4)

Elapsed Time Method. The election to apply the allocation conditions on the basis of specified periods does not apply to the extent the Elapsed Time Method applies under Part 4, #15.e. of the Nonstandardized Agreement [Part 4B, #19.e. or Part 4C, #24.e. of the Nonstandardized 401(k) Agreement]. If an Employer elects to apply the allocation conditions on the basis of specified periods and elects to apply the Elapsed Time Method, an Eligible Employee will be entitled to an allocation of Employer Contributions if such Eligible Participant is employed as of the last day of such period, without regard to the number of consecutive days in such period. Thus, in effect, the Elapsed Time Method will only apply to prevent an allocation of Employer Contributions for the last designated period in the Plan Year, if the Eligible Participant has not completed the consecutive days required under Part 4, #15.e. of the Nonstandardized Agreement [Part 4B, #19.e. or Part 4C, #24.e. of the Nonstandardized 401(k) Agreement] by the end of the Plan Year. The last day of employment rules subsection (1) above still may apply (to the extent applicable) for periods during which the Eligible Participant terminates employment.

2.7

Fail-Safe Coverage Provision. If the Employer has elected to apply a last day of the Plan Year allocation condition and/or an Hours of Service allocation condition under a Nonstandardized Agreement, the Employer may elect under Part 13, #56 of the Nonstandardized Agreement [Part 13, #74 of the Nonstandardized 401(k) Agreement] to apply the Fail-Safe Coverage Provision. Under the Fail-Safe Coverage Provision, if the Plan fails to satisfy the ratio percentage coverage requirements under Code §410(b) for a Plan Year due to the application of a last day of the Plan Year allocation condition and/or an Hours of Service allocation condition, such allocation condition(s) will be automatically eliminated for the Plan Year for certain otherwise Eligible Participants, under the process described in subsections (a) through (d) below, until enough Eligible Participants are benefiting under the Plan so that the ratio percentage test of Treasury Regulation §1.410(b)-2(b)(2) is satisfied.

If the Employer elects to have the Fail-Safe Coverage Provision apply, such provision automatically applies for any Plan Year for which the Plan does not satisfy the ratio percentage coverage test under Code §410(b). (Except as provided in the following paragraph, the Plan may not use the average benefits test to comply with the minimum coverage requirements if the Fail-Safe Coverage Provision is elected.) The Plan satisfies the ratio percentage test if the percentage of the Nonhighly Compensated Employees under the Plan is at least 70% of the percentage of the Highly

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Compensated Employees who benefit under the Plan. An Employee is benefiting for this purpose only if he/she actually receives an allocation of Employer Contributions or forfeitures or, if testing coverage of a 401(m) arrangement (i.e., a Plan that provides for Employer Matching Contributions and/or Employee After-Tax Contributions), the Employee would receive an allocation of Employer Matching Contributions by making the necessary contributions or the Employee is eligible to make Employee After-Tax Contributions. To determine the percentage of Nonhighly Compensated Employees or Highly Compensated Employees who are benefiting, the following Employees are excluded for purposes of applying the ratio percentage test: (i) Employees who have not satisfied the Plan’s minimum age and service conditions under Section 1.4; (ii) Nonresident Alien Employees; (iii) Union Employees; and (iv) Employees who terminate employment during the Plan Year with less than 501 Hours of Service and do not benefit under the Plan.

Under the Fail-Safe Coverage Provision, certain otherwise Eligible Participants who are not benefiting for the Plan Year as a result of a last day of the Plan Year allocation condition or an Hours of Service allocation condition will participate under the Plan based on whether such Participants are Category 1 Employees or Category 2 Employees. Alternatively, the Employer may elect under Part 13, #56.b.(2) of the Nonstandardized Agreement [Part 13, #74.b.(2) of the Nonstandardized 401(k) Agreement] to apply the special Fail-Safe Coverage Provision described in (d) below which eliminates the allocation conditions for otherwise Eligible Participants with the lowest Included Compensation. If after applying the Fail-Safe Coverage Provision, the Plan does not satisfy the ratio percentage coverage test, the Fail-Safe Coverage Provision does not apply, and the Plan may use any other available method (including the average benefit test) to satisfy the minimum coverage requirements under Code §410(b).

(a)

Top-Heavy Plans. Unless provided otherwise under Part 13, #56.b.(1) of the Nonstandardized Agreement [Part 13, #74.b.(1) of the Nonstandardized 401(k) Agreement], if the Plan is a Top-Heavy Plan, the Hours of Service allocation condition will be eliminated for all Non-Key Employees who are Nonhighly Compensated Employees, prior to applying the Fail-Safe Coverage Provisions under subsections (b) and (c) or (d) below.

(b)

Category 1 Employees - Otherwise Eligible Participants (who are Nonhighly Compensated Employees) who are still employed by the Employer on the last day of the Plan Year but who failed to satisfy the Plan’s Hours of Service condition. The Hours of Service allocation condition will be eliminated for Category 1 Employees (who did not receive an allocation under the Plan due to the Hours of Service allocation condition) beginning with the Category 1 Employee(s) credited with the most Hours of Service for the Plan Year and continuing with the Category 1 Employee(s) with the next most Hours of Service until the ratio percentage test is satisfied. If two or more Category 1 Employees have the same number of Hours of Service, the allocation condition will be eliminated for those Category 1 Employees starting with the Category 1 Employee(s) with the lowest Included Compensation. If the Plan still fails to satisfy the ratio percentage test after all Category 1 Employees receive an allocation, the Plan proceeds to Category 2 Employees.

(c)

Category 2 Employees - Otherwise Eligible Participants (who are Nonhighly Compensated Employees) who terminated employment during the Plan Year with more than 500 Hours of Service. The last day of the Plan Year allocation condition will then be eliminated for Category 2 Employees (who did not receive an allocation under the Plan due to the last day of the Plan Year allocation condition) beginning with the Category 2 Employee(s) who terminated employment closest to the last day of the Plan Year and continuing with the Category 2 Employee(s) with a termination of employment date that is next closest to the last day of the Plan Year until the ratio percentage test is satisfied. If two or more Category 2 Employees terminate employment on the same day, the allocation condition will be eliminated for those Category 2 Employees starting with the Category 2 Employee(s) with the lowest Included Compensation.

(d)

Special Fail-Safe Coverage Provision. Instead of applying the Fail-Safe Coverage Provision based on Category 1 and Category 2 Employees, the Employer may elect under Part 13, #56.b.(2) of the Nonstandardized Agreement [Part 13, #74.b.(2) of the Nonstandardized 401(k) Agreement] to eliminate the allocation conditions beginning with the otherwise Eligible Participant(s) (who are Nonhighly Compensated Employees and who did not terminate employment during the Plan Year with 500 Hours of Service or less) with the lowest Included Compensation and continuing with such otherwise Eligible Participants with the next lowest Included Compensation until the ratio percentage test is satisfied. If two or more otherwise Eligible Participants have the same Included Compensation, the allocation conditions will be eliminated for all such individuals.

2.8

Deductible Employee Contributions. The Plan Administrator will not accept deductible employee contributions that are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate Account which will be nonforfeitable at all times. The Account will share in the gains and losses under the Plan in the same manner as described in Section 13.4. No part of the deductible voluntary contribution Account will be used to purchase life insurance. Subject to the Joint and Survivor Annuity requirements under Article 9 (if applicable), the Participant may withdraw any part of the deductible voluntary contribution Account by making a written application to the Plan Administrator.

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ARTICLE 3
EMPLOYEE AFTER-TAX CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS AND TRANSFERS

This Article provides the rules regarding Employee After-Tax Contributions, Rollover Contributions and transfers that may be made under this Plan. The Trustee has the authority under Article 12 to accept Rollover Contributions under this Plan and to enter into transfer agreements concerning the transfer of assets from another qualified retirement plan to this Plan, if so directed by the Plan Administrator.

3.1

Employee After-Tax Contributions. The Employer may elect under Part 4D of the Nonstandardized 401(k) Agreement to allow Eligible Participants to make Employee After-Tax Contributions under the Plan. Employee After-Tax Contributions may only be made under the Nonstandardized 401(k) Agreement. Any Employee After-Tax Contributions made under this Plan are subject to the ACP Test outlined in Section 17.3. (Nothing under this Section precludes the holding of Employee After-Tax Contributions under a profit sharing plan or money purchase plan that were made prior to the adoption of this Prototype Plan.)

The Employer may elect under Part 4D, #25 of the Nonstandardized 401(k) Agreement to impose a limit on the maximum amount of Included Compensation an Eligible Participant may contribute as an Employee After-Tax Contribution. The Employer may also elect under Part 4D, #26 of the Nonstandardized 401(k) Agreement to impose a minimum amount that an Eligible Participant may contribute to the Plan during any payroll period.

Employee After-Tax Contributions must be held in the Participant’s Employee After-Tax Contribution Account, which is always 100% vested. A Participant may withdraw amounts from his/her Employee After-Tax Contribution Account at any time, in accordance with the distribution rules under Section 8.5(a), except as prohibited under Part 10 of the Agreement. No forfeitures will occur solely as a result of an Employee’s withdrawal of Employee After-Tax Contributions.

3.2

Rollover Contributions. An Employee may make a Rollover Contribution to this Plan from another “qualified retirement plan” or from a “conduit IRA,” if the acceptance of rollovers is permitted under Part 12 of the Agreement or if the Plan Administrator adopts administrative procedures regarding the acceptance of Rollover Contributions. Any Rollover Contribution an Employee makes to this Plan will be held in the Employee’s Rollover Contribution Account, which is always 100% vested. A Participant may withdraw amounts from his/her Rollover Contribution Account at any time, in accordance with the distribution rules under Section 8.5(a), except as prohibited under Part 10 of the Agreement.

For purposes of this Section 3.2, a “qualified retirement plan” is any tax qualified retirement plan under Code §401(a) or any other plan from which distributions are eligible to be rolled over into this Plan pursuant to the Code, regulations, or other IRS guidance. A “conduit IRA” is an IRA that holds only assets that have been properly rolled over to that IRA from a qualified retirement plan under Code §401(a). To qualify as a Rollover Contribution under this Section, the Rollover Contribution must be transferred directly from the qualified retirement plan or conduit IRA in a Direct Rollover or must be transferred to the Plan by the Employee within sixty (60) days following receipt of the amounts from the qualified plan or conduit IRA.

If Rollover Contributions are permitted, an Employee may make a Rollover Contribution to the Plan even if the Employee is not an Eligible Participant with respect to any or all other contributions under the Plan, unless otherwise prohibited under separate administrative procedures adopted by the Plan Administrator. An Employee who makes a Rollover Contribution to this Plan prior to becoming an Eligible Participant shall be treated as a Participant only with respect to such Rollover Contribution Account, but shall not be treated as an Eligible Participant until he/she otherwise satisfies the eligibility conditions under the Plan.

The Plan Administrator may refuse to accept a Rollover Contribution if the Plan Administrator reasonably believes the Rollover Contribution (a) is not being made from a proper plan or conduit IRA; (b) is not being made within sixty (60) days from receipt of the amounts from a qualified retirement plan or conduit IRA; (c) could jeopardize the tax-exempt status of the Plan; or (d) could create adverse tax consequences for the Plan or the Employer. Prior to accepting a Rollover Contribution, the Plan Administrator may require the Employee to provide satisfactory evidence establishing that the Rollover Contribution meets the requirements of this Section.

The Plan Administrator may apply different conditions for accepting Rollover Contributions from qualified retirement plans and conduit IRAs. Any conditions on Rollover Contributions must be applied uniformly to all Employees under the Plan.

3.3

Transfer of Assets. The Plan Administrator may direct the Trustee to accept a transfer of assets from another qualified retirement plan on behalf of any Employee, even if such Employee is not eligible to receive other contributions under the Plan. If a transfer of assets is made on behalf of an Employee prior to the Employee’s becoming an Eligible Participant, the Employee shall be treated as a Participant for all purposes with respect to such transferred amount. Any assets transferred to this Plan from another plan must be accompanied by written instructions designating the name of

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

each Employee for whose benefit such amounts are being transferred, the current value of such assets, and the sources from which such amounts are derived. The Plan Administrator will deposit any transferred assets in the appropriate Participant’s Transfer Account. The Transfer Account will contain any sub-Accounts necessary to separately track the sources of the transferred assets. Each sub-Account will be treated in the same manner as the corresponding Plan Account.

The Plan Administrator may direct the Trustee to accept a transfer of assets from another qualified plan of the Employer in order to comply with the qualified replacement plan requirements under Code §4980(d) (relating to the excise tax on reversions from a qualified plan) without affecting the status of this Plan as a Prototype Plan. A transfer made pursuant to Code §4980(d) will be allocated as Employer Contributions either in the Plan Year in which the transfer occurs, or over a period of Plan Years (not exceeding the maximum period permitted under Code §4980(d)), as provided in the applicable transfer agreement. To the extent a transfer described in this paragraph is not totally allocable in the Plan Year in which the transfer occurs, the portion which is not allocable will be credited to a suspense account until allocated in accordance with the transfer agreement.

The Plan Administrator may refuse to accept a transfer of assets if the Plan Administrator reasonably believes the transfer (a) is not being made from a proper qualified plan; (b) could jeopardize the tax-exempt status of the Plan; or (c) could create adverse tax consequences for the Plan or the Employer. Prior to accepting a transfer of assets, the Plan Administrator may require evidence documenting that the transfer of assets meets the requirements of this Section. The Trustee will have no responsibility to determine whether the transfer of assets meets the requirements of this Section; to verify the correctness of the amount and type of assets being transferred to the Plan; or to perform any due diligence review with respect to such transfer.

(a)

Protection of Protected Benefits. Except in the case of a Qualified Transfer (as defined in subsection (d) below), a transfer of assets is initiated at the Plan level and does not require Participant or spousal consent. If the Plan Administrator directs the Trustee to accept a transfer of assets to this Plan, the Participant on whose behalf the transfer is made retains all Protected Benefits that applied to such transferred assets under the transferor plan.

(b)

Transferee plan. Except in the case of a Qualified Transfer (as defined in subsection (d)), if the Plan Administrator directs the Trustee to accept a transfer of assets from another plan which is subject to the Joint and Survivor Annuity requirements under Code §401(a)(11), the amounts so transferred continue to be subject to such requirements, as provided in Article 9. If this Plan is not otherwise subject to the Qualified Joint and Survivor Annuity requirements (as determined under Part 11, #41.a. of the Agreement [Part 11, #59.a. of the 401(k) Agreement]), the Qualified Joint and Survivor Annuity requirements apply only to the amounts under the Transfer Account which are attributable to the amounts which were subject to the Qualified Joint and Survivor Annuity requirements under the transferor plan. The Employer may override this default rule by checking Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement] thereby subjecting the entire Plan to the Qualified Joint and Survivor Annuity Requirements.

(c)	Transfers from a Defined Benefit Plan, money purchase plan or 401(k) plan.

(1)

Defined Benefit Plan. The Plan Administrator will not direct the Trustee to accept a transfer of assets from a Defined Benefit Plan unless such transfer qualifies as a Qualified Transfer (as defined in subsection (d) below) or the assets transferred from the Defined Benefit Plan are in the form of paid-up annuity contracts which protect all the Participant’s Protected Benefits under the Defined Benefit Plan. (However, see the special rule under the second paragraph of Section 3.3 above regarding transfers authorized under Code §4980(d).)

(2)

Money purchase plan. If this Plan is a profit sharing plan or a 401(k) plan and the Plan Administrator directs the Trustee to accept a transfer of assets from a money purchase plan (other than as a Qualified Transfer as defined in subsection (d) below), the amounts transferred (and any gains attributable to such transferred amounts) continue to be subject to the distribution restrictions applicable to money purchase plan assets under the transferor plan. Such amounts may not be distributed for reasons other than death, disability, attainment of Normal Retirement Age, or termination of employment, regardless of any distribution provisions under this Plan that would otherwise permit a distribution prior to such events.

(3)

401(k) plan. If the Plan Administrator directs the Trustee to accept a transfer of Section 401(k) Deferrals, QMACs, QNECs, or Safe Harbor Contributions from a 401(k) plan, such amounts retain their character under this Plan and such amounts (including any allocable gains or losses) remain subject to the distribution restrictions applicable to such amounts under the Code.

(d)

Qualified Transfer. The Plan may eliminate certain Protected Benefits (as provided under subsection (3) below) related to plan assets that are received in a Qualified Transfer from another plan. A Qualified Transfer

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is a plan-to-plan transfer of a Participant’s benefits that meets the requirements under subsection (1) or (2) below.

(1)	Elective transfer. A plan-to-plan transfer of a Participant’s benefits from another qualified plans is a Qualified Transfer if such transfer satisfies the following requirements.

(i)

The Participant must have the right to receive an immediate distribution of his/her benefits under the transferor plan at the time of the Qualified Transfer. For transfers that occur on or after January 1, 2002, the Participant must not be eligible at the time of the Qualified Transfer to take an immediate distribution of his/her entire benefit in a form that would be entirely eligible for a Direct Rollover.

	(ii)	The Participant on whose behalf benefits are being transferred must make a voluntary, fully informed election to transfer his/her benefits to this Plan.

(iii)

The Participant must be provided an opportunity to retain the Protected Benefits under the transferor plan. This requirement is satisfied if the Participant is given the option to receive an annuity that protects all Protected Benefits under the transferor plan or the option of leaving his/her benefits in the transferor plan.

(iv)

The Participant’s spouse must consent to the Qualified Transfer if the transferor plan is subject to the Joint and Survivor Annuity requirements under Article 9. The spouse’s consent must satisfy the requirements for a Qualified Election under Section 9.4(d).

	(v)	The amount transferred (along with any contemporaneous Direct Rollover) must not be less than the value of the Participant’s vested benefit under the transferor plan.

	(vi)	The Participant must be fully vested in the transferred benefit.

(2)

Transfer upon specified events. For transfers that occur on or after September 6, 2000, a plan-to-plan transfer of a Participant’s entire benefit (other than amounts the Plan accepts as a Direct Rollover) from another Defined Contribution Plan that is made in connection with an asset or stock acquisition, merger, or other similar transaction involving a change in the Employer or is made in connection with a Participant’s change in employment status that causes the Participant to become ineligible for additional allocations under the transferor plan, is a Qualified Transfer if such transfer satisfies the following requirements:

	(i)	The Participant need not be eligible for an immediate distribution of his/her benefits under the transferor plan.

	(ii)	The Participant on whose behalf benefits are being transferred must make a voluntary, fully informed election to transfer his/her benefits to this Plan.

(iii)

The Participant must be provided an opportunity to retain the Protected Benefits under the transferor plan. This requirement is satisfied if the Participant is given the option to receive an annuity that protects all Protected Benefits under the transferor plan or the option of leaving his/her benefits in the transferor plan.

	(iv)	The benefits must be transferred between plans of the same type. To satisfy this requirement, the transfer must satisfy the following requirements.

		(A)	To accept a Qualified Transfer under this subsection (2) from a money purchase plan, this Plan also must be a money purchase plan.

		(B)	To accept a Qualified Transfer under this subsection (2) from a 401(k) plan, this Plan also must be a 401(k) plan.

		(C)	To accept a Qualified Transfer under this subsection (2) from a profit sharing plan, this Plan may be any type of Defined Contribution Plan.

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	(3)	Treatment of Qualified Transfer.

(i)

Rollover Contribution Account. If the Plan Administrator directs the Trustee to accept on behalf of a Participant a transfer of assets that qualifies as a Qualified Transfer, the Plan Administrator will treat such amounts as a Rollover Contribution and will deposit such amounts in the Participant’s Rollover Contribution Account. A Qualified Transfer may include benefits derived from Employee After-Tax Contributions.

(ii)

Elimination of Protected Benefits. If the Plan accepts a Qualified Transfer, the Plan does not have to protect any Protected Benefits derived from the transferor plan. However, if the Plan accepts a Qualified Transfer that meets the requirements for a transfer under subsection (2) above, the Plan must continue to protect the QJSA benefit if the transferor plan is subject to the QJSA requirements.

(e)

Trustee’s right to refuse transfer. If the assets to be transferred to the Plan under this Section 3.3 are not susceptible to proper valuation and identification or are of such a nature that their valuation is incompatible with other Plan assets, the Trustee may refuse to accept the transfer of all or any specific asset, or may condition acceptance of the assets on the sale or disposition of any specific asset.

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

ARTICLE 4
PARTICIPANT VESTING

This Article contains the rules for determining the vested (nonforfeitable) amount of a Participant’s Account Balance under the Plan. Part 6 of the Agreement contains specific elections for applying these vesting rules. Part 7 of the Agreement contains special service crediting elections to override the default provisions under this Article.

4.1

In General. A Participant’s vested interest in his/her Employer Contribution Account and Employer Matching Contribution Account is determined based on the vesting schedule elected in Part 6 of the Agreement. A Participant is always fully vested in his/her Section 401(k) Deferral Account, Employee After-Tax Contribution Account, QNEC Account, QMAC Account, Safe Harbor Nonelective Contribution Account, Safe Harbor Matching Contribution Account, and Rollover Contribution Account.

(a)

Attainment of Normal Retirement Age. Regardless of the Plan’s vesting schedule, a Participant’s right to his/her Account Balance is fully vested upon the date he/she attains Normal Retirement Age, provided the Participant is an Employee on or after such date.

(b)

Vesting upon death, becoming Disabled, or attainment of Early Retirement Age. If elected by the Employer in Part 6, #21 of the Agreement [Part 6, #39 of the 401(k) Agreement], a Participant will become fully vested in his/her Account Balance if the Participant dies, becomes Disabled, or attains Early Retirement Age while employed by the Employer.

(c)

Addition of Employer Nonelective Contribution or Employer Matching Contribution. If the Plan is a Safe Harbor 401(k) Plan as defined in Section 17.6, all amounts allocated to the Participant’s Safe Harbor Nonelective Contribution Account and/or Safe Harbor Matching Contribution Account are always 100% vested. If a Safe Harbor 401(k) Plan is amended to add a regular Employer Nonelective Contribution or Employer Matching Contribution, a Participant’s vested interest in such amounts is determined in accordance with the vesting schedule selected under Part 6 of the Agreement. The addition of a vesting schedule under Part 6 for such contributions is not considered an amendment of the vesting schedule under Section 4.7 below merely because the Participant was fully vested in his/her Safe Harbor Nonelective Contribution Account or Safe Harbor Matching Contribution Account.

(d)

Vesting upon merger, consolidation or transfer. No accelerated vesting will be required solely because a Defined Contribution Plan is merged with another Defined Contribution Plan, or because assets are transferred from a Defined Contribution Plan to another Defined Contribution Plan. Thus, for example, Participants will not automatically become 100% vested in their Employer Contribution Account(s) solely on account of a merger of a money purchase plan with a profit sharing or 401(k) Plan or a transfer of assets between such Plans. (See Section 18.3 for the benefits that must be protected as a result of a merger, consolidation or transfer.)

4.2

Vesting Schedules. The Plan’s vesting schedule will determine an Employee’s vested percentage in his/her Employer Contribution Account and/or Employer Matching Contribution Account. The vested portion of a Participant’s Employer Contribution Account and/or Employer Matching Contribution Account is determined by multiplying the Participant’s vesting percentage determined under the applicable vesting schedule by the total amount under the applicable Account.

The Employer must elect a normal vesting schedule and a Top-Heavy Plan vesting schedule under Part 6 of the Agreement. The Top-Heavy Plan vesting schedule will apply for any Plan Year in which the plan is a Top-Heavy Plan. If this Plan is a 401(k) plan, the Employer must elect a normal and Top-Heavy Plan vesting schedule for both Employer Nonelective Contributions and Employer Matching Contributions, but only to the extent such contributions are authorized under Part 4B and/or Part 4C of the 401(k) Agreement.

The Employer may choose any of the following vesting schedules as the normal vesting schedule under Part 6 of the Agreement. For the Top-Heavy Plan vesting, the Employer may only choose the full and immediate, 6-year graded, 3-year cliff, or modified vesting schedule, as described below.

	(a)	Full and immediate vesting schedule. Under the full and immediate vesting schedule, the Participant is always 100% vested in his/her Account Balance.

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(b)

7-year graded vesting schedule. Under the 7-year graded vesting schedule, an Employee vests in his/her Employer Contribution Account and/or Employer Matching Contribution Account in the following manner:

After 3 Years of Service – 20% vesting
After 4 Years of Service – 40% vesting
After 5 Years of Service – 60% vesting
After 6 Years of Service – 80% vesting
After 7 Years of Service – 100% vesting

(c)

6-year graded vesting schedule. Under the 6-year graded vesting schedule, an Employee vests in his/her Employer Contribution Account and/or Employer Matching Contribution Account in the following manner:

After 2 Years of Service – 20% vesting
After 3 Years of Service – 40% vesting
After 4 Years of Service – 60% vesting
After 5 Years of Service – 80% vesting
After 6 Years of Service – 100% vesting

	(d)	5-year cliff vesting schedule. Under the 5-year cliff vesting schedule, an Employee is 100% vested after 5 Years of Service. Prior to the fifth Year of Service, the vesting percentage is zero.

	(e)	3-year cliff vesting schedule. Under the 3-year cliff vesting schedule, an Employee is 100% vested after 3 Years of Service. Prior to the third Year of Service, the vesting percentage is zero.

(f)

Modified vesting schedule. For the normal vesting schedule, the Employer may elect a modified vesting schedule under which the vesting percentage for each Year of Service is not less than the percentage that would be required for each Year of Service under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service. For the Top-Heavy Plan vesting schedule, the Employer may elect a modified vesting schedule under which the vesting percentage for each Year of Service is not less than the percentage that would be required for each Year of Service under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.

4.3

Shift to/from Top-Heavy Vesting Schedule. For a Plan Year in which the Plan is a Top-Heavy Plan, the Plan automatically shifts to the Top-Heavy Plan vesting schedule. Once a Plan uses a Top-Heavy Plan vesting schedule, that schedule will continue to apply for all subsequent Plan Years. The Employer may override this default provision under Part 6, #22 of the Nonstandardized Agreement [Part 6, #40 of the Nonstandardized 401(k) Agreement]. The rules under Section 4.7 will apply when a Plan shifts to or from a Top-Heavy Plan vesting schedule.

4.4

Vesting Computation Period. For purposes of computing a Participant’s vested interest in his/her Employer Contribution Account and/or Employer Matching Contribution Account, an Employee’s Vesting Computation Period is the 12-month period measured on a Plan Year basis, unless the Employer elects under Part 7, #26 of the Agreement [Part 7, #44 of the 401(k) Agreement] to measure Vesting Computation Periods using Anniversary Years. The Employer may designate an alternative 12-month period under Part 7, #26.b. of the Nonstandardized Agreement [Part 7, #44.b. of the Nonstandardized 401(k) Agreement]. Any Vesting Computation Period designated under Part 7, #26.b. or #44.b., as applicable, must be a 12-consecutive month period and must apply uniformly to all Participants.

(a)

Anniversary Years. If the Employer elects to measure Vesting Computation Periods using Anniversary Years, the Vesting Computation Period is the 12-month period commencing on the Employee’s Employment Commencement Date (or Reemployment Commencement Date) and each subsequent 12-month period commencing on the anniversary of such date.

	(b)	Measurement on same Vesting Computation Period. The Plan will measure Years of Service and Breaks in Service (if applicable) for purposes of vesting on the same Vesting Computation Period.

4.5

Crediting Years of Service for Vesting Purposes. Unless the Employer elects otherwise under Part 7, #25 of the Agreement [Part 7, #43 of the 401(k) Agreement], an Employee will earn one Year of Service for purposes of applying the vesting rules if the Employee completes 1,000 Hours of Service with the Employer during a Vesting Computation Period. An Employee will receive credit for a Year of Service as of the end of the Vesting Computation Period, if the Employee completes the required Hours of Service during such period, even if the Employee is not employed for the entire period.

(a)

Calculating Hours of Service. In calculating an Employee’s Hours of Service for purposes of applying the vesting rules under this Article, the Employer will use the Actual Hours Crediting Method, unless the Employer elects otherwise under Part 7, #25 of the Agreement [Part 7, #43 of the 401(k) Agreement]. (See Article 6 of this Plan for a description of the alternative service crediting methods.)

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(b)

Excluded service. Unless the Employer elects to exclude certain service with the Employer under Part 6, #20 of the Agreement [Part 6, #38 of the 401(k) Agreement], all service with the Employer is counted for vesting purposes.

(1)

Service before the Effective Date of the Plan. Under Part 6, #20.a. of the Agreement [Part 6, #38.a. of the 401(k) Agreement], the Employer may elect to exclude service during any period for which the Employer did not maintain the Plan or a Predecessor Plan. For this purpose, a Predecessor Plan is a qualified plan maintained by the Employer that is terminated within the 5-year period immediately preceding or following the establishment of this Plan. A Participant’s service under a Predecessor Plan must be counted for purposes of determining the Participant’s vested percentage under this Plan.

(2)

Service before a certain age. Under Part 6, #20.b. of the Agreement [Part 6, #38.b.of the 401(k) Agreement], the Employer may elect to exclude service before an Employee attains a certain age. For this purpose, the Employer may not designate an age greater than 18. An Employee will be credited with a Year of Service for the Vesting Computation Period during which the Employee attains the requisite age, provided the Employee satisfies all other conditions required for a Year of Service.

4.6

Vesting Break in Service Rules. Except as provided under Section 4.5(b), in determining a Participant’s vested percentage, a Participant is credited with all Years of Service earned with the Employer, subject to the following Break in Service rules. In applying these Break in Service rules, Years of Service and Breaks in Service (as defined in Section 22.27) are measured on the same Vesting Computation Period as defined in Section 4.4 above.

(a)

One-year holdout Break in Service. The one-year holdout Break in Service rule will not apply unless the Employer specifically elects in Part 7, #27.b. of the Nonstandardized Agreement [Part 7, #45.b. of the Nonstandardized 401(k) Agreement] to have it apply. If the one-year holdout Break in Service rule is elected, an Employee who has a one-year Break in Service will not be credited for vesting purposes with any Years of Service earned before such one-year Break in Service until the Employee has completed a Year of Service after the one-year Break in Service. The one-year holdout rule does not apply under the Standardized Agreement.

(b)

Five-Year Forfeiture Break in Service. In the case of a Participant who has five (5) consecutive one-year Breaks in Service, all Years of Service after such Breaks in Service will be disregarded for the purpose of vesting in the portion of the Participant’s Employer Contribution Account and/or Employer Matching Contribution Account that accrued before such Breaks in Service, but both pre-break and post-break service will count for purposes of vesting in the portion of such Accounts that accrues after such breaks. The Participant will forfeit the nonvested portion of his/her Employer Contribution Account and/or Employer Matching Contribution Account accrued prior to incurring five consecutive Breaks in Service, in accordance with Section 5.3(b).

In the case of a Participant who does not have five consecutive one-year Breaks in Service, all Years of Service will count in vesting both the pre-break and post-break Account Balance derived from Employer Contributions.

(c)

Rule of Parity Break in Service. This Break in Service rule applies only to Participants who are totally nonvested (i.e., 0% vested) in their Employer Contribution Account and Employer Matching Contribution Account. If an Employee is vested in any portion of his/her Employer Contribution Account or Employer Matching Contribution Account, the Rule of Parity does not apply. Under this Break in Service rule, if a nonvested Participant incurs a period of consecutive one-year Breaks in Service which equals or exceeds the greater of five (5) or the Participant’s aggregate number of Years of Service with the Employer, all service earned prior to the consecutive Break in Service period will be disregarded and the Participant will be treated as a new Employee for purposes of determining vesting under the Plan. The Employer may elect under Part 7, #27.a. of the Agreement [Part 7, #45.a. of the 401(k) Agreement] not to apply the Rule of Parity Break in Service rule.

(1)

Previous application of the Rule of Parity Break in Service rule. In determining a Participant’s aggregate Years of Service for purposes of applying the Rule of Parity Break in Service rule, any Years of Service otherwise disregarded under a previous application of this rule are not counted.

(2)

Application to the 401(k) Agreement. The Rule of Parity Break in Service rule applies only to determine the individual’s vesting rights with respect to his/her Employer Contribution Account and Employer Matching Contribution Account. In determining whether a Participant is totally nonvested for purposes of applying the Rule of Parity Break in Service rule, the Participant’s Section 401(k) Deferral Account, Employee After-Tax Contribution Account, QMAC Account,

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QNEC Account, Safe Harbor Nonelective Contribution Account, Safe Harbor Matching Contribution Account, and Rollover Contribution Account are disregarded.

4.7

Amendment of Vesting Schedule. If the Plan’s vesting schedule is amended (or is deemed amended by an automatic change to or from a Top-Heavy Plan vesting schedule), each Participant with at least three (3) Years of Service with the Employer, as of the end of the election period described in the following paragraph, may elect to have his/her vested interest computed under the Plan without regard to such amendment or change. For this purpose, a Plan amendment, which in any way directly or indirectly affects the computation of the Participant’s vested interest, is considered an amendment to the vesting schedule. However, the new vesting schedule will apply automatically to an Employee, and no election will be provided, if the new vesting schedule is at least as favorable to such Employee, in all circumstances, as the prior vesting schedule.

The period during which the election may be made shall commence with the date the amendment is adopted or is deemed to be made and shall end on the latest of:

	(a)	60 days after the amendment is adopted;

	(b)	60 days after the amendment becomes effective; or

	(c)	60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or effective, the vested percentage of such Employee’s Account Balance derived from Employer Contributions (determined as of such date) will not be less than the percentage computed under the Plan without regard to such amendment.

4.8

Special Vesting Rule - In-Service Distribution When Account Balance Less than 100% Vested. If amounts are distributed from a Participant’s Employer Contribution Account or Employer Matching Contribution Account at a time when the Participant’s vested percentage in such amounts is less than 100% and the Participant may increase the vested percentage in the Account Balance:

	(a)	A separate Account will be established for the Participant’s interest in the Plan as of the time of the distribution, and

	(b)	At any relevant time the Participant’s vested portion of the separate Account will be equal to an amount (“X”) determined by the formula:

X = P (AB + D) - D

Where:

P is the vested percentage at the relevant time;

AB is the Account Balance at the relevant time; and

D is the amount of the distribution.

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ARTICLE 5
FORFEITURES

This Article contains the rules relating to the timing and disposition of forfeitures of the nonvested portion of a Participant’s Account Balance. Part 8 of the Agreement provides elections on the allocation of forfeitures. The rules for determining the vested portion of a Participant’s Account Balance are contained in Article 4 of this BPD.

5.1

In General. The Plan Administrator has the responsibility to determine the amount of a Participant’s forfeiture based on the application of the vesting provisions of Article 4. Until an amount is forfeited pursuant to this Article, nonvested amounts will be held in the Account of the Participant and will share in gains and losses of the Trust (as determined under Article 13).

5.2	Timing of forfeiture. The forfeiture of all or a portion of a Participant’s nonvested Account Balance occurs upon any of the events listed below:

	(a)	Cash-Out Distribution. The date the Participant receives a total Cash-Out Distribution as defined in Section 5.3(a).

	(b)	Five-Year Forfeiture Break in Service. The last day of the Vesting Computation Period in which the Participant incurs a Five-Year Forfeiture Break in Service as defined in Section 5.3(b).

	(c)	Lost Participant or Beneficiary. The date the Plan Administrator determines that a Participant or Beneficiary cannot be located to receive a distribution from the Plan. See Section 5.3(c).

	(d)	Forfeiture of Employer Matching Contributions. With respect to Employer Matching Contributions under a 401(k) plan, the date a distribution is made as described in Section 5.3(d).

5.3	Forfeiture Events.

(a)

Cash-Out Distribution. If a Participant receives a total distribution upon termination of his/her participation in the Plan (a “Cash-Out Distribution”), the nonvested portion (if any) of the Participant’s Account Balance is forfeited in accordance with the provisions of this Article. If a Participant has his/her nonvested Account Balance forfeited as a result of a Cash-Out Distribution, such Participant must be given the right to “buy-back” the forfeited benefit, as provided in subsection (2) below. (See Article 8 for the rules regarding the availability and timing of Plan distributions and the consent requirements applicable to such distributions.)

(1)

Amount of forfeiture. The Cash-Out Distribution rules under this subsection (a) apply only if the Participant is less than 100% vested in his/her Employer Contribution Account and/or Employer Matching Contribution Account. If the Participant is 100% vested in his/her entire Account Balance, no forfeiture of benefits will occur solely as a result of the Cash-Out Distribution.

(i)

Total Cash-Out Distribution. If a Participant receives a Cash-Out Distribution of his/her entire vested Account Balance, the Participant will immediately forfeit the entire nonvested portion of his/her Account Balance, as of the date of the distribution (as determined under subsection (A) or (B) below, whichever applies). The forfeited amounts will be used in the manner designated under Part 8 of the Agreement.

(A)

No further allocations. If the terminated Participant is not entitled to any further allocations under the Plan for the Plan Year in which the Participant terminates employment, the Cash-Out Distribution occurs on the day the Participant receives a distribution of his/her entire vested Account Balance. The Participant’s nonvested benefit is immediately forfeited on such date, in accordance with the provisions under Section 5.5.

(B)

Additional allocations. If the terminated Participant is entitled to an additional allocation under the Plan for the Plan Year in which the Participant terminates employment, a Cash-Out Distribution is deemed to occur when the Participant receives a distribution of his/her entire vested Account Balance, including any amounts that are still to be allocated under the Plan. Thus, a Participant who is entitled to an additional allocation under the Plan will not have a total Cash-Out Distribution until such additional amounts are distributed, regardless of whether the Participant takes a complete distribution of his/her vested Account Balance before receiving the additional allocation.

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(C)

Modification of default cash-out rules. The Employer may override the default cash-out rules under subsections (A) and (B) above by electing under Part 8, #32 of the Agreement [Part 8, #50 of the 401(k) Agreement] to have the Cash-Out Distribution and related forfeiture occur immediately upon a distribution of the terminated Participant’s entire vested Account Balance, without regard to whether the Participant is entitled to an additional allocation under the Plan.

(ii)

Deemed Cash-Out Distribution. If a Participant terminates employment with the Employer with a vested Account Balance of zero in his/her Employer Contribution Account and/or Employer Matching Contribution Account, the Participant is treated as receiving a “deemed” Cash-Out Distribution from the Plan. Upon a deemed Cash-Out, the nonvested portion of the Participant’s Account Balance will be forfeited in accordance with subsection (A) or (B) below.

(A)

No further allocations. If the Participant is not entitled to any further allocations under the Plan for the Plan Year in which the Participant terminates employment, the deemed Cash-Out Distribution is deemed to occur on the day the employment terminates. The Participant’s nonvested benefit is immediately forfeited on such date, in accordance with the provisions under Section 5.5.

(B)

Additional allocations. If the Participant is entitled to an additional allocation under the Plan for the Plan Year in which the Participant terminates employment, the deemed Cash-Out Distribution is deemed to occur on the first day of the Plan Year following the Plan Year in which the termination occurs.

(C)

Modification of default cash-out rules. The Employer may override the default cash-out rules under subsections (A) and (B) above by electing under Part 8, #32 of the Agreement [Part 8, #50 of the 401(k) Agreement] to have the deemed Cash-Out Distribution and related forfeiture occur immediately upon a distribution of the terminated Participant’s entire vested Account Balance, without regard to whether the Participant is entitled to an additional allocation under the Plan.

(iii)

Other distributions. If the Participant receives a distribution of less than the entire vested portion of his/her Employer Contribution Account and Employer Matching Contribution Account (including any additional amounts to be allocated under subsection (i)(B) above), the total Cash-Out Distribution rule under subsection (i) above does not apply until the Participant receives a distribution of the remainder of the vested portion of his/her Account Balance. Until the Participant receives a distribution of the remainder of the vested portion of his/her Account Balance, the special vesting rule described in Section 4.8 applies to determine the vested percentage of the Participant’s Employer Contribution Account and Employer Matching Account (as applicable). The nonvested portion of such Accounts will not be forfeited until the earlier of: (A) the occurrence of a Five-Year Forfeiture Break in Service described in Section 5.3(b) or (B) the date the Participant receives a total Cash-Out Distribution of the remaining vested portion of his/her Account Balance.

(2)

Buy-back/restoration. If a Participant receives (or is deemed to receive) a Cash-Out Distribution that results in a forfeiture under subsection (1) above, and the Participant subsequently resumes employment covered under this Plan, the Participant may “buy-back” the forfeited portion of his/her Account(s) by repaying to the Plan the full amount of the Cash-Out Distribution from such Account(s).

(i)

Buy-back opportunity. A Participant may buy-back the portion of his/her benefit that is forfeited as a result of a Cash-Out Distribution (or a deemed Cash-Out Distribution) by repaying the amount of such Cash-Out Distribution to the Plan before the earlier of:

		(A)	five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or

		(B)	the date a Five-Year Forfeiture Break in Service occurs (as defined in Section 5.3(b)).

If a Participant receives a deemed Cash-Out Distribution pursuant to subsection (1)(ii) above, and the Participant resumes employment covered under this Plan before the date

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the Participant incurs a Five-Year Forfeiture Break in Service, the Participant is deemed to have repaid the Cash-Out Distribution immediately upon his/her reemployment.

To receive a restoration of the forfeited portion of his/her Employer Contribution Account and/or Employer Matching Contribution Account, a Participant must repay the entire Cash-Out Distribution that was made from the Participant’s Employer Contribution Account and Employer Matching Contribution Account, unadjusted for any interest that might have accrued on such amounts after the distribution date. For this purpose, the Cash-Out Distribution is the total value of the Participant’s vested Employer Contribution Account and Employer Matching Contribution Account that is distributed at any time following the Participant’s termination of employment. If a Participant also received a distribution from other Accounts, the Participant need not repay such amounts to have the forfeited portion of his/her Employer Contribution Account and/or Employer Matching Contribution Account restored.

(ii)

Restoration of forfeited benefit. Upon a Participant’s proper repayment of a Cash-Out Distribution in accordance with subsection (i) above, the forfeited portion of the Participant’s Employer Contribution Account and Employer Matching Contribution Account (as applicable) will be restored, unadjusted for any gains or losses on such amount. For this purpose, a Participant who received a deemed Cash-Out Distribution is automatically treated as having made a proper repayment and his/her forfeited benefit will be restored in accordance with this subsection (ii) if the Participant returns to employment with the Employer prior to incurring a Five-Year Forfeiture Break in Service. A Participant is not entitled to restoration under this subsection (ii) if the Participant returns to employment after incurring a Five-Year Forfeiture Break in Service.

The forfeited portion of the Participant’s Account(s) will be restored no later than the end of the Plan Year following the Plan Year in which the Participant repays the Cash-Out Distribution in accordance with subsection (i) above. Although the Plan Administrator may permit a Participant to make a partial repayment of a Cash-Out Distribution, no portion of the Participant’s forfeited benefit will be restored until the Participant repays the entire Cash-Out Distribution in accordance with subsection (i) above. If a Participant received a deemed Cash-Out Distribution, the Participant’s forfeited benefit will be restored no later than the end of the Plan Year following the Plan Year in which the Participant returns to employment with the Employer.

If a Participant’s forfeited benefit is required to be restored under this subsection (ii), the restoration of such benefit will occur from the following sources. If the following sources are not sufficient to completely restore the Participant’s benefit, the Employer must make an additional contribution to the Plan.

		(A)	Any forfeitures that have not been allocated to Participants’ Accounts for the Plan Year in which the Employer is restoring the Participant’s benefit in accordance with this subsection (ii).

(B)

If Participants are not permitted to self-direct investments under the Plan, any Trust earnings which have not been allocated to Participants’ Accounts for the Plan Year in which the Employer is restoring the Participant’s benefit in accordance with this subsection (ii).

		(C)	If the Employer makes a discretionary contribution to the Plan, it may designate all or any part of such discretionary contribution as a restoration contribution under this subsection (ii).

(b)

Five-Year Forfeiture Break in Service. In the case of a Participant who has five (5) consecutive one-year Breaks in Service, the nonvested portion of the Participant’s Account Balance will be forfeited as of the end of the Vesting Computation Period in which the Participant incurs his/her fifth consecutive Break in Service. See Section 4.6(b) for more information on the Five-Year Forfeiture Break in Service.

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	(c)	Lost Participant or Beneficiary.

(1)

Inability to locate Participant or Beneficiary. If the Plan Administrator, after a reasonable effort and time, is unable to locate a Participant or a Beneficiary in order to make a distribution otherwise required by the Plan, the distributable amount may be forfeited, as permitted under applicable laws and regulations. In determining what is a reasonable effort and time, the Plan Administrator may follow any applicable guidance provided under statute, regulation, or other IRS or DOL guidance of general applicability.

(2)

Restoration of forfeited amounts. If, after the distributable amount is forfeited, the Participant or Beneficiary is located, the Plan will restore the forfeited amount (unadjusted for gains or losses) to such Participant or Beneficiary within a reasonable time. The method of restoring a forfeited benefit under subsection (a)(2)(ii) above applies to any restoration required under this subsection (2).

	(d)	Forfeiture of Employer Matching Contributions. This subsection (d) only applies if the Plan is a 401(k) Plan.

(1)

Correction of ACP Test. If a Participant receives a corrective distribution of Excess Aggregate Contributions to correct the ACP Test, the portion of such corrective distribution which relates to nonvested Employer Matching Contributions, including any allocable income or loss, will be forfeited (as permitted under Section 17.3(d)(1)) in the Plan Year in which the corrective distribution is made from the Plan.

(2)

Excess Deferrals, Excess Contributions, and Excess Aggregate Contributions. If a Participant receives a distribution of Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions, the Employer will forfeit the portion of his/her Employer Matching Contribution Account (whether vested or not) which is attributable to such distributed amounts (except to the extent such amount has been distributed as Excess Contributions or Excess Aggregate Contributions, pursuant to Article 17). A forfeiture of Employer Matching Contributions under this subsection (2) occurs in the Plan Year in which the Participant receives the distribution of Excess Deferrals, Excess Contributions, and/or Excess Aggregate Contributions.

5.4

Timing of Forfeiture Allocation. Pursuant to the elections under Part 8 of the Agreement, forfeitures are allocated in either the same Plan Year in which the forfeitures occur or in the Plan Year following the Plan Year in which the forfeitures occur.

5.5

Method of Allocating Forfeitures. Forfeitures will be allocated in accordance with the method chosen by the Employer under Part 8 of the Agreement. In no event, however, will a Participant receive an allocation of forfeitures arising from his/her own Account. If no method of allocation is selected under Part 8 of the Agreement, any forfeitures will be used to reduce the Employer’s contributions for the Plan Year following the Plan Year in which the forfeiture occurs as described under (b) below.

(a)

Reallocation of forfeitures. If the Employer elects to reallocate forfeitures as additional contributions, the forfeitures will be added to other contributions made by the Employer (as designated under Part 8 of the Agreement) for the Plan Year designated under Part 8, #29 of the Agreement [Part 8, #47 of the 401(k) Agreement], and such amounts will be allocated to Eligible Participants under the allocation method chosen under Part 4 of the Agreement with respect to such contributions. Reallocation of forfeitures is not available under the target benefit plan Agreement.

(b)

Reduction of contributions. If the Employer elects under Part 8 of the Agreement to use forfeitures to reduce its contributions under the Plan, the Employer may adjust its contribution deposits in any manner, provided the total Employer Contributions made for the Plan Year properly take into account the forfeitures that are to be used to reduce such contributions for that Plan Year. If the contributions are allocated over multiple allocation periods, the Employer may reduce its contribution for any allocation periods within the Plan Year in which the forfeitures are to be allocated so that the total amount allocated for the Plan Year is proper.

(c)

Payment of Plan expenses. If the Employer elects under Part 8, #31 of the Agreement [Part 8, #49 of the 401(k) Agreement], forfeitures will first be used to pay Plan expenses for the Plan Year in which the forfeitures would otherwise be allocated. This subsection (c) applies only if the Plan otherwise would pay such expenses as authorized under Section 11.4. If any forfeitures remain after the payment of Plan expenses under this subsection, the remaining forfeitures will be allocated as selected under Part 8 of the Agreement.

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ARTICLE 6
SPECIAL SERVICE CREDITING PROVISIONS

This Article contains special service crediting rules that apply for purposes of determining an Employee’s eligibility to participate and the vested percentage in his/her Account Balance under the Plan. This Article 6 and Part 7 of the Agreement permit the Employer to override the general service crediting rules under Articles 1 and 4 with respect to eligibility and vesting and to apply special service crediting rules, such as the Equivalency Method and the Elapsed Time Method for crediting service. Section 6.7 of this Article and Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] contain special rules for crediting service with Predecessor Employers.

6.1

Year of Service - Eligibility. Section 1.4(b) defines a Year of Service for eligibility purposes. Generally, an Employee earns a Year of Service for eligibility purposes upon the completion of 1,000 Hours of Service during an Eligibility Computation Period. For this purpose, Hours of Service are calculated using the Actual Hours Crediting Method. Part 7, #23 of the Agreement [Part 7, #41 of the 401(k) Agreement] permits the Employer to modify these default provisions for determining a Year of Service for eligibility purposes.

(a)

Selection of Hours of Service. The Employer may elect to modify the requirement that an Employee complete 1,000 Hours of Service during an Eligibility Computation Period to earn a Year of Service. Under Part 7, #23.a. of the Agreement [Part 7, #41.a. of the 401(k) Agreement], the Employer may designate a specific number of Hours of Service (which cannot exceed 1,000) that an Employee must complete during the Eligibility Computation Period to earn a Year of Service. Any Hours of Service designated in accordance with this subsection (a) will be determined using the Actual Hours Crediting Method, unless the Employer elects to use the Equivalency Method under Part 7, #23.b. of the Agreement [Part 7, #41.b. of the 401(k) Agreement].

(b)

Use of Equivalency Method. The Employer may elect under Part 7, #23.b. of the Agreement [Part 7, #41.b. of the 401(k) Agreement] to use the Equivalency Method (as defined in Section 6.5(a)) instead of the Actual Hours Crediting Method in determining whether an Employee has completed the required Hours of Service to earn a Year of Service.

(c)

Use of Elapsed Time Method. The Employer may elect under Part 7, #23.c. of the Agreement [Part 7, #41.c. of the 401(k) Agreement] to use the Elapsed Time Method (as defined in Section 6.5(b)) instead of counting Hours of Service in applying the eligibility conditions under Article 1. The Elapsed Time Method may not be selected if the Employer elects to apply a designated Hours of Service requirement under Part 7, #23.a. of the Agreement [Part 7, #41.a. of the 401(k) Agreement].

6.2

Eligibility Computation Period. Section 1.4(c) defines the Eligibility Computation Period used to determine whether an Employee has earned a Year of Service for eligibility purposes. Generally, if one Year of Service is required for eligibility, the Eligibility Computation Period is determined using the Shift-to-Plan-Year Method (as defined in Section 1.4(c)(1)). Part 7, #24 of the Agreement [Part 7, #42 of the 401(k) Agreement] permits the Employer to use the Anniversary Year Method (as defined in Section 1.4(c)(2)) for determining Eligibility Computation Periods under the Plan. If the Employer selects two Years of Service eligibility condition (under Part 1, #5.e. of the Agreement), the Anniversary Year Method applies, unless the Employer elects to use the Shift-to-Plan-Year Method. In the case of a 401(k) plan in which a two Years of Service eligibility condition is used for either Employer Matching Contributions or Employer Nonelective Contributions, the method used to determine Eligibility Computation Periods for the two Years of Service condition also will apply to any one Year of Service eligibility condition used with respect to any other contributions.

6.3

Year of Service - Vesting. Section 4.5 defines a Year of Service for vesting purposes. Generally, an Employee earns a Year of Service for vesting purposes upon the completion of 1,000 Hours of Service during a Vesting Computation Period. For this purpose, Hours of Service are calculated using the Actual Hours Crediting Method. Part 7, #25 of the Agreement [Part 7, #43 of the 401(k) Agreement] permits the Employer to modify these default provisions for determining a Year of Service for vesting purposes.

(a)

Selection of Hours of Service. The Employer may elect to modify the requirement that an Employee complete 1,000 Hours of Service during a Vesting Computation Period to earn a Year of Service. Under Part 7, #25.a. of the Agreement [Part 7, #43.a. of the 401(k) Agreement], the Employer may designate a specific number of Hours of Service (which cannot exceed 1,000) that an Employee must complete during the Vesting Computation Period to earn a Year of Service. Any Hours of Service designated in accordance with this subsection (a) will be determined using the Actual Hours Crediting Method, unless the Employer elects to use the Equivalency Method under Part 7, #25.b. of the Agreement [Part 7, #43.b. of the 401(k) Agreement].

(b)

Equivalency Method. The Employer may elect under Part 7, #25.b. of the Agreement [Part 7, #43.b. of the 401(k) Agreement] to use the Equivalency Method (as defined in Section 6.5(a)) instead of the Actual Hours

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Crediting Method in determining whether an Employee has completed the required Hours of Service to earn a Year of Service.

(c)

Elapsed Time Method. The Employer may elect under Part 7, #25.c. of the Agreement [Part 7, #43.c. of the 401(k) Agreement] to use the Elapsed Time Method (as defined in Section 6.5(b)) instead of counting Hours of Service in applying the vesting provisions under Article 4. The Elapsed Time Method may not be selected if the Employer elects to apply a designated Hours of Service requirement under Part 7, #25.a. of the Agreement [Part 7, #43.a. of the 401(k) Agreement].

6.4

Vesting Computation Period. Section 4.4 defines the Vesting Computation Period used to determine whether an Employee has earned a Year of Service for vesting purposes. Generally, the Vesting Computation Period is the Plan Year. Part 7, #26 of the Agreement [Part 7, #44 of the 401(k) Agreement] permits the Employer to elect to use Anniversary Years (see Section 4.4(a)) or, under the Nonstandardized Agreement, any other 12-consecutive month period as the Vesting Computation Period.

6.5	Definitions.

(a)

Equivalency Method. Under the Equivalency Method, an Employee is credited with 190 Hours of Service for each calendar month during the Eligibility Computation Period or Vesting Computation Period, as applicable, for which the Employee completes at least one Hour of Service. Instead of applying the Equivalency Method on the basis of months worked, the Employer may elect to apply different equivalencies under Part 7, #28 of the Agreement [Part 7, #46 of the 401(k) Agreement]. The Employer may credit Employees with 10 Hours of Service for each day worked, 45 Hours of Service for each week worked, or 95 Hours of Service for each semi-monthly payroll period worked during the Eligibility Computation Period or Vesting Computation Period, as applicable. For this purpose, an Employee will receive credit for the appropriate Hours of Service if the Employer completes at least one Hour of Service during the applicable period.

(b)

Elapsed Time Method. Under the Elapsed Time Method, an Employee receives credit for the aggregate of all periods of service commencing with the Employee’s Employment Commencement Date (or Reemployment Commencement Date) and ending on the date the Employee begins a Period of Severance (as defined in subsection (2) below) which lasts at least 12 consecutive months. In calculating an Employee’s aggregate period of service, an Employee receives credit for any Period of Severance that lasts less than 12 consecutive months. If an Employee’s aggregate period of service includes fractional years, such fractional years are expressed as days.

(1)

Year of Service. For purposes of determining whether an Employee has earned a Year of Service under the Elapsed Time Method, an Employee is credited with a Year of Service for each 12-month period of service the Employee completes under the above paragraph, whether or not such period of service is consecutive.

(2)

Period of Severance. For purposes of applying the Elapsed Time Method, a Period of Severance is any continuous period of time during which the Employee is not employed by the Employer. A Period of Severance begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee is first absent from service for a reason other than retirement, quit or discharge.

In the case of an Employee who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Period of Severance. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for a child of the Employee for a period beginning immediately following the birth or placement of such child.

(3)

Break in Service rules. The Break in Service rules described in Sections 1.6 and 4.6 also apply under the Elapsed Time Method. For purposes of applying the Break in Service rules under the Elapsed Time Method, a Break in Service is any Period of Severance of at least 12 consecutive months.

6.6	Switching Crediting Methods. The following rules apply if the service crediting method is changed in a manner described below.

(a)

Shift from crediting Hours of Service to Elapsed Time Method. If the service crediting method under the Plan is changed from a method that uses Hours of Service to a method using Elapsed Time, each Employee’s

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period of service under the Elapsed Time Method is the sum of the amounts under subsections (1) and (2) below.

		(1)	The number of Years of Service credited under the Hours of Service method for the period ending immediately before the computation period during which the change to the Elapsed Time Method occurs.

(2)

For the computation period in which the change occurs, the Plan Administrator will determine the greater of: (i) the period of service that would be credited under the Elapsed Time Method for the Employee’s service from the first day of that computation period through the date of the change, or (ii) the service that would be taken into account under the Hours of Service method for that computation period through the date of the change. If (i) is greater, then Years of Service are credited under the Elapsed Time Method beginning with the first day of the computation period during which the change to the Elapsed Time Method occurs. If (ii) is greater, then Years of Service are credited under the Hours of Service method for the computation period during which the change to the Elapsed Time Method occurs and under the Elapsed Time Method beginning with the first day of the computation period that follows the computation period in which the change occurs. If the change occurs as of the first day of a computation period, treat subsection (1) as applicable for purposes of applying the rule in this paragraph.

(b)

Shift from Elapsed Time Method to an Hours of Service method. If the service crediting method changes from the Elapsed Time Method to an Hours of Service method, each Employee’s Years of Service under the Hours of Service method is the sum of the amounts under subsections (1) and (2) below.

		(1)	The number of Years of Service credited under the Elapsed Time Method as of the date of the change.

(2)

For the computation period in which the change to the Hours of Service method occurs, the portion of that computation period in which the Elapsed Time Method was in effect is converted into an equivalent number of Hours of Service, using the Equivalency Method described in Section 6.5(a). For the remainder of the computation period, actual Hours of Service are counted, unless the Equivalency Method has been elected in Part 7 of the Agreement. The Hours of Service deemed credited for the portion of the computation period in which the Elapsed Time Method was in effect are added to the actual Hours of Service credited for the remaining portion of the computation period to determine if the Employee has a Year of Service for that computation period. If the change to the Hours of Service method occurs as of the first day of a computation period, then the determination as to whether an Employee has completed a Year of Service for the first computation period that the change is in effect is based solely on the Hours of Service method.

6.7

Service with Predecessor Employers. If the Employer maintains the plan of a Predecessor Employer, any service with such Predecessor Employer is treated as service with the Employer for purposes of applying the provisions of this Plan. If the Employer maintains the Plan of a Predecessor Employer, the Employer may complete Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] to identify the Predecessor Employer and to specify that service with such Predecessor Employer will be credited for all purposes under the Plan. The failure to complete Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] with respect to service of a Predecessor Employer where the Employer is maintaining a Plan of such Predecessor Employer will not override the requirement that such predecessor service be counted for all purposes under the Plan.

If the Employer does not maintain the plan of a Predecessor Employer, service with such Predecessor Employer does not count under this Plan, unless the Employer specifically designates under Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] to include service with such Predecessor Employer. If the Employer elects to credit service with a Predecessor Employer under this paragraph, the Employer must designate the purpose for which it is crediting Predecessor Employer service. If the Employer will treat service with multiple Predecessor Employers differently, the Employer should complete an additional election for each Predecessor Employer for which service is being credited differently. If the Employer is not crediting service with any Predecessor Employers, Part 13, #53 of the Agreement [Part 13, #71 of the 401(k) Agreement] need not be completed.

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ARTICLE 7
LIMITATION ON PARTICIPANT ALLOCATIONS

This Article provides limitations on the amount a Participant may receive as an allocation under the Plan for a Limitation Year. The limitation on allocations (referred to herein as the Annual Additions Limitation) applies in the aggregate to all plans maintained by the Employer. Part 13, #54.c. of the Agreement [Part 13, #72.c. of the 401(k) Agreement] permits the Employer to specify how the Plan will comply with the Annual Additions Limitation where the Employer maintains a plan (or plans) in addition to this Plan.

7.1	Annual Additions Limitation - No Other Plan Participation.

(a)

Annual Additions Limitation. If the Participant does not participate in, and has never participated in another qualified retirement plan, a welfare benefit fund (as defined under Code §419(e)), an individual medical account (as defined under Code §415(l)(2)), or a SEP (as defined under Code §408(k)) maintained by the Employer, then the amount of Annual Additions which may be credited to the Participant’s Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan.

Generally, if an Employer Contribution that would otherwise be contributed or allocated to a Participant’s Account will cause that Participant’s Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount to be contributed or allocated to such Participant will be reduced so that the Annual Additions allocated to such Participant’s Account for the Limitation Year will equal the Maximum Permissible Amount. However, if a contribution or allocation to a Participant’s Account will exceed the Maximum Permissible Amount due to a correctable event described in subsection (c) below, the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in subsection (c).

(b)

Using estimated Total Compensation. Prior to determining the Participant’s actual Total Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant’s Total Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

As soon as administratively feasible after the end of the Limitation Year, the Employer will determine the Maximum Permissible Amount for the Limitation Year on the basis of the Participant’s actual Total Compensation for the Limitation Year.

(c)

Disposition of Excess Amount. If, as a result of the use of estimated Total Compensation, the allocation of forfeitures, a reasonable error in determining the amount of Section 401(k) Deferrals that may be made under this Article 7, or other reasonable error in applying the Annual Additions Limitation, an Excess Amount arises, the excess will be disposed of as follows:

(1)

Any Employee After-Tax Contributions (plus attributable earnings), to the extent such contributions would reduce the Excess Amount, will be returned to the Participant. The Employer may elect not to apply this subsection (1) if the ACP Test (as defined in Section 17.3) has already been performed and the distribution of Employee After-Tax Contributions to correct the Excess Amount will cause the ACP Test to fail or will change the amount of corrective distributions required under Section 17.3(d)(1) of this BPD.

If Employer Matching Contributions were allocated with respect to Employee After-Tax Contributions for the Limitation Year, the Employee After-Tax Contributions and Employer Matching Contributions will be corrected together. Employee After-Tax Contributions will be distributed under this subsection (1) only to the extent the Employee After-Tax Contributions, plus the Employer Matching Contributions allocated with respect to such Employee After-Tax Contributions, reduce the Excess Amount. Thus, after correction under this subsection (1), each Participant should have the same level of Employer Matching Contribution with respect to the remaining Employee After-Tax Contributions as provided under Part 4B of the Agreement. Any Employer Matching Contributions identified under this subsection (1) will be treated as an Excess Amount correctable under subsections (3) and (4) below. If Employer Matching Contributions are allocated to both Employee After-Tax Contributions and to Section 401(k) Deferrals, this subsection (1) is applied by treating Employer Matching Contributions as allocated first to Section 401(k) Deferrals.

(2)

If, after the application of subsection (1), an Excess Amount still exists, any Section 401(k) Deferrals (plus attributable earnings), to the extent such deferrals would reduce the Excess Amount, will be distributed to the Participant. The Employer may elect not to apply this subsection (2) if the

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ADP Test (as defined in Section 17.2) has already been performed and the distribution of Section 401(k) Deferrals to correct the Excess Amount will cause the ADP Test to fail or will change the amount of corrective distributions required under Section 17.2(d)(1) of this BPD.

If Employer Matching Contributions were allocated with respect to Section 401(k) Deferrals for the Limitation Year, the Section 401(k) Deferrals and Employer Matching Contributions will be corrected together. Section 401(k) Deferrals will be distributed under this subsection (2) only to the extent the Section 401(k) Deferrals, plus Employer Matching Contributions allocated with respect to such Section 401(k) Deferrals, reduce the Excess Amount. Thus, after correction under this subsection (2), each Participant should have the same level of Employer Matching Contribution with respect to the remaining Section 401(k) Deferrals as provided under Part 4B of the Agreement. Any Employer Matching Contributions identified under this subsection (2) will be treated as an Excess Amount correctable under subsection (3) or (4) below.

(3)

If, after the application of subsection (2), an Excess Amount still exists, the Excess Amount is allocated to a suspense account and is used in the next Limitation Year (and succeeding Limitation Years, if necessary) to reduce Employer Contributions for all Participants under the Plan. The Excess Amounts are treated as Annual Additions for the Limitation Year in which such amounts are allocated from the suspense account.

(4)

If a suspense account is in existence at any time during a Limitation Year pursuant to this Article 7, such suspense account will not participate in the allocation of investment gains and losses, unless otherwise provided in uniform valuation procedures established by the Plan Administrator. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated to Participants’ Accounts before the Employer makes any Employer Contributions, or any Employee After-Tax Contributions are made, for that Limitation Year.

7.2	Annual Additions Limitation - Participation in Another Plan.

(a)

In general. This Section 7.2 applies if, in addition to this Plan, the Participant receives an Annual Addition during any Limitation Year from another Defined Contribution Plan, a welfare benefit fund (as defined under Code §419(e)), an individual medical account (as defined under Code §415(l)(2)), or a SEP (as defined under Code §408(k)) maintained by the Employer. If the Employer maintains, or at any time maintained, a Defined Benefit Plan (other than a Paired Plan) covering any Participant in this Plan, see Section 7.5.

(b)

This Plan’s Annual Addition Limitation. The Annual Additions that may be credited to a Participant’s Account under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant’s Account under any other Defined Contribution Plan, welfare benefit fund, individual medical account, or SEP maintained by the Employer for the same Limitation Year.

(c)

Annual Additions reduction. If the Annual Additions with respect to the Participant under any other Defined Contribution Plan, welfare benefit fund, individual medical account, or SEP maintained by the Employer are less than the Maximum Permissible Amount and the Annual Additions that would otherwise be contributed or allocated to the Participant’s Account under this Plan would exceed the Annual Additions Limitation for the Limitation Year, the amount contributed or allocated will be reduced so that the Annual Additions under all such Plans and funds for the Limitation Year will equal the Maximum Permissible Amount. However, if a contribution or allocation to a Participant’s Account will exceed the Maximum Permissible Amount due to a correctable event described in Section 7.1(c), the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in Section 7.1(c).

(d)

No Annual Additions permitted. If the Annual Additions with respect to the Participant under such other Defined Contribution Plan(s), welfare benefit fund(s), individual medical account(s), or SEP(s) in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant’s Account under this Plan for the Limitation Year. However, if a contribution or allocation to a Participant’s Account will exceed the Maximum Permissible Amount due to a correctable event described in Section 7.1(c), the Excess Amount may be contributed or allocated to such Participant and corrected in accordance with the correction procedures outlined in Section 7.1(c).

(e)

Using estimated Total Compensation. Prior to determining the Participant’s actual Total Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 7.1(b). As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant’s actual Total Compensation for the Limitation Year.

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(f)

Excess Amounts. If, as a result of the use of estimated Total Compensation, an allocation of forfeitures, a reasonable error in determining the amount of Section 401(k) Deferrals that may be made under this Article 7, or other reasonable error in applying the Annual Additions Limitation, a Participant’s Annual Additions under this Plan and such other plans or funds would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a SEP will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

(1)

Same allocation date. If an Excess Amount is allocated to a Participant on an allocation date of this Plan that coincides with an allocation date of another plan, such Excess Amount will be attributed to the following types of plan(s) in the order listed, until the entire Excess Amount is allocated.

			(i)	First, to any 401(k) plan(s) maintained by the Employer.

			(ii)	Then, to any profit sharing plan(s) maintained by the Employer.

			(iii)	Then, to any money purchase plan(s) maintained by the Employer.

			(iv)	Finally, to any target benefit plan(s) maintained by the Employer.

If an amount is allocated to the same type of Plan on the same allocation date, the Excess Amount will be allocated to each plan in accordance with the pro rata allocation method outlined in the following paragraph.

(2)

Alternative methods. The Employer may elect under Part 13, #54.c. of the Agreement [Part 13, #72.c. of the 401(k) Agreement] to modify the default rules under this subsection (f). For example, the Employer may elect to attribute any Excess Amount which is allocated on the same date to this Plan and to another plan maintained by the Employer by designating the specific plan to which the Excess Amount is allocated or by using a pro rata allocation method. Under the pro rata allocation method, the Excess Amount attributed to this Plan is the product of:

			(i)	the total Excess Amount allocated as of such date, times

(ii)

the ratio of (A) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (B) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other Defined Contribution Plans.

	(g)	Disposition of Excess Amounts. Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 7.1(c).

7.3

Modification of Correction Procedures. The Employer may elect under Part 13, #51.c. of the Agreement [Part 13, #69.c. of the 401(k) Agreement] to modify any of the corrective provisions under Section 7.1 of this BPD. The provisions in Section 7.2 may be modified under Part 13, #54.c. of the Agreement [Part 13, #72.c. of the 401(k) Agreement].

7.4	Definitions Relating to the Annual Additions Limitation.

	(a)	Annual Additions: The sum of the following amounts credited to a Participant’s Account for the Limitation Year:

		(1)	Employer Contributions, including Section 401(k) Deferrals;

		(2)	Employee After-Tax Contributions;

		(3)	forfeitures;

(4)

amounts allocated to an individual medical account (as defined in Code §415(l)(2)), which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code §419A(d)(3)) under a welfare benefit fund (as defined in Code §419(e)) maintained by the Employer are treated as Annual Additions to a Defined Contribution Plan; and

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(5) allocations under a SEP (as defined in Code §408(k)).

For this purpose, any Excess Amount applied under Sections 7.1(c) or 7.2(f) in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.

An Annual Addition is credited to a Participant’s Account for a particular Limitation Year if such amount is allocated to the Participant’s Account as of any date within that Limitation Year. An Annual Addition will not be deemed credited to a Participant’s Account for a particular Limitation Year unless such amount is actually contributed to the Plan no later than 30 days after the time prescribed by law for filing the Employer’s income tax return (including extensions) for the taxable year with or within which the Limitation Year ends. In the case of Employee After-Tax Contributions, such amount shall not be deemed credited to a Participant’s Account for a particular Limitation Year unless the contributions are actually contributed to the Plan no later than 30 days after the close of that Limitation Year.

(b)	Defined Contribution Dollar Limitation: $30,000, as adjusted under Code §415(d).

(c)

Employer. For purposes of this Article 7, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in §414(b) of the Code as modified by §415(h)), all commonly controlled trades or businesses (as defined in §414(c) of the Code as modified by §415(h)) or affiliated service groups (as defined in §414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under §414(o) of the Code.

(d)	Excess Amount: The excess of the Participant’s Annual Additions for the Limitation Year over the Maximum Permissible Amount.

(e)

Limitation Year: The Plan Year, unless the Employer elects another 12-consecutive month period under Part 13, #51.a. of the Agreement [Part 13, #69.a. of the 401(k) Agreement]. All qualified retirement plans under Code §401(a) maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. If the Plan has an initial Plan Year that is less than 12 months, the Limitation Year for such first Plan Year is the 12-month period ending on the last day of that Plan Year, unless otherwise specified in Part 13, #51.c. of the Agreement [Part 13, #69.c. of the 401(k) Agreement].

(f)	Maximum Permissible Amount: The maximum Annual Additions that may be contributed or allocated to a Participant’s Account under the Plan for any Limitation Year shall not exceed the lesser of:

(1) the Defined Contribution Dollar Limitation, or

(2) 25 percent of the Participant’s Total Compensation for the Limitation Year.

The Total Compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code §401(h) or §419A(f)(2)) which is otherwise treated as an Annual Addition under Code §415(l)(1) or §419A(d)(2).

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

Number of months in the short Limitation Year

12

If a short Limitation Year is created because the Plan has an initial Plan Year that is less than 12 months, no proration of the Defined Contribution Dollar Limitation is required, unless provided otherwise under Part 13, #51.c. of the Agreement [Part 13, #69.c. of the 401(k) Agreement]. (See subsection (e) above for the rule allowing the use of a full 12-month Limitation Year for the first year of the Plan, thereby avoiding the need to prorate the Defined Contribution Dollar Limitation.)

(g)	Total Compensation: The amount of compensation as defined under Section 22.197, subject to the Employer’s election under Part 3, #9 of the Agreement.

(1) Self-Employed Individuals. For a Self-Employed Individual, Total Compensation is such individual’s Earned Income.

(2) Total Compensation actually paid or made available. For purposes of applying the limitations of this Article 7, Total Compensation for a Limitation Year is the Total Compensation actually paid or

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made available to an Employee during such Limitation Year. However, the Employer may include in Total Compensation for a Limitation Year amounts earned but not paid in the Limitation Year because of the timing of pay periods and pay days, but only if these amounts are paid during the first few weeks of the next Limitation Year, such amounts are included on a uniform and consistent basis with respect to all similarly-situated Employees, and no amounts are included in Total Compensation in more than one Limitation Year. The Employer need not make any formal election to include accrued Total Compensation described in the preceding sentence.

(3)

Disabled Participants. Total Compensation does not include any imputed compensation for the period a Participant is Disabled. However, the Employer may elect under Part 13, #51.b. of the Agreement [Part 13, #69.b. of the 401(k) Agreement], to include under the definition of Total Compensation, the amount a terminated Participant who is permanently and totally Disabled (as defined in Section 22.53) would have received for the Limitation Year if the Participant had been paid at the rate of Total Compensation paid immediately before becoming permanently and totally Disabled. If the Employer elects under Part 13, #51.b. of the Agreement [Part 13, #69.b. of the 401(k) Agreement] to include imputed compensation for a Disabled Participant, a Disabled Participant will receive an allocation of any Employer Contribution the Employer makes to the Plan based on the Employee’s imputed compensation for the Plan Year. Any Employer Contributions made to a Disabled Participant under this subsection (3) are fully vested when made. For Limitation Years beginning before January 1, 1997, imputed compensation for a Disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee for such Plan Year.

(4)

Special rule for Limitation Years beginning before January 1, 1998. For Limitation Years beginning before January 1, 1998, for purposes of applying the limitations of this Article 7 and for determining the minimum top-heavy contribution required under Section 16.2(a), Total Compensation paid or made available during such Limitation Year shall not include any Elective Deferrals, or any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code §125 or §457.

7.5

Participation in a Defined Benefit Plan. If the Employer maintains, or at any time maintained, a Defined Benefit Plan (other than a Paired Plan) covering any Participant in this Plan, the sum of the Participant’s Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction exceeds 1.0 in any Limitation Year, the Plan will satisfy the 1.0 limitation by reducing a Participant’s Projected Annual Benefit under the Defined Benefit Plan.

(a)

Repeal of rule. The limitations under this Section 7.5 do not apply for Limitation Years beginning on or after January 1, 2000. However, the Employer may have continued to apply rules consistent with this Section 7.5 for Plan Years beginning after December 31, 1999 and before the Employer first adopted a plan to comply with the GUST Legislation. If the Employer is adopting this Plan as a restatement of a prior plan to comply with the GUST Legislation, the provisions of the prior plan control for purposes of applying the combined limitation rules under Code §415(e) for Limitation Years beginning before the Effective Date of this Plan. For Limitation Years beginning on or after the Effective Date of this Plan, the provisions of this Section 7.5 apply. If for any Limitation Year beginning prior to the date this Plan is adopted as a GUST restatement, the Employer did not comply in operation with the provisions under this Section 7.5 or the provisions of the prior plan, as applicable, the Employer may document under Appendix B-4 of the Agreement how the Plan was operated to comply with the combined limitation rules under Code §415(e).

	(b)	Special definitions relating to Section 7.5.

(1)

Defined Benefit Plan Fraction: A fraction, the numerator of which is the sum of the Participant’s Projected Annual Benefit under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code §§415(b) and (d) or 140 percent of the Participant’s Highest Average Compensation, including any adjustments under Code §415(b).

Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Code §415 for all Limitation Years beginning before January 1, 1987.

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If the Plan is a Top-Heavy Plan for any Plan Year, 100% will be substituted for 125% in the prior paragraph, unless in Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement], the Employer provides an extra minimum top-heavy allocation or benefit in accordance with Code §416(h) and the regulations thereunder. In any event, if the Top-Heavy Ratio exceeds 90%, then 100% will always be substituted for 125% in the prior paragraph.

(2)

Defined Contribution Plan Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant’s Account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant’s Employee After-Tax Contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds (as defined under Code §419(e)), individual medical accounts (as defined under Code §415(l)(2)), and SEPs (as defined under Code §408(k)) maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amount for the current and all prior Limitation Years during which the Participant performed service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer during such years). The maximum aggregate amount in any Limitation Year is the lesser of: (i) 125 percent of the Defined Contribution Dollar Limitation in effect under Code §415(c)(l)(A) (as determined under Code §§415(b) and (d)) for such Limitation Year or (ii) 35 percent of the Participant’s Total Compensation for such Limitation Year.

If the Plan is a Top-Heavy Plan for any Plan Year, 100% will be substituted for 125% unless in Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement], the Employer provides an extra minimum top-heavy allocation or benefit in accordance with Code §416(h) and the regulations thereunder. In any event, if the Top-Heavy Ratio exceeds 90%, then 100% will always be substituted for 125%.

If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code §415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

The Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee After-Tax Contributions as Annual Additions.

(3)	Highest Average Compensation: The average Total Compensation for the three consecutive years of service with the Employer that produces the highest average.

(4)

Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

	(i)	the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

	(ii)	the Participant’s Total Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

ARTICLE 8
PLAN DISTRIBUTIONS

Except as provided under Article 9 (Joint and Survivor Annuity Requirements), this Article 8 governs all distributions to Participants under the Plan. Sections 8.1 and 8.2 set forth the available distribution options under the Plan and the amount available for distribution. Section 8.3 sets forth the Participants’ distribution options following termination of employment, Section 8.4 discusses the distribution options upon a Participant’s death, and Sections 8.5 and 8.6 set forth the in-service distribution options under the Plan, including the conditions for receiving a Hardship distribution. Parts 9 and 10 of the Agreement contain the elective provisions for the Employer to identify the timing of distributions and the permitted distribution events under the Plan.

8.1

Distribution Options. A Participant who terminates employment with the Employer may receive a distribution of his/her vested Account Balance at the time and in the manner designated under Part 9 of the Agreement. A Participant may receive an in-service distribution prior to his/her termination of employment with the Employer only to the extent permitted under Part 10 of the Agreement.

Distributions from the Plan will be made in the form of a lump sum of the Participant’s entire vested Account Balance, a single sum distribution of a portion of the Participant’s vested Account Balance, installments, annuity payments, or other form as selected under Part 11 of the Agreement. Unless provided otherwise under Part 11 of the Agreement, a Participant may select any combination of the available distribution forms.

If the Employer elects to permit a single sum distribution of a portion of the Participant’s vested Account Balance, the Employer may limit the availability or frequency of subsequent withdrawals under Part 11, #40.f. of the Nonstandardized Agreement [Part 11, #58.f. of the Nonstandardized 401(k) Agreement]. If the Employer elects under Part 11 of the Agreement to permit installment payments as an optional form of distribution, the Participant (and spouse, if applicable) may elect to receive installments in monthly, quarterly, semi-annual, or annual payments over a period not exceeding the Life Expectancy of the Participant and his/her Designated Beneficiary. The Participant may elect at any time to accelerate the payment of all, or any portion, of an installment distribution. If the Employer elects under Part 11 of the Agreement to permit annuity payments, such annuity payments may not be in a form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his/her designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his/her designated Beneficiary). The Employer may restrict the availability of installment payments or annuity payments under Part 11, #40.f. of the Nonstandardized Agreement [Part 11, #58.f. of the Nonstandardized 401(k) Agreement].

If the Plan is subject to the Joint and Survivor Annuity requirements under Article 9, the Plan must make distribution in the form of a QJSA (as defined in Section 9.4(a)) unless the Participant (and spouse, if the Participant is married) elects an alternative distribution form in accordance with Section 9.4(d). (See Section 9.1 for the rules regarding the application of the Joint and Survivor Annuity requirements.)

8.2

Amount Eligible for Distribution. For purposes of determining the amount a Participant may receive as a distribution from the Plan, a Participant’s Account Balance is determined as of the Valuation Date (as specified in Part 12 of the Agreement) which immediately precedes the date the Participant receives his/her distribution from the Plan. For this purpose, the Participant’s Account Balance must be increased for any contributions allocated to the Participant’s Account since the most recent Valuation Date and must be reduced for any distributions the Participant received from the Plan since the most recent Valuation Date. A Participant does not share in any allocation of gains or losses attributable to the period between the Valuation Date and the date of the distribution under the Plan, unless provided otherwise under Part 12 of the Agreement or under uniform funding and valuation procedures established by the Plan Administrator. In the case of a Participant-directed Account, the determination of the value of the Participant’s Account for distribution purposes is subject to the funding and valuation procedures applicable to such directed Account.

8.3

Distributions After Termination of Employment. Subject to the required minimum distribution provisions under Article 10, a Participant whose employment with the Employer is terminated for any reason, other than death, is entitled to receive a distribution of his/her vested Account Balance in accordance with this Section 8.3 as of the date selected in Part 9 of the Agreement. If a Participant dies while employed by the Employer, or dies before distribution of his/her vested Account Balance is completed, distribution will be made in accordance with Section 8.4.

(a)

Account Balance exceeding $5,000. If a Participant’s entire vested Account Balance exceeds $5,000 at the time of distribution, the Participant may elect to receive a distribution of his/her vested Account Balance in any form permitted under Part 11 of the Agreement at the time indicated under Part 9, #33 of the Agreement [Part 9, #51 of the 401(k) Agreement]. The Participant must receive proper notice and must consent in writing, in accordance with Section 8.7, prior to receiving a distribution from the Plan. If the Participant does not consent to a distribution upon terminating employment with the Employer, distribution will be made in accordance with Article 10. (Also see Section 8.8 for additional notice requirements.)

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

(b)

Account Balance not exceeding $5,000. If a Participant’s entire vested Account Balance does not exceed $5,000 at the time of distribution, the Plan Administrator will distribute the Participant’s entire vested Account Balance in a single lump sum at the time indicated under Part 9, #34 of the Agreement [Part 9, #52 of the 401(k) Agreement]. Although the Participant need not consent to receive a distribution under this subsection (b), the Participant must receive the notice described in Section 8.8 (if applicable) prior to receiving the distribution from the Plan. The Employer may modify the rule under this subsection (b) by electing under Part 9, #37.a. of the Agreement [Part 9, #55.a. of the 401(k) Agreement] to require Participant consent prior to a distribution from the Plan, without regard to whether the Participant’s vested Account Balance exceeds $5,000 at the time of distribution.

(c)

Permissible distribution events under a 401(k) plan. A Participant may not receive a distribution of Section 401(k) Deferrals, QNECs, QMACs and Safe Harbor Contributions under this Section 8.3 unless the Participant satisfies one of the following conditions:

(1)

The Participant has a “separation from service” with the Employer. For this purpose, a separation from service occurs when an Employee terminates employment with the Employer. If a Participant changes jobs as a result of the Employer’s liquidation, merger, consolidation, or other similar transaction, a distribution may be made to the Participant if the Plan Administrator determines the Participant has incurred a separation from service in accordance with rules promulgated under the Code or regulations, or by reason of a ruling or other published guidance from the IRS. A Participant may not receive a distribution by reason of separation from service, or continue to receive an installment distribution based on separation from service, if prior to the time the distribution is made from the Plan, the Participant returns to employment with the Employer.

(2)

The Employer is a corporation and the Employer sells substantially all of the assets of a trade or business (within the meaning of §409(d)(2) of the Code) to an unrelated corporation, provided the purchaser does not continue to maintain the Plan with respect to the Participant after the sale and the Participant becomes employed by the unrelated corporation as a result of the sale and the distribution is made by the end of the second calendar year after the year of the sale. For this purpose, an Employer is deemed to have sold substantially all of the assets of a trade or business if it sells 85% or more of the total assets of such trade or business.

(3)

The Employer is a corporation and the Employer sells a subsidiary to an unrelated corporation, provided the purchaser does not continue to maintain the Plan with respect to the Participant after the sale and the Participant continues to be employed by the unrelated corporation after the sale and the distribution is made by the end of the second calendar year after the year of the sale.

(d)

Disabled Participant. A terminated Employee who is Disabled at the time of termination, or who becomes Disabled after terminating employment with the Employer, generally is entitled to a distribution in the time and manner specified in Part 9 of the Agreement. However, if so elected in Part 9, #35 of the Agreement [Part 9, #53 of the 401(k) Agreement], a terminated Employee who is Disabled at the time of termination, or who becomes Disabled after terminating employment with the Employer, is entitled to a distribution in the time and manner specified in Part 9, #35 of the Agreement [Part 9, #53 of the 401(k) Agreement], to the extent such election will result in an earlier distribution than would otherwise be available under Part 9 of the Agreement.

(e)

Determining whether vested Account Balance exceeds $5,000. For distributions made on or after October 17, 2000, the determination of whether a Participant’s vested Account Balance exceeds $5,000 is based on the value of the Participant’s Account as of the most recent Valuation Date. In determining the value of a Participant’s Account for distributions made before October 17, 2000, the “lookback rule” may apply. If the lookback rule applies, the Participant’s vested Account Balance is deemed to exceed $5,000 for purposes of applying the provisions under this Article 8 and Article 9.

For distribution made after March 21, 1999 and before October 17, 2000, the “lookback rule” is applicable to a distribution to a Participant if the Participant previously received a distribution when his/her vested Account Balance exceeded $5,000, and either subsection (1) or (2) applies.

	(1)	The distribution is subject to the Joint and Survivor Annuity requirements of Article 9.

(2)

The distribution is not subject to the Joint and Survivor Annuity requirements of Article 9, but a periodic distribution method (e.g., an installment distribution) is currently in effect with respect to the Participant’s vested Account Balance, at least one scheduled payment still remains, and when the first periodic payment was made under such election, the vested Account Balance exceeded $5,000.

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For distributions made before March 21, 1999, the lookback rule applies to all distributions, without regard to subsections (1) and (2) above. However, the Plan does not fail to satisfy the requirements of this subsection (e) if, prior to the adoption of this Plan, the lookback rule was applied to all distributions (without regard to the limitations described in subsections (1) and (2) above), or if the limitations described in subsections (1) and (2) above were applied to distributions made before March 22, 1999 but in a Plan Year beginning after August 5, 1997.

(f)

Effective date of $5,000 vested Account Balance rule. The provisions under this Article 8 and Article 9 which refer to a $5,000 vested Account Balance are effective for Plan Years beginning after August 5, 1997, unless a later effective date is specified in the GUST provisions under Appendix B-3.a. of the Agreement. For plan years beginning prior to August 6, 1997 (or any later effective date specified in Appendix B-3.a. of the Agreement) any reference under this Article 8 or Article 9 to a $5,000 vested Account Balance should be applied by replacing $5,000 with $3,500.

8.4

Distribution upon the Death of the Participant. The death benefit payable with respect to a deceased Participant depends on whether the Participant dies after distribution of his Account Balance has commenced (see subsection (a) below) or before distribution commences (see subsection (b) below).

(a)

Post-retirement death benefit. If a Participant dies after commencing distribution of his/her benefit under the Plan, the death benefit is the benefit payable under the form of payment that has commenced. If a Participant commences distribution prior to death only with respect to a portion of his/her Account Balance, then the rules in subsection (b) apply to the rest of the Account Balance.

(b)

Pre-retirement death benefit. If a Participant dies before commencing distribution of his/her benefit under the Plan, the death benefit that is payable depends on whether the value of the death benefit exceeds $5,000 and whether the Joint and Survivor Annuity requirements of Article 9 apply. If there is both a QPSA death benefit and a non-QPSA death benefit, each death benefit is valued separately to determine whether it exceeds $5,000. For death benefits distributed before the $5,000 rule described in Section 8.3(f) is effective, substitute $3,500 for $5,000.

(1)

Death benefit not exceeding $5,000. If the value of the pre-retirement death benefit does not exceed $5,000, it shall be paid in a single sum as soon as administratively feasible after the Participant’s death.

(2)

Death benefit that exceeds $5,000. If the value of the pre-retirement death benefit exceeds $5,000, the payment of the death benefit will depend on whether the Joint and Survivor Annuity requirements apply.

			(i)	If the Joint and Survivor Annuity requirements do not apply. In this case, the entire death benefit is payable in the form and at the time described below in subsection (ii)(B).

(ii)

If the Joint and Survivor Annuity requirements apply. In this case, the death benefit consists of a QPSA death benefit (see Section 9.3) and, if the QPSA is defined to be less than 100% of the Participant’s vested Account Balance, a non-QPSA death benefit. The QPSA death benefit is payable in accordance with subsection (A) below, unless the Participant has waived such death benefit under the waiver procedures described in Section 9.4(d). In the event there is a proper waiver of the QPSA death benefit, then such portion of the death benefit is payable in the same manner as the non-QPSA death benefit. The non-QPSA death benefit is payable in the form and at the time described below in subsection (B).

(A)

QPSA death benefit. If the pre-retirement death benefit is payable in the QPSA form, then it shall be paid in accordance with Article 9. If the QPSA death benefit has not been waived, but the surviving spouse elects a different form of payment, then distribution of the QPSA death benefit is made in accordance with the form of payment elected by the spouse, provided such form of payment is available under Section 8.1. The surviving spouse may request the payment of the QPSA death benefit (in the QPSA form or in the form elected by the surviving spouse) as soon as administratively feasible after the death of the Participant. However, payment of the death benefit will not commence without the consent of the surviving spouse prior to the date the Participant would have reached Normal Retirement Age (or age 62, if later). If the QPSA death benefit has been waived, in accordance with the procedures in Article 9, then the portion of the Participant’s vested Account Balance that would have been payable as a QPSA death benefit in the absence of such a waiver is treated as a death benefit payable under subsection (B).

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(B)

Non-QPSA death benefits. Any pre-retirement death benefit not described in subsection (A) is payable under this paragraph. Such death benefit is payable in lump sum as soon as administratively feasible after the Participant’s death. However, the death benefit may be payable in a different form if prescribed by the Participant’s Beneficiary designation, or if the Beneficiary, before a lump sum payment of the benefit is made, requests an election as to the form of payment. An alternative form of payment must be one that is available under Section 8.1.

(3)

Minimum distribution requirements. In no event will any death benefit be paid in a manner that is inconsistent with the minimum distribution requirements of Section 10.2. In addition, the Beneficiary of any pre-retirement death benefit described above in subsection (2) may postpone the commencement of the death benefit to a date that is not later than the latest commencement date permitted under Section 10.2, unless such election is prohibited in Part 9, #37.b. of the Agreement [Part 9, #55.b. of the 401(k) Agreement].

(c)

Determining a Participant’s Beneficiary. A Participant may designate a Beneficiary to receive the death benefits described in this Section 8.4. Any Beneficiary designation is subject to the rules under subsections (1) - (4) below. A Participant may change or revoke a Beneficiary designation at any time by filing a new designation with the Plan Administrator. Any new Beneficiary designation is subject to the spousal consent rules described below, unless the spouse specifically waives such right under a general consent as authorized under Section 9.4(d). Unless specified otherwise in the Participant’s designated beneficiary election form, if a Beneficiary does not predecease the Participant but dies before distribution of the death benefit is made to the Beneficiary, the death benefit will be paid to the Beneficiary’s estate.

The Plan Administrator may request proper proof of the Participant’s death and may require the Beneficiary to provide evidence of his/her right to receive a distribution from the Plan in any form or manner the Plan Administrator may deem appropriate. The Plan Administrator’s determination of the Participant’s death and of the right of a Beneficiary to receive payment under the Plan shall be conclusive. If a distribution is to be made to a minor or incompetent Beneficiary, payments may be made to the person’s legal guardian, conservator, or custodian in accordance with the Uniform Gifts to Minors Act or similar law as permitted under the laws of the state where the Beneficiary resides. The Plan Administrator or Trustee will not be liable for any payments made in accordance with this subsection (c) and are not required to make any inquiries with respect to the competence of any person entitled to benefits under the Plan.

If a Participant designates his/her spouse as Beneficiary and subsequent to such Beneficiary designation, the Participant and spouse are divorced or legally separated, the designation of the spouse as Beneficiary under the Plan is automatically rescinded unless specifically provided otherwise under a divorce decree or QDRO, or unless the Participant enters into a new Beneficiary designation naming the prior spouse as Beneficiary.

(1)

Spousal consent to Beneficiary designation: post-retirement death benefit. If a Participant is married at the time distribution commences to the Participant, the Beneficiary of any post-retirement death benefit is the Participant’s surviving spouse, regardless of whether the Joint and Survivor Annuity requirements under Article 9 apply, unless there is no surviving spouse or the spouse has consented to the Beneficiary designation in a manner that is consistent with the requirements for a Qualified Election under Section 9.4(d), or makes a valid disclaimer of the benefit. If the Joint and Survivor Annuity requirements apply, the spouse is determined as of the Distribution Commencement Date for purposes of this spousal consent requirement. If the Joint and Survivor Annuity requirements do not apply, the spouse is determined as of the Participant’s date of death for purposes of this spousal consent requirement.

	(2)	Spousal consent to Beneficiary designation: pre-retirement death benefit. The rules for spousal consent depend on whether the Joint and Survivor Annuity requirements in Article 9 apply.

(i)

If the Joint and Survivor Annuity requirements apply. In this case, the QPSA death benefit will be payable in accordance with Section 9.3. The QPSA death benefit may be payable to a non-spouse Beneficiary only if the spouse consents to the Beneficiary designation, pursuant to the Qualified Election requirements under Section 9.4(d), or makes a valid disclaimer. The non-QPSA death benefit, if any, is payable to the person named in the Beneficiary designation, without regard to whether spousal consent is obtained for such designation. If a spouse does not properly consent to a Beneficiary designation, the QPSA waiver is invalid, and the QPSA death benefit is still payable to the spouse, but the Beneficiary designation remains valid with respect to any non-QPSA death benefit.

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(ii)

If the Joint and Survivor Annuity requirements do not apply. In this case, the surviving spouse (determined at the time of the Participant’s death), if any, must be treated as the sole Beneficiary, regardless of any contrary Beneficiary designation, unless there is no surviving spouse, or the spouse has consented to the Beneficiary designation in a manner that is consistent with the requirements for a Qualified Election under Section 9.4(d) or makes a valid disclaimer.

(3)

Default beneficiaries. To the extent a Beneficiary has not been named by the Participant (subject to the spousal consent rules discussed above) and is not designated under the terms of this Plan to receive all or any portion of the deceased Participant’s death benefit, such amount shall be distributed to the Participant’s surviving spouse (if the Participant was married at the time of death). If the Participant does not have a surviving spouse at the time of death, distribution will be made to the Participant’s surviving children, in equal shares. If the Participant has no surviving children, distribution will be made to the Participant’s estate. The Employer may modify the default beneficiary rules described in this subparagraph by addition attaching appropriate language as an addendum to the Agreement.

(4)

One-year marriage rule. The Employer may elect under Part 11, #41.c. of the Agreement [Part 11, #59.c. of the 401(k) Agreement], for purposes of applying the provisions of this Section 8.4, that an individual will not be considered the surviving spouse of the Participant if the Participant and the surviving spouse have not been married for the entire one-year period ending on the date of the Participant’s death.

8.5	Distributions Prior to Termination of Employment.

(a)

Employee After-Tax Contributions, Rollover Contributions, and transfers. A Participant may withdraw at any time, upon written request, all or any portion of his/her Account Balance attributable to Employee After-Tax Contributions or Rollover Contributions. Any amounts transferred to the Plan pursuant to a Qualified Transfer (as defined in Section 3.3(d)) also may be withdrawn at any time pursuant to a written request. No forfeiture will occur solely as a result of an Employer’s withdrawal of Employee After-Tax Contributions. The Employer may elect in Part 10, #39.d. of the Nonstandardized Agreement [Part 10, #57.d. of the Nonstandardized 401(k) Agreement] to modify the availability of in-service withdrawals of Employee After-Tax Contributions, Rollover Contributions, or Qualified Transfers.

With respect to transfers (other than Qualified Transfers) and subject to the restrictions on distributions of transferred assets under Section 3.3, a Participant may request a distribution of all or any portion of his/her Transfer Account only as permitted under this Article with respect to contributions of the same type as are being withdrawn.

(b)

Employer Contributions. Except as provided in Section 14.10 dealing with defaulted Participant loans, a Participant may receive a distribution of all or any portion of his/her vested Account Balance attributable to Employer Contributions prior to termination of employment only as permitted under Part 10 of the Agreement. If the Joint and Survivor Annuity requirements under Article 9 apply to the Participant, the Participant’s spouse (if the Participant is married at the time of distribution) must consent to a distribution in accordance with Section 9.2.

The Employer may elect under the profit sharing or 401(k) plan Agreement to permit in-service distributions of Employer Contributions (other than Section 401(k) Deferrals, QMACs, QNECs, and Safe Harbor Contributions) upon the occurrence of a specified event or upon the completion of a certain number of years. In no case, however, may a distribution that is made solely on account of the completion of a designated number of years be made with respect to Employer Contributions that have been accumulated in the Plan for less than 2 years. This rule does not apply if the Participant has been an Eligible Participant in the Plan for at least 5 years. An in-service distribution may be made on account of a specified event (other than the completion of a designated number of years) at any time, if authorized under Part 10 of the Agreement.

If a Participant with a partially vested benefit receives an in-service distribution under the Plan, the special vesting schedule under Section 4.8 must be applied to determine the Participant’s vested percentage in his/her remaining Account Balance. This special vesting schedule will not apply if the Employer limits the availability of in-service distributions under Part 10 of the Agreement to Participants who are 100% vested.

(c)

Section 401(k) Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions, and Safe Harbor Contributions. If the Employer has adopted the 401(k) Agreement, a Participant may receive an in-service distribution of all or any portion of his/her Section 401(k) Deferral Account, QMAC Account, QNEC Account, Safe Harbor Matching Contribution Account and Safe Harbor Nonelective Contribution Account only as permitted under Part 10 of the Agreement. No provision in this Plan or in Part 10 of the

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Agreement may be interpreted to permit a Participant to receive a distribution of such amounts prior to the occurrence of one of the following events:

		(1)	the Participant becoming Disabled;

		(2)	the Participant’s attainment of age 59½;

		(3)	the Participant’s Hardship (as defined in Section 8.6).

(d)

Corrective distributions. Nothing in this Article 8 precludes the Plan Administrator from making a distribution to a Participant, to the extent such distribution is made to correct a qualification defect in accordance with the corrective procedures under the IRS’ voluntary compliance programs. Thus, for example, nothing in this Article 8 would preclude the Plan from making a corrective distribution to an Employee who received contributions under the Plan prior to becoming an Eligible Participant. Any such distribution must be made in accordance with the correction procedures applicable under the IRS’ voluntary correction programs.

8.6

Hardship Distribution. To the extent permitted under Part 10 of the Agreement, a Participant may receive an in-service distribution on account of a Hardship. The Employer may elect under Part 10, #38.c. of the Agreement [Part 10, #56.c. of the 401(k) Agreement] to permit a Hardship distribution only if the Participant satisfies the safe harbor Hardship requirements under subsection (a) below. Alternatively, the Employer may elect under Part 10, #38.d. of the Agreement [Part 10, #56.d. of the 401(k) Agreement] to permit a Hardship distribution of Employer Contributions (other than Section 401(k) Deferrals) in accordance with the requirements of subsection (b) below. A Hardship distribution of Section 401(k) Deferrals must meet the requirements of a safe harbor Hardship as described under subsection (a) below. A Hardship distribution under this Section 8.6 is not available for QNECs, QMACs or Safe Harbor Contributions.

(a)

Safe harbor Hardship distribution. To qualify for a safe harbor Hardship, a Participant must demonstrate an immediate and heavy financial need, as described in subsection (1), and must satisfy the conditions described in subsection (2).

		(1)	Immediate and heavy financial need. To be considered an immediate and heavy financial need, the Hardship distribution must be made on account of one of the following events:

			(i)	the incurrence of medical expenses (as described in §213(d) of the Code), of the Participant, the Participant’s spouse or dependents;

			(ii)	the purchase (excluding mortgage payments) of a principal residence for the Participant;

			(iii)	payment of tuition and related educational fees (including room and board) for the next 12 months of post-secondary education for the Participant, the Participant’s spouse, children or dependents;

			(iv)	to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant’s principal residence; or

			(v)	any other event that the IRS recognizes as a safe harbor Hardship distribution event under ruling, notice or other guidance of general applicability.

A Participant must provide the Plan Administrator with a written request for a Hardship distribution. The Plan Administrator may require written documentation, as it deems necessary, to sufficiently document the existence of a proper Hardship event.

		(2)	Conditions for taking a safe harbor Hardship withdrawal. A Participant may receive a safe harbor Hardship withdrawal only if all of the following conditions are satisfied.

			(i)	The Participant has obtained all available distributions, other than Hardship distributions, and all nontaxable loans under the Plan and all other qualified plans maintained by the Employer.

(ii)

The Participant is suspended from making any Section 401(k) Deferrals (and any Employee After-Tax Contributions) under the Plan or any other plans (other than welfare benefit plans) maintained by the Employer for 12 months after the receipt of the Hardship distribution.

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(iii)

The distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

(iv)

The limitation on Elective Deferrals under Code §402(g) for the Participant for the taxable year immediately following the taxable year of the Hardship distribution is reduced by the amount of any Elective Deferrals the Participant made during the taxable year of the Hardship distribution.

(b)

Non-safe harbor Hardship distribution. The Employer may elect under Part 10, #38.d. of the Agreement [Part 10, #56.d. of the 401(k) Agreement] to permit a Hardship distribution of Employer Contributions (other than Section 401(k) Deferrals) on account of an immediate and heavy financial need (as described in subsection (a)(1) above), but without regard to the requirements of subsection (a)(2) above. Solely for the purpose of applying this subsection (b), a Hardship distribution will be on account of an immediate and heavy financial need if such Hardship distribution is made to pay for funeral expenses for a family member of the Participant or upon the Participant’s Disability. The Employer may add other permitted Hardship events under Part 10, #39.d. of the Nonstandardized Agreement [Part 10, #57.d. of the Nonstandardized 401(k) Agreement]. A non-safe harbor Hardship distribution is not available for Section 401(k) Deferrals, QNECs, QMACs, or Safe Harbor Contributions.

(c)

Amount available for distribution. A Participant may receive a Hardship distribution of any portion of his/her vested Employer Contribution Account or Employer Matching Contribution Account (including earnings thereon), as permitted under Part 10 of the Agreement. A Participant may receive a Hardship distribution of any portion of his/her Section 401(k) Deferral Account, if permitted under Part 10 of the Agreement, provided such distribution, when added to other Hardship distributions from Section 401(k) Deferrals, does not exceed the total Section 401(k) Deferrals the Participant has made to the Plan (increased by income allocable to such Section 401(k) Deferrals that was credited by the later of December 31, 1988 or the end of the last Plan Year ending before July 1, 1989). A Participant may not receive a Hardship distribution from his/her QNEC Account, QMAC Account, Safe Harbor Nonelective Contribution Account or Safe Harbor Matching Contribution Account.

8.7

Participant Consent. If the value of a Participant’s entire vested Account Balance exceeds $5,000 (as determined in accordance with Section 8.3(e)), the Participant must consent to any distribution of such Account Balance prior to his/her Required Beginning Date (as defined in Section 10.3(a)). The Employer may modify this provision under Part 9, #37.b. of the Agreement [Part 9, #55.b. of the 401(k) Agreement] to provide for automatic distribution to a terminated Participant (or Beneficiary) as of the date the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62. A Participant must consent in writing to a distribution under this Section 8.7 within the 90-day period ending on the Distribution Commencement Date (as defined in Section 22.56). If the Participant is subject to the Joint and Survivor Annuity requirements under Article 9 of this Plan, the Participant’s spouse (if the Participant is married at the time of the distribution) also must consent to the distribution in accordance with Section 9.2. If the distribution is an Eligible Rollover Distribution, the Participant must also direct the Plan Administrator as to whether he/she wants a Direct Rollover and if so, the name of the Eligible Retirement Plan to which the distribution will be made. (See Section 8.8 for more information regarding the Direct Rollover rules.)

(a)

Participant notice. Prior to receiving a distribution from the Plan, the Participant must be notified of his/her right to defer any distribution from the Plan in accordance with the provisions under Article 10 of this BPD. The notification shall include a general description of the material features and the relative values of the optional forms of benefit available under the Plan (consistent with the requirements under Code §417(a)(3)). The notice must be provided no less than 30 days and no more than 90 days prior to the Participant’s Distribution Commencement Date. However, distribution may commence less than 30 days after the notice is given, if the Participant is clearly informed of his/her right to take 30 days after receiving the notice to decide whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects to receive the distribution prior to the expiration of the 30-day minimum period. (But see Section 9.5(a) for the rules regarding the timing of distributions when the Joint and Survivor Annuity requirements apply.) The notice requirements described in this paragraph may be satisfied by providing a summary of the required information, so long as the conditions described in applicable regulations for the provision of such a summary are satisfied, and the full notice is also provided (without regard to the 90-day period described in this subsection).

(b)

Special rules. The consent rules under this Section 8.7 apply to distributions made after the Participant’s termination of employment and to distributions made prior to the Participant’s termination of employment. However, the consent of the Participant (and the Participant’s spouse, if applicable) shall not be required to the extent that a distribution is made:

		(1)	to satisfy the required minimum distribution rules under Article 10;

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		(2)	to satisfy the requirements of Code §415, as described in Article 7;

		(3)	to correct Excess Deferrals, Excess Contributions or Excess Aggregate Contributions, as described in Article 17.

In addition, if distributions are being made on account of the termination of the Plan, and an annuity option is not available under the Plan, the Participant’s Account Balance will, without the Participant’s consent, be distributed to the Participant, without regard to the value of the Participant’s vested Account Balance, unless the Employer (or any Related Employer) maintains another Defined Contribution Plan (other than an employee stock ownership plan as defined in Code §4975(e)(7)). If the Employer or any Related Employer maintains another Defined Contribution Plan (other than an employee stock ownership plan), then the Participant’s Account Balance will be transferred, without the Participant’s consent, to the other plan, if the Participant does not consent to an immediate distribution (to the extent consent to an immediate distribution is otherwise required under this Section 8.7).

8.8

Direct Rollovers. This Section 8.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision in the Plan to the contrary, a Participant may elect to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan in a Direct Rollover. If a Participant elects a Direct Rollover of only a portion of an Eligible Rollover Distribution, the Plan Administrator may require that the amount being rolled over equals at least $500.

For purposes of this Section 8.8, a Participant includes a Participant or former Participant. In addition, this Section applies to any distribution from the Plan made to a Participant’s surviving spouse or to a Participant’s spouse or former spouse who is the Alternate Payee under a QDRO, as defined in Section 22.151.

If it is reasonable to expect (at the time of the distribution) that the total amount the Participant will receive as a distribution during the calendar year will total less than $200, the Employer need not offer the Participant a Direct Rollover option with respect to such distribution.

	(a)	Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of a Participant’s Account Balance, except for the following distributions:

(1)

any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or Life Expectancy) of the Participant or the joint lives (or joint Life Expectancies) of the Participant and the Participant’s Beneficiary, or for a specified period of ten years or more;

		(2)	any distribution to the extent such distribution is a required minimum distribution under Article 10;

		(3)	the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities);

		(4)	an in-service Hardship withdrawal of Section 401(k) Deferrals, as described in subsection (e) below; and

(5)

a distribution made to satisfy the requirements of Code §415, as described in Article 7, or a distribution to correct Excess Deferrals, Excess Contributions or Excess Aggregate Contributions, as described in Article 17.

	(b)	Eligible Retirement Plan. An Eligible Retirement Plan is:

		(1)	an individual retirement account described in §408(a) of the Code;

		(2)	an individual retirement annuity described in §408(b) of the Code;

		(3)	an annuity plan described in §403(a) of the Code; or

		(4)	a qualified plan described in §401(a) of the Code.

However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is only an individual retirement account or individual retirement annuity.

(c)

Direct Rollover. A Direct Rollover is a payment made directly from the Plan to the Eligible Retirement Plan specified by the Participant. The Plan Administrator may develop reasonable procedures for accommodating Direct Rollover requests.

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(d)

Direct Rollover notice. A Participant entitled to an Eligible Rollover Distribution must receive a written explanation of his/her right to a Direct Rollover, the tax consequences of not making a Direct Rollover, and, if applicable, any available special income tax elections. The notice must be provided within the same 30 – 90 day timeframe applicable to the Participant consent notice under Section 8.7(a). The Direct Rollover notice must be provided to all Participants, unless the total amount the Participant will receive as a distribution during the calendar year is expected to be less than $200.

If a Participant terminates employment with a total vested Account Balance of $5,000 or less (as determined under Section 8.3(e)) and the Participant does not respond to the Direct Rollover notice indicating whether a Direct Rollover is desired and the name of the Eligible Retirement Plan to which the Direct Rollover is to be made, the Plan Administrator will distribute the Participant’s entire vested Account Balance (in accordance with Section 8.3(b)) no earlier than 30 days and no later than 90 days following the provision of the notice under Section 8.7. The notice will describe the procedures for making a default distribution under this paragraph, including any rules for making a default Direct Rollover to an IRA. Any default provisions described under the notice must be applied uniformly and in a nondiscriminatory manner. If the notice provides for a default Direct Rollover, the default distribution will be made as a Direct Rollover to the IRA designated under the notice. The notice must contain pertinent information regarding the Direct Rollover, including the name, address, and telephone number of the IRA trustee and information regarding IRA maintenance and withdrawal fees and how the IRA funds will be invested. The notice will describe the timing of the Direct Rollover and the Participant’s ability to affirmatively opt out of the Direct Rollover. The selection of an IRA trustee, custodian or issuer and the selection of IRA investments for purposes of a default Direct Rollover constitutes a fiduciary act subject to the general fiduciary standards and prohibited transaction provisions of ERISA.

(e)

Special rules for Hardship withdrawals of Section 401(k) Deferrals. A Hardship withdrawal of Section 401(k) Deferrals (as described in Code §401(k)(2)(B)(i)(IV)) is not an Eligible Rollover Distribution to the extent such withdrawal is made after December 31, 1998 or, if later, the first day (but not later than January 1, 2000) that the Plan Administrator begins to treat such Hardship withdrawals as ineligible for rollover. Subject to any contrary pronouncement under statute, regulation or IRS guidance, the Employer may treat a Hardship withdrawal of Section 401(k) Deferrals as an Eligible Rollover Distribution if the Participant otherwise satisfies a non-Hardship distribution event described in Code §401(k)(2) or (10) at the time of the withdrawal, regardless of whether the Plan’s procedures characterizes such distribution as a Hardship withdrawal.

8.9

Sources of Distribution. Unless provided otherwise in separate administrative provisions adopted by the Plan Administrator, in applying the distribution provisions under this Article 8, distributions will be made on a pro rata basis from all Accounts from which a distribution is permitted under this Article. Alternatively, the Plan Administrator may permit Participants to direct the Plan Administrator as to which Account the distribution is to be made. Regardless of a Participant’s direction as to the source of any distribution, the tax effect of such a distribution will be governed by Code §72 and the regulations thereunder.

(a)

Exception for Hardship withdrawals. If the Plan permits a Hardship withdrawal from both Section 401(k) Deferrals and Employer Contributions, a Hardship distribution will first be treated as having been made from a Participant’s Employer Contribution Account and then from the Employer’s Matching Contribution Account, to the extent such Hardship distribution is available with respect to such Accounts. Only when all available amounts have been exhausted under the Participant’s Employer Contribution Account and/or Employer Matching Contribution Account will a Hardship distribution be made from a Participant’s Section 401(k) Deferral Account. The Plan Administrator may modify this provision in separate administrative procedures.

	(b)	In-kind distributions. Nothing in this Article precludes the Plan Administrator from making a distribution in the form of property, or other in-kind distribution

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ARTICLE 9
JOINT AND SURVIVOR ANNUITY REQUIREMENTS

This Article provides rules concerning the application of the Joint and Survivor Annuity requirements under this Plan. If the Plan is a profit sharing plan or a 401(k) plan, Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement] permits the Employer to apply the Joint and Survivor Annuity requirements to all Participants under the Plan. If the Employer does not elect to apply the Joint and Survivor Annuity requirements to all Participants, the Plan is only subject to the Joint and Survivor Annuity requirements to the extent required under Section 9.1(b) of this Article.

9.1

Applicability. Except as provided in Section 9.6 below, this Article 9 applies to any distribution received by a Participant under the money purchase plan Agreement or the target benefit plan Agreement. For a profit sharing plan or 401(k) plan, the following rules apply.

(a)

Election to have requirements apply. If this Plan is a profit sharing plan or a 401(k) plan, and the Employer elects under Part 11, #41.b. of the profit sharing plan Agreement or Part 11, #59.b. of the 401(k) Agreement to apply the Joint and Survivor Annuity requirements, then this Article 9 applies in the same manner as it does to a money purchase plan or a target benefit plan.

(b)

Election to have requirements not apply. If this Plan is a profit sharing plan or a 401(k) plan, and the Employer elects under Part 11, #41.a. of the profit sharing plan Agreement or Part 11, #59.a. of the 401(k) Agreement not to apply the Joint and Survivor Annuity requirements, this Article 9 generally will not apply to distributions from the Plan. However, the rules of this Article 9 will apply to a Participant under the following conditions:

		(1)	the Participant elects to receive his/her benefit in the form of a life annuity (if a life annuity is a permissible distribution option under Part 11 of the Agreement); or

(2)

the Participant has received a direct or indirect transfer of benefits (other than a Qualified Transfer as defined in Section 3.3(d)) from any plan which was subject to the Joint and Survivor Annuity requirements at the time of the transfer (but only to such transferred benefits); or

		(3)	the Participant’s benefits under the Plan are used to offset the benefits under another plan of the Employer that is subject to the Joint and Survivor Annuity requirements.

Nothing in this subsection (b) prohibits a Plan Administrator from developing administrative procedures that apply the spousal consent requirements outlined in this Article 9 to a Plan that is not otherwise subject to the Joint and Survivor Annuity requirements. For example, the Plan Administrator may require under separate administrative procedures to require spousal consent to Participant distributions or may in a separate loan procedure require spousal consent prior to granting a Participant loan, without subjecting the Plan to the Joint and Survivor Annuity requirements.

(c)

Accumulated deductible employee contributions. For purposes of applying the rules under this Section 9.1, any distribution from a separate Account under a money purchase plan or a target benefit plan which is attributable solely to accumulated deductible employee contributions, as defined in Code §72(o)(5)(B), is treated as a distribution from a profit sharing plan or 401(k) plan for which the rules under subsection (b) above apply.

9.2

Qualified Joint and Survivor Annuity (QJSA). If the Joint and Survivor Annuity requirements apply to a Participant, any distribution from the Plan to that Participant must be in the form of a QJSA (as defined in Section 9.4(a)), unless the Participant (and the Participant’s spouse, if the Participant is married) elects to receive the distribution in an alternative form, as authorized under Part 11 of the Agreement. Any election of an alternative form of distribution must be pursuant to a Qualified Election. Only the Participant needs consent (pursuant to Section 8.7) to the commencement of a distribution in the form of a QJSA.

9.3

Qualified Preretirement Survivor Annuity (QPSA). If the Joint and Survivor Annuity requirements apply to a Participant who dies before the Distribution Commencement Date, the spouse of that Participant is entitled to receive a QPSA (as defined in Section 9.4(b)), unless the Participant and spouse have waived the QPSA pursuant to a Qualified Election. The Employer may elect under Part 11, #41.c. of the Agreement [Part 11, #59.c. of the 401(k) Agreement] that a surviving spouse is not entitled to a QPSA benefit if the Participant and surviving spouse were not married throughout the one year period ending on the date of the Participant’s death. Any portion of a Participant’s vested Account Balance that is not payable to the surviving spouse as a QPSA (or other form elected by the surviving spouse) constitutes a non-QPSA death benefit and is payable under the rules described in Section 8.4.

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9.4	Definitions.

(a)

Qualified Joint and Survivor Annuity (QJSA). A QJSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the spouse. If the Participant is not married as of the Distribution Commencement Date, the QJSA is an immediate annuity payable over the life of the Participant. The survivor annuity must provide for payments to the surviving spouse equal to 50% of the payments that the Participant is entitled under the annuity during the joint lives of the Participant and the spouse. The Employer may elect under Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement] to make payments to the surviving spouse equal to 100%, 75% or 66-2/3% (instead of 50%) of the payments the Participant is entitled to under the annuity.

(b)

Qualified Preretirement Survivor Annuity (QPSA). A QPSA is an annuity payable over the life of the surviving spouse that is purchased using 50% of the Participant’s vested Account Balance as of the date of death. The Employer may elect under Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement] to provide a QPSA equal to 100% (instead of 50%) of the Participant’s vested Account Balance. The remaining vested Account Balance will be distributed in accordance with the death distribution provisions under Section 8.4. To the extent the Participant’s vested Account Balance is derived from Employee After-Tax Contributions, the QPSA will share in the Employee After-Tax Contributions in the same proportion as the Employee After-Tax Contributions bear to the total vested Account Balance of the Participant.

The surviving spouse may elect to have the QPSA distributed at any time following the Participant’s death (subject to the required minimum distribution rules under Article 10) and may elect to receive distribution in any form permitted under Section 8.1 of the Plan. If the surviving spouse fails to elect distribution upon the Participant’s death, the QPSA benefit will be distributed in accordance with Section 8.4.

(c)

Distribution Commencement Date. The Distribution Commencement Date is the date an Employee commences distributions from the Plan. If a Participant commences distribution with respect to a portion of his/her Account Balance, a separate Distribution Commencement Date applies to any subsequent distribution. If distribution is made in the form of an annuity, the Distribution Commencement Date is the first day of the first period for which annuity payments are made.

(d)

Qualified Election. A Participant (and the Participant’s spouse) may waive the QJSA or QPSA pursuant to a Qualified Election. If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, any waiver signed by the Participant is deemed to be a Qualified Election. For this purpose, a Participant will be deemed to not have a spouse if the Participant is legally separated or has been abandoned and the Participant has a court order to such effect. However, a former spouse of the Participant will be treated as the spouse or surviving spouse and any current spouse will not be treated as the spouse or surviving spouse to the extent provided under a QDRO.

A Qualified Election is a written election signed by both the Participant and the Participant’s spouse (if applicable) that specifically acknowledges the effect of the election. The spouse’s consent must be witnessed by a plan representative or notary public. In the case of a waiver of the QJSA, the election must designate an alternative form of benefit payment that may not be changed without spousal consent (unless the spouse enters into a general consent agreement expressly permitting the Participant to change the form of payment without any further spousal consent). In the case of a waiver of the QPSA, the election must be made within the QPSA Election Period and the election must designate a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (unless the spouse enters into a general consent agreement expressly permitting the Participant to change the Beneficiary designation without any further spousal consent).

Any consent by a spouse under a Qualified Election (or a determination that the consent of a spouse is not required) shall be effective only with respect to such spouse. If the Qualified Election permits the Participant to change a payment form or Beneficiary designation without any further consent by the spouse, the Qualified Election must acknowledge that the spouse has the right to limit consent to a specific form of benefit or a specific Beneficiary, as applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A Participant or spouse may revoke a prior waiver of the QPSA benefit at any time before the commencement of benefits. Spousal consent is not required for a Participant to revoke a prior QPSA waiver. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 9.5 below.

(e)

QPSA Election Period. A Participant (and the Participant’s spouse) may waive the QPSA at any time during the QPSA Election Period. The QPSA Election Period is the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant’s death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Account Balance as of the date of separation, the QPSA Election Period begins on the date of separation.

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(f)

Pre-Age 35 Waiver. A Participant who has not yet attained age 35 as of the end of a Plan Year may make a special Qualified Election to waive, with spousal consent, the QPSA for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election is not valid unless the Participant receives the proper notice required under Section 9.5 below. QPSA coverage is automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date must satisfy all the requirements for a Qualified Election.

9.5	Notice Requirements.

(a)

QJSA. In the case of a QJSA, the Plan Administrator shall provide each Participant with a written explanation of: (1) the terms and conditions of the QJSA; (2) the Participant’s right to make and the effect of an election to waive the QJSA form of benefit; (3) the rights of the Participant’s spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the QJSA. The notice must be provided to each Participant under the Plan no less than 30 days and no more than 90 days prior to the Distribution Commencement Date.

A Participant may commence receiving a distribution in a form other than a QJSA less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (1) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the QJSA and elect (with spousal consent) a form of distribution other than a QJSA; (2) the Participant is permitted to revoke any affirmative distribution election at least until the Distribution Commencement Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the QJSA is provided to the Participant; and (3) the Distribution Commencement Date is after the date the written explanation was provided to the Participant. For distributions on or after December 31, 1996, the Distribution Commencement Date may be a date prior to the date the written explanation is provided to the Participant if the distribution does not commence until at least 30 days after such written explanation is provided, subject to the waiver of the 30-day period.

(b)

QPSA. In the case of a QPSA, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the QPSA in such terms and in such manner as would be comparable to the explanation provided for the QJSA in subsection (a) above. The applicable period for a Participant is whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) a reasonable period ending after the individual becomes a Participant; or (3) a reasonable period ending after the joint and survivor annuity requirements first apply to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age 35.

For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2) and (3) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the employer, the applicable period for such Participant shall be redetermined.

9.6

Exception to the Joint and Survivor Annuity Requirements. Except as provided in Section 9.7, this Article 9 does not apply to any Participant who has not earned an Hour of Service with the Employer on or after August 23, 1984. In addition, if, as of the Distribution Commencement Date, the Participant’s vested Account Balance (for pre-death distributions) or the value of the QPSA death benefit (for post-death distributions) does not exceed $5,000, the Participant or surviving spouse, as applicable, will receive a lump sum distribution pursuant to Section 8.4(b)(1), in lieu of any QJSA or QPSA benefits. (See Section 8.3(e) for special rules for calculating the value of a Participant’s vested Account Balance.)

9.7

Transitional Rules. Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed under this Article 9 must be given the opportunity to elect to have the preceding provisions of this Article 9 apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from service. The Participant must be given the opportunity to elect to have this Article 9 apply during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participant. A Participant described in this paragraph who has not elected to have this Article 9 apply is subject to the rules in this Section 9.7 instead. Also, a Participant who does not qualify to elect to have this Article 9 apply because such Participant does not have at least 10 Years of Service for vesting purposes is subject to the rules of this Section 9.7.

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Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his/her benefits paid in accordance with the following paragraph. The Participant must be given the opportunity to elect to have this Section 9.7 apply (other than the first paragraph of this Section) during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participant.

If, under either of the preceding two paragraphs, a Participant is subject to this Section 9.7, the following rules apply.

(a)	Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

	(1)	begins to receive payments under the Plan on or after Normal Retirement Age;

	(2)	dies on or after Normal Retirement Age while still working for the Employer;

	(3)	begins to receive payments on or after the Qualified Early Retirement Age; or

(4)

separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the plan and thereafter dies before beginning to receive such benefits;

then such benefits will be received under this plan in the form of a QJSA, unless the Participant has elected otherwise during the election period. For this purpose, the election period must begin at least 6 months before the participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

(b)

Election of early survivor annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments that would have been made to the spouse under the QJSA if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. For this purpose, the election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

(c)	Qualified Early Retirement Age. The Qualified Early Retirement Age is the latest of:

	(1)	the earliest date, under the plan, on which the Participant may elect to receive retirement benefits,

	(2)	the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

	(3)	the date the Participant begins participation under the Plan.

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ARTICLE 10
REQUIRED DISTRIBUTIONS

This Article provides for the required commencement of distributions upon certain events. In addition, this Article places limitations on the period over which distributions may be made to a Participant or Beneficiary. To the extent the distribution provisions of this Plan, particularly Articles 8 and 9, are inconsistent with the provisions of this Article 10, the provisions of this Article control. Part 13 of the Agreement contains specific elections for applying the rules under this Article 10.

10.1	Required Distributions Before Death.

	(a)	Deferred distributions. A Participant must be permitted to receive a distribution from the Plan no later than the 60th day after the latest of the close of the Plan Year in which:

		(1)	the Participant attains age 65 (or Normal Retirement Age, if earlier);

		(2)	occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

		(3)	the Participant terminates service with the Employer.

(b)

Required minimum distributions. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant’s Required Beginning Date (as defined in Section 10.3(a)) over one of the following periods (or a combination thereof):

		(1)	the life of the Participant,

		(2)	the life of the Participant and a Designated Beneficiary,

		(3)	a period certain not extending beyond the Life Expectancy of the Participant, or

		(4)	a period certain not extending beyond the joint and last survivor Life Expectancy of the Participant and a Designated Beneficiary.

If the Participant’s interest is to be distributed over a period designated under subsection (3) or (4) above, the amount required to be distributed for each calendar year must at least equal the quotient obtained by dividing the Participant’s Benefit (as determined under Section 10.3(g)) by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant’s Designated Beneficiary is not his/her spouse, the minimum distribution incidental benefit factor set forth in Q&A-4 of Prop. Treas. Reg. §401(a)(9)-2. Distributions after the death of the Participant shall be determined using the Applicable Life Expectancy as the relevant divisor regardless of the Participant’s Designated Beneficiary.

The minimum distribution required for the Participant’s first Distribution Calendar Year must be made on or before the Participant’s Required Beginning Date. The minimum distribution for other Distribution Calendar Years, including the minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

If a Participant receives a distribution in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code §401(a)(9) and the regulations thereunder. For calendar years beginning before January 1, 1989, if the Participant’s spouse is not the Designated Beneficiary, the method of distribution selected must ensure that at least 50% of the Present Value of the amount available for distribution is paid within the life expectancy of the Participant.

10.2	Required Distributions After Death.

(a)

Distribution beginning before death. If the Participant dies after he/she has begun receiving distributions under Section 10.1(b), the remaining portion of the Participant’s vested Account Balance shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant’s death.

(b)

Distribution beginning after death. Subject to the rules under Section 8.4(b), if the Participant dies before receiving distributions under Section 10.1(b), distribution of the Participant’s entire vested Account Balance shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death, except to the extent an election is made to receive distributions in accordance with subsection (1) or (2) below.

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(1)

To the extent any portion of the Participant’s vested Account Balance is payable to a Designated Beneficiary, distributions may be made over the life of the Designated Beneficiary or over a period certain not greater than the Life Expectancy of the Designated Beneficiary, provided such distributions begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

(2)

If the Designated Beneficiary is the Participant’s surviving spouse, he/she may delay the distribution under subsection (1) until December 31 of the calendar year in which the Participant would have attained age 70-1/2, if such date is later than the date described in subsection (1).

If the Participant has not made an election pursuant to this subsection (b) by the time of his/her death, the Participant’s Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this subsection (b), or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

For purposes of this subsection (b), if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this subsection (b), with the exception of subsection (2) above, shall be applied as if the surviving spouse were the Participant.

(c)

Treatment of trust beneficiaries as Designated Beneficiaries. If a trust is properly named as a Beneficiary under the Plan, the beneficiaries of the trust will be treated as the Designated Beneficiaries of the Participant solely for purposes of determining the distribution period under this Article 10 with respect to the trust’s interests in the Participant’s vested Account Balance. The beneficiaries of a trust will be treated as Designated Beneficiaries for this purpose only if, as of the later of the date the trust is named as a Beneficiary of the Participant or the Participant’s Required Beginning Date (and as of all subsequent periods during which the trust is named as a Beneficiary of the Participant), the following requirements are met:

	(1)	the trust is a valid trust under state law, or would be but for the fact there is no corpus;

	(2)	the trust is irrevocable or will, by its terms, become irrevocable upon the death of the Participant;

	(3)	the beneficiaries of the trust who are beneficiaries with respect to the trust’s interests in the Participant’s vested Account Balance are identifiable from the trust instrument; and

	(4)	the Plan Administrator receives the documentation described in Question D-7 of Proposed Treas. Reg. §1.401(a)(9)-1, as subsequently amended or finally adopted.

If the foregoing requirements are satisfied and the Plan Administrator receives such additional information as it may request, the Plan Administrator may treat such beneficiaries of the trust as Designated Beneficiaries.

(d)

Trust beneficiary qualifying for marital deduction. If a Beneficiary is a trust (other than an estate marital trust) that is intended to qualify for the federal estate tax marital deduction under Code §2056 (“marital trust”), then:

	(1)	in no event will the annual amount distributed from the Plan to the marital trust be less than the greater of:

(i) all fiduciary accounting income with respect to such Beneficiary’s interest in the Plan, as determined by the trustee of the marital trust, or

(ii) the minimum distribution required under this Article 10;

(2)

the trustee of the marital trust (or the trustee’s legal representative) shall be responsible for calculating the amount to be distributed under subsection (1) above and shall instruct the Plan Administrator in writing to distribute such amount to the marital trust;

(3)

the trustee of the marital trust may from time to time notify the Plan Administrator in writing to accelerate payment of all or any part of the portion of such Beneficiary’s interest that remains to be distributed, and may also notify the Plan Administrator to change the frequency of distributions (but not less often than annually); and

	(4)	the trustee of the marital trust shall be responsible for characterizing the amounts so distributed form the Plan as income or principle under applicable state laws.

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10.3	Definitions.

(a)

Required Beginning Date. A Participant’s Required Beginning Date is the date designated under subsection (1)(i) or (ii) below, as applicable, unless the Employer elects under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement] to apply the Old-Law Required Beginning Date, as described in subsection (2) below. If the Employer does not select the Old-Law Required Beginning Date under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], the Required Beginning Date rules under subsection (1) below apply. (But see Section 10.4 for special rules dealing with operational compliance with the GUST Legislation.)

(1)

“New-law” Required Beginning Date. If the Employer does not elect to apply the Old-Law Required Beginning Date under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], a Participant’s Required Beginning Date under the Plan is:

			(i)	For Five-Percent Owners. April 1 that follows the end of the calendar year in which the Participant attains age 70-1/2.

			(ii)	For Participants other than Five-Percent Owners. April 1 that follows the end of the calendar year in which the later of the following two events occurs:

				(A)	the Participant attains age 70-1/2 or

				(B)	the Participant retires.

If a Participant is not a Five-Percent Owner for the Plan Year that ends with or within the calendar year in which the Participant attains age 70-1/2, and the Participant has not retired by the end of such calendar year, his/her Required Beginning Date is April 1 that follows the end of the first subsequent calendar year in which the Participant becomes a Five-Percent Owner or retires.

A Participant may begin in-service distributions prior to his/her Required Beginning Date only to the extent authorized under Article 10 and Part 9 of the Agreement. However, if this Plan were amended to add the Required Beginning Date rules under this subsection (1), a Participant who attained age 70-1/2 prior to January 1, 1999 (or, if later, January 1 following the date the Plan is first amended to contain the Required Beginning Date rules under this subsection (1)) may receive in-service minimum distributions in accordance with the terms of the Plan in existence prior to such amendment.

(2)

Old-Law Required Beginning Date. If the Old-Law Required Beginning Date is elected under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], the Required Beginning Date for all Participants will be determined under subsection (1)(i) above, without regard to the rule in subsection (1)(ii). The Required Beginning Date for all Participants under the Plan will be April 1 of the calendar year following attainment of age 70-1/2.

(b)

Five-Percent Owner. A Participant is a Five-Percent Owner for purposes of this Section if such Participant is a Five-Percent Owner (as defined in Section 22.88) at any time during the Plan Year ending with or within the calendar year in which the Participant attains age 70-1/2. Once distributions have begun to a Five-Percent Owner under this Article, they must continue to be distributed, even if the Participant ceases to be a Five-Percent Owner in a subsequent year.

(c)

Designated Beneficiary. A Beneficiary designated by the Participant (or the Plan), whose Life Expectancy may be taken into account to calculate minimum distributions, pursuant to Code §401(a)(9) and the regulations thereunder.

(d)

Applicable Life Expectancy. The determination of the Applicable Life Expectancy depends on whether the term certain method or the recalculation method is being use to adjust the Life Expectancy in each Distribution Calendar Year. The recalculation method may only be used to determine the Life Expectancy of the Participant and/or the Participant’s spouse. The recalculation method is not available with respect to a nonspousal Designated Beneficiary.

If the Designated Beneficiary is the Participant’s spouse, or if the Participant’s (or surviving spouse’s) single life expectancy is the Applicable Life Expectancy, the term certain method is used unless the recalculation method is elected by the Participant (or by the surviving spouse). If the Designated Beneficiary is not the Participant’s spouse, the term certain method is used to determine the Life Expectancy of both the Participant and the Designated Beneficiary, unless the recalculation method is elected by the Participant with respect to his/her Life Expectancy. The term certain method will always apply for purposes of determining the

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Applicable Life Expectancy of a nonspousal Designated Beneficiary. An election to recalculate Life Expectancy (or the failure to elect recalculation) shall be irrevocable as of the Participant’s Required Beginning Date as to the Participant (or spouse) and shall apply to all subsequent years.

If the term certain method is being used, the Life Expectancy determined for the first Distribution Calendar Year is reduced by one for each subsequent Distribution Year. If the recalculation method is used, the following rules apply:

(1)

If the Life Expectancy is the Participant’s (or surviving spouse’s) single Life Expectancy, the Applicable Life Expectancy is redetermined for each Distribution Year based on the Participant’s (or surviving spouse’s) age on his/her birthday which falls in such year.

(2)

If the Life Expectancy is a joint and last survivor Life Expectancy based on the ages of the Participant and the Participant’s spouse, and the recalculation method is elected with respect to both the Participant and his/her spouse, the Applicable Life Expectancy is redetermined for each Distribution Year based on the ages of the individuals on their birthdays that fall in such year.

(3)

If the Life Expectancy is a joint and last survivor Life Expectancy based on the ages of the Participant and the Participant’s spouse, and the recalculation method is elected with respect to only one such individual, or if the Life Expectancy is a joint and last survivor Life Expectancy based on the ages of the Participant and a nonspousal Designated Beneficiary, and the recalculation method is elected with respect to the Participant, the Applicable Life Expectancy is determined in accordance with the procedures outlined in Prop. Treas. Reg. §1.401(a)(9)-1, E-8(b), or other applicable guidance.

(e)

Life Expectancy. For purposes of determining a Participant’s required minimum distribution amount, Life Expectancy and joint and last survivor Life Expectancy are computed using the expected return multiples in Tables V and VI of §1.72-9 of the Income Tax Regulations.

(f)

Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 10.2.

(g)

Participant’s Benefit. For purposes of determining a Participant’s required minimum distribution, the Participant’s Benefit is determined based on his/her Account Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year increased by the amount of any contributions or forfeitures allocated to the Account Balance as of dates in the Distribution Calendar Year after the Valuation Date and decreased by distributions made in the Distribution Calendar Year after the Valuation Date.

If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

10.4

GUST Elections. If this Plan is being restated to comply with the GUST Legislation (as defined in Section 22.96), Appendix B-2 of the Agreement permits the Employer to designate how it operated this Plan in compliance with the required minimum distribution rules for years prior to the date the Plan is adopted.

(a)

Distributions under Old-Law Required Beginning Date rules. Unless the Employer specifically elects to apply the Old-Law Required Beginning Date rule under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], the Required Beginning Date rules (as described in Section 10.3(a)(1)) apply. However, if prior to the adoption of this Prototype Plan, the terms of the Plan reflected the Old-Law Required Beginning Date rules, minimum distributions for such years are required to be calculated in accordance with that Old-Law Required Beginning Date, except to the extent any operational elections described in subsection (b) or (c) below applied.

(b)

Option to postpone distributions. For calendar years beginning after December 31, 1996 and prior to the restatement of this Plan to comply with the GUST changes, the Plan may have permitted Participants (other than Five-Percent Owners) who would otherwise have begun receiving minimum distributions under the terms of the Plan in effect for such years to postpone receiving their minimum distributions until the Required Beginning Date under Section 10.3(a)(1), even though the terms of the Plan (prior to the restatement) did not permit such an election. Appendix B-2.a. of the Agreement permits the Employer to specify the years during which Participants were permitted to postpone receiving minimum distributions under the Plan. Appendix B-2 need not be completed if Participants were not provided the option to postpone

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receiving minimum distributions, either because the Plan used the “Old-Law” Required Beginning Date rules or because the Plan made distributions under the “New-Law” Required Beginning Date rules and contained other optional forms of benefit under its general elective distribution provisions that preserved the optional forms of benefit under the “Old Law Required Beginning Date” rules.

(c)

Election to stop minimum required distributions. A Participant (other than a Five-Percent Owner) who began receiving minimum distributions in accordance with the Old-Law Required Beginning Date rules under the Plan prior to the date the Plan was amended to comply with the GUST changes generally must continue to receive such minimum distributions, even if the Participant is still employed with the Employer. However, prior to the restatement of this Plan to comply with the GUST changes, the Plan may have permitted Participants to stop minimum distributions if they had not reached the Required Beginning Date described in Section 10.3(a)(1), even though the terms of the Plan did not permit such an election. Under Appendix B-2.b. of the Agreement, the Employer may designate the year in which Participants were permitted to stop receiving minimum distributions in accordance with this subsection (c). A Participant must recommence minimum distributions as required under the Required Beginning Date rules applicable under this restated Plan.

A Participant’s election to stop and recommence distributions is subject to the spousal consent requirements under Article 9 (if the Plan is otherwise subject to the Joint and Survivor Annuity requirements) and is subject to the terms of any applicable QDRO. The manner in which the Plan must comply with the spousal consent requirements depends on whether or not the Employer elects under Appendix B-2.c. of the Agreement to have the recommencement of benefits constitute a new Distribution Commencement Date. If the Plan is not otherwise subject to the Joint and Survivor Annuity requirements, Appendix B-2.c. need not be completed.

(1)

New Distribution Commencement Date. If the Employer elects under Appendix B-2.c.(1) of the Agreement that recommencement of benefits will create a new Distribution Commencement Date, no spousal consent is required for a Participant to elect to stop distributions, except where such distributions are being paid in the form of a QJSA. Where such distributions are being paid in the form of a QJSA, in order to comply with this subsection (1), the person who was the Participant’s spouse on the original Distribution Commencement Date must consent to the election to stop distributions and the spouse’s consent must acknowledge the effect of the election. Because there is a new Distribution Commencement Date upon recommencement of benefits, the Plan, in order to satisfy this subsection (1), must comply with all of the requirements of Article 9 upon such recommencement, including payment of a QPSA (as defined in Section 9.4(b)) if the Participant dies before the new Distribution Commencement Date.

(2)

No new Distribution Commencement Date. If the Employer elects under Appendix B-2.c.(2) of the Agreement that recommencement of benefits will not create a new Distribution Commencement Date, no spousal consent is required for the Participant to elect to stop required minimum distributions prior to retirement. In addition, no spousal consent is required when payments recommence to the Participant if:

		(i)	payments recommence to the Participant with the same Beneficiary and in a form of benefit that is the same but for the cessation of distributions;

		(ii)	the individual who was the Participant’s spouse on the Distribution Commencement Date executed a general consent within the meaning of §1.401(a)-20, A-31 of the regulations; or

(iii)

the individual who was the Participant’s spouse on the Distribution Commencement Date executed a specific consent to waive a QJSA within the meaning of §1.401(a)-20, A-31, and the Participant is not married to that individual when benefits recommence.

To qualify under this subsection (2), consent of the individual who was the Participant’s spouse on the Distribution Commencement Date is required prior to recommencement of distributions if the Participant chooses to recommence benefits in a different form than the form in which benefits were being distributed prior to the cessation of distributions or with a different Beneficiary. Consent of the Participant’s spouse is also required if the original form of distribution was a QJSA (as defined in Section 9.4(a)) or the spouse originally executed a specific consent to waive the QJSA within the meaning of §1.401(a)-20, A-31, of the regulations, and the Participant is still married to that individual when benefits recommence.

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10.5

Transitional Rule. The minimum distribution requirements in Section 10.2 do not apply if distribution of the Participant’s Account Balance is subject to a TEFRA §242(b)(2) election. A TEFRA §242(b) election overrides the required minimum distribution rules only if the following requirements are satisfied.

	(a)	The distribution by the Plan is one that would not have disqualified the Plan under §401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

(b)

The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

	(c)	Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

	(d)	The Participant had accrued a benefit under the Plan as of December 31, 1983.

(e)

The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant’s death, the Beneficiaries of the Participant listed in order of priority.

A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) and (e) above.

If a designation is revoked any subsequent distribution must satisfy the requirements of Code §401(a)(9) and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code §401(a)(9) and the proposed regulations thereunder, but for the TEFRA §242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in §1.401(a)(9)-2 of the proposed regulations (or other applicable regulations). Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Questions J-2 and J-3 of §1.401(a)(9)-1 of the proposed regulations (or other applicable regulations) shall apply.

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ARTICLE 11
PLAN ADMINISTRATION AND SPECIAL OPERATING RULES

This Article describes the duties and responsibilities of the Plan Administrator. In addition, this Article sets forth default QDRO procedures and benefit claims procedures, as well as special operating rules when an Employer is a member of a Related Employer group and when there is a Short Plan Year. Provisions related to Plan accounting and investments are contained in Article 13.

11.1

Plan Administrator. The Employer is the Plan Administrator, unless the Employer designates in writing another person or persons as the Plan Administrator. The Employer may designate the Plan Administrator by name, by reference to the person or group of persons holding a certain position, by reference to a procedure under which the Plan Administrator is designated, or by reference to a person or group of persons charged with the specific responsibilities of Plan Administrator. If any Related Employer has executed a Co-Sponsor Adoption Page, the Employer referred to in this Section is the Employer that executes the Signature Page of the Agreement.

(a)

Acceptance of responsibility by designated Plan Administrator. If the Employer designates a Plan Administrator other than itself, the designated Plan Administrator must accept its responsibilities in writing. The designated Plan Administrator will serve in a manner and for the time period as agreed upon with the Employer. If more than one person has the responsibility of Plan Administrator, the group shall act by majority vote, but may designate specific persons to act on the Plan Administrator’s behalf.

(b)

Resignation of designated Plan Administrator. A designated Plan Administrator may resign by delivering a written resignation to the Employer. The Employer may remove a designated Plan Administrator by delivering a written notice of removal. If a designated Plan Administrator resigns or is removed, and no new Plan Administrator is designated, the Employer is the Plan Administrator.

(c)

Named Fiduciary. The Plan Administrator is the Plan’s Named Fiduciary, unless the Plan Administrator specifically names another person as Named Fiduciary and the designated person accepts its responsibilities as Named Fiduciary in writing.

11.2

Duties and Powers of the Plan Administrator. The Plan Administrator will administer the Plan for the exclusive benefit of the Plan Participants and Beneficiaries, and in accordance with the terms of the Plan. To the extent the terms of the Plan are unclear, the Plan Administrator may interpret the Plan, provided such interpretation is consistent with the rules of ERISA and Code §401 and is performed in a uniform and nondiscriminatory manner. This right to interpret the Plan is an express grant of discretionary authority to resolve ambiguities in the Plan document and to make discretionary decisions regarding the interpretation of the Plan’s terms, including who is eligible to participate under the Plan, and the benefit rights of a Participant or Beneficiary. The Plan Administrator will not be held liable for any interpretation of the Plan terms or decision regarding the application of a Plan provision provided such interpretation or decision is not arbitrary or capricious.

(a)

Delegation of duties and powers. To the extent provided for in an agreement with the Employer, the Plan Administrator may delegate its duties and powers to one or more persons. Such delegation must be in writing and accepted by the person or persons receiving the delegation.

	(b)	Specific duties and powers. The Plan Administrator has the general responsibility to control and manage the operation of the Plan. This responsibility includes, but is not limited to, the following:

		(1)	To construe and enforce the terms of the Plan, including those related to Plan eligibility, vesting and benefits;

(2)

To develop separate procedures, consistent with the terms of the Plan, to assist in the administration of the Plan, including the adoption of separate or modified loan policy procedures (see Article 14), procedures for direction of investment by Participants (see Section 13.5(c)), procedures for determining whether domestic relations orders are QDROs (see Section 11.5), and procedures for the proper determination of investment earnings to be allocated to Participants’ Accounts (see Section 13.4);

		(3)	To communicate with the Trustee and other responsible persons with respect to the crediting of Plan contributions, the disbursement of Plan distributions and other relevant matters;

		(4)	To maintain all necessary records which may be required for tax and other administration purposes;

		(5)	To furnish and to file all appropriate notices, reports and other information to Participants, Beneficiaries, the Employer, the Trustee and government agencies (as necessary);

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		(6)	To answer questions Participants and Beneficiaries may have relating to the Plan and their benefits;

		(7)	To review and decide on claims for benefits under the Plan;

		(8)	To retain the services of other persons, including Investment Managers, attorneys, consultants, advisers and others, to assist in the administration of the plan;

		(9)	To correct any defect or error in the administration of the Plan;

		(10)	To establish a “funding policy and method” for the Plan for purposes of ensuring the Plan is satisfying its financial objectives and is able to meet its liquidity needs; and

(11)

To suspend contributions, including Section 401(k) Deferrals and/or Employee After-Tax Contributions, on behalf of any or all Highly Compensated Employees, if the Plan Administrator reasonably believes that such contributions will cause the Plan to discriminate in favor of Highly Compensated Employees. See Sections 17.2(e) and 17.3(e).

11.3

Employer Responsibilities. The Employer will provide in a timely manner all appropriate information necessary for the Plan Administrator to perform its duties. This information includes, but is not limited to, Participant compensation data, Employee employment, service and termination information, and other information the Plan Administrator may require. The Plan Administrator may rely on the accuracy of any information and data provided by the Employer.

The Employer will provide to the Trustee written notification of the appointment of any person or persons as Plan Administrator, Investment Manager, or other Plan fiduciary, and the names, titles and authorities of any individuals who are authorized to act on behalf of such persons. The Trustee shall be entitled to rely upon such information until it receives written notice of a change in such appointments or authorizations.

11.4

Plan Administration Expenses. All reasonable expenses related to plan administration will be paid from Plan assets, except to the extent the expenses are paid (or reimbursed) by the Employer. For this purpose, Plan expenses include all reasonable costs, charges and expenses incurred by the Trustee in connection with the administration of the Trust (including such reasonable compensation to the Trustee as may be agreed upon from time to time between the Employer or Plan Administrator and the Trustee and any fees for legal services rendered to the Trustee). All reasonable additional administrative expenses incurred to effect investment elections made by Participants and Beneficiaries under Section 13.5(c) shall be paid from the Trust and, as elected by the Plan Administrator, shall either be charged (in accordance with such reasonable nondiscriminatory rules as the Plan Administrator deems appropriate under the circumstances) to the Account of the individual making such election or treated as a general expense of the Trust. All transaction-related expenses incurred to effect a specific investment for an individually-directed Account (such as brokerage commissions and other transfer expenses) shall, as elected by the Plan Administrator, either be paid from or otherwise charged directly to the Account of the individual providing such direction or treated as a general Trust expense. In addition, unless specifically prohibited under statute, regulation or other guidance of general applicability, the Plan Administrator may charge to the Account of an individual Participant a reasonable charge to offset the cost of making a distribution to the Participant, Beneficiary, or Alternate Payee. If liquid assets of the Trust are insufficient to cover the fees of the Trustee or the Plan Administrator, then Trust assets shall be liquidated to the extent necessary for such fees. In the event any part of the Trust becomes subject to tax, all taxes incurred will be paid from the Trust.

11.5	Qualified Domestic Relations Orders (QDROs).

(a)

In general. The Plan Administrator must develop written procedures for determining whether a domestic relations order is a QDRO and for administering distributions under a QDRO. For this purpose, the Plan Administrator may use the default QDRO procedures set forth in subsection (h) below or may develop separate QDRO procedures.

(b)

Qualified Domestic Relations Order (QDRO). A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee’s right to receive, or assigns to an Alternate Payee the right to receive, all or a portion of the benefits payable with respect to a Participant under the Plan. (See Code §414(p).) The QDRO must contain certain information and meet other requirements described in this Section 11.5.

(c)

Recognition as a QDRO. To be recognized as a QDRO, an order must be a “domestic relations order” that relates to the provision of child support, alimony payments, or marital property rights for the benefit of an Alternate Payee. The Plan Administrator is not required to determine whether the court or agency issuing the domestic relations order had jurisdiction to issue an order, whether state law is correctly applied in the order, whether service was properly made on the parties, or whether an individual identified in an order as an Alternate Payee is a proper Alternate Payee under state law.

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(1)

Domestic relations order. A domestic relations order is a judgment, decree, or order (including the approval of a property settlement) that is made pursuant to state domestic relations law (including community property law).

	(2)	Alternate Payee. An Alternate Payee must be a spouse, former spouse, child, or other dependent of a Participant.

(d)	Contents of QDRO. A QDRO must contain the following information:

	(1)	the name and last known mailing address of the Participant and each Alternate Payee;

	(2)	the name of each plan to which the order applies;

	(3)	the dollar amount or percentage (or the method of determining the amount or percentage) of the benefit to be paid to the Alternate Payee; and

	(4)	the number of payments or time period to which the order applies.

(e)	Impermissible QDRO provisions.

	(1)	The order must not require the Plan to provide an Alternate Payee or Participant with any type or form of benefit, or any option, not otherwise provided under the Plan;

	(2)	The order must not require the Plan to provide for increased benefits (determined on the basis of actuarial value);

	(3)	The order must not require the Plan to pay benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order previously determined to be a QDRO; and

	(4)	The order must not require the Plan to pay benefits to an Alternate Payee in the form of a Qualified Joint and Survivor Annuity for the lives of the Alternate Payee and his or her subsequent spouse.

(f)

Immediate distribution to Alternate Payee. Even if a Participant is not eligible to receive an immediate distribution from the Plan, an Alternate Payee may receive a QDRO benefit immediately in a lump sum, provided such distribution is consistent with the QDRO provisions.

(g)

No fee for QDRO determination. The Plan Administrator shall not condition the making of a QDRO determination on the payment of a fee by a Participant or an Alternate Payee (either directly or as a charge against the Participant’s Account).

(h)

Default QDRO procedure. If the Plan Administrator chooses this default QDRO procedure or if the Plan Administrator does not establish a separate QDRO procedure, this Section 11.5(h) will apply as the procedure the Plan Administrator will use to determine whether a domestic relations order is a QDRO. This default QDRO procedure incorporates the requirements set forth under Sections 11.5(a) through (g).

(1)

Access to information. The Plan Administrator will provide access to Plan and Participant benefit information sufficient for a prospective Alternate Payee to prepare a QDRO. Such information might include the summary plan description, other relevant plan documents, and a statement of the Participant’s benefit entitlements. The disclosure of this information is conditioned on the prospective Alternate Payee providing to the Plan Administrator information sufficient to reasonably establish that the disclosure request is being made in connection with a domestic relations order.

(2)

Notifications to Participant and Alternate Payee. The Plan Administrator will promptly notify the affected Participant and each Alternate Payee named in the domestic relations order of the receipt of the order. The Plan Administrator will send the notification to the address included in the domestic relations order. Along with the notification, the Plan Administrator will provide a copy of the Plan’s procedures for determining whether a domestic relations order is a QDRO.

(3)

Alternate Payee representative. The prospective Alternate Payee may designate a representative to receive copies of notices and Plan information that are sent to the Alternate Payee with respect to the domestic relations order.

(4)

Evaluation of domestic relations order. Within a reasonable period of time, the Plan Administrator will evaluate the domestic relations order to determine whether it is a QDRO. A reasonable period will depend on the specific circumstances. The domestic relations order must

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contain the information described in Section 11.5(c). If the order is only deficient in a minor respect, the Plan Administrator may supplement information in the order from information within the Plan Administrator’s control or through communication with the prospective Alternate Payee.

(i)

Separate accounting. Upon receipt of a domestic relations order, the Plan Administrator will separately account for and preserve the amounts that would be payable to an Alternate Payee until a determination is made with respect to the status of the order. During the period in which the status of the order is being determined, the Plan Administrator will take whatever steps are necessary to ensure that amounts that would be payable to the Alternate Payee, if the order were a QDRO, are not distributed to the Participant or any other person. The separate accounting requirement may be satisfied, at the Plan Administrator’s discretion, by a segregation of the assets that are subject to separate accounting.

(ii)

Separate accounting until the end of “18 month period.” The Plan Administrator will continue to separately account for amounts that are payable under the QDRO until the end of an “18-month period.” The “18-month period” will begin on the first date following the Plan’s receipt of the order upon which a payment would be required to be made to an Alternate Payee under the order. If, within the “18-month period,” the Plan Administrator determines that the order is a QDRO, the Plan Administrator must pay the Alternate Payee in accordance with the terms of the QDRO. If, however, the Plan Administrator determines within the “18-month period” that the order is not a QDRO, or if the status of the order is not resolved by the end of the “18-month period,” the Plan Administrator may pay out the amounts otherwise payable under the order to the person or persons who would have been entitled to such amounts if there had been no order. If the order is later determined to be a QDRO, the order will apply only prospectively; that is, the Alternate Payee will be entitled only to amounts payable under the order after the subsequent determination.

(iii)

Preliminary review. The Plan Administrator will perform a preliminary review of the domestic relations order to determine if it is a QDRO. If this preliminary review indicates the order is deficient in some manner, the Plan Administrator will allow the parties to attempt to correct any deficiency before issuing a final decision on the domestic relations order. The ability to correct is limited to a reasonable period of time.

(iv)

Notification of determination. The Plan Administrator will notify in writing the Participant and each Alternate Payee of the Plan Administrator’s decision as to whether a domestic relations order is a QDRO. In the case of a determination that an order is not a QDRO, the written notice will contain the following information:

			(A)	references to the Plan provisions on which the Plan Administrator based its decision;

			(B)	an explanation of any time limits that apply to rights available to the parties under the Plan (such as the duration of any protective actions the Plan Administrator will take); and

			(C)	a description of any additional material, information, or modifications necessary for the order to be a QDRO and an explanation of why such material, information, or modifications are necessary.

(v)

Treatment of Alternate Payee. If an order is accepted as a QDRO, the Plan Administrator will act in accordance with the terms of the QDRO as if it were a part of the Plan. An Alternate Payee will be considered a Beneficiary under the Plan and be afforded the same rights as a Beneficiary. The Plan Administrator will provide any appropriate disclosure information relating to the Plan to the Alternate Payee.

11.6

Claims Procedure. Unless the Plan uses the default claims procedure under subsection (e) below, the Plan Administrator shall establish a procedure for benefit claims consistent with the requirements of ERISA Reg. §2560.503-1. The Plan Administrator is authorized to conduct an examination of the relevant facts to determine the merits of a Participant’s or Beneficiary’s claim for Plan benefits. The claims procedure must incorporate the following guidelines:

	(a)	Filing a claim. The claims procedure will set forth a reasonable means for a Participant or Beneficiary to file a claim for benefits under the Plan.

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(b)

Notification of Plan Administrator’s decision. The Plan Administrator must provide a claimant with written notification of the Plan Administrator’s decision relating to a claim within a reasonable period of time (not more than 90 days unless special circumstances require an extension to process the claim) after the claim was filed. If the claim is denied, the notification must set forth the reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information necessary for the claimant to perfect the claim, and the steps the claimant must take to submit the claim for review.

(c)

Review procedure. The claims procedure will provide a claimant a reasonable opportunity to have a full and fair review of a denied claim. Such procedure shall allow a review upon a written application, for the claimant to review pertinent documents, and to allow the claimant to submit written comments to the Plan Administrator. The procedure may establish a limited period (not less than 60 days after the claimant receives written notification of the denial of the claim) for the claimant to request a review of the claim denial.

(d)

Decision on review. If a claimant requests a review, the Plan Administrator must respond promptly to the request. Unless special circumstances exist (such as the need for a hearing), the Plan Administrator must respond in writing within 60 days of the date the claimant submitted the review application. The response must explain the Plan Administrator’s decision on review.

	(e)	Default claims procedure. If the Plan Administrator chooses this default claims procedure or if the Plan Administrator does not establish a separate claims procedure, the following will apply.

		(1)	A person may submit to the Plan Administrator a written claim for benefits under the Plan. The claim shall be submitted on a form provided by the Plan Administrator.

(2)

The Plan Administrator will evaluate the claim to determine if benefits are payable to the Participant or Beneficiary under the terms of the Plan. The Plan Administrator may solicit additional information from the claimant if necessary to evaluate the claim.

(3)

If the Plan Administrator determines the claim is valid, the Participant or Beneficiary will receive in writing from the Plan Administrator a statement describing the amount of benefit, the method or methods of payment, the timing of distributions and other information relevant to the payment of the benefit.

(4)

If the Plan Administrator denies all or any portion of the claim, the claimant will receive, within 90 days after receipt of the claim form, a written explanation setting forth the reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information necessary for the claimant to perfect the claim, and the steps the claimant must take to submit the claim for review.

(5)

The claimant has 60 days from the date the claimant received the denial of claim to appeal the adverse decision of the Plan Administrator. The claimant may review pertinent documents and submit written comments to the Plan Administrator. The Plan Administrator will submit all relevant documentation to the Employer. The Employer may hold a hearing or seek additional information from the claimant and the Plan Administrator.

(6)

Within 60 days (or such longer period due to the circumstances) of the request for review, the Employer will render a written decision on the claimant’s appeal. The Employer shall explain the decision, in terms that are understandable to the claimant and by specific references to the Plan document provisions.

11.7

Operational Rules for Short Plan Years. The following operational rules apply if the Plan has a Short Plan Year. A Short Plan Year is any Plan Year that is less than a 12-month period, either because of the amendment of the Plan Year, or because the Effective Date of a new Plan is less than 12 months prior to the end of the first Plan Year.

(a)

If the Plan is amended to create a Short Plan Year, and an Eligibility Computation Period or Vesting Computation Period is based on the Plan Year, the applicable computation period begins on the first day of the Short Plan Year, but such period ends on the day which is 12 months from the first day of such Short Plan Year. Thus, the computation period that begins on the first day of the Short Plan Year overlaps with the computation period that starts on the first day of the next Plan Year. This rule applies only to an Employee who has at least one Hour of Service during the Short Plan Year.

If a Plan has an initial Short Plan Year, the rule in the above paragraph applies only for purposes of determining an Employee’s Vesting Computation Period and only if the Employer elects under Part 6, #20.a. of the Agreement [Part 6, #38.a. of the 401(k) Agreement] to exclude service earned prior to the adoption of the Plan. For eligibility and vesting (where service prior to the adoption of the Plan is not ignored), if the Eligibility Computation Period or Vesting Computation Period is based on the Plan Year, the applicable

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computation period will be determined on the basis of the Plan’s normal Plan Year, without regard to the initial short Plan Year.

(b)

If Employer Contributions are allocated for a Short Plan Year, any allocation condition under Part 4 of the Agreement that requires an Eligible Participant to complete a specified number of Hours of Service to receive an allocation of such Employer Contributions will not be prorated as a result of such Short Plan Year unless otherwise specified in Part 4 of the Agreement.

(c)

If the Permitted Disparity Method is used to allocate any Employer Contributions made for a Short Plan Year, the Integration Level will be prorated to reflect the number of months (or partial months) included in the Short Plan Year.

(d)

The Compensation Dollar Limitation, as defined in Section 22.32, will be prorated to reflect the number of months (or partial months) included in the Short Plan Year unless the compensation used for such Short Plan Year is a period of 12 months.

In all other respects, the Plan shall be operated for the Short Plan Year in the same manner as for a 12-month Plan Year, unless the context requires otherwise. If the terms of the Plan are ambiguous with respect to the operation of the Plan for a Short Plan Year, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

11.8

Operational Rules for Related Employer Groups. If an Employer has one or more Related Employers, the Employer and such Related Employer(s) constitute a Related Employer group. In such case, the following rules apply to the operation of the Plan.

(a)

If the term “Employer” is used in the context of administrative functions necessary to the operation, establishment, maintenance, or termination of the Plan, only the Employer executing the Signature Page of the Agreement, and any Co-Sponsor of the Plan, is treated as the Employer.

	(b)	Hours of Service are determined by treating all members of the Related Employer group as the Employer.

	(c)	The term Excluded Employee is determined by treating all members of the Related Employer group as the Employer, except as specifically provided in the Plan.

	(d)	Compensation is determined by treating all members of the Related Employer group as the Employer, except as specifically provided in the Plan.

	(e)	An Employee is not treated as separated from service or terminated from employment if the Employee is employed by any member of the Related Employer group.

	(f)	The Annual Additions Limitation described in Article 7 and the Top-Heavy Plan rules described in Article 16 are applied by treating all members of the Related Employer group as the Employer.

In all other contexts, the term “Employer” generally means a reference to all members of the Related Employer group, unless the context requires otherwise. If the terms of the Plan are ambiguous with respect to the treatment of the Related Employer group as the Employer, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

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73

ARTICLE 12
TRUST PROVISIONS

This Article sets forth the creation of the Plan’s Trust (or, in the case of an amendment of the Plan, the amended terms of the Trust) and the duties and responsibilities of the Trustee under the Plan. By executing the Trustee Declaration under the Agreement, the Trustee agrees to be bound by the duties, responsibilities and liabilities imposed on the Trustee under the Plan and to act in accordance with the terms of this Plan. The Employer may act as Trustee under the Plan by executing the Trustee Declaration.

12.1

Creation of Trust. By adopting this Plan, the Employer creates a Trust to hold the assets of the Plan (or, in the event that this Plan document represents an amendment of the Plan, the Employer hereby amends the terms of the Trust maintained in connection with the Plan). The Trustee is the owner of the Plan assets held by the Trust. The Trustee is to hold the Plan assets for the exclusive benefit of Plan Participants and Beneficiaries. Plan Participants and Beneficiaries do not have ownership interests in the assets held by the Trust.

12.2	Trustee. The Trustee identified in the Trustee Declaration under the Agreement shall act either as a Discretionary Trustee or as a Directed Trustee, as identified under the Agreement.

(a)

Discretionary Trustee. A Trustee is a Discretionary Trustee to the extent the Trustee has exclusive authority and discretion with respect to the investment, management or control of Plan assets. Notwithstanding a Trustee’s designation as a Discretionary Trustee, a Trustee’s discretion is limited, and the Trustee shall be considered a Directed Trustee, to the extent the Trustee is subject to the direction of the Plan Administrator, the Employer, a properly appointed Investment Manager, or a Named Fiduciary under an agreement between the Plan Administrator and the Trustee. A Trustee also is considered a Directed Trustee to the extent the Trustee is subject to investment direction of Plan Participants. (See Section 13.5(c) for a discussion of the Trustee’s responsibilities with regard to Participant-directed investments.)

(b)

Directed Trustee. A Trustee is a Directed Trustee with respect to the investment of Plan assets to the extent the Trustee is subject to the direction of the Plan Administrator, the Employer, a properly appointed Investment Manager, a Named Fiduciary, or Plan Participant. To the extent the Trustee is a Directed Trustee, the Trustee does not have any discretionary authority with respect to the investment of Plan assets. In addition, the Trustee is not responsible for the propriety of any directed investment made pursuant to this Section and shall not be required to consult or advise the Employer regarding the investment quality of any directed investment held under the Plan.

The Trustee shall be advised in writing regarding the retention of investment powers by the Employer or the appointment of an Investment Manager or other Named Fiduciary with power to direct the investment of Plan assets. Any such delegation of investment powers will remain in force until such delegation is revoked or amended in writing. The Employer is deemed to have retained investment powers under this subsection to the extent the Employer directs the investment of Participant Accounts for which affirmative investment direction has not been received pursuant to Section 13.5(c).

The Employer is a Named Fiduciary for investment purposes if the Employer directs investments pursuant to this subsection. Any investment direction shall be made in writing by the Employer, Investment Manager, or Named Fiduciary, as applicable. A Directed Trustee must act solely in accordance with the direction of the Plan Administrator, the Employer, any employees or agents of the Employer, a properly appointed Investment Manager or other fiduciary of the Plan, a Named Fiduciary, or Plan Participants. (See Section13.5(c) for a discussion of the Trustee’s responsibilities with regard to Participant directed investments.)

The Employer may direct the Trustee to invest in any media in which the Trustee may invest, as described in Section 12.4. However, the Employer may not borrow from the Trust or pledge any of the assets of the Trust as security for a loan to itself; buy property or assets from or sell property or assets to the Trust; charge any fee for services rendered to the Trust; or receive any services from the Trust on a preferential basis.

12.3

Trustee’s Responsibilities Regarding Administration of Trust. This Section outlines the Trustee’s powers, rights and duties under the Plan with respect to the administration of the investments held in the Plan. The Trustee’s administrative duties are limited to those described in this Section 12.3; the Employer is responsible for any other administrative duties required under the Plan or by applicable law.

(a)

The Trustee will receive all contributions made under the terms of the Plan. The Trustee is not obligated in any manner to ensure that such contributions are correct in amount or that such contributions comply with the terms of the Plan, the Code or ERISA. In addition, the Trustee is under no obligation to request that the Employer make contributions to the Plan. The Trustee is not liable for the manner in which such amounts are deposited or the allocation between Participant’s Accounts, to the extent the Trustee follows the written direction of the Plan Administrator or Employer.

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(b)

The Trustee will make distributions from the Trust in accordance with the written directions of the Plan Administrator or other authorized representative. To the extent the Trustee follows such written direction, the Trustee is not obligated in any manner to ensure a distribution complies with the terms of the Plan, that a Participant or Beneficiary is entitled to such a distribution, or that the amount distributed is proper under the terms of the Plan. If there is a dispute as to a payment from the Trust, the Trustee may decline to make payment of such amounts until the proper payment of such amounts is determined by a court of competent jurisdiction, or the Trustee has been indemnified to its satisfaction.

(c)

The Trustee may employ agents, attorneys, accountants and other third parties to provide counsel on behalf of the Plan, where the Trustee deems advisable. The Trustee may reimburse such persons from the Trust for reasonable expenses and compensation incurred as a result of such employment. The Trustee shall not be liable for the actions of such persons, provided the Trustee acted prudently in the employment and retention of such persons. In addition, the Trustee will not be liable for any actions taken as a result of good faith reliance on the advice of such persons.

12.4

Trustee’s Responsibility Regarding Investment of Plan Assets. In addition to the powers, rights and duties enumerated under this Section, the Trustee has whatever powers are necessary to carry out its duties in a prudent manner. The Trustee’s powers, rights and duties may be supplemented or limited by a separate trust agreement, investment policy, funding agreement, or other binding document entered into between the Trustee and the Plan Administrator which designates the Trustee’s responsibilities with respect to the Plan. A separate trust agreement must be consistent with the terms of this Plan and must comply with all qualification requirements under the Code and regulations. To the extent the exercise of any power, right or duty is subject to discretion, such exercise by a Directed Trustee must be made at the direction of the Plan Administrator, the Employer, an Investment Manager, a Named Fiduciary, or Plan Participant.

	(a)	The Trustee shall be responsible for the safekeeping of the assets of the Trust in accordance with the provisions of this Plan.

(b)

The Trustee may invest, manage and control the Plan assets in a manner that is consistent with the Plan’s funding policy and investment objectives. The Trustee may invest in any investment, as authorized under Section 13.5, which the Trustee deems advisable and prudent, subject to the proper written direction of the Plan Administrator, the Employer, a properly appointed Investment Manager, a Named Fiduciary or a Plan Participant. The Trustee is not liable for the investment of Plan assets to the extent the Trustee is following the proper direction of the Plan Administrator, the Employer, a Participant, an Investment Manager, or other person or persons duly appointed by the Employer to provide investment direction. In addition, the Trustee does not guarantee the Trust in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Trust to meet and discharge any or all liabilities of the Plan.

(c)

The Trustee may retain such portion of the Plan assets in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon.

(d)

The Trustee may collect and receive any and all moneys and other property due the Plan and to settle, compromise, or submit to arbitration any claims, debts, or damages with respect to the Plan, and to commence or defend on behalf of the Plan any lawsuit, or other legal or administrative proceedings.

(e)

The Trustee may hold any securities or other property in the name of the Trustee or in the name of the Trustee’s nominee, and may hold any investments in bearer form, provided the books and records of the Trustee at all times show such investment to be part of the Trust.

(f)

The Trustee may exercise any of the powers of an individual owner with respect to stocks, bonds, securities or other property, including the right to vote upon such stocks, bonds or securities; to give general or special proxies or powers of attorney; to exercise or sell any conversion privileges, subscription rights, or other options; to participate in corporate reorganizations, mergers, consolidations, or other changes affecting corporate securities (including those in which it or its affiliates are interested as Trustee); and to make any incidental payments in connection with such stocks, bonds, securities or other property. Unless specifically agreed upon in writing between the Trustee and the Employer, the Trustee shall not have the power or responsibility to vote proxies with respect to any securities of the Employer or a Related Employer or with respect to any Plan assets that are subject to the investment direction of the Employer or for which the power to manage, acquire, or dispose of such Plan assets has been delegated by the Employer to one or more Investment Managers or Named Fiduciaries in accordance with ERISA §403. With respect to the voting of Employer securities, or in the event of any tender or other offer with respect to shares of Employer securities held in the Trust, the Trustee will follow the direction of the Employer or other responsible fiduciary or, to the extent voting and similar rights have been passed through to Participants, of each Participant with respect to shares allocated to his/her Account.

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(g)

The Trustee may borrow or raise money on behalf of the Plan in such amount, and upon such terms and conditions, as the Trustee deems advisable. The Trustee may issue a promissory note as Trustee to secure the repayment of such amounts and may pledge all, or any part, of the Trust as security.

(h)

The Trustee, upon the written direction of the Plan Administrator, is authorized to enter into a transfer agreement with the Trustee of another qualified retirement plan and to accept a transfer of assets from such retirement plan on behalf of any Employee of the Employer. The Trustee is also authorized, upon the written direction of the Plan Administrator, to transfer some or all of a Participant’s vested Account Balance to another qualified retirement plan on behalf of such Participant. A transfer agreement entered into by the Trustee does not affect the Plan’s status as a Prototype Plan.

(i)

The Trustee is authorized to execute, acknowledge and deliver all documents of transfer and conveyance, receipts, releases, and any other instruments that the Trustee deems necessary or appropriate to carry out its powers, rights and duties hereunder.

(j)

If the Employer maintains more than one Plan, the assets of such Plans may be commingled for investment purposes. The Trustee must separately account for the assets of each Plan. A commingling of assets, as described in this paragraph, does not cause the Trusts maintained with respect to the Employer’s Plans to be treated as a single Trust, except as provided in a separate document authorized in the first paragraph of this Section 12.4.

(k)

The Trustee is authorized to invest Plan assets in a common/collective trust fund, or in a group trust fund that satisfies the requirements of IRS Revenue Ruling 81-100. All of the terms and provisions of any such common/collective trust fund or group trust into which Plan assets are invested are incorporated by reference into the provisions of the Trust for this Plan.

(l)

If the Trustee is a bank or similar financial institution, the Trustee is authorized to invest in any type of deposit of the Trustee (including its own money market fund) at a reasonable rate of interest.

(m)

The Trustee must be bonded as required by applicable law. The bonding requirements shall not apply to a bank, insurance company, or similar financial institution that satisfies the requirements of §412(a)(2) of ERISA.

12.5

More than One Person as Trustee. If the Plan has more than one person acting as Trustee, the Trustees may allocate the Trustee responsibilities by mutual agreement and Trustee decisions will be made by a majority vote (unless otherwise agreed to by the Trustees) or as otherwise provided in a separate trust agreement or other binding document.

12.6

Annual Valuation. The Plan assets will be valued at least on an annual basis. The Employer may designate more frequent valuation dates under Part 12, #45.b.(2) of the Agreement [Part 12, #63.b.(2) of the 401(k) Agreement]. Notwithstanding any election under Part 12, #45.b.(2) of the Agreement [Part 12, #63.b.(2) of the 401(k) Agreement], the Trustee and Plan Administrator may agree to value the Trust on a more frequent basis, and/or to perform an interim valuation of the Trust pursuant to Section 13.2(a).

12.7

Reporting to Plan Administrator and Employer. Within ninety (90) days following the end of each Plan Year, and within ninety (90) days following its removal or resignation, the Trustee will file with the Employer an accounting of its administration of the Trust from the date of its last accounting. The accounting will include a statement of cash receipts, disbursements and other transactions effected by the Trustee since the date of its last accounting, and such further information as the Trustee and/or Employer deems appropriate. Upon receipt of such information, the Employer must promptly notify the Trustee of its approval or disapproval of the information. If the Employer does not provide a written disapproval within ninety (90) days following the receipt of the information, including a written description of the items in question, the Trustee is forever released and discharged from any liability with respect to all matters reflected in such information. The Trustee shall have sixty (60) days following its receipt of a written disapproval from the Employer to provide the Employer with a written explanation of the terms in question. If the Employer again disapproves of the accounting, the Trustee may file its accounting with a court of competent jurisdiction for audit and adjudication.

All assets contained in the Trust accounting will be shown at their fair market value as of the end of the Plan Year or as of the date of resignation or removal. The value of marketable investments shall be determined using the most recent price quoted on a national securities exchange or over-the-counter market. The value of non-marketable securities shall, except as provided otherwise herein, be determined in the sole judgment of the Trustee, which determination shall be binding and conclusive. The value of investments in securities or obligations of the Employer in which there is no market will be determined by an independent appraiser at least once annually and the Trustee shall have no responsibility with respect to the valuation of such assets.

12.8

Reasonable Compensation. The Trustee shall be paid reasonable compensation in an amount agreed upon by the Plan Administrator and Trustee. The Trustee also will be reimbursed for any reasonable expenses or fees incurred in its

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function as Trustee. An individual Trustee who is already receiving full-time pay as an Employee of the Employer may not receive any additional compensation for services as Trustee. The Plan will pay the reasonable compensation and expenses incurred by the Trustee, pursuant to Section 11.4, unless the Employer pays such compensation and expenses. Any compensation or expense paid directly by the Employer to the Trustee is not an Employer Contribution to the Plan.

12.9

Resignation and Removal of Trustee. The Trustee may resign at any time by delivering to the Employer a written notice of resignation at least thirty (30) days prior to the effective date of such resignation, unless the Employer consents in writing to a shorter notice period. The Employer may remove the Trustee at any time, with or without cause, by delivering written notice to the Trustee at least 30 days prior to the effective date of such removal. The Employer may remove the Trustee upon a shorter written notice period if the Employer reasonably determines such shorter period is necessary to protect Plan assets. Upon the resignation, removal, death or incapacity of a Trustee, the Employer may appoint a successor Trustee which, upon accepting such appointment, will have all the powers, rights and duties conferred upon the preceding Trustee. In the event there is a period of time following the effective date of a Trustee’s removal or resignation before a successor Trustee is appointed, the Employer is deemed to be the Trustee. During such period, the Trust continues to be in existence and legally enforceable, and the assets of the Plan shall continue to be protected by the provisions of the Trust.

12.10

Indemnification of Trustee. Except to the extent that it is judicially determined that the Trustee has acted with gross negligence or willful misconduct, the Employer shall indemnify the Trustee (whether or not the Trustee has resigned or been removed) against any liabilities, losses, damages, and expenses, including attorney, accountant, and other advisory fees, incurred as a result of:

(a)

any action of the Trustee taken in good faith in accordance with any information, instruction, direction, or opinion given to the Trustee by the Employer, the Plan Administrator, Investment Manager, Named Fiduciary or legal counsel of the Employer, or any person or entity appointed by any of them and authorized to give any information, instruction, direction, or opinion to the Trustee;

(b)

the failure of the Employer, the Plan Administrator, Investment Manager, Named Fiduciary or any person or entity appointed by any of them to make timely disclosure to the Trustee of information which any of them or any appointee knows or should know if it acted in a reasonably prudent manner; or

(c)

any breach of fiduciary duty by the Employer, the Plan Administrator, Investment Manager, Named Fiduciary or any person or entity appointed by any of them, other than such a breach which is caused by any failure of the Trustee to perform its duties under this Trust.

The duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this instrument or subsequently agreed upon by the parties. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustee shall rest solely with the Employer.

The Employer agrees that the Trustee shall have no liability with regard to the investment or management of illiquid Plan assets transferred from a prior Trustee, and shall have no responsibility for investments made before the transfer of Plan assets to it, or for the viability or prudence of any investment made by a prior Trustee, including those represented by assets now transferred to the custody of the Trustee, or for any dealings whatsoever with respect to Plan assets before the transfer of such assets to the Trustee. The Employer shall indemnify and hold the Trustee harmless for any and all claims, actions or causes of action for loss or damage, or any liability whatsoever relating to the assets of the Plan transferred to the Trustee by any prior Trustee of the Plan, including any liability arising out of or related to any act or event, including prohibited transactions, occurring prior to the date the Trustee accepts such assets, including all claims, actions, causes of action, loss, damage, or any liability whatsoever arising out of or related to that act or event, although that claim, action, cause of action, loss, damage, or liability may not be asserted, may not have accrued, or may not have been made known until after the date the Trustee accepts the Plan assets. Such indemnification shall extend to all applicable periods, including periods for which the Plan is retroactively restated to comply with any tax law or regulation.

12.11

Appointment of Custodian. The Plan Administrator may appoint a Custodian to hold all or any portion of the Plan assets. A Custodian has the same powers, rights and duties as a Directed Trustee. The Custodian will be protected from any liability with respect to actions taken pursuant to the direction of the Trustee, Plan Administrator, the Employer, an Investment Manager, a Named Fiduciary or other third party with authority to provide direction to the Custodian.

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

ARTICLE 13
PLAN ACCOUNTING AND INVESTMENTS

This Article contains the procedures for valuing Participant Accounts and allocating net income and loss to such Accounts. Part 12 of the Agreement permits the Employer to document its administrative procedures with respect to the valuation of Participant Accounts. Alternatively, the Plan Administrator may adopt separate investment procedures regarding the valuation and investment of Participant Accounts.

13.1

Participant Accounts. The Plan Administrator will establish and maintain a separate Account for each Participant to reflect the Participant’s entire interest under the Plan. To the extent applicable, the Plan Administrator may establish and maintain for a Participant any (or all) of the following separate sub-Accounts: Employer Contribution Account, Section 401(k) Deferral Account, Employer Matching Contribution Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, Rollover Contribution Account, and Transfer Account. The Plan Administrator also may establish and maintain other sub-Accounts as it deems appropriate.

13.2

Value of Participant Accounts. The value of a Participant’s Account consists of the fair market value of the Participant’s share of the Trust assets. A Participant’s share of the Trust assets is determined as of each Valuation Date under the Plan.

(a)

Periodic valuation. The Trustee must value Plan assets at least annually. The Employer may elect under Part 12, #45.b.(2) of the Agreement [Part 12, #63.b.(2) of the 401(k) Agreement] or may elect operationally to value assets more frequently than annually. The Plan Administrator may request the Trustee to perform interim valuations, provided such valuations do not result in discrimination in favor of Highly Compensated Employees.

(b)

Daily valuation. If the Employer elects daily valuation under Part 12, #44 of the Agreement [Part 12, #62 of the 401(k) Agreement] or, if in operation, the Employer elects to have the Plan daily valued, the Plan Administrator may adopt reasonable procedures for performing such valuations. Unless otherwise set forth in the written procedures, a daily valued Plan will have its assets valued at the end of each business day during which the New York Stock Exchange is open. The Plan Administrator has authority to interpret the provisions of this Plan in the context of a daily valuation procedure. This includes, but is not limited to, the determination of the value of the Participant’s Account for purposes of Participant loans, distribution and consent rights, and corrective distributions under Article 17.

13.3	Adjustments to Participant Accounts. As of each Valuation Date under the Plan, each Participant’s Account is adjusted in the following manner.

	(a)	Distributions and forfeitures from a Participant’s Account. A Participant’s Account will be reduced by any distributions and forfeitures from the Account since the previous Valuation Date.

(b)

Life insurance premiums and dividends. A Participant’s Account will be reduced by the amount of any life insurance premium payments made for the benefit of the Participant since the previous Valuation Date. The Account will be credited with any dividends or credits paid on any life insurance policy held by the Trust for the benefit of the Participant.

(c)

Contributions and forfeitures allocated to a Participant’s Account. A Participant’s Account will be credited with any contribution or forfeiture allocated to the Participant since the previous Valuation Date.

	(d)	Net income or loss. A Participant’s Account will be adjusted for any net income or loss in accordance with the provisions under Section 13.4.

13.4

Procedures for Determining Net Income or Loss. The Plan Administrator may establish any reasonable procedures for determining net income or loss under Section 13.3(d). Such procedures may be reflected in a funding agreement governing the applicable investments under the Plan.

(a)

Net income or loss attributable to General Trust Account. To the extent a Participant’s Account is invested as part of a General Trust Account, such Account is adjusted for its allocable share of net income or loss experienced by the General Trust Account using the Balance Forward Method. Under the Balance Forward Method, the net income or loss of the General Trust Account is allocated to the Participant Accounts that are invested in the General Trust Account, in the ratio that each Participant’s Account bears to all Accounts, based on the value of each Participant’s Account as of the prior Valuation Date, reduced for the adjustments described in Section 13.3(a) and 13.3(b) above.

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(1)

Inclusion of certain contributions. In applying the Balance Forward Method for allocating net income or loss, the Employer may elect under Part 12, #45.b.(3) of the Agreement [Part 12, #63.b.(3) of the 401(k) Agreement] or under separate administrative procedures to adjust each Participant’s Account Balance (as of the prior Valuation Date) for the following contributions made since the prior Valuation Date (the “valuation period”) which were not reflected in the Participant’s Account on such prior Valuation Date: (1) Section 401(k) Deferrals and Employee After-Tax Contributions that are contributed during the valuation period pursuant to the Participant’s contribution election, (2) Employer Contributions (including Employer Matching Contributions) that are contributed during the valuation period and allocated to a Participant’s Account during the valuation period, and (3) Rollover Contributions.

(2)

Methods of valuing contributions made during valuation period. In determining Participants’ Account Balances as of the prior Valuation Date, the Employer may elect to apply a weighted average method that credits each Participant’s Account with a portion of the contributions based on the portion of the valuation period for which such contributions were invested, or an adjusted percentage method, that increases each Participant’s Account by a specified percentage of such contributions. The Employer may designate under Part 12, #45.b.(3)(c) of the Agreement [Part 12, #63.b.(3)(c) of the 401(k) Agreement] to apply the special allocation rules to only particular types of contributions or may designate any other reasonable method for allocating net income and loss under the Plan.

(i)

Weighted average method. The Employer may elect under Part 12, #45.b.(3)(a) of the Agreement [Part 12, #63.b.(3)(a) of the 401(k) Agreement] or under separate administrative procedures to apply a weighted average method in determining net income or loss. Under the weighted average method, a Participant’s Account Balance as of the prior Valuation Date is adjusted to take into account a portion of the contributions made during the valuation period so that the Participant may receive an allocation of net income or loss for the portion of the valuation period during which such contributions were invested under the Plan. The amount of the adjustment to a Participant’s Account Balance is determined by multiplying the contributions made to the Participant’s Account during the valuation period by a fraction, the numerator of which is the number of months during the valuation period that such contributions were invested under the Plan and the denominator is the total number of months in the valuation period. The Plan’s investment procedures may designate the specific type(s) of contributions eligible for a weighted allocation of net income or loss and may designate alternative methods for determining the weighted allocation, including the use of a uniform weighting period other than months.

(ii)

Adjusted percentage method. The Employer may elect under Part 12, #45.b.(3)(b) of the Agreement [Part 12, #63.b.(3)(b) of the 401(k) Agreement] or under separate investment procedures to apply an adjusted percentage method of allocating net income or loss. Under the adjusted percentage method, a Participant’s Account Balance as of the prior Valuation Date is increased by a percentage of the contributions made to the Participant’s Account during the valuation period. The Plan’s investment procedures may designate the specific type(s) of contributions eligible for an adjusted percentage allocation and may designate alternative procedures for determining the amount of the adjusted percentage allocation.

(b)

Net income or loss attributable to a Directed Account. If the Participant (or Beneficiary) is entitled to direct the investment of all or part of his/her Account (see Section 13.5(c)), the Account (or the portion of the Account which is subject to such direction) will be maintained as a Directed Account, which reflects the value of the directed investments as of any Valuation Date. The assets held in a Directed Account may be (but are not required to be) segregated from the other investments held in the Trust. Net income or loss attributable to the investments made by a Directed Account is allocated to such Account in a manner that reasonably reflects the investment experience of such Directed Account. Where a Directed Account reflects segregated investments, the manner of allocating net income or loss shall not result in a Participant (or Beneficiary) being entitled to distribution from the Directed Account that exceeds the value of such Account as of the date of distribution.

(c)

Share or unit accounting. The Plan’s investment procedures may provide for share or unit accounting to reflect the value of Accounts, if such method is appropriate for the investments allocable to such Accounts.

(d)	Suspense accounts. The Plan’s investment procedures also may provide for special valuation procedures for suspense accounts that are properly established under the Plan.

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13.5	Investments under the Plan.

(a)

Investment options. The Trustee or other person(s) responsible for the investment of Plan assets is authorized to invest Plan assets in any prudent investment consistent with the funding policy of the Plan and the requirements of ERISA. Investment options include, but are not limited to, the following: common and preferred stock or other equity securities (including stock bought and sold on margin); Qualifying Employer Securities and Qualifying Employer Real Property (to the extent permitted under subsection (b) below), corporate bonds; open-end or closed-end mutual funds (including funds for which the Prototype Sponsor, Trustee, or their affiliates serve as investment advisor or in any other capacity); money market accounts; certificates of deposit; debentures; commercial paper; put and call options; limited partnerships; mortgages; U.S. Government obligations, including U.S. Treasury notes and bonds; real and personal property having a ready market; life insurance or annuity policies; commodities; savings accounts; notes; and securities issued by the Trustee and/or its affiliates, as permitted by law. Plan assets may also be invested in a common/collective trust fund, or in a group trust fund that satisfies the requirements of IRS Revenue Ruling 81-100. All of the terms and provisions of any such common/collective trust fund or group trust into which Plan assets are invested are incorporated by reference into the provisions of the Trust for this Plan. No portion of any voluntary, tax deductible Employee contributions being held under the Plan (or any earnings thereon) may be invested in life insurance contracts or, as with any Participant-directed investment, in tangible personal property characterized by the IRS as a collectible.

(b)

Limitations on the investment in Qualifying Employer Securities and Qualifying Employer Real Property. The Trustee may invest in Qualifying Employer Securities and Qualifying Employer Real Property up to certain limits. Any such investment shall only be made upon written direction of the Employer who shall be solely responsible for the propriety of such investment. Additional directives regarding the purchase, sale, retention or valuing of such securities may be addressed in a funding policy, statement of investment policy, or other separate procedures or documents governing the investment of Plan assets. In any conflicts between the Plan document and a separate investment trust agreement, the Plan document shall prevail.

(1)

Money purchase plan. In the case of a money purchase plan, no more than 10% of the fair market value of Plan assets may be invested in Qualifying Employer Securities and Qualifying Employer Real Property.

(2)

Profit sharing plan other than a 401(k) plan. In the case of a profit sharing plan other than a 401(k) plan, no limit applies to the percentage of Plan assets invested in Qualifying Employer Securities and Qualifying Employer Real Property, except as provided in a funding policy, statement of investment policy, or other separate procedures or documents governing the investment of Plan assets.

(3)

401(k) plan. For Plan Years beginning after December 31, 1998, with respect to the portion of the Plan consisting of amounts attributable to Section 401(k) Deferrals, no more than 10% of the fair market value of Plan assets attributable to Section 401(k) Deferrals may be invested in Qualifying Employer Securities and Qualifying Employer Real Property if the Employer, the Trustee, or a person other than the Participant requires any portion of the Section 401(k) Deferrals and attributable earnings to be invested in Qualifying Employer Securities or Qualifying Employer Real Property.

			(i)	Exceptions to Limitation. The limitation in this subsection (3) shall not apply if any one of the conditions in subsections (A), (B) or (C) applies.

				(A)	Investment of Section 401(k) Deferrals in Qualifying Employer Securities or Qualifying Real Property is solely at the discretion of the Participant.

(B)

As of the last day of the preceding Plan Year, the fair market value of assets of all profit sharing plans and 401(k) plans of the Employer was not more than 10% of the fair market value of all assets under plans maintained by the Employer.

(C)

The portion of a Participant’s Section 401(k) Deferrals required to be invested in Qualifying Employer Securities and Qualifying Employer Real Property for the Plan Year does not exceed 1% of such Participant’s Included Compensation.

(ii)

Plan Years Beginning Prior to January 1, 1999. For Plan Years beginning before January 1, 1999, the limitations in this subsection (3) do not apply and a 401(k) plan is treated like any other profit sharing plan.

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(iii)

No application to other contributions. The limitation in this subsection (3) has no application to Employer Matching Contributions or Employer Nonelective Contributions. Instead, the rules under subsection (2) above apply for such contributions.

(c)

Participant direction of investments. If the Plan (by election in Part 12, #43 of the Agreement [Part 12, #61 of the 401(k) Agreement] or by the Plan Administrator’s administrative election) permits Participant direction of investments, the Plan Administrator must adopt investment procedures for such direction. The investment procedures should set forth the permissible investment options available for Participant direction, the timing and frequency of investment changes, and any other procedures or limitations applicable to Participant direction of investment. In no case may Participants direct that investments be made in collectibles, other than U.S. Government or State issued gold and silver coins. The investment procedures adopted by the Plan Administrator are incorporated by reference into the Plan. If Participant investment direction is limited to specific investment options (such as designated mutual funds or common or collective trust funds), it shall be the sole and exclusive responsibility of the Employer or Plan Administrator to select the investment options, and the Trustee shall not be responsible for selecting or monitoring such investment options, unless the Trustee has otherwise agreed in writing.

The Employer may elect under Part 12, #43.b.(1) of the Agreement [Part 12, #61.b.(1) of the 401(k) Agreement] or under the separate investment procedures to limit Participant direction of investment to specific types of contributions. The investment procedures adopted by the Plan Administrator may (but need not) allow Beneficiaries under the Plan to direct investments. (See Section 13.4(b) for rules regarding allocation of net income or loss to a Directed Account.)

If Participant direction of investments is permitted, the Employer will designate how accounts will be invested in the absence of proper affirmative direction from the Participant. Except as otherwise provided in this Plan, neither the Trustee, the Employer, nor any other fiduciary of the Plan will be liable to the Participant or Beneficiary for any loss resulting from action taken at the direction of the Participant.

(1)

Trustee to follow Participant direction. To the extent the Plan allows Participant direction of investment, the Trustee is authorized to follow the Participant’s written direction (or other form of direction deemed acceptable by the Trustee). A Directed Account will be established for the portion of the Participant’s Account that is subject to Participant direction of investment. The Trustee may decline to follow a Participant’s investment direction to the extent such direction would: (i) result in a prohibited transaction; (ii) cause the assets of the Plan to be maintained outside the jurisdiction of the U.S. courts; (iii) jeopardize the Plan’s tax qualification; (iv) be contrary to the Plan’s governing documents; (v) cause the assets to be invested in collectibles within the meaning of Code §408(m); (vi) generate unrelated business taxable income; or (vii) result (or could result) in a loss exceeding the value of the Participant’s Account. The Trustee will not be responsible for any loss or expense resulting from a failure to follow a Participant’s direction in accordance with the requirements of this paragraph.

Participant directions will be processed as soon as administratively practicable following receipt of such directions by the Trustee. The Trustee, Plan Administrator, or Employer will not be liable for a delay in the processing of a Participant direction that is caused by a legitimate business reason (including, but not limited to, a failure of computer systems or programs, failure in the means of data transmission, the failure to timely receive values or prices, or other unforeseen problems outside of the control of the Trustee, Plan Administrator, or Employer).

(2)

ERISA §404(c) protection. If the Plan (by Employer election under Part 12, #43.b.(2) of the Agreement [Part 12, #61.b.(2) of the 401(k) Agreement] or pursuant to the Plan’s investment procedures) is intended to comply with ERISA §404(c), the Participant investment direction program adopted by the Plan Administrator should comply with applicable Department of Labor regulations. Compliance with ERISA §404(c) is not required for plan qualification purposes. The following information is provided solely as guidance to assist the Plan Administrator in meeting the requirements of ERISA §404(c). Failure to meet any of the following safe harbor requirements does not impose any liability on the Plan Administrator (or any other fiduciary under the Plan) for investment decisions made by Participants, nor does it mean that the Plan does not comply with ERISA §404(c). Nothing in this Plan shall impose any greater duties upon the Trustee with respect to the implementation of ERISA §404(c) than those duties expressly provided for in procedures adopted by the Employer and agreed to by the Trustee.

(i)

Disclosure requirements. The Plan Administrator (or other Plan fiduciary who has agreed to perform this activity) shall provide, or shall cause a person designated to act on his behalf to provide, the following information to Participants:

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(A)

Mandatory disclosures. To satisfy the requirements of ERISA §404(c), the Participants must receive certain mandatory disclosures, including (I) an explanation that the Plan is intended to be an ERISA §404(c) plan; (II) a description of the investment options under the Plan; (III) the identity of any designated Investment Managers that may be selected by the Participant; (IV) any restrictions on investment selection or transfers among investment vehicles; (V) an explanation of the fees and expenses that may be charged in connection with the investment transactions; (VI) the materials relating to voting rights or other rights incidental to the holding of an investment; (VII) the most recent prospectus for an investment option which is subject to the Securities Act of 1933.

(B)

Disclosures upon request. In addition, a Participant must be able to receive upon request (I) the current value of the Participant’s interest in an investment option; (II) the value and investment performance of investment alternatives available under the Plan; (III) the annual operating expenses of a designated investment alternative; and (IV) copies of any prospectuses, or other material, relating to available investment options.

(ii)

Diversified investment options. The investment procedure must provide at least three diversified investment options that offer a broad range of investment opportunity. Each of the investment opportunities must have materially different risk and return characteristics. The procedure may allow investment under a segregated brokerage account.

(iii)

Frequency of investment instructions. The investment procedure must provide the Participant with the opportunity to give investment instructions as frequently as is appropriate to the volatility of the investment. For each investment option, the frequency can be no less than quarterly.

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ARTICLE 14
PARTICIPANT LOANS

This Article contains rules for providing loans to Participants under the Plan. This Article applies if: (1) the Employer elects under Part 12 of the Agreement to provide loans to Participants or (2) if Part 12 does not specify whether Participant loans are available, the Plan Administrator decides to implement a Participant loan program. Any Participant loans will be made pursuant to the default loan policy prescribed by this Article 14 unless the Plan Administrator adopts a separate written loan policy or modifies the default loan policy in this Article 14 by adopting modified loan provisions. If the Employer adopts a separate written loan policy or written modifications to the default loan program in this Article, the terms of such loan policy or written modifications will control over the terms of this Plan with respect to the administration of any Participant loans.

14.1	Default Loan Policy. Loans are available under this Article only if such loans:

	(a)	are available to Participants on a reasonably equivalent basis (see Section 14.3);

	(b)	are not available to Highly Compensated Employees in an amount greater than the amount that is available to other Participants;

	(c)	bear a reasonable rate of interest (as determined under Section 14.4) and are adequately secured (as determined under Section 14.5);

	(d)	provide for periodic repayment within a specified period of time (as determined under Section 14.6); and

	(e)	do not exceed, for any Participant, the amount designated under Section 14.7.

A separate written loan policy may not modify the requirements under subsections (a) through (e) above, except as permitted in the referenced Sections of this Article.

14.2

Administration of Loan Program. A Participant loan is available under this Article only if the Participant makes a request for such a loan in accordance with the provisions of this Article or in accordance with a separate written loan policy. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Balance used for security on the loan. Except as provided in a separate loan policy or in a written modification to the default loan policy in this Article, any reference under this Article 14 to a Participant means a Participant or Beneficiary who is a party in interest (as defined in ERISA §3(14)).

In the case of a restated Plan, if any provision of this Article 14 is more restrictive than the terms of the Plan (or a separate written loan policy) in effect prior to the adoption of this Prototype Plan, such provision shall apply only to loans finalized after the adoption of this Prototype Plan, even if the restated Effective Date indicated in the Agreement predates the adoption of the Plan.

14.3

Availability of Participant Loans. Participant loans must be made available to Participants in a reasonably equivalent manner. The Plan Administrator may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A separate written loan policy or written modification to this loan policy may prescribe different rules for determining creditworthiness and to what extent creditworthiness must be determined.

No Participant loan will be made to any Shareholder-Employee or Owner-Employee unless a prohibited transaction exemption for such loan is obtained from the Department of Labor or the prohibition against loans to such individuals is formally withdrawn by statute or by action of the Treasury or the Department of Labor. The prohibition against loans to Shareholder-Employees and Owner-Employees outlined in this paragraph may not be modified by a separate written loan policy.

14.4

Reasonable Interest Rate. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Plan Administrator will determine a reasonable rate of interest by reviewing the interest rates charged by a sample of third party lenders in the same geographical region as the Employer. The Plan Administrator must periodically review its interest rate assumptions to ensure the interest rate charged on Participant loans is reasonable. A separate written loan policy or written modifications to this loan policy may prescribe an alternative means of establishing a reasonable interest rate.

14.5

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such

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Participant does not exceed 50% of the Participant’s vested Account Balance, determined immediately after the origination of each loan, and if applicable, the spousal consent requirements described in Section 14.9 have been satisfied. The Plan Administrator (with the consent of the Trustee) may require a Participant to provide additional collateral to receive a Participant loan if the Plan Administrator determines such additional collateral is required to protect the interests of Plan Participants. A separate loan policy or written modifications to this loan policy may prescribe alternative rules for obtaining adequate security. However, the 50% rule in this paragraph may not be replaced with a greater percentage.

14.6

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan, unless the loan is for the purchase of the Participant’s principal residence, in which case the loan must be payable within a reasonable time commensurate with the repayment period permitted by commercial lenders for similar loans. Loan repayments must be made through payroll withholding, except to the extent the Plan Administrator determines payroll withholding is not practical given the level of a Participant’s wages, the frequency with which the Participant is paid, or other circumstances.

(a)

Unpaid leave of absence. A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be reamortized over the remaining period of such loan to make up for the missed payments. The reamortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

(b)

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave.

A separate loan policy or written modification to this loan policy may (1) modify the time period for repaying Participant loans, provided Participant loans are required to be repaid over a period that is not longer than the periods described in this Section; (2) specify the frequency of Participant loan repayments, provided the payments are required at least quarterly; (3) modify the requirement that loans be repaid through payroll withholding; or (4) modify or eliminate the leave of absence and/or military leave rules under this Section.

14.7	Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)

$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the Plan as of the date such loan is made) or

(b)

one-half (½) of the Participant’s vested Account Balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.

A Participant may not receive a Participant loan of less than $1,000 nor may a Participant have more than one Participant loan outstanding at any time. A Participant may renegotiate a loan without violating the one outstanding loan requirement to the extent such renegotiated loan is a new loan (i.e., the renegotiated loan separately satisfies the reasonable interest rate requirement under Section 14.4, the adequate security requirement under Section 14.5, and the periodic repayment requirement under Section 14.6). and the renegotiated loan does not exceed the limitations under (a) or (b) above, treating both the replaced loan and the renegotiated loan as outstanding at the same time. However, if the term of the renegotiated loan does not end later than the original term of the replaced loan, the replaced loan may be ignored in applying the limitations under (a) and (b) above.

In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the Plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as loan under this Section.

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A separate written loan policy or written modifications to this loan policy may (1) modify the limitations on the amount of a Participant loan; (2) modify or eliminate the minimum loan amount requirement; (3) permit a Participant to have more than one loan outstanding at a time; (4) prescribe limitations on the purposes for which loans may be required; or (5) prescribe rules for reamortization, consolidation, renegotiation, or refinancing of loans.

14.8

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. The Plan Administrator may adopt separate administrative procedures for determining which type or types of contributions (and the amount of each type of contribution) may be used to provide the Participant loan. If the Plan Administrator does not adopt procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. A Participant loan will not violate the requirements of this default loan policy merely because the Plan Administrator does not permit the Participant to designate the contributions or funds from which the Participant loan will be made. Each payment of principal and interest paid by a Participant on his/her Participant loan shall be credited proportionately to such Participant’s Account(s) and to the investment funds within such Account(s).

A separate loan policy or written modifications to this loan policy may modify the rules of this Section without limitation, including prescribing different rules for determining the source of a loan with respect to contribution types and investment funds.

14.9

Spousal Consent. If this Plan is subject to the Joint and Survivor Annuity requirements under Article 9, a Participant may not use his/her Account Balance as security for a Participant loan unless the Participant’s spouse, if any, consents to the use of such Account Balance as security for the loan. The spousal consent must be made within the 90-day period ending on the date the Participant’s Account Balance is to be used as security for the loan. Spousal consent is not required, however, if the value of the Participant’s total vested Account Balance (as determined under Section 8.3(e)) does not exceed $5,000 ($3,500 for loans made before the time the $5,000 rules becomes effective under Section 8.3). If the Plan is not subject to the Joint and Survivor Annuity requirements under Article 9, a spouse’s consent is not required to use a Participant’s Account Balance as security for a Participant loan, regardless of the value of the Participant’s Account Balance.

Any spousal consent required under this Section must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Any such consent to use the Participant’s Account Balance as security for a Participant loan is binding with respect to the consenting spouse and with respect to any subsequent spouse as it applies to such loan. A new spousal consent will be required if the Account Balance is subsequently used as security for a renegotiation, extension, renewal, or other revision of the loan. A new spousal consent also will be required only if any portion of the Participant’s Account Balance will be used as security for a subsequent Participant loan.

A separate loan policy or written modifications to this loan policy may not eliminate the spousal consent requirement where it would be required under this Section, but may impose spousal consent requirements that are not prescribed by this Section.

14.10

Procedures for Loan Default. A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the calendar quarter following the calendar quarter in which the missed payment was due.

If a Participant defaults on a Participant loan, the Plan may not offset the Participant’s Account Balance until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Balance which will be offset and such amount being offset is available as security on the loan, pursuant to Section 14.5. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default (determined without regard to the consent requirements under Articles 8 and 9, so long as spousal consent was properly obtained at the time of the loan, if required under Section 14.9). The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Balance following a defaulted loan, the following rules apply to the amount in default.

	(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

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(b)

A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

(c) The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

A separate loan policy or written modifications to this loan policy may modify the procedures for determining a loan default.

14.11	Termination of Employment.

(a)

Offset of outstanding loan. A Participant loan becomes due and payable in full immediately upon the Participant’s termination of employment. Upon a Participant’s termination, the Participant may repay the entire outstanding balance of the loan (including any accrued interest) within a reasonable period following termination of employment. If the Participant does not repay the entire outstanding loan balance, the Participant’s vested Account Balance will be reduced by the remaining outstanding balance of the loan (without regard to the consent requirements under Articles 8 and 9, so long as spousal consent was properly obtained at the time of the loan, if required under Section 14.9), to the extent such Account Balance is available as security on the loan, pursuant to Section 14.5, and the remaining vested Account Balance will be distributed in accordance with the distribution provisions under Article 8. If the outstanding loan balance of a deceased Participant is not repaid, the outstanding loan balance shall be treated as a distribution to the Participant and shall reduce the death benefit amount payable to the Beneficiary under Section 8.4.

(b)

Direct Rollover. Upon termination of employment, a Participant may request a Direct Rollover of the loan note (provided the distribution is an Eligible Rollover Distribution as defined in Section 8.8(a)) to another qualified plan which agrees to accept a Direct Rollover of the loan note. A Participant may not engage in a Direct Rollover of a loan to the extent the Participant has already received a deemed distribution with respect to such loan. (See the rules regarding deemed distributions upon a loan default under Section 14.10.)

(c)

Modified loan policy. A separate loan policy or written modifications to this loan policy may modify this Section 14.11, including, but not limited to: (1) a provision to permit loan repayments to continue beyond termination of employment; (2) to prohibit the Direct Rollover of a loan note; and (3) to provide for other events that may accelerate the Participant’s repayment obligation under the loan.

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ARTICLE 15
INVESTMENT IN LIFE INSURANCE

This Article provides special rules for Plans that permit investment in life insurance on the life of the Participant, the Participant’s spouse, or other family members. The Employer may elect in Part 12 of the Agreement to permit life insurance investments in the Plan, or life insurance investments may be permitted, prohibited, or restricted under the Plan through separate investment procedures or a separate funding policy. If the Plan prohibits investments in life insurance, this Article does not apply.

15.1

Investment in Life Insurance. A group or individual life insurance policy purchased by the Plan may be issued on the life of a Participant, a Participant’s spouse, a Participant’s child or children, a family member of the Participant, or any other individual with an insurable interest. If this Plan is a money purchase plan, a life insurance policy may only be issued on the life of the Participant. A life insurance policy includes any type of policy, including a second-to-die policy, provided that the holding of a particular type of policy is not prohibited under rules applicable to qualified plans.

Any premiums on life insurance held for the benefit of a Participant will be charged against such Participant’s vested Account Balance. Unless directed otherwise, the Plan Administrator will reduce each of the Participant’s Accounts under the Plan equally to pay premiums on life insurance held for such Participant’s benefit. Any premiums paid for life insurance policies must satisfy the incidental life insurance rules under Section 15.2.

15.2	Incidental Life Insurance Rules. Any life insurance purchased under the Plan must meet the following requirements:

(a)

Ordinary life insurance policies. The aggregate premiums paid for ordinary life insurance policies (i.e., policies with both nondecreasing death benefits and nonincreasing premiums) for the benefit of a Participant shall not at any time exceed 49% of the aggregate amount of Employer Contributions (including Section 401(k) Deferrals) and forfeitures that have been allocated to the Account of such Participant.

(b)

Life insurance policies other than ordinary life. The aggregate premiums paid for term, universal or other life insurance policies (other than ordinary life insurance policies) for the benefit of a Participant shall not at any time exceed 25% of the aggregate amount of Employer Contributions (including Section 401(k) Deferrals) and forfeitures that have been allocated to the Account of such Participant.

(c)

Combination of ordinary and other life insurance policies. The sum of one-half (1/2) of the aggregate premiums paid for ordinary life insurance policies plus all the aggregate premiums paid for any other life insurance policies for the benefit of a Participant shall not at any time exceed 25% of the aggregate amount of Employer Contributions (including Section 401(k) Deferrals) and forfeitures which have been allocated to the Account of such Participant.

(d)

Exception for certain profit sharing and 401(k) plans. If the Plan is a profit sharing plan or a 401(k) plan, the limitations in this Section do not apply to the extent life insurance premiums are paid only with Employer Contributions and forfeitures that have been accumulated in the Participant’s Account for at least two years or are paid with respect to a Participant who has been an Eligible Participant for at least five years. For purposes of applying this special limitation, Employer Contributions do not include any Section 401(k) Deferrals, QMACs, QNECs or Safe-Harbor Contributions under a 401(k) plan.

(e)

Exception for Employee After-Tax Contributions and Rollover Contributions. The Plan Administrator also may invest, with the Participant’s consent, any portion of the Participant’s Employee After-Tax Contribution Account or Rollover Contribution Account in a group or individual life insurance policy for the benefit of such Participant, without regard to the incidental life insurance rules under this Section.

15.3

Ownership of Life Insurance Policies. The Trustee is the owner of any life insurance policies purchased under the Plan in accordance with the provisions of this Article 15. Any life insurance policy purchased under the Plan must designate the Trustee as owner and beneficiary under the policy. The Trustee will pay all proceeds of any life insurance policies to the Beneficiary of the Participant for whom such policy is held in accordance with the distribution provisions under Article 8 and the Joint and Survivor Annuity requirements under Article 9. In no event shall the Trustee retain any part of the proceeds from any life insurance policies for the benefit of the Plan.

15.4

Evidence of Insurability. Prior to purchasing a life insurance policy, the Plan Administrator may require the individual whose life is being insured to provide evidence of insurability, such as a physical examination, as may be required by the Insurer.

15.5

Distribution of Insurance Policies. Life insurance policies under the Plan, which are held on behalf of a Participant, must be distributed to the Participant or converted to cash upon the later of the Participant’s Distribution Commencement Date (as defined in Section 22.56) or termination of employment. Any life insurance policies that are held on behalf of a terminated Participant must continue to satisfy the incidental life insurance rules under Section 15.2.

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If a life insurance policy is purchased on behalf of an individual other than the Participant, and such individual dies, the Participant may withdraw any or all life insurance proceeds from the Plan, to the extent such proceeds exceed the cash value of the life insurance policy determined immediately before the death of the insured individual.

15.6

Discontinuance of Insurance Policies. Investments in life insurance may be discontinued at any time, either at the direction of the Trustee or other fiduciary responsible for making investment decisions. If the Plan provides for Participant direction of investments, life insurance as an investment option may be eliminated at any time by the Plan Administrator. Where life insurance investment options are being discontinued, the Plan Administrator, in its sole discretion, may offer the sale of the insurance policies to the Participant, or to another person, provided that the prohibited transaction exemption requirements prescribed by the Department of Labor are satisfied.

15.7

Protection of Insurer. An Insurer that issues a life insurance policy under the terms of this Article, shall not be responsible for the validity of this Plan and shall be protected and held harmless for any actions taken or not taken by the Trustee or any actions taken in accordance with written directions from the Trustee or the Employer (or any duly authorized representatives of the Trustee or Employer). An Insurer shall have no obligation to determine the propriety of any premium payments or to guarantee the proper application of any payments made by the insurance company to the Trustee.

The Insurer is not and shall not be considered a party to this Agreement and is not a fiduciary with respect to the Plan solely as a result of the issuance of life insurance policies under this Article 15.

15.8

No Responsibility for Act of Insurer. Neither the Employer, the Plan Administrator nor the Trustee shall be responsible for the validity of the provisions under a life insurance policy issued under this Article 15 or for the failure or refusal by the Insurer to provide benefits under such policy. The Employer, the Plan Administrator and the Trustee are also not responsible for any action or failure to act by the Insurer or any other person which results in the delay of a payment under the life insurance policy or which renders the policy invalid or unenforceable in whole or in part.

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ARTICLE 16
TOP-HEAVY PLAN REQUIREMENTS

This Article contains the rules for determining whether the Plan is a Top-Heavy Plan and the consequences of having a Top-Heavy Plan. Part 6 of the Agreement provides for elections relating to the vesting schedule for a Top-Heavy Plan. Part 13 of the Agreement allows the Employer to elect to satisfy the Top-Heavy Plan allocation requirements under another plan.

16.1

In General. If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article 16 will supersede any conflicting provisions in the Plan or Agreement. However, this Article 16 will no longer apply if Code §416 is repealed.

16.2	Top-Heavy Plan Consequences.

(a)

Minimum allocation for Non-Key Employees. If the Plan is a Top-Heavy Plan for any Plan Year, except as otherwise provided in subsections (4) and (5) below, the Employer Contributions and forfeitures allocated for the Plan Year on behalf of any Eligible Participant who is a Non-Key Employee must not be less than a minimum percentage of the Participant’s Total Compensation (as defined in Section 16.3(i)). If any Non-Key Employee who is entitled to receive a top-heavy minimum contribution pursuant to this Section 16.2(a) fails to receive an appropriate allocation, the Employer will make an additional contribution on behalf of such Non-Key Employee to satisfy the requirements of this Section. The Employer may elect under Part 4 of the Agreement [Part 4C of the 401(k) Agreement] to make the top-heavy contribution to all Eligible Participants. If the Employer elects under the Agreement to provide the top-heavy minimum contribution to all Eligible Participants, the Employer also will make an additional contribution on behalf of any Key Employee who is an Eligible Participant and who did not receive an allocation equal to the top-heavy minimum contribution.

(1)

Determining the minimum percentage. The minimum percentage that must be allocated under subsection (a) above is the lesser of: (i) three (3) percent of Total Compensation for the Plan Year or (ii) the highest contribution rate for any Key Employee for the Plan Year. The highest contribution rate for a Key Employee is determined by taking into account the total Employer Contributions and forfeitures allocated to each Key Employee for the Plan Year, as a percentage of the Key Employee’s Total Compensation. A Key Employee’s contribution rate includes Section 401(k) Deferrals made by the Key Employee for the Plan Year (except as provided by regulation or statute). If this Plan is aggregated with a Defined Benefit Plan to satisfy the requirements of Code §401(a)(4) or Code §410(b), the minimum percentage is three (3) percent, without regard to the highest Key Employee contribution rate. See subsection (5) below if the Employer maintains more than one plan.

(2)

Determining whether the Non-Key Employee’s allocation satisfies the minimum percentage. To determine if a Non-Key Employee’s allocation of Employer Contributions and forfeitures is at least equal to the minimum percentage, the Employee’s Section 401(k) Deferrals for the Plan Year are disregarded. In addition, Matching Contributions allocated to the Employee’s Account for the Plan Year are disregarded, unless: (i) the Plan Administrator elects to take all or a portion of the Matching Contributions into account, or (ii) Matching Contributions are taken into account by statute or regulation. The rule in (i) does not apply unless the Matching Contributions so taken into account could satisfy the nondiscrimination testing requirements under Code §401(a)(4) if tested separately. Any Employer Matching Contributions used to satisfy the Top-Heavy Plan minimum allocation may not be used in the ACP Test (as defined in Section 17.3), except to the extent permitted under statute, regulation or other guidance of general applicability.

(3)

Certain allocation conditions inapplicable. The Top-Heavy Plan minimum allocation shall be made even though, under other Plan provisions, the Non-Key Employee would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of:

			(i)	the Participant’s failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan),

			(ii)	the Participant’s failure to make Employee After-Tax Contributions to the Plan, or

			(iii)	Total Compensation is less than a stated amount.

The minimum allocation also is determined without regard to any Social Security contribution or whether an Eligible Participant fails to make Section 401(k) Deferrals for a Plan Year in which the Plan includes a 401(k) feature.

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(4)

Participants not employed on the last day of the Plan Year. The minimum allocation requirement described in this subsection (a) does not apply to an Eligible Participant who was not employed by the Employer on the last day of the applicable Plan Year.

(5)

Participation in more than one Top-heavy Plan. The minimum allocation requirement described in this subsection (a) does not apply to an Eligible Participant who is covered under another plan maintained by the Employer if, pursuant to Part 13, #54 of the Agreement [Part 13, #72 of the 401(k) Agreement], the other Plan will satisfy the minimum allocation requirement.

(i)

More than one Defined Contribution Plans. If the Employer maintains more than one top-heavy Defined Contribution Plan (including Paired Plans), the Employer may designate in Part 13, #54.a. of the Agreement [Part 13, #72.a. of the 401(k) Agreement] which plan will provide the top-heavy minimum contribution to Non-Key Employees. Alternatively, under Part 13, #54.a.(3) of the Agreement [Part 13, #72.a.(3) of the 401(k) Agreement], the Employer may designate another means of complying with the top-heavy requirements. If Part 13, #54 of the Agreement [Part 13, #72 of the 401(k) Agreement] is not completed and the Employer maintains more than one Defined Contribution Plan, the Employer will be deemed to have selected this Plan under Part 13, #54.a. of the Agreement [Part 13, #72.a. of the 401(k) Agreement] as the Plan under which the top-heavy minimum contribution will be provided.

If an Employee is entitled to a top-heavy minimum contribution but has not satisfied the minimum age and/or service requirements under the Plan designated to provide the top-heavy minimum contribution, the Employee may receive a top-heavy minimum contribution under the designated Plan. Thus, for example, if the Employer maintains both a 401(k) plan and a non-401(k) plan, a Non-Key Employee who has not satisfied the minimum age and service conditions under Part 1, #5 of the non-401(k) plan Agreement is eligible for a top-heavy minimum allocation under the non-401(k) plan (if so provided under Part 13, #54.a. of the Agreement [Part 13, #72.a. of the 401(k) Agreement]) if such Employee has satisfied the eligibility conditions for making Section 401(k) Deferrals under the 401(k) plan. The provision of a top-heavy minimum contribution under this paragraph will not cause the Plan to fail the minimum coverage or nondiscrimination rules. The Employer may designate an alternative method of providing the top-heavy minimum contribution to such Employees under Part 13, #54.a.(3) of the Agreement [Part 13, #72.a.(3) of the 401(k) Agreement].

(ii)

Defined Contribution Plan and a Defined Benefit Plan. If the Employer maintains both a top-heavy Defined Contribution Plan (under this BPD) and a top-heavy Defined Benefit Plan, the Employer must designate the manner in which the plans will comply with the Top-Heavy Plan requirements. Under Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement], the Employer may elect to provide the top-heavy minimum benefit to Non-Key Employees who participate in both Plans (A) in the Defined Benefit Plan; (B) in the Defined Contribution Plan (but increasing the minimum allocation from 3% to 5%); or (C) under any other acceptable method of compliance. If a Non-Key Employee participates only under the Defined Benefit Plan, the top-heavy minimum benefit will be provided under the Defined Benefit Plan. If a Non-Key Employee participates only under the Defined Contribution Plan, the top-heavy minimum benefit will be provided under the Defined Contribution Plan (without regard to this subsection (ii)). If Part 13, #54.b. of the Agreement [Part 13, #72.b. of the 401(k) Agreement] is not completed and the Employer maintains a Defined Benefit Plan, the Employer will be deemed to have selected this Plan under Part 13, #54.b.(1) of the Agreement [Part 13, #72.b.(1) of the 401(k) Agreement] as the plan under which the top-heavy minimum contribution will be provided.

If the Employer maintains more than one Defined Contribution Plan in addition to a Defined Benefit Plan, the Employer may use Part 13, #54.b.(3) of the Agreement [Part 13, #72.b.(3) of the 401(k) Agreement] to designate which Defined Contribution Plan will provide the top-heavy minimum contribution.

If the Employer is using the Four-Step Permitted Disparity Method (as described in Section 2.2(b)(ii)) and elects under Part 13, #54.b.(1) of the Agreement [Part 13, #72.b.(1) of the 401(k) Agreement] to provide a 5% top-heavy minimum contribution, the 3% minimum allocation under Step One is increased to 5%. The 3% allocation under Step Two will also be increased to the lesser of (A) 5% or (B) the amount determined under Step Three (increased by 3 percentage points). If an additional allocation is to be

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made under Step Three, the Applicable Percentage under Section 2.2(b)(ii)(C) must be reduced by 2 percentage points (but not below zero).

(6)

No forfeiture for certain events. The minimum top-heavy allocation (to the extent required to be nonforfeitable under Code §416(b)) may not be forfeited under the suspension of benefit rules of Code §411(a)(3)(B) or the withdrawal of mandatory contribution rules of Code §411(a)(3)(D).

	(b)	Special Top-Heavy Vesting Rules.

(1)

Minimum vesting schedules. For any Plan Year in which this Plan is a Top-Heavy Plan, the Top-Heavy Plan vesting schedule elected in Part 6, #19 of the Agreement [Part 6, #37 of the 401(k) Agreement] will automatically apply to the Plan. The Top-Heavy Plan vesting schedule will apply to all benefits within the meaning of Code §411(a)(7) except those attributable to Employee After-Tax Contributions, including benefits accrued before the effective date of Code §416 and benefits accrued before the Plan became a Top-Heavy Plan. No decrease in a Participant’s nonforfeitable percentage may occur in the event the Plan’s status as a Top-Heavy Plan changes for any Plan Year. However, this subsection does not apply to the Account Balance of any Employee who does not have an Hour of Service after a Top-Heavy Plan vesting schedule becomes effective.

(2)

Shifting Top-Heavy Plan status. If the vesting schedule under the Plan shifts in or out of the Top-Heavy Plan vesting schedule for any Plan Year because of a change in Top-Heavy Plan status, such shift is an amendment to the vesting schedule and the election in Section 4.7 of the Plan applies.

16.3	Top-Heavy Definitions.

(a)

Determination Date: For any Plan Year subsequent to the first Plan Year, the Determination Date is the last day of the preceding Plan Year. For the first Plan Year of the Plan, the Determination Date is the last day of that first Plan Year.

	(b)	Determination Period: The Plan Year containing the Determination Date and the four (4) preceding Plan Years.

	(c)	Key Employee: Any Employee or former Employee (and the Beneficiaries of such Employee) is a Key Employee for a Plan Year if, at any time during the Determination Period, the individual was:

(1) an officer of the Employer with annual Total Compensation in excess of 50 percent of the dollar limitation under Code §415(b)(1)(A),

(2)

an owner (or considered an owner under Code §318) of one of the ten largest interests in the Employer with annual Total Compensation in excess of 100 percent of the dollar limitation under Code §415(c)(1)(A);

(3) a Five-Percent Owner (as defined in Section 22.88),

(4) a more than 1-percent owner of the Employer with an annual Total Compensation of more than $150,000.

The Key Employee determination will be made in accordance with Code §416(i)(1) and the regulations thereunder.

(d)

Permissive Aggregation Group: The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code §§401(a)(4) and 410.

(e)

Present Value: The present value based on the interest and mortality rates specified in the relevant Defined Benefit Plan. In the event that more than one Defined Benefit Plan is included in a Required Aggregation Group or Permissive Aggregation Group, a uniform set of actuarial assumptions must be applied to determine present value. The Employer may specify in Part 13, #54.b.(3) of the Agreement [Part 13, #72.b.(3) of the 401(k) Agreement] the actuarial assumptions that will apply if the Defined Benefit Plans do not specify a uniform set of actuarial assumptions to be used to determine if the plans are Top-Heavy.

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(f)	Required Aggregation Group:

	(1)	Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and

	(2)	any other qualified plan of the Employer that enables a plan described in (l) to meet the coverage or nondiscrimination requirements of Code §§410(b) or 401(a)(4).

(g)	Top-Heavy Plan: For any Plan Year, this Plan is a Top-Heavy Plan if any of the following conditions exist:

	(1)	The Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans, and the Top-Heavy Ratio for the Plan exceeds 60 percent.

	(2)	The Plan is part of a Required Aggregation Group of plans, but not part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds 60 percent.

	(3)	The Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

(h)	Top-Heavy Ratio:

(1)

Defined Contribution Plans only. This paragraph applies if the Employer maintains one or more Defined Contribution Plans (including any SEP described under Code §408(k)) and the Employer has not maintained any Defined Benefit Plan that during the Determination Period has or has had Accrued Benefits. The Top-Heavy Ratio for this Plan alone, or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date(s) and the denominator of which is the sum of all Account Balances, both computed in accordance with Code §416 and the regulations thereunder.

(2)

Defined Contribution Plan and Defined Benefit Plan. This paragraph applies if the Employer maintains one or more Defined Contribution Plans (including a SEP described under Code §408(k)) and the Employer maintains or has maintained one or more Defined Benefit Plans which during the Determination Period has or has had any Accrued Benefits. The Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of Account Balances under the aggregated Defined Contribution Plan(s) for all Key Employees, and the Present Value of Accrued Benefits under the aggregated Defined Benefit Plan(s) for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account Balances under the aggregated Defined Contribution Plan(s) for all Participants and the Present Value of Accrued Benefits under the Defined Benefit Plan(s) for all Participants as of the Determination Date(s), all determined in accordance with Code §416 and the regulations thereunder. The accrued benefits under a Defined Benefit Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distributions of an accrued benefit made in the five-year period ending on the Determination Date.

(3)

Applicable Valuation Dates. For purposes of subsections (1) and (2) above, the value of Account Balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code §416 and the regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. When aggregating plans, the value of Account Balances and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

(4)

Valuation of benefits. Determining a Participant’s Account Balance or Accrued Benefit. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code §416 and the regulations thereunder. For purposes of subsections (1) and (2) above, the Account Balance and/or Accrued Benefit of each Participant is adjusted as provided under subsections (i) and (ii) below.

(i)

Increase for prior distributions. In applying the Top-Heavy Ratio, a Participant’s Account Balance and/or Accrued Benefit is increased for any distributions made from the Plan during the Determination Period.

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(ii)

Increase for future contributions. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution to a Defined Contribution Plan not actually made as of the Determination Date, but which is required to be taken into account on that date under Code §416 and the regulations thereunder.

(iii)

Exclusion of certain benefits. The Account Balance and/or Accrued Benefit of a Participant (and any distribution during the Determination Period with respect to such Participant’s Account Balance or Accrued Benefit) is disregarded from the Top-Heavy Ratio if: (A) the Participant is a Non-Key Employee who was a Key Employee in a prior year, or (B) the Participant has not been credited with at least one Hour of Service during the Determination Period. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code §416 and the regulations thereunder.

(iv)

Calculation of Accrued Benefit. The Accrued Benefit of a Participant other than a Key Employee shall be determined under: (A) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer; or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code §411(b)(1)(C).

(i)

Total Compensation. For purposes of determining the minimum top-heavy contribution under 16.2(a), Total Compensation is determined using the definition under Section 7.4(f), including the special rule under Section 7.4(f)(4) for years beginning before January 1, 1998. For this purpose, Total Compensation is subject to the Compensation Dollar Limitation as defined in Section 22.32.

(j)	Valuation Date: The date as of which Account Balances are valued for purposes of calculating the Top-Heavy Ratio.

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ARTICLE 17
401(k) PLAN PROVISIONS

This Article sets forth the special testing rules applicable to Section 401(k) Deferrals, Employer Matching Contributions, and Employee After-Tax Contributions that may be made under the 401(k) Agreement and the requirements to qualify as a Safe Harbor 401(k) Plan. Section 17.1 provides limits on the amount of Elective Deferrals an Employee may defer into the Plan during a calendar year. Sections 17.2 and 17.3 set forth the rules for running the ADP Test and ACP Test with respect to contributions under the 401(k) plan and Section 17.4 discusses the requirements for applying the Multiple Use Test. Section 17.5 prescribes special testing rules for performing the ADP Test and the ACP Test. Section 17.6 sets forth the requirements that must be met to qualify as a Safe Harbor 401(k) Plan. Unless otherwise stated, any reference to the Agreement under this Article 17 is a reference to the 401(k) Agreement.

17.1	Limitation on the Amount of Section 401(k) Deferrals.

	(a)	In general. An Eligible Participant’s total Section 401(k) Deferrals under this Plan, or any other qualified plan of the Employer, for any calendar year may not exceed the lesser of:

		(1)	the percentage of Included Compensation designated under Part 4A, #12 of the Agreement;

		(2)	the dollar limitation under Code §402(g); or

		(3)	the amount permitted under the Annual Additions Limitation described in Article 7.

(b)

Maximum deferral limitation. If the Employer elects to impose a maximum deferral limitation under Part 4A, #12 of the Agreement, it must designate under Part 4A, #12.a. the period for which such limitation applies. Regardless of any limitation designated under Part 4A, #12 of the Agreement, the Employer may provide for alternative limitations in the Salary Reduction Agreement with respect to designated types of Included Compensation, such as bonus payments. If no maximum percentage is designated under Part 4A, #12 of the Agreement, the only limit on a Participant’s Section 401(k) Deferrals under this Plan is the dollar limitation under Code §402(g) and the Annual Additions Limitation.

(c)

Correction of Code §402(g) violation. A Participant may not make Section 401(k) Deferrals that exceed the dollar limitation under Code §402(g). The dollar limitation under Code §402(g) applicable to a Participant’s Section 401(k) Deferrals under this Plan is reduced by any Elective Deferrals the Participant makes under any other plan maintained by the Employer. If a Participant makes Section 401(k) Deferrals that exceed the Code §402(g) limit, the Employer may correct the Code §402(g) violation in the following manner.

(1)

Suspension of Section 401(k) Deferrals. The Employer may suspend a Participant’s Section 401(k) Deferrals under the Plan for the remainder of the calendar year when the Participant’s Section 401(k) Deferrals under this Plan, in combination with any Elective Deferrals the Participant makes during the calendar year under any other plan maintained by the Employer, equal or exceed the dollar limitation under Code §402(g).

(2)

Distribution of Excess Deferrals. If a Participant makes Section 401(k) Deferrals under this Plan during a calendar year which exceed the dollar limitation under Code §402(g), the Participant will receive a corrective distribution from the Plan of the Excess Deferrals (plus allocable income) no later than April 15 of the following calendar year. The amount which must be distributed as a correction of Excess Deferrals for a calendar year equals the amount of Elective Deferrals the Participant contributes in excess of the dollar limitation under Code §402(g) during the calendar year to this Plan, and any other plan maintained by the Employer, reduced by any corrective distribution of Excess Deferrals the Participant receives during the calendar year from this Plan or other plan(s) maintained by the Employer. Excess Deferrals that are distributed after April 15 are includible in the Participant’s gross income in both the taxable year in which deferred and the taxable year in which distributed.

(i)

Allocable gain or loss. A corrective distribution of Excess Deferrals must include any allocable gain or loss for the calendar year in which the Excess Deferrals are made. For this purpose, allocable gain or loss on Excess Deferrals may be determined in any reasonable manner, provided the manner used to determine allocable gain or loss is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants’ Accounts.

(ii)

Coordination with other provisions. A corrective distribution of Excess Deferrals made by April 15 of the following calendar year may be made without consent of the Participant or the Participant’s spouse, and without regard to any distribution restrictions

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applicable under Article 8 or Article 9. A corrective distribution of Excess Deferrals made by the appropriate April 15 also is not treated as a distribution for purposes of applying the required minimum distribution rules under Article 10.

(iii)

Coordination with corrective distribution of Excess Contributions. If a Participant for whom a corrective distribution of Excess Deferrals is being made received a previous corrective distribution of Excess Contributions to correct the ADP Test for the Plan Year beginning with or within the calendar year for which the Participant made the Excess Deferrals, the previous corrective distribution of Excess Contributions is treated first as a corrective distribution of Excess Deferrals to the extent necessary to eliminate the Excess Deferral violation. The amount of the corrective distribution of Excess Contributions which is required to correct the ADP Test failure is reduced by the amount treated as a corrective distribution of Excess Deferrals.

(3)

Correction of Excess Deferrals under plans not maintained by the Employer. The correction provisions under subsections (1) and (2) above apply only if a Participant makes Excess Deferrals under plans maintained by the Employer. However, if a Participant has Excess Deferrals because the total Elective Deferrals for a calendar year under all plans in which he/she participates, including plans that are not maintained by the Employer, exceed the dollar limitation under Code §402(g), the Participant may assign to this Plan any portion of the Excess Deferrals made during the calendar year. The Participant must notify the Plan Administrator in writing on or before March 1 of the following calendar year of the amount of the Excess Deferrals to be assigned to this Plan. Upon receipt of a timely notification, the Excess Deferrals assigned to this Plan will be distributed (along with any allocable income or loss) to the Participant in accordance with the corrective distribution provisions under subsection (2) above. A Participant is deemed to notify the Plan Administrator of Excess Deferrals to the extent such Excess Deferrals arise only under this Plan and any other plan maintained by the Employer.

17.2

Nondiscrimination Testing of Section 401(k) Deferrals – ADP Test. Except as provided under Section 17.6 for Safe Harbor 401(k) Plans, the Section 401(k) Deferrals made by Highly Compensated Employees must satisfy the Actual Deferral Percentage Test (“ADP Test”) for each Plan Year. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ADP Test, including the amount of any QNECs or QMACs included in such test, pursuant to subsection (c) below. If the Plan fails the ADP Test for any Plan Year, the corrective provisions under subsection (d) below will apply.

(a)

ADP Test testing methods. For Plan Years beginning on or after January 1, 1997, the ADP Test will be performed using the Prior Year Testing Method or Current Year Testing Method, as selected under Part 4F, #31 of the Agreement. If the Employer does not select a testing method under Part 4F, #31 of the Agreement, the Plan will use the Current Year Testing Method. Unless specifically precluded under statute, regulations or other IRS guidance, the Employer may amend the testing method designated under Part 4F for a particular Plan Year (subject to the requirements under subsection (2) below) at any time through the end of the 12-month period following the Plan Year for which the amendment is effective. (For Plan Years beginning before January 1, 1997, the Current Year Testing Method is deemed to have been in effect.)

(1)

Prior Year Testing Method. Under the Prior Year Testing Method, the Average Deferral Percentage (“ADP”) of the Highly Compensated Employee Group (as defined in Section 17.7(e)) for the current Plan Year is compared with the ADP of the Nonhighly Compensated Employee Group (as defined in Section 17.7(f)) for the prior Plan Year. If the Employer elects to use the Prior Year Testing Method under Part 4F of the Agreement, the Plan must satisfy one of the following tests for each Plan Year:

			(i)	The ADP of the Highly Compensated Employee Group for the current Plan Year shall not exceed 1.25 times the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year.

(ii)

The ADP of the Highly Compensated Employee Group for the current Plan Year shall not exceed the percentage (whichever is less) determined by (A) adding 2 percentage points to the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year or (B) multiplying the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year by 2.

(2)

Current Year Testing Method. Under the Current Year Testing Method, the ADP of the Highly Compensated Employee Group for the current Plan Year is compared to the ADP of the Nonhighly Compensated Employee Group for the current Plan Year. If the Employer elects to use the Current Year Testing Method under Part 4F of the Agreement, the Plan must satisfy the ADP Test, as described in subsection (1) above, for each Plan Year, but using the ADP of the Nonhighly

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Compensated Employee Group for the current Plan Year instead of for the prior Plan Year. If the Employer elects to use the Current Year Testing Method, it may switch to the Prior Year Testing Method only if the Plan satisfies the requirements for changing to the Prior Year Testing Method as set forth in IRS Notice 98-1 (or superseding guidance).

(b)

Special rule for first Plan Year. For the first Plan Year that the Plan permits Section 401(k) Deferrals, the Employer may elect under Part 4F, #32.a. of the Agreement to apply the ADP Test using the Prior Year Testing Method, by assuming the ADP for the Nonhighly Compensated Employee Group is 3%. Alternatively, the Employer may elect in Part 4F, #32.b. of the Agreement to use the Current Year Testing Method using the actual data for the Nonhighly Compensated Employee Group in the first Plan Year. This first Plan Year rule does not apply if this Plan is a successor to a plan (as described in IRS Notice 98-1 or subsequent guidance) that included a 401(k) arrangement or the Plan is aggregated for purposes of applying the ADP Test with another plan that included a 401(k) arrangement in the prior Plan Year. For subsequent Plan Years, the testing method selected under Part 4F, #31 will apply.

(c)

Use of QMACs and QNECs under the ADP Test. The Plan Administrator may take into account all or any portion of QMACs and QNECs (see Sections 17.7(g) and (h)) for purposes of applying the ADP Test. QMACs and QNECs may not be included in the ADP Test to the extent such amounts are included in the ACP Test for such Plan Year. QMACs and QNECs made to another qualified plan maintained by the Employer may also be taken into account, so long as the other plan has the same Plan Year as this Plan. To include QNECs under the ADP Test, all Employer Nonelective Contributions, including the QNECs, must satisfy Code §401(a)(4). In addition, the Employer Nonelective Contributions, excluding any QNECs used in the ADP Test or ACP Test, must also satisfy Code §401(a)(4).

(1)

Timing of contributions. In order to be used in the ADP Test for a given Plan Year, QNECs and QMACs must be made before the end of the 12-month period immediately following the Plan Year for which they are allocated. If the Employer is using the Prior Year Testing Method (as described in subsection (a)(1) above), QMACs and QNECs taken into account for the Nonhighly Compensated Employee Group must be allocated for the prior Plan Year, and must be made no later than the end of the 12-month period immediately following the end of such prior Plan Year. (See Section 7.4(a) for rules regarding the appropriate Limitation Year for which such contributions will be applied for purposes of the Annual Additions Limitation under Code §415.)

(2)

Double-counting limits. This paragraph applies if, in any Plan Year beginning after December 31, 1998, the Prior Year Testing Method is used to run the ADP Test and, in the prior Plan Year, the Current Year Testing Method was used to run the ADP Test. If this paragraph applies, the following contributions are disregarded in calculating the ADP of the Nonhighly Compensated Employee Group for the prior Plan Year:

		(i)	All QNECs that were included in either the ADP Test or ACP Test for the prior Plan Year.

		(ii)	All QMACs, regardless of how used for testing purposes in the prior Plan Year.

		(iii)	Any Section 401(k) Deferrals that were included in the ACP Test for the prior Plan Year.

For purposes of applying the double-counting limits, if actual data of the Nonhighly Compensated Employee Group is used for a first Plan Year described in subsection (b) above, the Plan is still considered to be using the Prior Year Testing Method for that first Plan Year. Thus, the double-counting limits do not apply if the Prior Year Testing Method is used for the next Plan Year.

(3)

Testing flexibility. The Plan Administrator is expressly granted the full flexibility permitted by applicable Treasury regulations to determine the amount of QMACs and QNECs used in the ADP Test. QMACs and QNECs taken into account under the ADP Test do not have to be uniformly determined for each Eligible Participant, and may represent all or any portion of the QMACs and QNECs allocated to each Eligible Participant, provided the conditions described above are satisfied.

(d)

Correction of Excess Contributions. If the Plan fails the ADP Test for a Plan Year, the Plan Administrator may use any combination of the correction methods under this Section to correct the Excess Contributions under the Plan. (See Section 17.7(d) for the definition of Excess Contributions.)

(1)

Corrective distribution of Excess Contributions. If the Plan fails the ADP Test for a Plan Year, the Plan Administrator may, in its discretion, distribute Excess Contributions (including any allocable income or loss) no later than the last day of the following Plan Year to correct the ADP

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Test violation. If the Excess Contributions are distributed more than 2½ months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer with respect to such amounts.

(i)

Amount to be distributed. In determining the amount of Excess Contributions to be distributed to a Highly Compensated Employee under this Section, Excess Contributions are first allocated equally to the Highly Compensated Employee(s) with the largest dollar amount of contributions taken into account under the ADP Test for the Plan Year in which the excess occurs. The Excess Contributions allocated to such Highly Compensated Employee(s) reduce the dollar amount of the contributions taken into account under the ADP Test for such Highly Compensated Employee(s) until all of the Excess Contributions are allocated or until the dollar amount of such contributions for the Highly Compensated Employee(s) is reduced to the next highest dollar amount of such contributions for any other Highly Compensated Employee(s). If there are Excess Contributions remaining, the Excess Contributions continue to be allocated in this manner until all of the Excess Contributions are allocated.

(ii)

Allocable gain or loss. A corrective distribution of Excess Contributions must include any allocable gain or loss for the Plan Year in which the excess occurs. For this purpose, allocable gain or loss on Excess Contributions may be determined in any reasonable manner, provided the manner used is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants’ Accounts.

(iii)

Coordination with other provisions. A corrective distribution of Excess Contributions made by the end of the Plan Year following the Plan Year in which the excess occurs may be made without consent of the Participant or the Participant’s spouse, and without regard to any distribution restrictions applicable under Article 8 or Article 9. Excess Contributions are treated as Annual Additions for purposes of Code §415 even if distributed from the Plan. A corrective distribution of Excess Contributions is not treated as a distribution for purposes of applying the required minimum distribution rules under Article 10.

If a Participant has Excess Deferrals for the calendar year ending with or within the Plan Year for which the Participant receives a corrective distribution of Excess Contributions, the corrective distribution of Excess Contributions is treated first as a corrective distribution of Excess Deferrals. The amount of the corrective distribution of Excess Contributions that must be distributed to correct an ADP Test failure for a Plan Year is reduced by any amount distributed as a corrective distribution of Excess Deferrals for the calendar year ending with or within such Plan Year.

	(iv)	Accounting for Excess Contributions. Excess Contributions are distributed from the following sources and in the following priority:

		(A)	Section 401(k) Deferrals that are not matched;

		(B)	proportionately from Section 401(k) Deferrals not distributed under (A) and related QMACs that are included in the ADP Test;

		(C)	QMACs included in the ADP Test that are not distributed under (B); and

		(D)	QNECs included in the ADP Test.

(2)

Making QMACs or QNECs. Regardless of any elections under Part 4B, #18 or Part 4C, #22 of the Agreement, the Employer may make additional QMACs or QNECs to the Plan on behalf of the Nonhighly Compensated Employees in order to correct an ADP Test violation. QMACs or QNECs may only be used to correct an ADP Test violation if the Current Year Testing Method is selected under Part 4F, #31.b. of the 401(k) Agreement. Any QMACs contributed under this subsection (2) which are not specifically authorized under Part 4B, #18 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) which are not specifically authorized under Part 4C, #22 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Included Compensation. See Sections 2.3(c) and (e), as applicable.

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(3)

Recharacterization. If Employee After-Tax Contributions are permitted under Part 4D of the Agreement, the Plan Administrator, in its sole discretion, may permit a Participant to treat any Excess Contributions that are allocated to that Participant as if he/she received the Excess Contributions as a distribution from the Plan and then contributed such amounts to the Plan as Employee After-Tax Contributions. Any amounts recharacterized under this subsection (3) will be 100% vested at all times. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee After-Tax Contributions made by that Participant would exceed any limit on Employee After-Tax Contributions under Part 4D of the Agreement.

Recharacterization must occur no later than 2½ months after the last day of the Plan Year in which such Excess Contributions arise and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant’s taxable year in which the Participant would have received such amounts in cash had he/she not deferred such amounts into the Plan.

(e)

Adjustment of deferral rate for Highly Compensated Employees. The Employer may suspend (or automatically reduce the rate of) Section 401(k) Deferrals for the Highly Compensated Employee Group, to the extent necessary to satisfy the ADP Test or to reduce the margin of failure. A suspension or reduction shall not affect Section 401(k) Deferrals already contributed by the Highly Compensated Employees for the Plan Year. As of the first day of the subsequent Plan Year, Section 401(k) Deferrals shall resume at the levels stated in the Salary Reduction Agreements of the Highly Compensated Employees.

17.3

Nondiscrimination Testing of Employer Matching Contributions and Employee After-Tax Contributions – ACP Test. Except as provided under Section 17.6 for Safe Harbor 401(k) Plans, if the Employer elects to provide Employer Matching Contributions under Part 4B of the Agreement or to permit Employee After-Tax Contributions under Part 4D of the Agreement, the Employer Matching Contributions (including QMACs that are not included in the ADP Test) and/or Employee After-Tax Contributions made for Highly Compensated Employees must satisfy the Actual Contribution Percentage Test (“ACP Test”) for each Plan Year. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the ACP Test, including the amount of any Section 401(k) Deferrals or QNECs included in such test, pursuant to subsection (c) below. If the Plan fails the ACP Test for any Plan Year, the correction provisions under subsection (d) below will apply.

(a)

ACP Test testing methods. For Plan Years beginning on or after January 1, 1997, the ACP Test will be performed using the Prior Year Testing Method or the Current Year Testing Method, as selected under Part 4F, #31 of the Agreement. If the Employer does not select a testing method under Part 4F, #31 of the Agreement, the Plan will be deemed to use the Current Year Testing Method. For Plan Years beginning before January 1, 1997, the Current Year Testing Method is deemed to have been in effect. If the Plan is a Safe Harbor 401(k) Plan, as designated under Part 4E of the Agreement, the Current Year Testing Method must be selected.

(1)

Prior Year Testing Method. Under the Prior Year Testing Method, the Average Contribution Percentage (“ACP”) of the Highly Compensated Employee Group (as defined in Section 17.7(e)) for the current Plan Year is compared with the ACP of the Nonhighly Compensated Employee Group (as defined in Section 17.7(f)) for the prior Plan Year. If the Employer elects to use the Prior Year Testing Method under Part 4F of the Agreement, the Plan must satisfy one of the following tests for each Plan Year:

			(i)	The ACP of the Highly Compensated Employee Group for the current Plan Year shall not exceed 1.25 times the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year.

(ii)

The ACP of the Highly Compensated Employee Group for the current Plan Year shall not exceed the percentage (whichever is less) determined by (A) adding 2 percentage points to the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year or (B) multiplying the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year by 2.

(2)

Current Year Testing Method. Under the Current Year Testing Method, the ACP of the Highly Compensated Employee Group for the current Plan Year is compared to the ACP of the Nonhighly Compensated Employee Group for the current Plan Year. If the Employer elects to use the Current Year Testing Method under Part 4F of the Agreement, the Plan must satisfy the ACP Test, as described in subsection (1) above, for each Plan Year, but using the ACP of the Nonhighly Compensated Employee Group for the current Plan Year instead of for the prior Plan Year. If the Employer elects to use the Current Year Testing Method, it may switch to the Prior Year Testing

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Method only if the Plan satisfies the requirements for changing to the Prior Year Testing Method as set forth in IRS Notice 98-1 (or superseding guidance).

(b)

Special rule for first Plan Year. For the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions, the Employer may elect under Part 4F, #33.a. of the Agreement to apply the ACP Test using the Prior Year Testing Method, by assuming the ACP for the Nonhighly Compensated Employee Group is 3%. Alternatively, the Employer may elect in Part 4F, #33.b. of the Agreement to use the Current Year Testing Method using the actual data for the Nonhighly Compensated Employee Group in the first Plan Year. This first Plan Year rule does not apply if this Plan is a successor to a plan that was subject to the ACP Test or if the Plan is aggregated for purposes of applying the ACP Test with another plan that was subject to the ACP test in the prior Plan Year. For subsequent Plan Years, the testing method selected under Part 4F, #31 will apply.

(c)

Use of Section 401(k) Deferrals and QNECs under the ACP Test. The Plan Administrator may take into account all or any portion of Section 401(k) Deferrals and QNECs (see Section 17.7(h)) made to this Plan, or to another qualified plan maintained by the Employer, for purposes of applying the ACP Test. QNECs may not be included in the ACP Test to the extent such amounts are included in the ADP Test for such Plan Year. Section 401(k) Deferrals and QNECs made to another qualified plan maintained by the Employer may also be taken into account, so long as the other plan has the same Plan Year as this Plan. To include Section 401(k) Deferrals under the ACP Test, the Plan must satisfy the ADP Test taking into account all Section 401(k) Deferrals, including those used under the ACP Test, and taking into account only those Section 401(k) Deferrals not included in the ACP Test. To include QNECs under the ACP Test, all Employer Nonelective Contributions, including the QNECs, must satisfy Code §401(a)(4). In addition, the Employer Nonelective Contributions, excluding any QNECs used in the ADP Test or ACP Test, must also satisfy Code §401(a)(4). QNECs may only be used to correct an ACP Test violation if the Current Year Testing Method is selected under Part 4F, #31.b. of the 401(k) Agreement.

(1)

Timing of contributions. In order to be used in the ACP Test for a given Plan Year, QNECs must be made before the end of the 12-month period immediately following the Plan Year for which they are allocated. If the Employer is using the Prior Year Testing Method (as described in subsection (a)(1) above), QNECs taken into account for the Nonhighly Compensated Employee Group must be allocated for the prior Plan Year, and must be made no later than the end of the 12-month period immediately following such Plan Year. (See Section 7.4(a) for rules regarding the appropriate Limitation Year for which such contributions will be applied for purposes of the Annual Additions Limitation under Code §415.)

(2)

Double-counting limits. This paragraph applies if, in any Plan Year beginning after December 31, 1998, the Prior Year Testing Method is used to run the ACP Test and, in the prior Plan Year, the Current Year Testing Method was used to run the ACP Test. If this paragraph applies, the following contributions are disregarded in calculating the ACP of the Nonhighly Compensated Employee Group for the prior Plan Year:

		(i)	All QNECs that were included in either the ADP Test or ACP Test for the prior Plan Year.

		(ii)	All Section 401(k) Deferrals, regardless of how used for testing purposes in the prior Plan Year.

		(iii)	Any QMACs that were included in the ADP Test for the prior Plan Year.

For purposes of applying the double-counting limits, if actual data of the Nonhighly Compensated Employee Group is used for a first Plan Year described in subsection (b) above, the Plan is still considered to be using the Prior Year Testing Method for that first Plan Year. Thus, the double-counting limits do not apply if the Prior Year Testing Method is used for the next Plan Year.

(3)

Testing flexibility. The Plan Administrator is expressly granted the full flexibility permitted by applicable Treasury regulations to determine the amount of Section 401(k) Deferrals and QNECs used in the ACP Test. Section 401(k) Deferrals and QNECs taken into account under the ACP Test do not have to be uniformly determined for each Eligible Participant, and may represent all or any portion of the Section 401(k) Deferrals and QNECs allocated to each Eligible Participant, provided the conditions described above are satisfied. For Plan Years beginning after the first Plan Year.

(d)

Correction of Excess Aggregate Contributions. If the Plan fails the ACP Test for a Plan Year, the Plan Administrator may use any combination of the correction methods under this Section to correct the Excess

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Aggregate Contributions under the Plan. (See Section 17.7(c) for the definition of Excess Aggregate Contributions.)

(1)

Corrective distribution of Excess Aggregate Contributions. If the Plan fails the ACP Test for a Plan Year, the Plan Administrator may, in its discretion, distribute Excess Aggregate Contributions (including any allocable income or loss) no later than the last day of the following Plan Year to correct the ACP Test violation. Excess Aggregate Contributions will be distributed only to the extent they are vested under Article 4, determined as of the last day of the Plan Year for which the contributions are made to the Plan. To the extent Excess Aggregate Contributions are not vested, the Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited in accordance with Section 5.3(d)(1). If the Excess Aggregate Contributions are distributed more than 2½ months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Employer with respect to such amounts.

(i)

Amount to be distributed. In determining the amount of Excess Aggregate Contributions to be distributed to a Highly Compensated Employee under this Section, Excess Aggregate Contributions are first allocated equally to the Highly Compensated Employee(s) with the largest dollar amount of contributions taken into account under the ACP Test for the Plan Year in which the excess occurs. The Excess Aggregate Contributions allocated to such Highly Compensated Employee(s) reduce the dollar amount of the contributions taken into account under the ACP Test for such Highly Compensated Employee(s) until all of the Excess Aggregate Contributions are allocated or until the dollar amount of such contributions for the Highly Compensated Employee(s) is reduced to the next highest dollar amount of such contributions for any other Highly Compensated Employee(s). If there are Excess Aggregate Contributions remaining, the Excess Aggregate Contributions continue to be allocated in this manner until all of the Excess Aggregate Contributions are allocated.

(ii)

Allocable gain or loss. A corrective distribution of Excess Aggregate Contributions must include any allocable gain or loss for the Plan Year in which the excess occurs. For this purpose, allocable gain or loss on Excess Aggregate Contributions may be determined in any reasonable manner, provided the manner used is applied uniformly and in a manner that is reasonably reflective of the method used by the Plan for allocating income to Participants’ Accounts.

(iii)

Coordination with other provisions. A corrective distribution of Excess Aggregate Contributions made by the end of the Plan Year following the Plan Year in which the excess occurs may be made without consent of the Participant or the Participant’s spouse, and without regard to any distribution restrictions applicable under Article 8 or Article 9. Excess Aggregate Contributions are treated as Annual Additions for purposes of Code §415 even if distributed from the Plan. A corrective distribution of Excess Aggregate Contributions is not treated as a distribution for purposes of applying the required minimum distribution rules under Article 10.

	(iv)	Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions are distributed from the following sources and in the following priority:

		(A)	Employee After-Tax Contributions that are not matched;

		(B)	proportionately from Employee After-Tax Contributions not distributed under (A) and related Employer Matching Contributions that are included in the ACP Test;

		(C)	Employer Matching Contributions included in the ACP Test that are not distributed under (B);

		(D)	Section 401(k) Deferrals included in the ACP Test that are not matched;

(E)

proportionately from Section 401(k) Deferrals included in the ACP Test that are not distributed under (D) and related Employer Matching Contributions that are included in the ACP Test and not distributed under (B) or (C); and

		(F)	QNECs included in the ACP Test.

(2)	Making QMACs or QNECs. Regardless of any elections under Part 4B, #18 or Part 4C, #22 of the Agreement, the Employer may make additional QMACs and/or QNECs to the Plan on behalf of

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the Nonhighly Compensated Employees in order to correct an ACP Test violation to the extent such amounts are not used in the ADP Test. Any QMACs contributed under this subsection (2) which are not specifically authorized under Part 4B, #18 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) which are not specifically authorized under Part 4C, #22 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Included Compensation. See Sections 2.3(c) and (e), as applicable.

(e)

Adjustment of contribution rate for Highly Compensated Employees. The Employer may suspend (or automatically reduce the rate of) Employee After-Tax Contributions for the Highly Compensated Employee Group, to the extent necessary to satisfy the ACP Test or to reduce the margin of failure. A suspension or reduction shall not affect Employee After-Tax Contributions already contributed by the Highly Compensated Employees for the Plan Year. As of the first day of the subsequent Plan Year, Employee After-Tax Contributions shall resume at the levels elected by the Highly Compensated Employees.

17.4

Multiple Use Test. If both an ADP Test and an ACP Test are run for the Plan Year, and the Plan does not pass the 1.25 test under either the ADP Test or the ACP Test, the Plan must satisfy a special Multiple Use Test, unless such Multiple Use Test is repealed or modified by statute, or other IRS guidance.

(a)

Aggregate Limit. Under the Multiple Use Test, the sum of the ADP and the ACP for the Highly Compensated Employee Group may not exceed the Plan’s Aggregate Limit. For this purpose, the ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. In applying the Multiple Use Test, the Plan’s Aggregate Limit is the sum of (1) and (2):

		(1)	1.25 times the greater of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group; and

		(2)	the lesser of 2 times or 2 plus the lesser of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group.

Alternatively, if it results in a larger amount, the Aggregate Limit is the sum of (3) and (4):

		(3)	1.25 times the lesser of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group; and

		(4)	the lesser of 2 times or 2 plus the greater of: (i) the ADP of the Nonhighly Compensated Employee Group or (ii) the ACP of the Nonhighly Compensated Employee Group.

The Aggregate Limit is calculated using the ADP and ACP of the Nonhighly Compensated Employee Group that is used in performing the ADP Test and ACP Test for the Plan Year. Thus, if the Prior Year Testing Method is being used, the Aggregate Limit is calculated by using the applicable percentage of the Nonhighly Compensated Employee Group for the prior Plan Year. If the Current Year Testing Method is being used, the Aggregate Limit is calculated by using the applicable percentage of the Nonhighly Compensated Employee Group for the current Plan Year.

	(b)	Correction of the Multiple Use Test. If the Multiple Use Test is not passed, the following corrective action will be taken.

(1)

Corrective distributions. The Plan will make corrective distributions (or additional corrective distributions, if corrective distributions are already being made to correct a violation of the ADP Test or ACP Test), to the extent other corrective action is not taken or such other action is not sufficient to completely eliminate the Multiple Use Test violation. Such corrective distributions may be determined as if they were being made to correct a violation of the ADP Test or a violation of the ACP Test, or a combination of both, as determined by the Plan Administrator. Any corrective distribution that is treated as if it were correcting a violation of the ADP Test will be determined under the rules described in Section 17.2(d). Any corrective distribution that is treated as if it were correcting a violation of the ACP Test will be determined under the rules described in Section 17.3(d).

(2)

Making QMACs or QNECs. Regardless of any elections under Part 4B, #18 or Part 4C, #22 of the Agreement, the Employer may make additional QMACs or QNECs, so that the resulting ADP and/or ACP of the Nonhighly Compensated Employee Group is increased to the extent necessary to satisfy the Multiple Use Test. Any QMACs contributed under this subsection (2) which are not specifically authorized under Part 4B, #18 of the Agreement will be allocated to all Eligible

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Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. Any QNECs contributed under this subsection (2) which are not specifically authorized under Part 4C, #22 of the Agreement will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Included Compensation. See Sections 2.3(c) and (e), as applicable.

17.5

Special Testing Rules. This Section describes special testing rules that apply to the ADP Test or the ACP Test. In some cases, the special testing rule is optional, in which case, the election to use such rule is solely within the discretion of the Plan Administrator.

(a)

Special rule for determining ADP and ACP of Highly Compensated Employee Group. When calculating the ADP or ACP of the Highly Compensated Employee Group for any Plan Year, a Highly Compensated Employee’s Section 401(k) Deferrals, Employee After-Tax Contributions, and Employer Matching Contributions under all qualified plans maintained by the Employer are taken into account as if such contributions were made to a single plan. If the plans have different Plan Years, the contributions made in all Plan Years that end in the same calendar year are aggregated under this paragraph. This aggregation rule does not apply to plans that are required to be disaggregated under Code §410(b).

(b)

Aggregation of plans. When calculating the ADP Test and the ACP Test, plans that are permissively aggregated for coverage and nondiscrimination testing purposes are treated as a single plan. This aggregation rule applies to determine the ADP or ACP of both the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group. Any adjustments to the ADP of the Nonhighly Compensated Employee Group for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in Part 4F, #31.b. of the 401(k) Agreement to use the Current Year Testing Method. Aggregation described in this paragraph is not permitted unless all plans being aggregated have the same Plan Year and use the same testing method for the applicable test.

	(c)	Disaggregation of plans.

(1)

Plans covering Union Employees and non-Union Employees. If the Plan covers Union Employees and non-Union Employees, the Plan is mandatorily disaggregated for purposes of applying the ADP Test and the ACP Test into two separate plans, one covering the Union Employees and one covering the non-Union Employees. A separate ADP Test must be applied for each disaggregated portion of the Plan in accordance with applicable Treasury regulations. A separate ACP Test must be applied to the disaggregated portion of the Plan that covers the non-Union Employees. The disaggregated portion of the Plan that includes the Union Employees is deemed to pass the ACP Test.

(2)

Otherwise excludable Employees. If the minimum coverage test under Code §410(b) is performed by disaggregating “otherwise excludable Employees” (i.e., Employees who have not satisfied the maximum age 21 and one Year of Service eligibility conditions permitted under Code §410(a)), then the Plan is treated as two separate plans, one benefiting the otherwise excludable Employees and the other benefiting Employees who have satisfied the maximum age and service eligibility conditions. If such disaggregation applies, the following operating rules apply to the ADP Test and the ACP Test.

(i)

For Plan Years beginning before January 1, 1999, the ADP Test and the ACP Test are applied separately for each disaggregated plan. If there are no Highly Compensated Employees benefiting under a disaggregated plan, then no ADP Test or ACP Test is required for such plan.

(ii)

For Plan Years beginning after December 31, 1998, instead of the rule under subsection (i), only the disaggregated plan that benefits the Employees who have satisfied the maximum age and service eligibility conditions permitted under Code §410(a) is subject to the ADP Test and the ACP Test. However, any Highly Compensated Employee who is benefiting under the disaggregated plan that includes the otherwise excludable Employees is taken into account in such tests. The Employer may elect to apply the rule in subsection (i) instead.

(3)

Corrective action for disaggregated plans. Any corrective action authorized by this Article may be determined separately with respect to each disaggregated portion of the Plan. A corrective action taken with respect to a disaggregated portion of the Plan need not be consistent with the method of correction (if any) used for another disaggregated portion of the Plan. In the case of a Nonstandardized Agreement, to the extent the Agreement authorizes the Employer to make discretionary QNECs or discretionary QMACs, the Employer is expressly permitted to designate

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such QNECs or QMACs as allocable only to Eligible Participants in a particular disaggregated portion of the Plan.

(d)

Special rules for the Prior Year Testing Method. If the Plan uses the Prior Year Testing Method, and an election made under subsection (b) or (c) above is inconsistent with the election made in the prior Plan Year, the plan coverage change rules described in IRS Notice 98-1 (or other successor guidance) will apply in determining the ADP and ACP for the Nonhighly Compensated Employee Group.

17.6

Safe Harbor 401(k) Plan Provisions. For Plan Years beginning after December 31, 1998, the ADP Test described in Section 17.2 is deemed to be satisfied for any Plan Year in which the Plan qualifies as a Safe Harbor 401(k) Plan. In addition, if Employer Matching Contributions are made for such Plan Year, the ACP Test is deemed satisfied with respect to such contributions if the conditions of subsection (c) below are satisfied. To qualify as a Safe Harbor 401(k) Plan, the requirements under this Section 17.6 must be satisfied for the entire Plan Year. This Section contains the rules that must be met for the Plan to qualify as a Safe Harbor 401(k) Plan.

Part 4E of the Agreement allows the Employer to designate the manner in which it will comply with the safe harbor requirements. If the Employer wishes to designate the Plan as a Safe Harbor 401(k) Plan, it should complete Part 4E of the Agreement. The safe harbor provisions described in this Section are not applicable unless the Plan is identified as a Safe Harbor 401(k) Plan under Part 4E. The election under Part 4E to be a Safe Harbor 401(k) Plan is effective for all Plan Years beginning with the Effective Date of the Plan (or January 1, 1999, if later) unless the Employer elects otherwise under Appendix B-5.b. of the Agreement. In addition, to qualify as a Safe Harbor 401(k) Plan, the Current Year Testing Method (as described in Section 17.3(a)(2)) must be elected under Part 4F, #31 of the Agreement. (See Section 20.7 for rules regarding the application of the Safe Harbor 401(k) Plan provisions for Plan Years beginning before the date this Plan is adopted.)

	(a)	Safe harbor conditions. To qualify as a Safe Harbor 401(k) Plan, the Plan must satisfy the requirements under subsections (1), (2), (3) and (4) below.

(1)

Safe Harbor Contribution. The Employer must provide a Safe Harbor Matching Contribution or a Safe Harbor Nonelective Contribution under the Plan. The Employer must designate the type and amount of the Safe Harbor Contribution under Part 4E of the Agreement. The Safe Harbor Contribution must be made to the Plan no later than 12 months following the close of the Plan Year for which it is being used to qualify the Plan as a Safe Harbor 401(k) Plan.

The Employer may elect under Part 4E, #30 of the Agreement to provide the Safe Harbor Contribution to all Eligible Participants or only to Eligible Participants who are Nonhighly Compensated Employees. Alternatively, the Employer may elect under Part 4E, #30.c. to provide the Safe Harbor Contribution to all Nonhighly Compensated Employees who are Eligible Participants and all Highly Compensated Employees who are Eligible Participants but who are not Key Employees. This permits a Plan providing the Safe Harbor Nonelective Contribution to use such amounts to satisfy the top-heavy minimum contribution requirements under Article 16.

In determining who is an Eligible Participant for purposes of the Safe Harbor Contribution, the eligibility conditions applicable to Section 401(k) Deferrals under Part 1, #5 of the Agreement apply. However, the Employer may elect under Part 4E, #30.d. to apply a one Year of Service (as defined in Section 1.4(b)) and an age 21 eligibility condition for the Safe Harbor Contribution, regardless of the eligibility conditions selected for Section 401(k) Deferrals under Part 1, #5 of the Agreement. Unless elected otherwise under Part 2, #8.f., column (1) of the Nonstandardized Agreement, the special eligibility rule under Part 4E, #30.d. will be applied as if the Employer elected under Part 2, #7.a., column (1) and Part 2, #8.a., column (1) of the Agreement to use semi-annual Entry Dates following completion of the minimum age and service conditions. If different eligibility conditions are selected for the Safe Harbor Contribution, additional testing requirements may apply in accordance with IRS Notice 2000-3.

(i)

Safe Harbor Matching Contribution. The Employer may elect under Part 4E, #27 of the Agreement to make the Safe Harbor Matching Contribution with respect to each Eligible Participant’s applicable contributions. For this purpose, an Eligible Participant’s applicable contributions are the total Section 401(k) Deferrals and Employee After-Tax Contributions the Eligible Participant makes under the Plan. However, the Employer may elect under Part 4E, #27.d. to exclude Employee After-Tax Contributions from the definition of applicable contributions for purposes of applying the Safe Harbor Matching Contribution formula.

The Safe Harbor Matching Contribution may be made under a basic formula or an enhanced formula. The basic formula under Part 4E, #27.a. provides an Employer Matching Contribution that equals:

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	(A)	100% of the amount of a Participant’s applicable contributions that do not exceed 3% of the Participant’s Included Compensation, plus

	(B)	50% of the amount of a Participant’s applicable contributions that exceed 3%, but do not exceed 5%, of the Participant’s Included Compensation.

The enhanced formula under Part 4E, #27.b. provides an Employer Matching Contribution that is not less, at each level of applicable contributions, than the amount required under the basic formula. Under the enhanced formula, the rate of Employer Matching Contributions may not increase as an Employee’s rate of applicable contributions increase.

The Plan will not fail to be a Safe Harbor 401(k) Plan merely because Highly Compensated Employees also receive a contribution under the Plan. However, an Employer Matching Contribution will not satisfy this Section if any Highly Compensated Employee is eligible for a higher rate of Employer Matching Contribution than is provided for any Nonhighly Compensated Employee who has the same rate of applicable contributions.

In applying the Safe Harbor Matching Contribution formula under Part 4E, #27 of the Agreement, the Employer may elect under Part 4E, #27.c.(1) to determine the Safe Harbor Matching Contribution on the basis of all applicable contributions a Participant makes during the Plan Year. Alternatively, the Employer may elect under Part 4E, #27.c.(2) – (4) to determine the Safe Harbor Matching Contribution on a payroll, monthly, or quarterly basis. If the Employer elects to use a period other than the Plan Year, the Safe Harbor Matching Contribution with respect to a payroll period must be deposited into the Plan by the last day of the Plan Year quarter following the Plan Year quarter for which the applicable contributions are made.

In addition to the Safe Harbor Matching Contribution, an Employer may elect under Part 4B of the Agreement to make Employer Matching Contributions that are subject to the normal vesting schedule and distribution rules applicable to Employer Matching Contributions. See subsection (c) below for a discussion of the effect of such additional Employer Matching Contributions on the ACP Test.

The Employer may amend the Plan during the Plan Year to reduce or eliminate the Safe Harbor Matching Contribution elected under Part 4E, #27 of the Agreement, provided a supplemental notice is given to all Eligible Participants explaining the consequences and effective date of the amendment, and that such Eligible Participants have a reasonable opportunity (including a reasonable period) to change their Section 401(k) Deferral and/or Employee After-Tax Contribution elections, as applicable. The amendment reducing or eliminating the Safe Harbor Matching Contribution must be effective no earlier than the later of: (A) 30 days after Eligible Participants are given the supplemental notice or (B) the date the amendment is adopted. Eligible Participants must be given a reasonable opportunity (and reasonable period) prior to the reduction or elimination of the Safe Harbor Matching Contribution to change their Section 401(k) Deferral or Employee After-Tax Contribution elections, as applicable. If the Employer amends the Plan to reduce or eliminate the Safe Harbor Matching Contribution, the Plan is subject to the ADP Test and ACP Test for the entire Plan Year.

(ii)

Safe Harbor Nonelective Contribution. The Employer may elect under Part 4E, #28 of the Agreement to make a Safe Harbor Nonelective Contribution of at least 3% of Included Compensation. The Employer may elect under Part 4E, #28.b. to retain discretion to increase the amount of the Safe Harbor Nonelective Contribution in excess of the percentage designated under Part 4E, #28. In addition, the Employer may provide for additional discretionary Employer Nonelective Contributions under Part 4C of the Agreement (in addition to the Safe Harbor Contribution under this Section) which are subject to the normal vesting schedule and distribution rules applicable to Employer Nonelective Contributions.

(A)

Supplemental notice. The Employer may elect under Part 4E, #28.a. of the Agreement to provide the Safe Harbor Nonelective Contribution authorized under Part 4E, #28 only if the Employer provides a supplemental notice to Participants indicating its intention to provide such Safe Harbor Nonelective Contribution. If Part 4E, #28.a. is selected, to qualify as a Safe Harbor 401(k)

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Plan under Part 4E, the Employer must notify its Eligible Employees in the annual notice described in subsection (4) below that the Employer may provide the Safe Harbor Nonelective Contribution authorized under Part 4E, #28 of the Agreement and that a supplemental notice will be provided at least 30 days prior to the last day of the Plan Year if the Employer decides to make the Safe Harbor Nonelective Contribution. The supplemental notice indicating the Employer’s intention to make the Safe Harbor Nonelective Contribution must be provided no later than 30 days prior to the last day of the Plan Year for the Plan to qualify as a Safe Harbor 401(k) Plan. If the Employer selects Part 4E, #28.a. of the Agreement but does not provide the supplemental notice in accordance with this paragraph, the Employer is not obligated to make such contribution and the Plan does not qualify as a Safe Harbor 401(k) Plan. The Plan will qualify as a Safe Harbor 401(k) Plan for subsequent Plan Years if the appropriate notices are provided for such years.

(B)

Separate Plan. The Employer may elect under Part 4E, #28.c. of the Agreement to provide the Employer Nonelective Contribution under another Defined Contribution Plan maintained by the Employer. The Employer Nonelective Contribution under such other plan must satisfy the conditions under this Section 17.6 for this Plan to qualify as a Safe Harbor 401(k) Plan. Under the Standardized Agreement, the other plan designated under Part 4E, #28.c. must be a Paired Plan as defined in Section 22.132.

(I)

Profit sharing plan Agreement. If the Plan designated under Part 4E, #28.c. is a profit sharing plan Agreement under this Prototype Plan, the Employer must select Part 4, #12.f. under the profit sharing plan Nonstandardized Agreement or Part 4, #12.e. under the profit sharing plan Standardized Agreement, as applicable. The Employer may elect to provide other Employer Contributions under Part 4, #12 of the profit sharing plan Agreement, however, the first amounts allocated under the profit sharing plan Agreement will be the Safe Harbor Nonelective Contribution required under the 401(k) plan Agreement. Any Employer Contributions designated under Part 4, #12 of the profit sharing plan Agreement are in addition to the Safe Harbor Contribution required under the 401(k) plan Agreement. (If the only Employer Contribution to be made under the profit sharing plan Agreement is the Safe Harbor Nonelective Contribution, no other selection need be completed under Part 4 of the profit sharing plan Agreement (other than Part 4, #12.f. of the Nonstandardized Agreement or Part 4, #12.e. of the Standardized Agreement, as applicable).)

If the Employer elects to provide the Safe Harbor Nonelective Contribution under the profit sharing plan Agreement, the Employer must select either the Pro Rata Allocation Method under Part 4, #13.a. or the Permitted Disparity Method under Part 4, #13.b. of the profit sharing plan Agreement. If the Employer elects the Pro Rata Allocation Method, the first amounts allocated under the Pro Rata Allocation Method will be deemed to be the Safe Harbor Nonelective Contribution as required under the 401(k) plan Agreement. To the extent required under the 401(k) plan Agreement, such amounts are subject to the conditions for Safe Harbor Nonelective Contributions described in subsections (2) – (4) below, without regard to any contrary elections under the Agreement.

If the Employer elects the Permitted Disparity Method, the Safe Harbor Nonelective Contribution required under the 401(k) plan Agreement will be allocated before applying the Permitted Disparity Method of allocation. To the extent required under the 401(k) plan Agreement, such amounts are subject to the conditions for Safe Harbor Nonelective Contributions described in subsections (2) – (4) below without regard to any contrary elections under the Agreement. If additional amounts are contributed under the profit sharing plan Agreement, such amounts will be allocated under the Permitted Disparity Method. The Safe Harbor Nonelective Contribution may

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not be taken into account in applying the Permitted Disparity Method of allocation.

(II)

Money purchase plan Agreement. If the Plan designated under Part 4E, #28.c. is a money purchase plan Agreement under this Prototype Plan, the Employer must select Part 4, #12.f. under the money purchase plan Nonstandardized Agreement or Part 4, #12.d. under the money purchase plan Standardized Agreement, as applicable. The Employer may elect to provide other Employer Contributions under Part 4, #12 of the money purchase plan Agreement, however, the first amounts allocated under the money purchase plan Agreement will be the Safe Harbor Nonelective Contribution required under the 401(k) plan Agreement. Any Employer Contributions designated under Part 4, #12 of the money purchase plan Agreement are in addition to the Safe Harbor Contribution. (If the only Employer Contribution to be made under the money purchase plan Agreement is the Safe Harbor Nonelective Contribution, no other need be completed under Part 4 of the money purchase plan Agreement (other than Part 4, #12.f. of the Nonstandardized Agreement or Part 4, #12.d. of the Standardized Agreement, as applicable).)

If the Employer elects to make a Safe Harbor Contribution under the money purchase plan Agreement, the first amounts allocated under the Plan will be deemed to be the Safe Harbor Nonelective Contribution as required under the 401(k) plan Agreement. Such amounts will be allocated equally to all Eligible Participants as defined under the 401(k) plan Agreement. To the extent required under the 401(k) plan Agreement, such amounts are subject to the conditions for Safe Harbor Nonelective Contributions described in subsections (2) – (4) below, without regard to any contrary elections under the Agreement. If the Employer elects the Permitted Disparity Method of contribution, the Safe Harbor Nonelective Contribution required under the 401(k) plan Agreement will be allocated before applying the Permitted Disparity Method. The Safe Harbor Nonelective Contribution may not be taken into account in applying the Permitted Disparity Method of contribution.

(C)

Elimination of Safe Harbor Nonelective Contribution. The Employer may amend the Plan during the Plan Year to reduce or eliminate the Safe Harbor Nonelective Contribution elected under Part 4E of the Agreement. The Employer must notify all Eligible Participants of the amendment and must provide each Eligible Participants with a reasonable opportunity (including a reasonable period) to change their Section 401(k) Deferral and/or Employee After-Tax Contribution elections, as applicable. The amendment reducing or eliminating the Safe Harbor Nonelective Contribution must be effective no earlier than the later of: (A) 30 days after Eligible Participants are notified of the amendment or (B) the date the amendment is adopted. If the Employer reduces or eliminates the Safe Harbor Nonelective Contribution during the Plan Year, the Plan is subject to the ADP Test (and ACP Test, if applicable) for the entire Plan Year.

(2)

Full and immediate vesting. The Safe Harbor Contribution under subsection (1) above must be 100% vested, regardless of the Employee’s length of service, at the time the contribution is made to the Plan. Any additional amounts contributed under the Plan may be subject to a vesting schedule.

(3)

Distribution restrictions. Distributions of the Safe Harbor Contribution under subsection (1) must be restricted in the same manner as Section 401(k) Deferrals under Article 8, except that such contributions may not be distributed upon Hardship. See Section 8.6(c).

(4)

Annual notice. Each Eligible Participant under the Plan must receive a written notice describing the Participant’s rights and obligations under the Plan, including a description of: (i) the Safe Harbor Contribution formula being used under the Plan; (ii) any other contributions under the Plan; (iii) the plan to which the Safe Harbor Contributions will be made (if different from this Plan); (iv) the type and amount of Included Compensation that may be deferred under the Plan; (v) the administrative requirements for making and changing Section 401(k) Deferral elections; and (vi) the withdrawal and vesting provisions under the Plan. For any Plan Year that began in 1999, the

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notice requirements described in this paragraph are deemed satisfied if the notice provided satisfied a reasonable, good faith interpretation of the notice requirements under Code §401(k)(12). (See subsection (1)(ii) above for a special supplemental notice that may need to be provided to qualify as a Safe Harbor 401(k) Plan.)

Each Eligible Participant must receive the annual notice within a reasonable period before the beginning of the Plan Year (or within a reasonable period before an Employee becomes an Eligible Participant, if later). For this purpose, an Employee will be deemed to have received the notice in a timely manner if the Employee receives such notice at least 30 days and no more than 90 days before the beginning of the Plan Year. For an Employee who becomes an Eligible Participant during a Plan Year, the notice will be deemed timely if it is provided no more than 90 days prior to the date the Employee becomes an Eligible Participant. For Plan Years that began on or before April 1, 1999, the notice requirement under this subsection will be satisfied if the notice was provided by March 1, 1999. If an Employer first designates the Plan as a Safe Harbor 401(k) Plan for a Plan Year that begins on or after January 1, 2000 and on or before June 1, 2000, the notice requirement under this subsection will be satisfied if the notice was provided by May 1, 2000.

(b)

Deemed compliance with ADP Test. If the Plan satisfies all the conditions under subsection (a) above to qualify as a Safe Harbor 401(k) Plan, the Plan is deemed to satisfy the ADP Test for the Plan Year. This Plan will not be deemed to satisfy the ADP Test for a Plan Year if an Eligible Participant is covered under another Safe Harbor 401(k) Plan maintained by the Employer which uses the provisions under this Section to comply with the ADP Test.

(c)

Deemed compliance with ACP Test. If the Plan satisfies all the conditions under subsection (a) above to qualify as a Safe Harbor 401(k) Plan, the Plan is deemed to satisfy the ACP Test for the Plan Year with respect to Employer Matching Contributions (including Employer Matching Contributions that are not used to qualify as a Safe Harbor 401(k) Plan), provided the following conditions are satisfied. If the Plan does not satisfy the requirements under this subsection (c) for a Plan Year, the Plan must satisfy the ACP Test for such Plan Year in accordance with subsection (d) below.

(1)

Only Employer Matching Contributions are Safe Harbor Matching Contributions under basic formula. If the only Employer Matching Contribution formula provided under the Plan is a basic safe harbor formula under Part 4E, #27.a. of the Agreement, the Plan is deemed to satisfy the ACP Test, without regard to the conditions under subsections (2) – (5) below.

(2)

Limit on contributions eligible for Employer Matching Contributions. If Employer Matching Contributions are provided (other than just Employer Matching Contributions under a basic safe harbor formula) the total Employer Matching Contributions provided under the Plan (whether or not such Employer Matching Contributions are provided under a Safe Harbor Matching Contribution formula) must not apply to any Section 401(k) Deferrals or Employee After-Tax Contributions that exceed 6% of Included Compensation. If an Employer Matching Contribution formula applies to both Section 401(k) Deferrals and Employee After-Tax Contributions, then the sum of such contributions that exceed 6% of Included Compensation must be disregarded under the formula.

(3)

Limit on discretionary Employer Matching Contributions. For Plan Years beginning after December 31, 1999, the Plan will not satisfy the ACP Safe Harbor if the Employer elects to provide discretionary Employer Matching Contributions in addition to the Safe Harbor Matching Contribution, unless the Employer limits the aggregate amount of such discretionary Employer Matching Contributions under Part 4B, #16.b. to no more than 4 percent of the Employee’s Included Compensation.

(4)

Rate of Employer Matching Contribution may not increase. The Employer Matching Contribution formula may not provide a higher rate of match at higher levels of Section 401(k) Deferrals or Employee After-Tax Contributions.

(5)

Limit on Employer Matching Contributions for Highly Compensated Employees. The Employer Matching Contributions made for any Highly Compensated Employee at any rate of Section 401(k) Deferrals and/or Employee After-Tax Contributions cannot be greater than the Employer Matching Contributions provided for any Nonhighly Compensated Employee at the same rate of Section 401(k) Deferrals and/or Employee After-Tax Contributions.

(6)

Employee After-Tax Contributions. If the Plan permits Employee After-Tax Contributions, such contributions must satisfy the ACP Test, regardless of whether the Employer Matching Contributions under Plan are deemed to satisfy the ACP Test under this subsection (c). The ACP Test must be performed in accordance with subsection (d) below.

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(d)

Rules for applying the ACP Test. If the ACP Test must be performed under a Safe Harbor 401(k) Plan, either because there are Employee After-Tax Contributions, or because the Employer Matching Contributions do not satisfy the conditions described in subsection (c) above, the Current Year Testing Method must be used to perform such test, even if the Agreement specifies that the Prior Year Testing Method applies. In addition, the testing rules provided in IRS Notice 98-52 (or any successor guidance) are applicable in applying the ACP Test.

(e)

Aggregated plans. If the Plan is aggregated with another plan under Section 17.5(a) or (b), then the Plan is not a Safe Harbor 401(k) Plan unless the conditions of this Section are satisfied on an aggregated basis.

(f)

First year of plan. To qualify as a Safe Harbor 401(k) Plan, the Plan Year must be a 12-month period, except for the first year of the Plan, in which case the Plan may have a short Plan Year. In no case may the Plan have a short Plan Year of less than 3 months.

If the Plan has an initial Plan Year that is less than 12 months, for purposes of applying the Annual Additions Limitation under Article 7, the Limitation Year will be the 12-month period ending on the last day of the short Plan Year. Thus, no proration of the Defined Contribution Dollar Limitation will be required. (See Section 7.4(e).) In addition, the Employer’s Included Compensation will be determined for the 12-month period ending on the last day of the short Plan Year.

17.7	Definitions. The following definitions apply for purposes of applying the provisions of this Article 17.

(a)

ACP - Average Contribution Percentage. The ACP for a group is the average of the contribution percentages calculated separately for each Eligible Participant in the group. An Eligible Participant’s contribution percentage is the ratio of the contributions made on behalf of the Participant that are included under the ACP Test, expressed as a percentage of the Participant’s Testing Compensation for the Plan Year. For this purpose, the contributions included under the ACP Test are the sum of the Employee After-Tax Contributions, Employer Matching Contributions, and QMACs (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. The ACP may also include other contributions as provided in Section 17.3(c), if applicable.

(b)

ADP - Average Deferral Percentage. The ADP for a group is the average of the deferral percentages calculated separately for each Eligible Participant in the group. A Participant’s deferral percentage is the ratio of the Participant’s deferral contributions expressed as a percentage of the Participant’s Testing Compensation for the Plan Year. For this purpose, a Participant’s deferral contributions include any Section 401(k) Deferrals made pursuant to the Participant’s deferral election, including Excess Deferrals of Highly Compensated Employees (but excluding Excess Deferrals of Nonhighly Compensated Employees). The ADP may also include other contributions as provided in Section 17.2(c), if applicable.

In determining a Participant’s deferral percentage for the Plan Year, a deferral contribution may be taken into account only if such contribution is allocated to the Participant’s Account as of a date within the Plan Year. For this purpose, a deferral contribution may only be allocated to a Participant’s Account within a particular Plan Year if the deferral contribution is actually paid to the Trust no later than the end of the 12-month period immediately following that Plan Year and the deferral contribution relates to Included Compensation that (1) would otherwise have been received by the Participant in that Plan Year or (2) is attributable to services performed in that Plan Year and would otherwise have been received by the Participant within 2½ months after the close of that Plan Year. No formal election need be made by the Employer to use the 2½-month rule described in the preceding sentence. However, deferral contributions may only be taken into account for a single Plan Year.

(c)

Excess Aggregate Contributions. Excess Aggregate Contributions for a Plan Year are the amounts contributed on behalf of the Highly Compensated Employees that exceed the maximum amount permitted under the ACP Test for such Plan Year. The total dollar amount of Excess Aggregate Contributions for a Plan Year is determined by calculating the amount that would have to be distributed to the Highly Compensated Employees if the distributions were made first to the Highly Compensated Employee(s) with the highest contribution percentage until either:

		(1)	the adjusted ACP for the Highly Compensated Employee Group would reach a percentage that satisfies the ACP Test, or

		(2)	the contribution percentage of the Highly Compensated Employee(s) with the next highest contribution percentage would be reached.

This process is repeated until the adjusted ACP for the Highly Compensated Employee Group would satisfy the ACP Test. The total dollar amount so determined is then divided among the Highly Compensated

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Employee Group in the manner described in Section 17.3(d)(1) to determine the actual corrective distributions to be made.

(d)

Excess Contributions. Excess Contributions for a Plan Year are the amounts taken into account in computing the ADP of the Highly Compensated Employees that exceed the maximum amount permitted under the ADP Test for such Plan Year. The total dollar amount of Excess Contributions for a Plan Year is determined by calculating the amount that would have to be distributed to the Highly Compensated Employees if the distributions were made first to the Highly Compensated Employee(s) with the highest deferral percentage until either:

	(1)	the adjusted ADP for the Highly Compensated Employee Group would reach a percentage that satisfies the ADP Test, or

	(2)	the deferral percentage of the Highly Compensated Employee(s) with the next highest deferral percentage would be reached.

This process is repeated until the adjusted ADP for the Highly Compensated Employee Group would satisfy the ADP test. The total dollar amount so determined is then divided among the Highly Compensated Employee Group in the manner described in Section 17.2(d)(1) to determine the actual corrective distributions to be made.

(e)

Highly Compensated Employee Group. The Highly Compensated Employee Group is the group of Eligible Participants who are Highly Compensated Employees for the current Plan Year. An Employee who makes a one-time irrevocable election not to participate in accordance with Section 1.10 (if authorized under Part 13, #75 of the Nonstandardized Agreement) will not be treated as an Eligible Participant.

(f)

Nonhighly Compensated Employee Group. The Nonhighly Compensated Employee Group is the group of Eligible Participants who are Nonhighly Compensated Employees for the applicable Plan Year. If the Prior Year Testing Method is selected under Part 4F of the Agreement, the Nonhighly Compensated Employee Group is the group of Eligible Participants in the prior Plan Year who were Nonhighly Compensated Employees for that year. If the Current Year Testing Method is selected under Part 4F of the Agreement, the Nonhighly Compensated Employee Group is the group of Eligible Participants who are Nonhighly Compensated Employees for the current Plan Year. An Employee who makes a one-time irrevocable election not to participate in accordance with Section 1.10 (if authorized under Part 13, #75 of the Nonstandardized Agreement) will not be treated as an Eligible Participant.

(g)

QMACs – Qualified Matching Contribution. To the extent authorized under Part 4B, #18 of the Agreement, QMACs are Employer Matching Contributions which are 100% vested when contributed to the Plan and are subject to the distribution restrictions applicable to Section 401(k) Deferrals under Article 8, except that no portion of a Participant’s QMAC Account may be distributed from the Plan on account of Hardship. See Section 8.6(c).

(h)

QNECs – Qualified Nonelective Contributions. To the extent authorized under Part 4C, #22 of the Agreement, QNECs are Employer Nonelective Contributions which are 100% vested when contributed to the Plan and are subject to the distribution restrictions applicable to Section 401(k) Deferrals under Article 8, except that no portion of a Participant’s QNEC Account may be distributed from the Plan on account of Hardship. See Section 8.6(c).

(i)

Testing Compensation. In determining the Testing Compensation used for purposes of applying the ADP Test, the ACP Test, and the Multiple Use Test, the Plan Administrator is not bound by any elections made under Part 3 of the Agreement with respect to Total Compensation or Included Compensation under the Plan. The Plan Administrator may determine on an annual basis (and within its discretion) the components of Testing Compensation for purposes of applying the ADP Test, the ACP Test and the Multiple Use Test. Testing Compensation must qualify as a nondiscriminatory definition of compensation under Code §414(s) and the regulations thereunder and must be applied consistently to all Participants. Testing Compensation may be determined over the Plan Year for which the applicable test is being performed or the calendar year ending within such Plan Year. In determining Testing Compensation, the Plan Administrator may take into consideration only the compensation received while the Employee is an Eligible Participant under the component of the Plan being tested. In no event may Testing Compensation for any Participant exceed the Compensation Dollar Limitation defined in Section 22.32. In determining Testing Compensation, the Plan Administrator may exclude amounts paid to an individual as severance pay to the extent such amounts are paid after the common-law employment relationship between the individual and the Employer has terminated, provided such amounts also are excluded in determining Total Compensation under 22.197.

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ARTICLE 18
PLAN AMENDMENTS AND TERMINATION

This Article contains the rules regarding the ability of the Prototype Sponsor or Employer to make Plan amendments and the effect of such amendments on the Plan. This Article also contains the rules for administering the Plan upon termination and the effect of Plan termination on Participants’ benefits and distribution rights.

18.1	Plan Amendments.

(a)

Amendment by the Prototype Sponsor. The Prototype Sponsor may amend the Prototype Plan on behalf of each adopting Employer who is maintaining the Plan at the time of the amendment. An amendment by the Prototype Sponsor to the Basic Plan Document does not require consent of the adopting Employers, nor does an adopting Employer have to reexecute its Agreement with respect to such an amendment. The Prototype Sponsor will provide each adopting Employer a copy of the amended Basic Plan Document (either by providing substitute or additional pages, or by providing a restated Basic Plan Document). An amendment by the Prototype Sponsor to any Agreement offered under the Prototype Plan is not effective with respect to an Employer’s Plan unless the Employer reexecutes the amended Agreement.

If the Prototype Plan is amended by the mass submitter, the mass submitter is treated as the agent of the Prototype Sponsor. If the Prototype Sponsor does not adopt any amendments made by the mass submitter, the Prototype Plan will no longer be identical to or a minor modifier of the mass submitter Prototype Plan.

(b)

Amendment by the Employer. The Employer shall have the right at any time to amend the Agreement in the following manner without affecting the Plan’s status as a Prototype Plan. (The ability to amend the Plan as authorized under this Section applies only to the Employer that executes the Signature Page of the Agreement. Any amendment to the Plan by the Employer under this Section also applies to any Related Employer that participates under the Plan as a Co-Sponsor.)

		(1)	The Employer may change any optional selections under the Agreement.

		(2)	The Employer may add additional language where authorized under the Agreement, including language necessary to satisfy Code §415 or Code §416 due to the aggregation of multiple plans.

(3)

The Employer may change the administrative selections under Part 12 of the Agreement by replacing the appropriate page(s) within the Agreement. Such amendment does not require reexecution of the Signature Page of the Agreement.

		(4)	The Employer may add any model amendments published by the IRS which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan.

		(5)	The Employer may adopt any amendments that it deems necessary to satisfy the requirements for resolving qualification failures under the IRS’ compliance resolution programs.

		(6)	The Employer may adopt an amendment to cure a coverage or nondiscrimination testing failure, as permitted under applicable Treasury regulations.

The Employer may amend the Plan at any time for any other reason, including a waiver of the minimum funding requirement under Code §412(d). However, such an amendment will cause the Plan to lose its status as a Prototype Plan and become an individually designed plan.

The Employer’s amendment of the Plan from one type of Defined Contribution Plan (e.g., a money purchase plan) into another type of Defined Contribution Plan (e.g., a profit sharing plan) will not result in a partial termination or any other event that would require full vesting of some or all Plan Participants.

Any amendment that affects the rights, duties or responsibilities of the Trustee or Plan Administrator may only be made with the Trustee’s or Plan Administrator’s written consent. Any amendment to the Plan must be in writing and a copy of the resolution (or similar instrument) setting forth such amendment (with the applicable effective date of such amendment) must be delivered to the Trustee.

No amendment may authorize or permit any portion of the assets held under the Plan to be used for or diverted to a purpose other than the exclusive benefit of Participants or their Beneficiaries, except to the extent such assets are used to pay taxes or administrative expenses of the Plan. An amendment also may not cause or permit any portion of the assets held under the Plan to revert to or become property of the Employer.

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(c)

Protected Benefits. Except as permitted under statute (such as Code §412(c)(8)), regulations (such as Treas. Reg. §1.411(d)-4), or other IRS guidance of general applicability, no Plan amendment (or other transaction having the effect of a Plan amendment, such as a merger, acquisition, plan transfer, or similar transaction) may reduce a Participant’s Account Balance or eliminate or reduce a Protected Benefit to the extent such Protected Benefit relates to amounts accrued prior to the adoption date (or effective date, if later) of the Plan amendment. For this purpose, Protected Benefits include any early retirement benefits, retirement-type subsidies, and optional forms of benefit (as defined under the regulations). If the adoption of this Plan will result in the elimination of a Protected Benefit, the Employer may preserve such Protected Benefit by identifying the Protected Benefit in accordance with Part 13, #58 of the Agreement [Part 13, #76 of the 401(k) Agreement]. Failure to identify Protected Benefits under the Agreement will not override the requirement that such Protected Benefits be preserved under this Plan. The availability of each optional form of benefit under the Plan must not be subject to Employer discretion.

Effective for amendments adopted and effective on or after September 6, 2000, if the Plan is a profit sharing plan or a 401(k) plan, the Employer may eliminate all annuity and installment forms of distribution (including the QJSA form of benefit to the extent the Plan is not required to offer such form of benefit under Article 9), provided the Plan offers a single-sum distribution option that is available at the same time as the annuity or installment options that are being eliminated. If the Plan is a money purchase plan or a target benefit plan, the Employer may not eliminate the QJSA form of benefit. However, the Employer may eliminate all other annuity and installment forms of distribution, provided the Plan offers a single-sum distribution option that is available at the same time as the annuity or installment options that are being eliminated. Any amendment eliminating an annuity or installment form of distribution may not be effective until the earlier of: (1) the date which is the 90th day following the date a summary of the amendment is furnished to the Participant which satisfies the requirements under DOL Reg. §2520.104b-3 or (2) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

18.2	Plan Termination. The Employer may terminate this Plan at any time by delivering to the Trustee and Plan Administrator written notice of such termination.

(a)

Full and immediate vesting. Upon a full or partial termination of the Plan (or in the case of a profit sharing plan, the complete discontinuance of contributions), all amounts credited to an affected Participant’s Account become 100% vested, regardless of the Participant’s vested percentage determined under Article 4. The Plan Administrator has discretion to determine whether a partial termination has occurred.

(b)

Distribution procedures. Upon the termination of the Plan, the Plan Administrator shall direct the distribution of Plan assets to Participants in accordance with the provisions under Article 8. For this purpose, distribution shall be made to Participants with vested Account Balances of $5,000 or less in lump sum as soon as administratively feasible following the Plan termination, regardless of any contrary election under Part 9, #34 of the Agreement [Part 9, #52 of the 401(k) Agreement]. For Participants with vested Account Balances in excess of $5,000, distribution will be made through the purchase of deferred annuity contracts which protect all Protected Benefits under the Plan, unless a Participant elects to receive an immediate distribution in any form of payment permitted under the Plan. If an immediate distribution is elected in a form other than a lump sum, the distribution will be satisfied through the purchase of an immediate annuity contract. Distributions will be made as soon as administratively feasible following the Plan termination, regardless of any contrary election under Part 9, #33 of the Agreement [Part 9, #51 of the 401(k) Agreement]. The references in this paragraph to $5,000 shall be deemed to mean $3,500, prior to the time the $5,000 threshold becomes effective under the Plan (as determined in Section 8.3(f)).

For purposes of applying the provisions of this subsection (b), distribution may be delayed until the Employer receives a favorable determination letter from the IRS as to the qualified status of the Plan upon termination, provided the determination letter request is made within a reasonable period following the termination of the Plan.

(1)

Special rule for certain profit sharing plans. If this Plan is a profit sharing plan, distribution will be made to all Participants, without consent, as soon as administratively feasible following the termination of the Plan, without regard to the value of the Participants’ vested Account Balance. This special rule applies only if the Plan does not provide for an annuity option under Part 11 of the Agreement and the Employer does not maintain any other Defined Contribution Plan (other than an ESOP) at any time between the termination of the Plan and the distribution.

(2)

Special rule for 401(k) plans. Section 401(k) Deferrals, QMACs, QNECs, Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions under a 401(k) plan (as well as transferred assets (see Section 3.3(c)(3)) which are subject to the distribution restrictions applicable to Section 401(k) Deferrals) may be distributed in a lump sum upon Plan termination only if the Employer does not maintain a Successor Plan at any time during the period beginning on the date of termination and ending 12 months after the final distribution of all Plan assets. For this purpose,

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a Successor Plan is any Defined Contribution Plan, other than an ESOP (as defined in Code §4975(e)(7)), a SEP (as defined in Code §408(k)), or a SIMPLE IRA (as defined in Code §408(p)). A plan will not be considered a Successor Plan, if at all times during the 24-month period beginning 12 months before the Plan termination, fewer than 2% of the Eligible Participants under the 401(k) plan are eligible under such plan. A distribution of these contributions may be made to the extent another distribution event permits distribution of such amounts.

(3)

Plan termination not distribution event if assets are transferred to another Plan. If, pursuant to the termination of the Plan, the Employer enters into a transfer agreement to transfer the assets of the terminated Plan to another plan maintained by the Employer (or by a successor employer in a transaction involving the acquisition of the Employer’s stock or assets, or other similar transaction), the termination of the Plan is not a distribution event and the distribution procedures above do not apply. Prior to the transfer of the assets, distribution of a Participant’s Account Balance may be made from the terminated Plan only to a Participant (or Beneficiary, if applicable) who is otherwise eligible for distribution without regard to the Plan’s termination. Otherwise, benefits will be distributed from the transferee plan in accordance with the terms of that plan (subject to the protection of any Protected Benefits that must be continued with respect to the transferred assets).

(c)

Termination upon merger, liquidation or dissolution of the Employer. The Plan shall terminate upon the liquidation or dissolution of the Employer or the death of the Employer (if the Employer is a sole proprietor) provided however, that in any such event, arrangements may be made for the Plan to be continued by any successor to the Employer.

18.3

Merger or Consolidation. In the event the Plan is merged or consolidated with another plan, each Participant must be entitled to a benefit immediately after such merger or consolidation that is at least equal to the benefit the Participant would have been entitled to had the Plan terminated immediately before such merger or consolidation. (See Section 4.1(d) for rules regarding vesting following a merger or consolidation.) The Employer may authorize the Trustee to enter into a merger agreement with the Trustee of another plan to effect such merger or consolidation. A merger agreement entered into by the Trustee is not part of this Plan and does not affect the Plan’s status as a Prototype Plan. (See Section 3.3 for the applicable rules where amounts are transferred to this Plan from another plan.)

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ARTICLE 19
MISCELLANEOUS

This Article contains miscellaneous provisions concerning the Employer’s and Participants’ rights and responsibilities under the Plan.

19.1

Exclusive Benefit. Except as provided under Section 19.2, no part of the Plan assets (including any corpus or income of the Trust) may revert to the Employer prior to the satisfaction of all liabilities under the Plan nor will such Plan assets be used for, or diverted to, a purpose other than the exclusive benefit of Participants or their Beneficiaries.

19.2

Return of Employer Contributions. Upon written request by the Employer, the Trustee must return any Employer Contributions provided that the circumstances and the time frames described below are satisfied. The Trustee may request the Employer to provide additional information to ensure the amounts may be properly returned. Any amounts returned shall not include earnings, but must be reduced by any losses.

	(a)	Mistake of fact. Any Employer Contributions made because of a mistake of fact must be returned to the Employer within one year of the contribution.

(b)

Disallowance of deduction. Employer Contributions to the Trust are made with the understanding that they are deductible. In the event the deduction of an Employer Contribution is disallowed by the IRS, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

(c)

Failure to initially qualify. Employer Contributions to the Plan are made with the understanding, in the case of a new Plan, that the Plan satisfies the qualification requirements of Code §401(a) as of the Plan’s Effective Date. In the event that the Internal Revenue Service determines that the Plan is not initially qualified under the Code, any Employer Contributions (and allocable earnings) made incident to that initial qualification must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the employer’s return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

19.3

Alienation or Assignment. Except as permitted under applicable statute or regulation, a Participant or Beneficiary may not assign, alienate, transfer or sell any right or claim to a benefit or distribution from the Plan, and any attempt to assign, alienate, transfer or sell such a right or claim shall be void, except as permitted by statute or regulation. Any such right or claim under the Plan shall not be subject to attachment, execution, garnishment, sequestration, or other legal or equitable process. This prohibition against alienation or assignment also applies to the creation, assignment, or recognition of a right to a benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a QDRO pursuant to Section 11.5, or any domestic relations order entered before January 1, 1985.

19.4

Participants’ Rights. The adoption of this Plan by the Employer does not give any Participant, Beneficiary, or Employee a right to continued employment with the Employer and does not affect the Employer’s right to discharge an Employee or Participant at any time. This Plan also does not create any legal or equitable rights in favor of any Participant, Beneficiary, or Employee against the Employer, Plan Administrator or Trustee. Unless the context indicates otherwise, any amendment to this Plan is not applicable to determine the benefits accrued (and the extent to which such benefits are vested) by a Participant or former Employee whose employment terminated before the effective date of such amendment, except where application of such amendment to the terminated Participant or former Employee is required by statute, regulation or other guidance of general applicability. Where the provisions of the Plan are ambiguous as to the application of an amendment to a terminated Participant or former Employee, the Plan Administrator has the authority to make a final determination on the proper interpretation of the Plan.

19.5

Military Service. To the extent required under Code §414(u), an Employee who returns to employment with the Employer following a period of qualified military service will receive any contributions, benefits and service credit required under Code §414(u), provided the Employee satisfies all applicable requirements under the Code and regulations.

19.6

Paired Plans. If the Employer adopts more than one Standardized Agreement, each of the Standardized Agreements are considered to be Paired Plans, provided the Employer completes Part 13, #54 of the Agreement [Part 13, #72 of the 401(k) Agreement] in a manner which ensures the plans together comply with the Annual Additions Limitation, as described in Article 7, and the Top-Heavy Plan rules, as described in Article 16. If the Employer adopts Paired Plans, each Plan must have the same Plan Year.

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19.7

Annuity Contract. Any annuity contract distributed under the Plan must be nontransferable. In addition, the terms of any annuity contract purchased and distributed to a Participant or to a Participant’s spouse must comply with all requirements under this Plan.

19.8

Use of IRS compliance programs. Nothing in this Plan document should be construed to limit the availability of the IRS’ voluntary compliance programs, including the IRS Administrative Policy Regarding Self-Correction (APRSC) program. An Employer may take whatever corrective actions are permitted under the IRS voluntary compliance programs, as is deemed appropriate by the Plan Administrator or Employer.

19.9

Loss of Prototype Status. If the Plan as adopted by the Employer fails to attain or retain qualification, such Plan will no longer qualify as a Prototype Plan and will be considered an individually-designed plan.

19.10

Governing Law. The provisions of this Plan shall be construed, administered, and enforced in accordance with the provisions of applicable Federal Law and, to the extent applicable, the laws of the state in which the Trustee has its principal place of business. The foregoing provisions of this Section shall not preclude the Employer and the Trustee from agreeing to a different state law with respect to the construction, administration and enforcement of the Plan.

19.11	Waiver of Notice. Any person entitled to a notice under the Plan may waive the right to receive such notice, to the extent such a waiver is not prohibited by law, regulation or other pronouncement.

19.12

Use of Electronic Media. The Plan Administrator may use telephonic or electronic media to satisfy any notice requirements required by this Plan, to the extent permissible under regulations (or other generally applicable guidance). In addition, a Participant’s consent to immediate distribution, as required by Article 8, may be provided through telephonic or electronic means, to the extent permissible under regulations (or other generally applicable guidance). The Plan Administrator also may use telephonic or electronic media to conduct plan transactions such as enrolling participants, making (and changing) salary reduction elections, electing (and changing) investment allocations, applying for Plan loans, and other transactions, to the extent permissible under regulations (or other generally applicable guidance).

19.13

Severability of Provisions. In the event that any provision of this Plan shall be held to be illegal, invalid or unenforceable for any reason, the remaining provisions under the Plan shall be construed as if the illegal, invalid or unenforceable provisions had never been included in the Plan.

19.14	Binding Effect. The Plan, and all actions and decisions made thereunder, shall be binding upon all applicable parties, and their heirs, executors, administrators, successors and assigns.

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ARTICLE 20
GUST ELECTIONS AND EFFECTIVE DATES

The provisions of this Plan are generally effective as of the Effective Date designated on the Signature Page of the Agreement. Appendix A of the Agreement also allows for special effective dates for specified provisions of the Plan, which override the general Effective Date under the Agreement. Section 22.96 refers to a series of laws that have been enacted since 1994 as the GUST Legislation, for which extended time (known as the remedial amendment period) was provided to Employers to conform their plan documents to such laws. This Article prescribes special effective date rules for conforming plans to the GUST Legislation.

20.1

GUST Effective Dates. If the Agreement is adopted within the remedial amendment period for the GUST Legislation, and the Plan has not previously been restated to comply with the GUST Legislation, then special effective dates apply to certain provisions. These special effective dates apply to the appropriate provisions of the Plan, even if such special effective dates are earlier than the Effective Date identified on the Signature Page of the Agreement. The Employer may specify in elections provided in Appendix B of the Agreement, how the Plan was operated to comply with the GUST Legislation. Appendix B need only be completed if the Employer operated this Plan in a manner that is different from the default provisions contained in this Plan or the elective choices made under the Agreement. If the Employer did not operate the Plan in a manner that is different from the default provisions or elective provisions of the Plan or, if the Plan is not being restated for the first time to comply with the GUST Legislation, and prior amendments or restatements of the Plan satisfied the requirement to amend timely to comply with the GUST Legislation, Appendix B need not be completed and may be removed from the Agreement.

If one or more qualified retirement plans have been merged into this Plan, the provisions of the merging plan(s) will remain in full force and effect until the Effective Date of the plan merger(s), unless provided otherwise under Appendix A-12 of the Agreement [Appendix A-16 of the 401(k) Agreement]. If the merging plan(s) have not been amended to comply with the changes required under the GUST Legislation, the merging plan(s) will be deemed amended retroactively for such required changes by operation of this Agreement. The provisions required by the GUST Legislation (as provided under this BPD and related Agreements) will be effective for purposes of the merging plan(s) as of the same effective date that is specified for that GUST provision in this BPD and Appendix B of the Agreement (even if that date precedes the general Effective Date specified in the Agreement).

20.2

Highly Compensated Employee Definition. The definition of Highly Compensated Employee under Section 22.99 is modified effective for Plan Years beginning after December 31, 1996. Under the current definition of Highly Compensated Employee, the Employer must designate under the Plan whether it is using the Top-Paid Group Test and whether it is using the Calendar Year Election or, for the 1997 Plan Year, whether it used the Old-Law Calendar Year Election.

(a)

Top-Paid Group Test. In determining whether an Employee is a Highly Compensated Employee, the Top-Paid Group Test under Section 22.99(b)(4) does not apply unless the Employer specifically elects under Part 13, #50.a. of the Agreement [Part 13, #68.a. of the 401(k) Agreement] to have the Top-Paid Group Test apply. The Employer’s election to use or not use the Top-Paid Group Test generally applies for all years beginning with the Effective Date of the Plan (or the first Plan Year beginning after December 31, 1996, if later). However, because the Employer may not have operated the Plan consistent with this Top-Paid Group Test election for all years prior to the date this Plan restatement is adopted, Appendix B-1.a. of the Agreement also permits the Employer to override the Top-Paid Group Test election under this Plan for specified Plan Years beginning after December 31, 1996, and before the date this Plan restatement is adopted.

(b)

Calendar Year Election. In determining whether an Employee is a Highly Compensated Employee, the Calendar Year Election under Section 22.99(b)(5) does not apply unless the Employer specifically elects under Part 13, #50.b. of the Agreement [Part 13, #68.b. of the 401(k) Agreement] to have the Calendar Year Election apply. The Employer’s election to use or not use the Calendar Year Election is generally effective for all years beginning with the Effective Date of this Plan (or the first Plan Year beginning after December 31, 1996, if later). However, because the Employer may not have operated the Plan consistent with this Calendar Year Election for all years prior to the date this Plan restatement is adopted, Appendix B-1.b. of the Agreement permits the Employer to override the Calendar Year Election under this Plan for specified Plan Years beginning after December 31, 1996, and before the date this Plan restatement is adopted.

(c)

Old-Law Calendar Year Election. In determining whether an Employee was a Highly Compensated Employee for the Plan Year beginning in 1997, a special Old-Law Calendar Year Election was available. (See Section 22.99(b)(6) for the definition of the Old-Law Calendar Year Election.) Appendix B-1.c. of the Agreement permits the Employer to designate whether it used the Old-Law Calendar Year Election for the 1997 Plan Year. If the Employer did not use the Old-Law Calendar Year Election, the election in Appendix B-1.c. need not be completed.

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20.3

Required Minimum Distributions. Appendix B-2 of the Agreement permits the Employer to designate how it complied with the GUST Legislation changes to the required minimum distribution rules. Section 10.4 describes the application of the GUST Legislation changes to the required minimum distribution rules.

20.4

$5,000 Involuntary Distribution Threshold. For Plan Years beginning on or after August 5, 1997, a Participant (and spouse, if the Joint and Survivor Annuity rules apply under Article 9) must consent to a distribution from the Plan if the Participant’s vested Account Balance exceeds $5,000. (See Section 8.3(e) for the applicable rules for determining the value of a Participant’s vested Account Balance.) For Plan Years beginning before August 5, 1997, the consent threshold was $3,500 instead of $5,000.

The increase in the consent threshold to $5,000 is generally effective for Plan Years beginning on or after August 5, 1997. However, because the Employer may not have operated the Plan consistent with the $5,000 threshold for all years prior to the date this Plan restatement was adopted, Appendix B-3.a. of the Agreement permits the Employer to designate the Plan Year during which it began applying the higher $5,000 consent threshold. If the Employer began applying the $5,000 consent threshold for Plan Years beginning on or after August 5, 1997, Appendix B-3.a. need not be completed. If the Employer did not begin using the $5,000 consent threshold until some later date, the Employer must designate the appropriate date in Appendix B-3.a.

20.5

Repeal of Family Aggregation for Allocation Purposes. For Plan Years beginning on or after January 1, 1997, the family aggregation rules were repealed. For Plan Years beginning before January 1, 1997, the family aggregation rules required that family members of a Five-Percent Owner or one of the 10 Employees with the highest ownership interest in the Employer were aggregated as a single Highly Compensated Employee for purposes of determining such individuals’ share of any contributions under the Plan. In determining the allocation for such aggregated individuals, the Compensation Dollar Limitation (as defined in Section 22.32) was applied on an aggregated basis with respect to the Five-Percent Owner or top-10 owner, his/her spouse, and his/her minor children (under the age of 19).

The family aggregation rules were repealed effective for Plan Years beginning on or after January 1, 1997. However, because the Employer may not have operated the Plan consistent with the repeal of family aggregation for all years prior to the date this Plan restatement is adopted, Appendix B-3.b. of the Agreement permits the Employer to designate the Plan Year during which it repealed family aggregation for allocation purposes. If the Employer implemented the repeal of family aggregation for Plan Years beginning on or after January 1, 1997, Appendix B-3.b. need not be completed. If the Employer did not implement the repeal of family aggregation until some later date, the Employer must designate the appropriate date in Appendix B-3.b.

20.6

ADP/ACP Testing Methods. The GUST Legislation modified the nondiscrimination testing rules for Section 401(k) Deferrals, Employer Matching Contributions, and Employee After-Tax Contributions, effective for Plan Years beginning after December 31, 1996. For purposes of applying the ADP Test and ACP Test under the 401(k) Agreement, the Employer must designate the testing methodology used for each Plan Year. (See Article 17 for the definition of the ADP Test and the ACP Test and the applicable testing methodology.)

Part 4F of the 401(k) Agreement contains elective provisions for the Employer to designate the testing methodology it will use in performing the ADP Test and the ACP Test. Appendix B-5.a. of the 401(k) Agreement contains elective provisions for the Employer to designate the testing methodology it used for Plan Years that began before the adoption of the Agreement.

20.7

Safe Harbor 401(k) Plan. Effective for Plan Years beginning after December 31, 1998, the Employer may elect under Part 4E of the 401(k) Agreement to apply the Safe Harbor 401(k) Plan provisions. To qualify as a Safe Harbor 401(k) Plan for a Plan Year, the Plan must be identified as a Safe Harbor 401(k) Plan for such year.

If the Employer elects under Part 4E to apply the Safe Harbor 401(k) Plan provisions, the Plan generally will be considered a Safe Harbor Plan for all Plan Years beginning with the Effective Date of the Plan (or January 1, 1999, if later). Likewise, if the Employer does not elect to apply the Safe Harbor 401(k) provisions, the Plan generally will not be considered a Safe Harbor Plan for such year. However, because the Employer may have operated the Plan as a Safe Harbor 401(k) Plan for Plan Years prior to the Effective Date of this Plan or may not have operated the Plan consistent with its election under Part 4E to apply (or to not apply) the Safe Harbor 401(k) Plan provisions for all years prior to the date this Plan restatement is adopted, Appendix B-5.b. of the 401(k) Agreement permits the Employer to designate any Plan Year in which the Plan was (or was not) a Safe Harbor 401(k) Plan. Appendix B-5.b. should only be completed if the Employer operated this Plan prior to date it was actually adopted in a manner that is inconsistent with the election made under Part 4E of the Agreement.

If the Employer elects under Appendix B-5.b. of the Agreement to apply the Safe Harbor 401(k) Plan provisions for any Plan Year beginning prior to the date this Plan is adopted, the Plan must have complied with the requirements under Section 17.6 for such year. The type and amount of the Safe Harbor Contribution for such Plan Year(s) is the type and amount of contribution described in the Participant notice issued pursuant to Section 17.6(a)(4) for such Plan Year.

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

ARTICLE 21
PARTICIPATION BY RELATED EMPLOYERS (CO-SPONSORS)

21.1

Co-Sponsor Adoption Page. A Related Employer may elect to participate under this Plan by executing a Co-Sponsor Adoption Page under the Agreement. By executing a Co-Sponsor Adoption Page, the Co-Sponsor adopts all the provisions of the Plan, including the elective choices made by the Employer under the Agreement. The Co-Sponsor is also bound by any amendments made to the Plan in accordance with Article 18. The Co-Sponsor agrees to use the same Trustee as is designated on the Trustee Declaration under the Agreement, except as provided in a separate trust agreement authorized under Article 12.

21.2

Participation by Employees of Co-Sponsor. A Related Employer may not contribute to this Plan unless it executes the Co-Sponsor Adoption Page. (See Section 1.3 for a discussion of the eligibility rules as they apply to Employees of Related Employers who do not execute a Co-Sponsor Adoption Page.) However, in applying the provisions of this Plan, Total Compensation (as defined in Section 22.197) includes amounts earned with a Related Employer, regardless of whether such Related Employer executes a Co-Sponsor Adoption Page. The Employer may elect under Part 3, #10.b.(7) of the Nonstandardized Agreement [Part 3, #10.i. of the Nonstandardized 401(k) Agreement] to exclude amounts earned with a Related Employer that does not execute a Co-Sponsor Page for purposes of determining an Employee’s Included Compensation under the Plan.

21.3

Allocation of Contributions and Forfeitures. Unless selected otherwise under the Co-Sponsor Adoption Page, any contributions made by a Co-Sponsor (and any forfeitures relating to such contributions) will be allocated to all Eligible Participants employed by the Employer and Co-Sponsors in accordance with the provisions under this Plan. Under a Nonstandardized Agreement, a Co-Sponsor may elect under the Co-Sponsor Page to allocate its contributions (and forfeitures relating to such contributions) only to the Eligible Participants employed by the Co-Sponsor making such contributions. If so elected, Employees of the Co-Sponsor will not share in an allocation of contributions (or forfeitures relating to such contributions) made by any other Related Employer (except in such individual’s capacity as an Employee of that other Related Employer). Where contributions are allocated only to the Employees of a contributing Co-Sponsor, the Plan Administrator will maintain a separate accounting of an Employee’s Account Balance attributable to the contributions of a particular Co-Sponsor. This separate accounting is necessary only for contributions that are not 100% vested, so that the allocation of forfeitures attributable to such contributions can be allocated for the benefit of the appropriate Employees. An election to allocate contributions and forfeitures only to the Eligible Participants employed by the Co-Sponsor making such contributions will preclude the Plan from satisfying the nondiscrimination safe harbor rules under Treas. Reg. §1.401(a)(4)-2 and may require additional nondiscrimination testing.

21.4

Co-Sponsor No Longer a Related Employer. If a Co-Sponsor becomes a Former Related Employer because of an acquisition or disposition of stock or assets, a merger, or similar transaction, the Co-Sponsor will cease to participate in the Plan as soon as administratively feasible. If the transition rule under Code §410(b)(6)(C) applies, the Co-Sponsor will cease to participate in the Plan as soon as administratively feasible after the end of the transition period described in Code §410(b)(6)(C). If a Co-Sponsor ceases to be a Related Employer under this Section 21.4, the following procedures may be followed to discontinue the Co-Sponsor’s participation in the Plan.

(a)

Manner of discontinuing participation. To document the cessation of participation by a Former Related Employer, the Former Related Employer may discontinue its participation as follows: (1) the Former Related Employer adopts a resolution that formally terminates active participation in the Plan as of a specified date, (2) the Employer that has executed the Signature Page of the Agreement reexecutes such page, indicating an amendment by page substitution through the deletion of the Co-Sponsor Adoption Page executed by the Former Related Employer, and (3) the Former Related Employer provides any notices to its Employees that are required by law. Discontinuance of participation means that no further benefits accrue after the effective date of such discontinuance with respect to employment with the Former Related Employer. The portion of the Plan attributable to the Former Related Employer may continue as a separate plan, under which benefits may continue to accrue, through the adoption by the Former Related Employer of a successor plan (which may be created through the execution of a separate Agreement by the Former Related Employer) or by spin-off of that portion of the Plan followed by a merger or transfer into another existing plan, as specified in a merger or transfer agreement.

(b)

Multiple employer plan. If, after a Co-Sponsor becomes a Former Related Employer, its Employees continue to accrue benefits under this Plan, the Plan will be treated as a multiple employer plan to the extent required by law. So long as the discontinuance procedures of this Section are satisfied, such treatment as a multiple employer plan will not affect reliance on the favorable IRS letter issued to the Prototype Sponsor or any determination letter issued on the Plan.

21.5

Special Rules for Standardized Agreements. As stated in Section 1.3(b) of this BPD, under a Standardized Agreement each Related Employer (who has Employees who may be eligible to participate in the Plan) is required to execute a Co-Sponsor Adoption Page. If a Related Employer fails to execute a Co-Sponsor Adoption Page, the Plan will be treated as an individually-designed plan, except as provided in subsections (a) and (b) below. Nothing in this

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

Plan shall be construed to treat a Related Employer as participating in the Plan in the absence of a Co-Sponsor Adoption Page executed by that Related Employer.

(a)

New Related Employer. If an organization becomes a New Related Employer after the Effective Date of the Agreement by reason of an acquisition or disposition of stock or assets, a merger, or similar transaction, the New Related Employer must execute a Co-Sponsor Page no later than the end of the transition period described in Code §410(b)(6)(C). Participation of the New Related Employer must be effective no later than the first day of the Plan Year that begins after such transition period ends. If the transition period in Code §410(b)(6)(C) is not applicable, the effective date of the New Related Employer’s participation in the Plan must be no later than the date it became a Related Employer.

(b)	Former Related Employer. If an organization ceases to be a Related Employer (Former Related Employer), the provisions of Section 21.4, relating to discontinuance of participation, apply.

Under the Standardized Agreement, if the rules of subsections (a) or (b) are followed, the Employer may continue to rely on the favorable IRS letter issued to the Prototype Sponsor during any period in which a New Related Employer is not participating in the Plan or a Former Related Employer continues to participate in the Plan. If the rules of subsections (a) or (b) are not followed, the Plan is treated as an individually-designed plan for any period of such noncompliance.

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ARTICLE 22
PLAN DEFINITIONS

This Article contains definitions for common terms that are used throughout the Plan. All capitalized terms under the Plan are defined in this Article. Where applicable, this Article will refer to other Sections of the Plan where the term is defined.

22.1

Account. The separate Account maintained for each Participant under the Plan. To the extent applicable, a Participant may have any (or all) of the following separate sub-Accounts within his/her Account: Employer Contribution Account, Section 401(k) Deferral Account, Employer Matching Contribution Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, Rollover Contribution Account, and Transfer Account. The Transfer Account also may have any (or all) of the sub-Accounts listed above. The Plan Administrator may maintain other sub-Accounts, if necessary, for proper administration of the Plan.

22.2

Account Balance. A Participant’s Account Balance is the total value of all Accounts (whether vested or not) maintained for the Participant. A Participant’s vested Account Balance includes only those amounts for which the Participant has a vested interest in accordance with the provisions under Article 4 and Part 6 of the Agreement. A Participant’s Section 401(k) Deferral Account, QMAC Account, QNEC Account, Employee After-Tax Contribution Account, Safe Harbor Matching Contribution Account, Safe Harbor Nonelective Contribution Account, and Rollover Contribution Account are always 100% vested.

22.3

Accrued Benefit. If referred to in the context of a Defined Contribution Plan, the Accrued Benefit is the Account Balance. If referred to in the context of a Defined Benefit Plan, the Accrued Benefit is the benefit accrued under the benefit formula prescribed by the Defined Benefit Plan.

22.4

ACP -- Average Contribution Percentage. The average of the contribution percentages for the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group, which are tested for nondiscrimination under the ACP Test. See Section 17.7(a).

22.5

ACP Test -- Actual Contribution Percentage Test. The special nondiscrimination test that applies to Employer Matching Contributions and/or Employee After-Tax Contributions under the 401(k) Agreement. See Section 17.3.

22.6

Actual Hours Crediting Method. The Actual Hours Crediting Method is a method for counting service for purposes of Plan eligibility and vesting. Under the Actual Hours Crediting Method, an Employee is credited with the actual Hours of Service the Employee completes with the Employer or the number of Hours of Service for which the Employee is paid (or entitled to payment).

22.7	Adoption Agreement. See the definition for Agreement.

22.8

ADP -- Average Deferral Percentage. The average of the deferral percentages for the Highly Compensated Employee Group and the Nonhighly Compensated Employee Group, which are tested for nondiscrimination under the ADP Test. See Section 17.7(b).

22.9	ADP Test -- Actual Deferral Percentage Test. The special nondiscrimination test that applies to Section 401(k) Deferrals under the 401(k) Agreement. See Section 17.2.

22.10

Agreement. The Agreement (sometimes referred to as the “Adoption Agreement”) contains the elective provisions under the Plan that an Employer completes to supplement or modify the provisions under the BPD. Each Employer that adopts this Plan must complete and execute the appropriate Agreement. An Employer may adopt more than one Agreement under this Prototype Plan. Each executed Agreement is treated as a separate Plan and Trust. For example, if an Employer executes a profit sharing plan Agreement and a money purchase plan Agreement, the Employer is treated as maintaining two separate Plans under this Prototype Plan document. An Agreement is treated as a single Plan, even if there is one or more executed Co-Sponsor Adoption Pages associated with the Agreement.

22.11	Aggregate Limit. The limit imposed under the Multiple Use Test on amounts subject to both the ADP Test and the ACP Test. See Section 17.4(a).

22.12	Alternate Payee. A person designated to receive all or a portion of the Participant’s benefit pursuant to a QDRO. See Section 11.5.

22.13

Anniversary Year Method. A method for determining Eligibility Computation Periods after an Employee’s initial Eligibility Computation Period. See Section 1.4(c)(2) for more detailed discussion of the Anniversary Year Method.

22.14	Anniversary Years. An alternative period for measuring Vesting Computation Periods. See Section 4.4.

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119

22.15

Annual Additions. The amounts taken into account under a Defined Contribution Plan for purposes of applying the limitation on allocations under Code §415. See Section 7.4(a) for the definition of Annual Additions.

22.16	Annual Additions Limitation. The limit on the amount of Annual Additions a Participant may receive under the Plan during a Limitation Year. See Article 7.

22.17

Annuity Starting Date. This Plan does not use the term Annuity Starting Date. To determine whether the notice and consent requirements in Articles 8 and 9 are satisfied, the Distribution Commencement Date (see Section 22.56) is used, even for a distribution that is made in the form of an annuity. However, the payment made on the Distribution Commencement Date under an annuity form of payment may reflect annuity payments that are calculated with reference to an “annuity starting date” that occurs prior to the Distribution Commencement Date (e.g., the first day of the month in which the Distribution Commencement Date falls).

22.18	Applicable Life Expectancy. The Life Expectancy used to determine a Participant’s required minimum distribution under Article 10. See Section 10.3(d).

22.19	Applicable Percentage. The maximum percentage of Excess Compensation that may be allocated to Eligible Participants under the Permitted Disparity Method. See Article 2.

22.20

Average Compensation. The average of a Participant’s annual Included Compensation during the Averaging Period designated under Part 3, #11 of the target benefit plan Agreement. See Section 2.5(d)(1) for a complete definition of Average Compensation.

22.21

Averaging Period. The period used for determining an Employee’s Average Compensation. Unless modified under Part 3, #11.a. of the target benefit plan Agreement, the Averaging Period is the three (3) consecutive Measuring Periods during the Participant’s Employment Period which produces the highest Average Compensation.

22.22	Balance Forward Method. A method for allocating net income or loss to Participants’ Accounts based on the Account Balance as of the most recent Valuation Date under the Plan. See Section 13.4(a).

22.23	Basic Plan Document. See the definition for BPD.

22.24

Beneficiary. A person designated by the Participant (or by the terms of the Plan) to receive a benefit under the Plan upon the death of the Participant. See Section 8.4(c) for the applicable rules for determining a Participant’s Beneficiaries under the Plan.

22.25

BPD. The BPD (sometimes referred to as the “Basic Plan Document”) is the portion of the Plan that contains the non-elective provisions. The provisions under the BPD may be supplemented or modified by elections the Employer makes under the Agreement or by separate governing documents that are expressly authorized by the BPD.

22.26

Break-in-Service - Eligibility. Generally, an Employee incurs a Break-in-Service for eligibility purposes for each Eligibility Computation Period during which the Employee does not complete more than 500 Hours of Service with the Employer. However, if the Employer elects under Part 7 of the Agreement to require less than 1,000 Hours of Service to earn a Year of Service for eligibility purposes, a Break in Service will occur for any Eligibility Computation Period during which the Employee does not complete more than one-half (1/2) of the Hours of Service required to earn a Year of Service. (See Section 1.6 for a discussion of the eligibility Break-in-Service rules. Also see Section 6.5(b) for rules applicable to the determination of a Break in Service when the Elapsed Time Method is used.)

22.27

Break-in-Service - Vesting. Generally, an Employee incurs a Break-in-Service for vesting purposes for each Vesting Computation Period during which the Employee does not complete more than 500 Hours of Service with the Employer. However, if the Employer elects under Part 7 of the Agreement to require less than 1,000 Hours of Service to earn a Year of Service for vesting purposes, a Break in Service will occur for any Vesting Computation Period during which the Employee does not complete more than one-half (1/2) of the Hours of Service required to earn a Year of Service. (See Section 4.6 for a discussion of the vesting Break-in-Service rules. Also see Section 6.5(b) for rules applicable to the determination of a Break in Service when the Elapsed Time Method is used.)

22.28	Calendar Year Election. A special election used for determining the Lookback Year in applying the Highly Compensated Employee test under Section 22.99.

22.29

Cash-Out Distribution. A total distribution made to a partially vested Participant upon termination of participation under the Plan. See Section 5.3(a) for the rules regarding the forfeiture of nonvested benefits upon a Cash-Out Distribution from the Plan.

22.30	Code. The Internal Revenue Code of 1986, as amended.

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22.31

Code §415 Safe Harbor Compensation. An optional definition of compensation used to determine Total Compensation. This definition may be selected under Part 3, #9.c. of the Agreement. See Section 22.197(c) for the definition of Code §415 Safe Harbor Compensation.

22.32

Compensation Dollar Limitation. The maximum amount of compensation that can be taken into account for any Plan Year for purposes of determining a Participant’s Included Compensation (see Section 22.102) or Testing Compensation (see Section 22.190). For Plan Years beginning on or after January 1, 1994, the Compensation Dollar Limitation is $150,000, as adjusted for increases in the cost-of-living in accordance with Code §401(a)(17)(B).

In determining the Compensation Dollar Limitation for any applicable period for which Included Compensation or Testing Compensation is being determined (the “determination period”), the cost-of-living adjustment in effect for a calendar year applies to any determination period beginning with or within such calendar year. If a determination period consists of fewer than 12 months, the Compensation Dollar Limitation for such period is an amount equal to the otherwise applicable Compensation Dollar Limitation multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12. A determination period will not be considered to be less than 12 months merely because compensation is taken into account only for the period the Employee is an Eligible Participant. If Section 401(k) Deferrals, Employer Matching Contributions, or Employee After-Tax Contributions are separately determined for each pay period, no proration of the Compensation Dollar Limitation is required with respect to such pay periods.

For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the Compensation Dollar Limitation taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code §415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

If compensation for any prior determination period is taken into account in determining a Participant’s allocations for the current Plan Year, the compensation for such prior determination period is subject to the applicable Compensation Dollar Limitation in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the Compensation Dollar Limitation in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the Compensation Dollar Limitation in effect for determination periods beginning before that date is $150,000.

22.33

Co-Sponsor. A Related Employer that adopts this Plan by executing the Co-Sponsor Adoption Page under the Agreement. See Article 21 for the rules applicable to contributions and deductions for contributions made by a Co-Sponsor.

22.34	Co-Sponsor Adoption Page. The execution page under the Agreement that permits a Related Employer to adopt this Plan as a Co-Sponsor. See Article 21.

22.35

Covered Compensation. The average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. See Section 2.5(d)(2).

22.36	Cumulative Disparity Limit. A limit on the amount of permitted disparity that may be provided under the target benefit plan Agreement. See Section 2.5(c)(3)(iv).

22.37

Current Year Testing Method. A method for applying the ADP Test and/or the ACP Test. See Section 17.2(a)(2) for a discussion of the Current Year Testing Method under the ADP Test and 17.3(a)(2) for a discussion of the Current Year Testing Method under the ACP Test.

22.38	Custodian. An organization that has custody of all or any portion of the Plan assets. See Section 12.11.

22.39

Davis-Bacon Act Service. A Participant’s service used to apply the Davis-Bacon Contribution Formula under Part 4 of the Nonstandardized Agreement [Part 4C of the Nonstandardized 401(k) Agreement]. For this purpose, Davis-Bacon Act Service is any service performed by an Employee under a public contract subject to the Davis-Bacon Act or to any other federal, state or municipal prevailing wage law. See Section 2.2(a)(1).

22.40

Davis-Bacon Contribution Formula. The Employer may elect under Part 4 of the Nonstandardized Agreement [Part 4C of the Nonstandardized 401(k) Agreement] to provide an Employer Contribution for each Eligible Participant who performs Davis-Bacon Act Service. (See Section 2.2(a)(1) (profit sharing plan and 401(k) plan) and Section 2.4(e) (money purchase plan) for special rules regarding the application of the Davis-Bacon Contribution Formula.)

22.41	Defined Benefit Plan. A plan under which a Participant’s benefit is based solely on the Plan’s benefit formula without the establishment of separate Accounts for Participants.

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22.42

Defined Benefit Plan Fraction. A component of the combined limitation test under Code §415(e) for Employers that maintain or ever maintained both a Defined Contribution and a Defined Benefit Plan. See Section 7.5 (b)(1).

22.43

Defined Contribution Plan. A plan that provides for individual Accounts for each Participant to which all contributions, forfeitures, income, expenses, gains and losses under the Plan are credited or deducted. A Participant’s benefit under a Defined Contribution Plan is based solely on the fair market value of his/her vested Account Balance.

22.44	Defined Contribution Plan Dollar Limitation. The maximum dollar amount of Annual Additions an Employee may receive under the Plan. See Section 7.4(b).

22.45

Defined Contribution Plan Fraction. A component of the combined limitation test under Code §415(e) for Employers that maintain or ever maintained both a Defined Contribution and a Defined Benefit Plan. See Section 7.5(b)(2).

22.46

Designated Beneficiary. A Beneficiary who is designated by the Participant (or by the terms of the Plan) and whose Life Expectancy is taken into account in determining minimum distributions under Code §401(a)(9). See Article 10.

22.47	Determination Date. The date as of which the Plan is tested to determine whether it is a Top-Heavy Plan. See Section 16.3(a).

22.48	Determination Period. The period during which contributions to the Plan are tested to determine if the Plan is a Top-Heavy Plan. See Section 16.3(b).

22.49	Determination Year. The Plan Year for which an Employee’s status as a Highly Compensated Employee is being determined. See Section 22.99(b)(1).

22.50	Directed Account. The Plan assets under a Trust which are held for the benefit of a specific Participant. See Section 13.4(b).

22.51	Directed Trustee. A Trustee is a Directed Trustee to the extent that the Trustee’s investment powers are subject to the direction of another person. See Section 12.2(b).

22.52	Direct Rollover. A rollover, at the Participant’s direction, of all or a portion of the Participant’s vested Account Balance directly to an Eligible Retirement Plan. See Section 8.8.

22.53

Disabled. Except as modified under Part 13, #55 of the Agreement [Part 13, #73 of the 401(k) Agreement], an individual is considered Disabled for purposes of applying the provisions of this Plan if the individual is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

22.54

Discretionary Trustee. A Trustee is a Discretionary Trustee to the extent the Trustee has exclusive authority and discretion to invest, manage or control the Plan assets without direction from any other person. See Section 12.2(a).

22.55	Distribution Calendar Year. A calendar year for which a minimum distribution is required. See Section 10.3(f).

22.56

Distribution Commencement Date. The date an Employee commences distribution from the Plan. If a Participant commences distribution with respect to a portion of his/her Account Balance, a separate Distribution Commencement Date applies to any subsequent distribution. If distribution is made in the form of an annuity, the Distribution Commencement Date may be treated as the first day of the first period for which annuity payments are made.

22.57

Early Retirement Age. The age and/or Years of Service requirement prescribed by Part 5, #17 of the Agreement [Part 5, #35 of the 401(k) Agreement]. Early Retirement Age may be used to determine distribution rights and/or vesting rights. The Plan is not required to have an Early Retirement Age.

22.58

Earned Income. Earned Income is the net earnings from self-employment in the trade or business with respect to which the Plan is established, and for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Code §404. Net earnings shall be determined after the deduction allowed to the taxpayer by Code §164(f). If Included Compensation is defined to exclude any items of Compensation (other than Elective Deferrals), then for purposes of determining the Included Compensation of a Self-Employed Individual, Earned Income shall be adjusted by multiplying Earned Income by the percentage of Total Compensation that is included for the Eligible Participants who are Nonhighly Compensated Employees. The percentage is determined by calculating the percentage of each Nonhighly Compensated Eligible Participant’s Total Compensation that is included in the definition of Included Compensation and averaging those percentages.

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22.59

Effective Date. The date this Plan, including any restatement or amendment of this Plan, is effective. Where the Plan is restated or amended, a reference to Effective Date is the effective date of the restatement or amendment, except where the context indicates a reference to an earlier Effective Date. If this Plan is retroactively effective, the provisions of this Plan generally control. However, if the provisions of this Plan are different from the provisions of the Employer’s prior plan and, after the retroactive Effective Date of this Plan, the Employer operated in compliance with the provisions of the prior plan, the provisions of such prior plan are incorporated into this Plan for purposes of determining whether the Employer operated the Plan in compliance with its terms, provided operation in compliance with the terms of the prior plan do not violate any qualification requirements under the Code, regulations, or other IRS guidance.

The Employer may designate special effective dates for individual provisions under the Plan where provided in the Agreement or under Appendix A of the Agreement. If one or more qualified retirement plans have been merged into this Plan, the provisions of the merging plan(s) will remain in full force and effect until the Effective Date of the plan merger(s), unless provided otherwise under Appendix A-12 of the Agreement [Appendix A-16 of the 401(k) Agreement]. See Section 20.1 for special effective date provisions relating to the changes required under the GUST Legislation.

22.60

Elapsed Time Method. The Elapsed Time Method is a special method for crediting service for eligibility, vesting or for applying the allocation conditions under Part 4 of the Agreement. To apply the Elapsed Time Method for eligibility or vesting, the Employer must elect the Elapsed Time Method under Part 7 of the Agreement. To apply the Elapsed Time Method to determine an Employee’s eligibility for an allocation under the Plan, the Employer must elect the Elapsed Time Method under Part 4, #15.e. of the Nonstandardized Agreement [Part 4B, #19.e. and/or Part 4C, #24.e. of the Nonstandardized 401(k) Agreement]. (See Section 6.5(b) for more information on the Elapsed Time Method of crediting service for eligibility and vesting and Section 2.6(c) for information on the Elapsed Time Method for allocation conditions.)

22.61

Elective Deferrals. Section 401(k) Deferrals, salary reduction contributions to a SEP described in Code §§408(k)(6) and 402(h)(1)(B) (sometimes referred to as a SARSEP), contributions made pursuant to a Salary Reduction Agreement to a contract, custodial account or other arrangement described in Code §403(b), and elective contributions made to a SIMPLE-IRA plan, as described in Code §408(p). Elective Deferrals shall not include any amounts properly distributed as an Excess Amount under §415 of the Code.

22.62

Eligibility Computation Period. The 12-consecutive month period used for measuring whether an Employee completes a Year of Service for eligibility purposes. An Employee’s initial Eligibility Computation Period always begins on the Employee’s Employment Commencement Date. Subsequent Eligibility Computation Periods are measured under the Shift-to-Plan-Year Method or the Anniversary Year Method. See Section 1.4(c).

22.63

Eligible Participant. Except as provided under Part 1, #6 of the Agreement, an Employee (other than an Excluded Employee) becomes an Eligible Participant on the appropriate Entry Date (as selected under Part 2 of the Agreement) following satisfaction of the Plan’s minimum age and service conditions (as designated in Part 1 of the Agreement). See Article 1 for the rules regarding participation under the Plan.

For purposes of the 401(k) Agreement, an Eligible Participant is any Employee (other than an Excluded Employee) who has satisfied the Plan’s minimum age and service conditions designated in Part 1 of the Agreement with respect to a particular contribution. With respect to Section 401(k) Deferrals or Employee After-Tax Contributions, an Employee who has satisfied the eligibility conditions under Part 1 of the Agreement for making Section 401(k) Deferrals or Employee After-Tax Contribution is an Eligible Participant with respect to such contributions, even if the Employee chooses not to actually make any such contributions. With respect to Employer Matching Contributions, an Employee who has satisfied the eligibility conditions under Part 1 of the Agreement for receiving such contributions is an Eligible Participant with respect to such contributions, even if the Employee does not receive an Employer Matching Contribution (including forfeitures) because of the Employee’s failure to make Section 401(k) Deferrals or Employee After-Tax Contributions, as applicable.

22.64	Eligible Rollover Distribution. An amount distributed from the Plan that is eligible for rollover to an Eligible Retirement Plan. See Section 8.8(a).

22.65	Eligible Retirement Plan. A qualified retirement plan or IRA that may receive a rollover contribution. See Section 8.8(b).

22.66

Employee. An Employee is any individual employed by the Employer (including any Related Employers). An independent contractor is not an Employee. An Employee is not eligible to participate under the Plan if the individual is an Excluded Employee under Section 1.2. (See Section 1.3 for rules regarding coverage of Employees of Related Employers.) For purposes of applying the provisions under this Plan, a Self-Employed Individual (including a partner in a partnership) is treated as an Employee. A Leased Employee is also treated as an Employee of the recipient organization, as provided in Section 1.2(b).

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22.67	Employee After-Tax Contribution Account. The portion of the Participant’s Account attributable to Employee After-Tax Contributions.

22.68

Employee After-Tax Contributions. Employee After-Tax Contributions are contributions made to the Plan by or on behalf of a Participant that is included in the Participant’s gross income in the year in which made and that is maintained under a separate Employee After-Tax Contribution Account to which earnings and losses are allocated. Employee After-Tax Contributions may only be made under the Nonstandardized 401(k) Agreement. See Section 3.1.

22.69

Employer. Except as otherwise provided, Employer means the Employer (including a Co-Sponsor) that adopts this Plan and any Related Employer. (See Section 1.3 for rules regarding coverage of Employees of Related Employers. Also see Section 11.8 for operating rules when the Employer is a member of a Related Employer group, and Article 21 for rules that apply to Related Employers that execute a Co-Sponsor Adoption Page under the Agreement.)

22.70

Employer Contribution Account. If this Plan is a profit sharing plan (other than a 401(k) plan), a money purchase plan, or a target benefit plan, the Employer Contribution Account is the portion of the Participant’s Account attributable to contributions made by the Employer. If this is a 401(k) plan, the Employer Contribution Account is the portion of the Participant’s Account attributable to Employer Nonelective Contributions, other than QNECs or Safe Harbor Nonelective Contributions.

22.71

Employer Contributions. If this Plan is a profit sharing plan (other than a 401(k) plan), a money purchase plan, or a target benefit plan, Employer Contributions are any contributions the Employer makes pursuant to Part 4 of to the Agreement. If this Plan is a 401(k) plan, Employer Contributions include Employer Nonelective Contributions and Employer Matching Contributions, including QNECs, QMACs and Safe Harbor Contributions that the Employer makes under the Plan. Employer Contributions also include any Section 401(k) Deferrals an Employee makes under the Plan, unless the Plan expressly provides for different treatment of Section 401(k) Deferrals.

22.72	Employer Matching Contribution Account. The portion of the Participant’s Account attributable to Employer Matching Contributions, other than QMACs or Safe Harbor Matching Contributions.

22.73

Employer Matching Contributions. Employer Matching Contributions are contributions made by the Employer on behalf of a Participant on account of Section 401(k) Deferrals or Employee After-Tax Contributions made by such Participant, as designated under Parts 4B(b) of the 401(k) Agreement. Employer Matching Contributions may only be made under the 401(k) Agreement. Employer Matching Contributions also include any QMACs the Employer makes pursuant to Part 4B, #18 of the 401(k) Agreement and any Safe Harbor Matching Contributions the Employer makes pursuant to Part 4E of the 401(k) Agreement. See Section 2.3(b).

22.74

Employer Nonelective Contributions. Employer Nonelective Contributions are contributions made by the Employer on behalf of Eligible Participants under the 401(k) Plan, as designated under Part 4C of the 401(k) Agreement. Employer Nonelective Contributions also include any QNECs the Employer makes pursuant to Part 4C, #22 of the 401(k) Agreement and any Safe Harbor Nonelective Contributions the Employer makes pursuant to Part 4E of the 401(k) Agreement. See Section 2.3(d).

22.75

Employment Commencement Date. The date the Employee first performs an Hour of Service for the Employer. For purposes of applying the Elapsed Time rules under Section 6.5(b), an Hour of Service is limited to an Hour of Service as described in Section 22.101(a).

22.76	Employment Period. The period as defined in Part 3, #11.c. of the target benefit plan Agreement used to determine an Employee’s Average Compensation. See Section 2.5(d)(1)(iii).

22.77	Entry Date. The date on which an Employee becomes an Eligible Participant upon satisfying the Plan’s minimum age and service conditions. See Section 1.5.

22.78

Equivalency Method. An alternative method for crediting Hours of Service for purposes of eligibility and vesting. To apply, the Employer must elect the Equivalency Method under Part 7 of the Agreement. See Section 6.5(a) for a more detailed discussion of the Equivalency Method.

22.79	ERISA. The Employee Retirement Income Security Act of 1974, as amended.

22.80	Excess Aggregate Contributions. Amounts which are distributed to correct the ACP Test. See Section 17.7(c).

22.81	Excess Amount. Amounts which exceed the Annual Additions Limitation. See Section 7.4(c).

22.82

Excess Compensation. The amount of Included Compensation which exceeds the Integration Level. Excess Compensation is used for purposes of applying the Permitted Disparity allocation formula under the profit sharing or 401(k) plan Agreement (see Section 2.2(b)(2)) or under the money purchase plan Agreement (see Section 2.4(c)) or for applying the Integration Formulas under the target benefit plan Agreement (see Section 2.5(d)(3)).

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22.83	Excess Contributions. Amounts which are distributed to correct the ADP Test. See Section 17.7(d).

22.84

Excess Deferrals. Elective Deferrals that are includible in a Participant’s gross income because they exceed the dollar limitation under Code §402(g). Excess Deferrals made to this Plan shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant’s taxable year for which the Excess Deferrals are made. See Section 17.1.

22.85	Excluded Employee. An Employee who is excluded under Part 1, #4 of the Agreement. See Section 1.2.

22.86

Fail-Safe Coverage Provision. A correction provision that permits the Plan to automatically correct a coverage violation resulting from the application of a last day of employment or Hours of Service allocation condition. See Section 2.7.

22.87

Favorable IRS Letter. A notification letter or opinion letter issued by the IRS to a Prototype Sponsor as to the qualified status of a Prototype Plan. A separate Favorable IRS Letter is issued with respect to each Agreement offered under the Prototype Plan. If the term is used to refer to a letter issued to an Employer with respect to its adoption of this Prototype Plan, such letter is a determination letter issued by the IRS.

22.88

Five-Percent Owner. An individual who owns (or is considered as owning within the meaning of Code §318) more than 5 percent of the outstanding stock of the Employer or stock possessing more than 5 percent of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, a Five-Percent Owner is an individual who owns more than 5 percent of the capital or profits interest of the Employer.

22.89	Five-Year Forfeiture Break in Service. A Break in Service rule under which a Participant’s nonvested benefit may be forfeited. See Section 4.6(b).

22.90

Flat Benefit. A Nonintegrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation. See Section 2.5(c)(1)(i).

22.91

Flat Excess Benefit. An Integrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation plus a specified percentage of Excess Compensation. See Section 2.5(c)(2)(i).

22.92

Flat Offset Benefit. An Integrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation which is offset by a specified percentage of Offset Compensation. See Section 2.5(c)(2)(iii).

22.93

Former Related Employer. A Related Employer (as defined in Section 22.164) that ceases to be a Related Employer because of an acquisition or disposition of stock or assets, a merger, or similar transaction. See Section 21.4 for the effect when a Co-Sponsor becomes a Former Related Employer.

22.94	Four-Step Formula. A method for allocating certain Employer Contributions under the Permitted Disparity Method. See Section 2.2(b)(2)(ii).

22.95	General Trust Account. The Plan assets under a Trust which are held for the benefit of all Plan Participants as a pooled investment. See Section 13.4(a).

22.96

GUST Legislation. GUST Legislation refers to the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA) the Small Business Job Protection Act of 1996 (SBJPA), the Taxpayer Relief Act of 1997 (TRA ‘97), and the Internal Revenue Service Restructuring and Reform Act of 1998. See Article 20 for special rules for demonstrating compliance with the qualification changes under the GUST Legislation.

22.97	Hardship. A heavy and immediate financial need which meets the requirements of Section 8.6.

22.98	Highest Average Compensation. A term used to apply the combined plan limit under Code §415(e). See Section 7.5(b)(3).

22.99

Highly Compensated Employee. The definition of Highly Compensated Employee under this Section is effective for Plan Years beginning after December 31, 1996. For Plan Years beginning before January 1, 1997, Highly Compensated Employees are determined under Code §414(q) as in effect at that time.

(a) Definition. An Employee is a Highly Compensated Employee for a Plan Year if he/she:

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		(1)	is a Five-Percent Owner (as defined in Section 22.88) at any time during the Determination Year or the Lookback Year; or

(2)

has Total Compensation from the Employer for the Lookback Year in excess of $80,000 (as adjusted) and, if elected under Part 13, #50.a. of the Agreement [Part 13, #68.a. of the 401(k) Agreement], is in the Top-Paid Group for the Lookback Year. If the Employer does not specifically elect to apply the Top-Paid Group Test, the Highly Compensated Employee definition will be applied without regard to whether an Employee is in the Top-Paid Group. The $80,000 amount is adjusted at the same time and in the same manner as under Code §415(d), except that the base period is the calendar quarter ending September 30, 1996.

	(b)	Other Definitions. The following definitions apply for purposes of determining Highly Compensated Employee status under this Section 22.99.

		(1)	Determination Year. The Determination Year is the Plan Year for which the Highly Compensated Employee determination is being made.

		(2)	Lookback Year. Unless the Calendar Year Election (or Old-Law Calendar Year Election) applies, the Lookback Year is the 12-month period immediately preceding the Determination Year.

		(3)	Total Compensation. Total Compensation as defined under Section 22.197.

(4)

Top-Paid Group. An Employee is in the Top-Paid Group for purposes of applying the Top-Paid Group Test if the Employee is one of the top 20% of Employees ranked by Total Compensation. In determining the Top-Paid Group, any reasonable method of rounding or tie-breaking is permitted. For purposes of determining the number of Employees in the Top-Paid Group for any year, Employees described in Code §414(q)(5) or applicable regulations may be excluded.

(5)

Calendar Year Election. If the Plan Year elected under the Agreement is not the calendar year, for purposes of applying the Highly Compensated Employee test under subsection (a)(2) above, the Employer may elect under Part 13, #50.b. of the Agreement [Part 13, #68.b. of the 401(k) Agreement] to substitute for the Lookback Year the calendar year that begins in the Lookback Year. The Calendar Year Election does not apply for purposes of applying the Five-Percent Owner test under subsection (a)(1) above. If the Employer does not specifically elect to apply the Calendar Year Election, the Calendar Year Election does not apply. The Calendar Year Election should not be selected if the Plan is using a calendar Plan Year.

(6)

Old-Law Calendar Year Election. A special election available under section 1.414(q)-1T of the temporary Income Tax Regulations and provided for in Notice 97-45 for the Plan Year beginning in 1997 which permitted the Employer to substitute the calendar year beginning with or within the Plan Year for the Lookback Year in applying subsections (a)(1) and (a)(2) above. If the 1997 Plan Year was a calendar year, the effect of the Old-Law Calendar Year Election was to treat the Determination Year and the Lookback Year as the same 12-month period. The Employer may elect to apply the Old-Law Calendar Year Election under Appendix B-1.c. of the Agreement. See Section 20.2(c).

(c)

Application of Highly Compensated Employee definition. In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code §414(q) as described above are treated as having been in effect for years beginning in 1996. In determining an Employee’s status as a highly compensated former employee, the rules for the applicable Determination Year apply in accordance with section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-45.

22.100	Highly Compensated Employee Group. The group of Highly Compensated Employees who are included in the ADP Test and/or the ACP Test. See Section 17.7(e).

22.101

Hour of Service. Each Employee will receive credit for each Hour of Service as defined in this Section 22.101. An Employee will not receive credit for the same Hour of Service under more than one category listed below.

(a)

Performance of duties. Hours of Service include each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

(b)

Nonperformance of duties. Hours of Service include each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours of service

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will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to §2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference.

(c)

Back pay award. Hours of Service include each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

(d)

Related Employers/Leased Employees. For purposes of crediting Hours of Service, all Related Employers are treated as a single Employer. Hours of Service will be credited for employment with any Related Employer. Hours of Service also include hours credited as a Leased Employee for a recipient organization.

(e)

Maternity/paternity leave. Solely for purposes of determining whether a Break in Service has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons will receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph will be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period.

22.102

Included Compensation. Included Compensation is Total Compensation, as modified under Part 3, #10 of the Agreement, used to determine allocations of contributions and forfeitures. Under the Nonstandardized Agreement, Included Compensation generally includes amounts an Employee earns with a Related Employer that has not executed a Co-Sponsor Adoption Page under the Agreement. However, the Employer may elect under Part 3, #10.b.(7) of the Nonstandardized Agreement [Part 3, #10.i. of the Nonstandardized 401(k) Agreement] to exclude all amounts earned with a Related Employer that has not executed a Co-Sponsor Adoption Page. Under the Standardized Agreement, Included Compensation always includes all compensation earned with all Related Employers, without regard to whether the Related Employer executes the Co-Sponsor Adoption Page. (See Section 21.5.) In no case may Included Compensation for any Participant exceed the Compensation Dollar Limitation as defined in Section 22.32. Included Compensation does not include any amounts earned while an individual is an Excluded Employee (as defined in Section 1.2 of this BPD).

The Employer may select under Part 3, #10 of the 401(k) Agreement to provide a different definition of Included Compensation for determining Section 401(k) Deferrals, Employer Matching Contributions, and Employer Nonelective Contributions. Unless otherwise provided in Part 3, #10.j. of the Nonstandardized 401(k) Agreement, the definition of Included Compensation chosen for Section 401(k) Deferrals also applies to any Employee After-Tax Contributions and to any Safe Harbor Contributions designated under Part 4E of the Agreement; the definition of Included Compensation chosen for Employer Matching Contributions also applies to any QMACs; and the definition of Included Compensation chosen for Employer Nonelective Contributions also applies to any QNECs.

The Employer may elect to exclude from the definition of Included Compensation any of the amounts permitted under Part 3, #10 of the Agreement. However, to use the same definition of compensation for purposes of nondiscrimination testing, the definition of Included Compensation must satisfy the nondiscrimination requirements of Code §414(s). The definition of Included Compensation will be deemed to be nondiscriminatory under Code §414(s) if the only amounts excluded are amounts under Part 3, #10.b.(1) – (3) of the Nonstandardized Agreement [Part 3, #10.c. – e. of the Nonstandardized 401(k) Agreement]. Any other exclusions could cause the definition of Included Compensation to fail to satisfy the nondiscrimination requirements of Code §414(s). If the definition of Included Compensation fails to satisfy the nondiscrimination requirements of Code §414(s), additional nondiscrimination testing may have to be performed to demonstrate compliance with the nondiscrimination requirements. The definition of Included Compensation under the Standardized Agreements must satisfy the nondiscrimination requirements under Code §414(s).

If the Plan uses a Permitted Disparity Method under Part 4 of the Agreement or if the Plan is a Safe Harbor 401(k) Plan, the definition of Included Compensation must satisfy the nondiscrimination requirements under Code §414(s). Therefore, any exclusions from Included Compensation under Part 3, #10.b.(4) – (8) of the Nonstandardized Agreement [Part 3, #10.f. – j. of the Nonstandardized 401(k) Agreement] will apply only to Highly Compensated Employees, unless specifically provided otherwise under Part 3, #10.b.(8). of the Nonstandardized Agreement [Part 3, #10.j. of the Nonstandardized 401(k) Agreement].

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The Employer may elect under Part 3, #10.b.(1) of the Agreement [Part 3, #10.c. of the 401(k) Agreement] to exclude Elective Deferrals, pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code§132(f)(4). Generally, the exclusion of qualified transportation fringes is effective for Plan Years beginning on or after January 1, 2001. However, the Employer may elect an earlier effective date under Appendix B-3.c. of the Agreement.

22.103	Insurer. An insurance company that issues a life insurance policy on behalf of a Participant under the Plan in accordance with the requirements under Article 15.

22.104	Integrated Benefit Formula. A benefit formula under Part 4 of the target benefit plan Agreement that takes into account an Employee’s Social Security benefits. See Section 2.5(c)(2).

22.105

Integration Level. The amount used for purposes of applying the Permitted Disparity Method allocation formula (or the Integrated Benefit Formulas under the target benefit plan Agreement). The Integration Level is the Taxable Wage Base, unless the Employer designates a different amount under Part 4 of the Agreement.

22.106

Investment Manager. A person (other than the Trustee) who (a) has the power to manage, acquire, or dispose of Plan assets (b) is an investment adviser, a bank, or an insurance company as described in §3(38)(B) of ERISA, and (c) acknowledges fiduciary responsibility to the Plan in writing.

22.107	Key Employee. Employees who are taken into account for purposes of determining whether the Plan is a Top-Heavy Plan. See Section 16.3(c).

22.108

Leased Employee. An individual who performs services for the Employer pursuant to an agreement between the Employer and a leasing organization, and who satisfies the definition of a Leased Employee under Code §414(n). See Section 1.2(b) for rules regarding the treatment of a Leased Employee as an Employee of the Employer.

22.109	Life Expectancy. A Participant’s and/or Designated Beneficiary’s life expectancy used for purposes of determining required minimum distributions under the Plan. See Section 10.3(e).

22.110	Limitation Year. The measuring period for determining whether the Plan satisfies the Annual Additions Limitation under Section 7.4(d).

22.111	Lookback Year. The 12-month period immediately preceding the current Plan Year during which an Employee’s status as Highly Compensated Employee is determined. See Section 22.99(b)(2).

22.112

Maximum Disparity Percentage. The maximum amount by which the designated percentage of Excess Compensation under an Excess Benefit formula under Part 4 of the target benefit plan Agreement may exceed the designated percentage of Average Compensation. See Section 2.5(c)(3)(i).

22.113

Maximum Offset Percentage. The maximum amount that may be designated as the offset percentage under an Offset Benefit formula under Part 4 of the target benefit plan Agreement. See Section 2.5(c)(3)(ii).

22.114	Maximum Permissible Amount. The maximum amount that may be allocated to a Participant’s Account within the Annual Additions Limitation. See Section 7.4(e).

22.115

Measuring Period. The period for which Average Compensation or Offset Compensation is measured under the target benefit plan Agreement. Unless elected otherwise under Part 3, #11.b. or Part 3, #12.a. of the target benefit plan Agreement, as applicable, the Measuring Period is the Plan Year (or the 12-month period ending on the last day of the Plan Year for a short Plan Year). See Sections 2.5(d)(1)(ii) and 2.5(d)(5)(i).

22.116	Multiple Use Test. A special nondiscrimination test that applies when the Plan must perform both the ADP Test and the ACP Test in the same Plan Year. See Section 17.4.

22.117

Named Fiduciary. The Plan Administrator or other fiduciary named by the Plan Administrator to control and manage the operation and administration of the Plan. To the extent authorized by the Plan Administrator, a Named Fiduciary may delegate its responsibilities to a third party or parties. The Employer shall also be a Named Fiduciary.

22.118	Net Profits. The Employer’s net income or profits that may be used to limit the amount of Employer Contributions made under the Plan. See Section 2.2(a)(2).

22.119

New Related Employer. An organization that becomes a Related Employer (as defined in Section 22.164) with the Employer by reason of an acquisition or disposition of stock or assets, a merger, or similar transaction. See Section 21.5 for special procedures under a Standardized Agreement when there is a New Related Employer.

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22.120	Nonhighly Compensated Employee. Any Employee who is not a Highly Compensated Employee. See Section 22.99 for the definition of Highly Compensated Employee.

22.121	Nonhighly Compensated Employee Group. The group of Nonhighly Compensated Employees included in the ADP Test and/or the ACP Test. See Section 17.7(f).

22.122	Nonintegrated Benefit Formula. A benefit formula under Part 4 of the target benefit plan Agreement that does not take into account an Employee’s Social Security benefits. See Section 2.5(c)(1).

22.123	Non-Key Employee. Any Employee who is not a Key Employee. (See Section 16.3(c).)

22.124

Nonresident Alien Employees. An Employee who is neither a citizen of the United States nor a resident of the United States for U.S. tax purposes (as defined in Code §7701(b)), and who does not have any earned income (as defined in Code §911) for the Employer that constitutes U.S. source income (within the meaning of Code §861). If a Nonresident Alien Employee has U.S. source income, he/she is treated as satisfying this definition if all of his/her U.S. source income from the Employer is exempt from U.S. income tax under an applicable income tax treaty.

22.125

Nonstandardized Agreement. An Agreement under this Prototype Plan under which an adopting Employer may not rely on a Favorable IRS Letter issued to the Prototype Sponsor. In order to have reliance from the IRS that the form of the Plan as adopted by the Employer is qualified, the Employer must request a determination letter on the Plan.

22.126

Normal Retirement Age. The age selected under Part 5 of the Agreement. If a Participant’s Normal Retirement Age is determined wholly or partly with reference to an anniversary of the date the Participant commenced participation in the Plan and/or the Participant’s Years of Service, Normal Retirement Age is the Participant’s age when such requirements are satisfied. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Agreement.

22.127

Offset Compensation. The average of a Participant’s annual Included Compensation during the three (3) consecutive Measuring Periods designated under Part 3, #12 of the target benefit plan Agreement. See Section 2.5(d)(5) for a complete definition of Offset Compensation.

22.128

Offset Benefit Formula. A Flat Offset Benefit formula or a Unit Offset Benefit formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit based on a percentage of Average Compensation offset by a percentage of Offset Compensation. See Section 2.5(c)(2)(iii) and (iv).

22.129	Old-Law Calendar Year Election. A special election for determining the Lookback Year under the Highly Compensated Employee test that was available only for the 1997 Plan Year. See Section 22.99(b)(6).

22.130

Old-Law Required Beginning Date. If so elected under Part 13, #52 of the Agreement [Part 13, #70 of the 401(k) Agreement], the date by which minimum distributions must commence under the Plan, as determined under Section 10.3(a)(2).

22.131

Owner-Employee. A Self-Employed Individual (as defined in Section 22.180) who is a sole proprietor, or who is a partner owning more than 10 percent of either the capital or profits interest of the partnership.

22.132	Paired Plans. Two or more Standardized Agreements that are designated as Paired Plans. See Section 19.6.

22.133

Participant. A Participant is an Employee or former Employee who has satisfied the conditions for participating under the Plan. A Participant also includes any Employee or former Employee who has an Account Balance under the Plan, including an Account Balance derived from a rollover or transfer from another qualified plan or IRA. A Participant is entitled to share in an allocation of contributions or forfeitures under the Plan for a given year only if the Participant is an Eligible Participant as defined in Section 1.1, and satisfies the allocation conditions set forth in Section 2.6 and Part 4 of the Agreement.

22.134

Period of Severance. A continuous period of time during which the Employee is not employed by the Employer and which is used to determine an Employee’s Participation under the Elapsed Time Method. See Section 6.5(b)(2).

22.135	Permissive Aggregation Group. Plans that are not required to be aggregated to determine whether the Plan is a Top-Heavy Plan. See Section 16.3(d).

22.136	Permitted Disparity Method. A method for allocating certain Employer Contributions to Eligible Participants as designated under Part 4 of the Agreement. See Article 2.

22.137

Plan. The Plan is the retirement plan established or continued by the Employer for the benefit of its Employees under this Prototype Plan document. The Plan consists of the BPD and the elections made under the Agreement. If the

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Employer adopts more than one Agreement offered under this Prototype Plan, then each executed Agreement represents a separate Plan, unless the Agreement restates a previously executed Agreement.

22.138

Plan Administrator. The Plan Administrator is the person designated to be responsible for the administration and operation of the Plan. Unless otherwise designated by the Employer, the Plan Administrator is the Employer. If any Related Employer has executed a Co-Sponsor Adoption Page, the Employer referred to in this Section is the Employer that executes the Signature Page of the Agreement.

22.139

Plan Year. The 12-consecutive month period for administering the Plan, on which the records of the Plan are maintained. The Employer must designate the Plan Year applicable to the Plan under the Agreement. If the Plan Year is amended, a Plan Year of less than 12 months may be created. If this is a new Plan, the first Plan Year begins on the Effective Date of the Plan. If the amendment of the Plan Year or the Effective Date of a new Plan creates a Plan Year that is less than 12 months long, there is a Short Plan Year. The existence of a Short Plan Year may be documented under the Plan Year definition on page 1 of the Agreement. See Section 11.7 for operating rules that apply to Short Plan Years.

22.140	Pre-Age 35 Waiver. A waiver of the QPSA before a Participant reaches age 35. See Section 9.4(f).

22.141	Predecessor Employer. An employer that previously employed the Employees of the Employer. See Section 6.7 for the rules regarding the crediting of service with a Predecessor Employer.

22.142

Predecessor Plan. A Predecessor Plan is a qualified plan maintained by the Employer that is terminated within the 5-year period immediately preceding or following the establishment of this Plan. A Participant’s service under a Predecessor Plan must be counted for purposes of determining the Participant’s vested percentage under the Plan. See Section 4.5(b)(1).

22.143	Present Value. The current single-sum value of an Accrued Benefit under a Defined Benefit Plan.

22.144	Present Value Stated Benefit. An amount used to determine the Employer Contribution under the target benefit plan Agreement. See Section 2.5(b)(3).

22.145

Prior Year Testing Method. A method for applying the ADP Test and/or the ACP Test. See Section 17.2(a)(1) for a discussion of the Prior Year Testing Method under the ADP Test and Section 17.3(a)(1) for a discussion of the Prior Year Testing Method under the ACP Test.

22.146	Pro Rata Allocation Method. A method for allocating certain Employer Contributions to Eligible Participants under the Plan. See Article 2.

22.147	Projected Annual Benefit. An amount used in the numerator of the Defined Benefit Plan Fraction. See Section 7.5(b)(4).

22.148

Protected Benefit. A Participant’s benefits which may not be eliminated by Plan amendment. Protected Benefits include early retirement benefits, retirement-type subsidies, and optional forms of benefit (as defined under the regulations). See Section 18.1(c).

22.149

Prototype Plan. A plan sponsored by a Prototype Sponsor the form of which is the subject of a Favorable IRS Letter from the Internal Revenue Service which is made up of a Basic Plan Document and an Adoption Agreement. An Employer may establish or continue a plan by executing an Adoption Agreement under this Prototype Plan.

22.150	Prototype Sponsor. The Prototype Sponsor is the entity that maintains the Prototype Plan for adoption by Employers. See Section 18.1(a) for the ability of the Prototype Sponsor to amend this Plan.

22.151

QDRO -- Qualified Domestic Relations Order. A domestic relations order that provides for the payment of all or a portion of the Participant’s benefits to an Alternate Payee and satisfies the requirements under Code §414(p). See Section 11.5.

22.152

QJSA -- Qualified Joint and Survivor Annuity. A QJSA is an immediate annuity payable over the life of the Participant with a survivor annuity payable over the life of the spouse. If the Participant is not married as of the Distribution Commencement Date, the QJSA is an immediate annuity payable over the life of the Participant. See Section 9.2.

22.153	QMAC Account. The portion of a Participant’s Account attributable to QMACs.

22.154	QMACs -- Qualified Matching Contributions. An Employer Matching Contribution made by the Employer that satisfies the requirements under Section 17.7(g).

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22.155	QNEC Account. The portion of a Participant’s Account attributable to QNECs.

22.156	QNECs -- Qualified Nonelective Contributions. An Employer Nonelective Contribution made by the Employer that satisfies the requirements under Section 17.7(h).

22.157

QPSA -- Qualified Preretirement Survivor Annuity. A QPSA is an annuity payable over the life of the surviving spouse that is purchased using 50% of the Participant’s vested Account Balance as of the date of death. The Employer may modify the 50% QPSA level under Part 11, #41.b. of the Agreement [Part 11, #59.b. of the 401(k) Agreement]. See Section 9.3.

22.158	QPSA Election Period. The period during which a Participant (and the Participant’s spouse) may waive the QPSA under the Plan. See Section 9.4(e).

22.159	Qualified Election. An election to waive the QJSA or QPSA under the Plan. See Section 9.4(d).

22.160	Qualified Transfer. A plan-to-plan transfer which meets the requirements under Section 3.3(d).

22.161

Qualifying Employer Real Property. Real property of the Employer which meets the requirements under ERISA §407(d)(4). See Section 13.5(b) for limitations on the ability of the Plan to invest in Qualifying Employer Real Property.

22.162

Qualifying Employer Securities. An Employer security which is stock, a marketable obligation, or interest in a publicly traded partnership as described in ERISA §407(d)(5). See Section 13.5(b) for limitations on the ability of the Plan to invest in Qualifying Employer Securities.

22.163

Reemployment Commencement Date. The first date upon which an Employee is credited with an Hour of Service following a Break in Service (or Period of Severance, if the Plan is using the Elapsed Time Method of crediting service). For purposes of applying the Elapsed Time rules under Section 6.5(b), an Hour of Service is limited to an Hour of Service as described in Section 22.101(a).

22.164

Related Employer. A Related Employer includes all members of a controlled group of corporations (as defined in Code §414(b)), all commonly controlled trades or businesses (as defined in Code §414(c)) or affiliated service groups (as defined in Code §414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code §414(o). For purposes of applying the provisions under this Plan, the Employer and any Related Employers are treated as a single Employer, unless specifically stated otherwise. See Section 11.8 for operating rules that apply when the Employer is a member of a Related Employer group.

22.165	Required Aggregation Group. Plans which must be aggregated for purposes of determining whether the Plan is a Top-Heavy Plan. See Section 16.3(f).

22.166	Required Beginning Date. The date by which minimum distributions must commence under the Plan. See Section 10.3(a).

22.167	Reverse QNEC Method. A method for allocating QNECs under the Plan. See Section 2.3(e)(2).

22.168	Rollover Contribution Account. The portion of the Participant’s Account attributable to a Rollover Contribution from another qualified plan or IRA.

22.169

Rollover Contribution. A contribution made by an Employee to the Plan attributable to an Eligible Rollover Distribution from another qualified plan or IRA. See Section 8.8(a) for the definition of an Eligible Rollover Distribution.

22.170

Rule of Parity Break in Service. A Break in Service rule used to determine an Employee’s Participation under the Plan. See Section 1.6(a) for the effect of the Rule of Parity Break in Service on eligibility to participate under the Plan and see Section 4.6(c) for the application for the effect of the Rule of Parity Break in Service Rule on vesting.

22.171	Safe Harbor 401(k) Plan. A 401(k) plan that satisfies the conditions under Section 17.6.

22.172

Safe Harbor Contribution. A contribution authorized under Part 4E of the 401(k) Agreement that allows the Plan to qualify as a Safe Harbor 401(k) Plan. A Safe Harbor Contribution may be a Safe Harbor Matching Contribution or a Safe Harbor Nonelective Contribution.

22.173	Safe Harbor Matching Contribution Account. The portion of a Participant’s Account attributable to Safe Harbor Matching Contributions.

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22.174	Safe Harbor Matching Contributions. An Employer Matching Contribution that satisfies the requirements under Section 17.6(a)(1)(i).

22.175	Safe Harbor Nonelective Contribution Account. The portion of a Participant’s Account attributable to Safe Harbor Nonelective Contributions.

22.176	Safe Harbor Nonelective Contributions. An Employer Nonelective Contribution that satisfies the requirements under Section 17.6(a)(1)(ii).

22.177

Salary Reduction Agreement. A Salary Reduction Agreement is a written agreement between an Eligible Participant and the Employer, whereby the Eligible Participant elects to reduce his/her Included Compensation by a specific dollar amount or percentage and the Employer agrees to contribute such amount into the 401(k) Plan. A Salary Reduction Agreement may require that an election be stated in specific percentage increments (not greater than 1% increments) or in specific dollar amount increments (not greater than dollar increments that could exceed 1% of Included Compensation).

A Salary Reduction Agreement may not be effective prior to the later of: (a) the date the Employee becomes an Eligible Participant; (b) the date the Eligible Participant executes the Salary Reduction Agreement; or (c) the date the 401(k) plan is adopted or effective. A Salary Reduction Agreement is valid even though it is executed by an Employee before he/she actually has qualified as an Eligible Participant, so long as the Salary Reduction Agreement is not effective before the date the Employee is an Eligible Participant. A Salary Reduction Agreement may only apply to Included Compensation that becomes currently available to the Employee after the effective date of the Salary Reduction Agreement.

A Salary Reduction Agreement (or other written procedures) must designate a uniform period during which an Employee may change or terminate his/her deferral election under the Salary Reduction Agreement. An Eligible Participant’s right to change or terminate a Salary Reduction Agreement may not be available on a less frequent basis than once per Plan Year.

22.178	Section 401(k) Deferral Account. The portion of a Participant’s Account attributable to Section 401(k) Deferrals.

22.179

Section 401(k) Deferrals. Amounts contributed to the 401(k) Plan at the election of the Participant, in lieu of cash compensation, which are made pursuant to a Salary Reduction Agreement or other deferral mechanism, and which are not includible in the gross income of the Employee pursuant to Code §402(e)(3). Section 401(k) Deferrals do not include any deferrals properly distributed as excess Annual Additions pursuant to Section 7.1(c)(2).

22.180

Self-Employed Individual. An individual who has Earned Income (as defined in Section 22.58) for the taxable year from the trade or business for which the Plan is established, or an individual who would have had Earned Income but for the fact that the trade or business had no Net Profits for the taxable year.

22.181

Shareholder-Employee. A Shareholder-Employee means an Employee or officer of a subchapter S corporation who owns (or is considered as owning within the meaning of Code §318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

22.182	Shift-to-Plan-Year Method. The Shift-to-Plan-Year Method is a method for determining Eligibility Computation Periods, after an Employee’s initial computation period. See Section 1.4(c)(1).

22.183

Short Plan Year. Any Plan Year that is less than 12 months long, either because of the amendment of the Plan Year, or because the Effective Date of a new Plan is less than 12 months prior to the end of the first Plan Year. See Section 11.7 for the operational rules that apply if the Plan has a Short Plan Year.

22.184	Social Security Retirement Age. An Employee’s retirement age as determined under Section 230 of the Social Security Retirement Act. See Section 2.5(d)(6).

22.185

Standardized Agreement. An Agreement under this Prototype Plan that permits the adopting Employer to rely under certain circumstances on the Favorable IRS Letter issued to the Prototype Sponsor without the need for the Employer to obtain a determination letter.

22.186

Stated Benefit. The amount determined in accordance with the benefit formula selected in Part 4 of the target benefit plan Agreement, payable annually as a Straight Life Annuity commencing at Normal Retirement Age (or current age, if later). See Section 2.5(a).

22.187	Straight Life Annuity. An annuity payable in equal installments for the life of the Participant that terminates upon the Participant’s death.

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22.188

Successor Plan. A Successor Plan is any Defined Contribution Plan, other than an ESOP, SEP, or SIMPLE-IRA plan, maintained by the Employer which prevents the Employer from making a distribution to Participants upon the termination of a 401(k) plan. See Section 18.2(b)(2).

22.189

Taxable Wage Base. The maximum amount of wages that are considered for Social Security purposes. The Taxable Wage Base is used to determine the Integration Level for purposes of applying the Permitted Disparity Method allocation formula under the profit sharing or 401(k) plan Agreement (see Section 2.2(b)(2)) or under the money purchase plan Agreement (see Section 2.4(c)) or for applying the Integrated Benefit Formulas under the target benefit plan Agreement (see Section 2.5(d)(9)).

22.190	Testing Compensation. The compensation used for purposes of the ADP Test, the ACP Test, and the Multiple Use Test. See Section 17.7(i).

22.191	Theoretical Reserve. An amount used to determine the Employer Contribution under the target benefit plan Agreement. See Section 2.5(b)(4).

22.192

Three Percent Method. A method for applying the ADP Test or the ACP Test for a new 401(k) Plan. See Section 17.2(b) for a discussion of the ADP Test for new plans and Section 17.3(b) for a discussion of the ACP Test for new plans.

22.193	Top-Paid Group. The top 20% of Employees ranked by Total Compensation for purposes of applying the Top-Paid Group Test. See Section 22.99(b)(4).

22.194	Top-Paid Group Test. An optional test the Employer may apply when determining its Highly Compensated Employees. See Section 22.99(a)(2).

22.195	Top-Heavy Plan. A Plan that satisfies the conditions under Section 16.3(g). A Top-Heavy Plan must provide special accelerated vesting and minimum benefits to Non-Key Employees. See Section 16.2.

22.196	Top-Heavy Ratio. The ratio used to determine whether the Plan is a Top-Heavy Plan. See Section 16.3(h).

22.197

Total Compensation. Total Compensation is used to apply the Annual Additions Limitation under Section 7.1 and to determine the top-heavy minimum contribution under Section 16.2 (a). Total Compensation is either W-2 Wages, Withholding Wages, or Code §415 Safe Harbor Compensation, as designated under Part 3 of the Agreement. For a Self-Employed Individual, each definition of Total Compensation means Earned Income. Except as otherwise provided under Sections 7.4(g)(4) and 16.3(i), each definition of Total Compensation (including Earned Income for Self-Employed Individuals) is increased to include Elective Deferrals (as defined in Section 22.61) and elective contributions to a cafeteria plan under Code §125 or to an eligible deferred compensation plan under Code §457. For years beginning on or after January 1, 2001, each definition of Total Compensation also is increased to include elective contributions that are not includible in an Employee’s gross income as a qualified transportation fringe under Code §132(f)(4). The Employer may elect an earlier effective date under Appendix B-3.c. of the Agreement.

Unless modified under the Agreement, Total Compensation does not include amounts paid to an individual as severance pay to the extent such amounts are paid after the common-law employment relationship between the individual and the Employer has terminated. The Employer may modify the definition of Total Compensation under Part 13, #51.b. or c. of the Agreement [Part 13, #69.b. or c. of the 401(k) Agreement]. The Employer may elect under #51.b. or #69.b., as applicable, to modify the definition of Total Compensation to include imputed compensation of Disabled Employees as permitted under Section 7.4(g)(3) of this BPD. Additional modifications may be made under #51.c. or #69.c., as applicable. Any modification to the definition of Total Compensation must be consistent with the definition of compensation under Treas. Reg. §1.415-2(d).

(a)

W-2 Wages. Wages within the meaning of Code §3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code §6041(d), 6051(a)(3), and 6052, determined without regard to any rules under Code §3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

(b)

Withholding Wages. Wages within the meaning of Code §3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed.

(c)

Code §415 Safe Harbor Compensation. A Participant’s wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (without regard to whether or not such amounts are paid in cash) to the extent that the amounts are includible in gross income. Such amounts include, but are not limited to, commissions, compensation for services on the basis of a percentage of profits, tips, bonuses, fringe benefits, and reimbursements or other

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expense allowances under a nonaccountable plan (as described in Treas. Reg. §1.62-2(c)), and excluding the following:

(1)

Employer contributions to a plan of deferred compensation which are not includible in the Employee’s gross income for the taxable year in which contributed, or Employer contributions (other than Elective Deferrals) under a SEP (as described in Code §408(k)), or any distributions from a plan of deferred compensation. For this purpose, Employer contributions to a plan of deferred compensation do not include Elective Deferrals (as defined in Section 22.61), elective contributions to a cafeteria plan under Code §125 or a deferred compensation plan under Code §457 and, for years beginning on or after January 1, 2001, qualified transportation fringes under Code §132(f)(4). The Employer may elect an earlier effective date for qualified transportation fringes under Appendix B-3.c. of the Agreement.

(2)

Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

(3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

(4)

Other amounts which received special tax benefits, or contributions made by the Employer (other than Elective Deferrals) towards the purchase of an annuity contract described in Code §403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

22.198

Transfer Account. The portion of a Participant’s Account attributable to a direct transfer of assets or liabilities from another qualified retirement plan. See Section 3.3 for the rules regarding the acceptance of a transfer of assets under this Plan.

22.199	Trust. The Trust is the separate funding vehicle under the Plan.

22.200

Trustee. The Trustee is the person or persons (or any successor to such person or persons) named in the Trustee Declaration under the Agreement. The Trustee may be a Discretionary Trustee or a Directed Trustee. See Article 12 for the rights and duties of a Trustee under this Plan.

22.201	Two-Step Formula. A method of allocating certain Employer Contributions under the Permitted Disparity Method. See Section 2.2(b)(2)(i).

22.202

Union Employee. An Employee who is included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives and whose retirement benefits are subject to good faith bargaining. For this purpose, an Employee will not be considered a Union Employee for a Plan Year if more than two percent of the Employees who are covered pursuant to the collective bargaining agreement are professionals as defined in section 1.410(b)-9 of the regulations. For this purpose, the term “Employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

22.203

Unit Benefit. A Nonintegrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation multiplied by the Participant’s projected Years of Participation with the Employer. See Section 2.5(c)(1)(ii).

22.204

Unit Excess Benefit. An Integrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation plus a specified percentage of Excess Compensation multiplied by the Participant’s projected Years of Participation. See Section 2.5(c)(2)(ii).

22.205

Unit Offset Benefit. An Integrated Benefit Formula under Part 4 of the target benefit plan Agreement that provides for a Stated Benefit equal to a specified percentage of Average Compensation offset by a specified percentage of Offset Compensation multiplied by the Participant’s projected Years of Participation. See Section 2.5(c)(2)(iv).

22.206

Valuation Date. The date or dates selected under Part 12 of the Agreement upon which Plan assets are valued. If the Employer does not select a Valuation Date under Part 12, Plan assets will be valued as of the last day of each Plan Year. Notwithstanding any election under Part 12 of the Agreement, the Trustee and Plan Administrator may agree to value the Trust on a more frequent basis, and/or to perform an interim valuation of the Trust. See Sections 12.6 and 13.2.

22.207	Vesting Computation Period. The 12-consecutive month period used for measuring whether an Employee completes a Year of Service for vesting purposes. See Section 4.4.

Basic Plan Document	© Copyright 2002 Prudential Retirement Services

22.208	W-2 Wages. An optional definition of Total Compensation which the Employer may select under Part 3, #9.a. of the Agreement. See Section 22.197(a) for the definition of W-2 Wages.

22.209	Withholding Wages. An optional definition of Total Compensation which the Employer may select under Part 3, #9.b. of the Agreement. See Section 22.197(b) for the definition of Withholding Wages.

22.210	Year of Participation. Years of Participation are used to determine a Participant’s Stated Benefit under the target benefit plan Agreement. See Section 2.5(d)(10).

22.211

Year of Service. An Employee’s Years of Service are used to apply the eligibility and vesting rules under the Plan. Unless elected otherwise under Part 7 of the Agreement, an Employee will earn a Year of Service for purposes of applying the eligibility rules if the Employee completes 1,000 Hours of Service with the Employer during an Eligibility Computation Period. (See Section 1.4(b).) Unless elected otherwise under Part 7 of the Agreement, an Employee will earn a Year of Service for purposes of applying the vesting rules if the Employee completes 1,000 Hours of Service with the Employer during a Vesting Computation Period. (See Section 4.5.)

© Copyright 2002 Prudential Retirement Services	Basic Plan Document

RESOLUTION

State Bank of Long Island
State Bank of Long Island 401(k) Retirement Plan and Trust
Plan # 006187
Employer Tax ID: 11-2124927

RESOLVED: This document, in conjunction with Article 14 of the Prudential Retirement Services (PRS) Basic Plan Document #01, as modified by the Loan Policy Addendum, attached hereto, shall serve as the written loan policy, as required by Department of Labor Regulation 2550.408 b-l(d)(2), authorized by the Plan, and forming part of the Plan.

1.

PRS, a business unit of The Prudential Insurance Company of America, or “Prudential,” is authorized to maintain the records of the participant loan program under the Plan or program named above, and if authorized by Plan Administrator, to follow its systematic loan processing procedures by authorized electronic means or other related method acceptable to Prudential.

2.

The procedure for applying for loans, the basis on which loans will be approved or disapproved, maximum and minimum amounts of loans, the procedure for determining a reasonable rate of interest, the collateral required to secure a loan, events constituting default and other important information about the loan program is contained in Article 14 of the PRS Basic Plan Document #01, as modified by the Loan Policy Addendum, attached hereto.

3.

The Plan Administrator is the party responsible for overall control and management of the operation and administration of the plan, including but not limited to, administration of the loan program, exercise of all discretion concerning loans and review and audit of the loan program. Prudential will only serve as a record keeper and service provider and will not exercise discretion as a plan fiduciary.

For the Company and the Plan By:

Signature:

Name/Title:	DANIEL T. ROWE, Vice Chariman

Date:	3/28/06

Loan Policy Addendum

The State Bank of Long Island 401(k) Retirement Plan and Trust permits loans to be made to Participants. To fulfill and supplement that authorization, the Plan fiduciary has adopted the default loan policy in Section 14 of the Basic Plan Document #01, as modified in the following written Loan Policy Addendum, to set forth the rules and guidelines for making Participant loans.

Section 14.2 shall be modified as follows (confirm all that apply):

Select one of the following:

☐ Non-Automated Loans - An active Participant may apply for a loan by submitting a duly completed loan application (“Application”) to the Plan Administrator or authorized plan representative which has been signed by the Participant, within the 90-day period prior to the making of the loan. If spousal consent is required, the application must be signed by the spouse and witnessed by the Plan Administrator or authorized plan representative. The Plan Administrator or authorized plan representative must approve the loan.

If loan are non-automated, the Plan Administrator may limit loans for the following reasons (confirm all that apply):

☐ Hardship Withdrawal Safe Harbor Reasons
☐ Educational
☐ Medical
☐ Principle Residence
☐ Funeral Expenses
☐ Describe

☒Automated Loans Electronic processing – An active Participant may apply for a loan by submitting a loan application (“Application”), in a form prescribed by Prudential and consistent with the terms of this Loan Policy, to Prudential by authorized electronic means. The date and time of receipt will be appropriately recorded.

☒ All references to Participants in this loan program shall include only Participants in the active employ of the Employer.

☒An Application fee of $95 will be charged to participants for each new loan and it is not refundable. This fee may be increased by the Plan Administrator for new loans by notice to or agreement with the record keeper or other party administering loans and repayments.

Loan Policy Addendum Page 1

Section 14.3 shall be modified as follows:

☐ An Employee is not eligible for a loan until he/she is eligible to participate in the plan.

☒ An Employee may not make and the plan will not accept a Direct Rollover of a loan from the plan of a Participant’s former employer.

☐ Creditworthiness of Participant shall not be determined as indicated in default loan policy in Section 14.3 of the Plan. Please specify how creditworthiness will be determined:___________________________________________________

Section 14.4 shall be modified as follows:

☒Loan Rate Monitoring. Applicable law requires participant loans to bear a reasonable rate of interest. A rate is reasonable if it provides the Plan with a return commensurate with commercial rates for loans made under similar circumstances. In general, a Plan’s written loan policy will describe the procedure for determining a reasonable rate of interest. By retaining Prudential, the Plan Sponsor decides to follow the common practice of determining the interest by reference to the “bank prime rate.” Unless the Plan Sponsor directs Prudential otherwise in the Plan Criteria Guidelines, Prudential will make any necessary rate changes based upon the “bank prime rate” reported by the U.S. Federal Reserve on the last business day of a calendar quarter effective for loans made on and after the first business day of the subsequent quarter. The source for the rate will be www.federalreserve.gov or other websites that may provide the same information.

a.

The interest rate on Participant loans will be declared quarterly; however, the Plan reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice.

b.	These rights will only apply to a loan issued after the change(s) takes effect.

Section 14.6 shall be modified as follows:

☒Loans used to acquire any dwelling unit which, within a reasonable time, is to be used as a principle residence of the Participant shall allow for a repayment of up to 20 years.

☒Loan repayments will be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Plan Administrator intends to remit repayments by payroll deduction substantially on the 45th calendar day from the loan issuance date. (If not completed the default will be 45 calendar days).

Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected

Loan Policy Addendum Page 2

to be able to use payroll repayment or to return promptly to payroll payment, the Plan Administrator may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.

☐ Loan repayments may be made monthly by coupon book. Repayment will begin as soon as is administratively practicable following issuance of the loan. The Plan Administrator intends that repayments will begin no later than 4 weeks from the loan date.

☒ Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payment but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the Principle. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

☒ Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Relief Act in which the APR may not exceed 6% during the leave.

Section 14.7 shall be modified as follows:

☒ A participant may not receive a Participant loan of less than $1,000.
(Please be aware that $1,000 is the highest minimum under the IRS safe harbor.)

☒ Only one outstanding loan is allowed per participant, unless a higher number indicated here: ____________________

☒ Loan refinancing is not allowed.

Section 14.8 shall be modified as follows:

☒ Loan repayments will be invested according to the participant’s investment allocation for current contributions unless otherwise elected by the participant.

Section 14.9 shall be modified as follows:

☐ If distributions under the Plan are not subject to the spousal annuity and consent requirements described in Section 14.9 of the Basic Plan Document #01, by checking this option, spousal consent is required for loans.

Section 14.10 shall be modified as follows:

☒ If payment is not received, whether because of insufficient payroll or failure to make a scheduled direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days (if not completed the

Loan Policy Addendum Page 3

default will be 90 days) after each due date, but may be extended by determination of the Plan Administrator to the date the late payment is actually made for specific causes that are generally beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

☒ Loans default upon a determination by the Plan Administrator (or its agent) of:

1.	Failure to pay on time (including within any grace period allowed under loan procedures used for the Plan);

2.	Death of the participant;

3.	Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect;

4.	Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;

5.	Additional items below if checked by Plan Administrator:

Select any of the below that apply:

☐ Participant’s employment with the employer sponsoring the Plan terminates. [Do not check if, to the extent allowed under the Plan, a participant may continue repayment after termination from employment provided the participant makes regular payments no less frequently than quarterly on a revised schedule of amount and payment dates calculated by the Plan Administrator or its agent to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.]

☐ Plan terminates or assets of the plan are merged or consolidated into another plan

☐ Plan sponsor changes

☒ Post default interest accrual on a defaulted loan applies to loans processed after December 31, 2001.

Section 14.11 shall be modified as follows:

☐ Loan Repayments may continue beyond termination of employment.

☒ A participant may not request a Direct Rollover of the loan note

Loan Policy Addendum Page 4

FINAL 401(k)/401(m) REGULATIONS AMENDMENT

ARTICLE I
PREAMBLE

1 1

Adoption and effective date of amendment The sponsor adopts this Amendment to the Plan to reflect certain provisions of the Final Regulations under Code Sections 401(k) and 401(m) that were published on December 29, 2004 (hereinafter referred to as the “Final 401(k) Regulations”). The sponsor intends this Amendment as good faith compliance with the requirements of these provisions. This Amendment shall be effective with respect to Plan Years beginning after December 31, 2005 unless the Employer otherwise elects in Section 2 1 below

1 2	Supersession of inconsistent provisions This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment

1 3

Application of provisions Certain provisions of this Amendment relate to elective deferrals of a 401(k)plan, if the Plan to which this Amendment relates is not a 401(k) plan, then those provisions of this Amendment do not apply Certain provisions of this Amendment relate to matching contributions and /or after-tax employee contributions subject to Code Section 401(m), if the Plan to which this Amendment relates is not subject to Code Section 401(m), then those provisions of this Amendment do not apply

1 4

Adoption by prototype sponsor Except as otherwise provided herein, pursuant to the provisions of the Plan and Section 5 01 of Revenue Procedure 2005-16, the sponsor hereby adopts this Amendment on behalf of all adopting employers

ARTICLE II
EMPLOYER ELECTIONS

2 1

Effective Date. This Amendment is effective, and the Plan shall implement the provisions of the Final 401(k) Regulations, with respect to Plan Years beginning after December 31, 2005 unless the Employer elects an earlier effective date in either a or b

	a	[ ]	The Amendment is effective and the Final 401(k) Regulations apply to Plan Years beginning after December 31, 2004 (2005 and subsequent Plan Years)

	b	[ ]	The Amendment is effective and the Final 401(k) Regulations apply to Plan Years ending after December 29, 2004 (2004 and subsequent Plan Years)

2 2

ACP Test Safe Harbor. Unless otherwise selected below, if this Plan uses the ADP Test Safe Harbor provisions, then the provisions of Amendment Section 9 2(a) apply and all matching contributions under the Plan will be applied without regard to any allocation conditions except as provided in that Section

	a	[ ]

The provisions of Amendment Section 9 2(b) apply. The allocation conditions applicable to matching contributions under the Plan continue to apply (if selected, the Plan is not an ACP Test Safe Harbor Plan)

b	[ ]	The provisions of Amendment Section 9 2 (c) apply. All matching contributions under the Plan will be applied without regard to any allocation conditions as of the effective date of this Amendment

ARTICLE III
GENERAL RULES

3 1

Deferral elections A cash or deferred arrangement (“CODA”) is an arrangement under which eligible Employees may make elective deferral elections. Such elections cannot relate to compensation that is currently available prior to the adoption or effective date of the CODA. In addition, except for occasional, bona fide administrative considerations, contributions made pursuant to such an election cannot precede the earlier of (1) the performance of services relating to the contribution and (2) when the compensation that is subject to the election would be currently available to the Employee in the absence of an election to defer

3 2

Vesting provisions Elective Contributions are always fully vested and nonforfeitable. The Plan shall disregard Elective Contributions in applying the vesting provisions of the Plan to other contributions or benefits under Code Section 411(a)(2) However, the Plan shall otherwise take a participant’s Elective Contributions into account in determining the Participant’s vested benefits under the Plan. Thus, for example, the Plan shall take Elective Contributions into account in determining whether a Participant has a nonforfeitable right to contributions under the Plan for purposes of forfeitures, and for applying provisions permitting the repayment of distributions to have forfeited amounts restored, and the provisions of Code Sections 410(a)(5)(D)(m) and 411(a)(6)(D)(m) permitting a plan to disregard certain service completed prior to breaks-in-service (sometimes referred to as “the rule of panty”)

ARTICLE IV
HARDSHIP DISTRIBUTIONS

4 1

Applicability The provisions of this Article IV apply if the Plan provides for hardship distributions upon satisfaction of the deemed immediate and heavy financial need standards set forth in Regulation Section 1 401(k)-l(d)(2)(iv)(A) as in effect prior to the issuance of the Final 40l(k) Regulations

4 2

Hardship events A distribution under the Plan is hereby deemed to be on account of an immediate and heavy financial need of an Employee if the distribution is for one of the following or any other item permitted under Regulation Section 1 401(k)-l(d)(3)(iii)(B)

	(a)	Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income),

	(b)	Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments),

(c)

Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Employee, the Employee’s spouse, children, or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(b)(1), (b)(2), and (d)(1)(B)),

2

	(d)	Payments necessary to prevent the eviction of the Employee from the Employee’s principal residence or foreclosure on the mortgage on that residence,

(e)

Payments for bunal or funeral expenses for the Employee’s deceased parent, spouse, children or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(1)(B)), or

(f)

Expenses for the repair of damage to the Employee’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income)

4 3

Reduction of Code Section 402(g) limit following hardship distribution If the Plan provides for hardship distributions upon satisfaction of the safe harbor standards set forth in Regulation Sections 1 401(k)-1(d)(3)(m)(B) (deemed immediate and heavy financial need) and 1 401(k)-1(d)(3)(iv)(E) (deemed necessary to satisfy immediate need), then there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Code Section 402(g) solely because of a hardship distribution made by this Plan or any other plan of the Employer

ARTICLE V

ACTUAL DEFERRAL PERCENTAGE (ADP) TEST

5 1

Targeted contribution limit. Qualified Nonelective Contributions (as defined in Regulation Section 1 401(k)-6) cannot be taken into account in determining the Actual Deferral Ratio (ADR) for a Plan Year for a Non-Highly Compensated Employee (NHCE) to the extent such contributions exceed the product of that NHCE’s Code Section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate ” Any Qualified Nonelective Contribution taken into account under an Actual Contribution Percentage (ACP) test under Regulation Section 1 401(m)-2(a)(6) (including the determination of the representative contribution rate for purposes of Regulation Section 1 401(m)-2(a)(6)(v)(B)), is not permitted to be taken into account for purposes of this Section (including the determination of the “representative contribution rate” under this Section) For purposes of this Section

(a)

The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(b)

The “applicable contribution rate” for an eligible NHCE is the sum of the Qualified Matching Contributions (as defined in Regulation Section 1 401(k)-6) taken into account in determining the ADR for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for the eligible NHCE for the Plan Year, divided by the eligible NHCE’s Code Section 414(s) compensation for the same period

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code Section 414(s) compensation

3

Qualified Matching Contributions may only be used to calculate an ADR to the extent that such Qualified Matching Contributions are matching contributions that are not precluded from being taken into account under the ACP test for the Plan Year under the rules of Regulation Section 1 401(m)-2(a)(5)(n) and as set forth in Section 7 1

5 2

Limitation on QNECs and QMACs Qualified Nonelective Contributions and Qualified Matching Contributions cannot be taken into account to detenmne an ADR to the extent such contributions are taken into account for purposes of satisfying any other ADP test, any ACP test, or the requirements of Regulation Section 1 401(k)-3, 1 401(m)-3, or 1 401(k)-4 Thus, for example, matching contributions that are made pursuant to Regulation Section 1 401(k)-3(c) cannot be taken into account under the ADP test Similarly, if a plan switches from the current year testing method to the prior year testing method pursuant to Regulation Section 1 401(k)-2(c), Qualified Nonelective Contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year

5 3

ADR of HCE if multiple plans The Actual Deferral Ratio (ADR) of any Participant who is a Highly Compensated Employee (HCE) for the Plan Year and who is eligible to have Elective Contributions (as defined in Regulation Section 1 401(k-)6) (and Qualified Nonelective Contributions and/or Qualified Matching Contributions, if treated as Elective Contributions for purposes of the ADP test) allocated to such Participant’s accounts under two (2) or more cash or deferred arrangements described in Code Section 401(k), that are maintained by the same Employer, shall be determined as if such Elective Contributions (and, if applicable, such Qualified Nonelective Contributions and/or Qualified Matching Contributions) were made under a single arrangement If an HCE participates in two or more cash or deferred arrangements of the Employer that have different Plan Years, then all Elective Contributions made during the Plan Year being tested under all such cash or deferred arrangements shall be aggregated, without regard to the plan years of the other plans However, for Plan Years beginning before the effective date of this Amendment, if the plans have different Plan Years, then all such cash or deferred arrangements ending with or within the same calendar year shall be treated as a single cash or deferred arrangement Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401(k)

5 4

Plans using different testing methods for the ADP and ACP test Except as otherwise provided in this Section, the Plan may use the current year testing method or prior year testing method for the ADP test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the ACP test for that Plan Year However, if different testing methods are used, then the Plan cannot use

	(a)	The recharacterization method of Regulation Section 1 401 (k)-2(b)(3) to correct excess contributions for a Plan Year,

	(b)	The rules of Regulation Section 1 401(m)-2(a)(6)(n) to take Elective Contributions into account under the ACP test (rather than the ADP test), or

	(c)	The rules of Regulation Section 1 401 (k)-2(a)(6)(v) to take Qualified Matching Contributions into account under the ADP test (rather than the ACP test)

4

ARTICLE VI
ADJUSTMENT TO ADP TEST

6 1

Distribution of Income attributable to Excess Contributions Distributions of Excess Contributions must be adjusted for income (gam or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”) The Administrator has the discretion to determine and allocate income using any of the methods set forth below

(a)

Reasonable method of allocating income The Administrator may use any reasonable method for computing the income allocable to Excess Contributions, provided that the method does not violate Code Section 401 (a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant’s accounts A Plan will not fail to use a reasonable method for computing the income allocable to Excess Contributions merely because the income allocable to Excess Contributions is determined on a date that is no more than seven (7) days before the distribution

(b)

Alternative method of allocating income The Administrator may allocate income to Excess Contributions for the Plan Year by multiplying the income for the Plan Year allocable to the Elective Contributions and other amounts taken into account under the ADP test (including contributions made for the Plan Year), by a fraction, the numerator of which is the Excess Contributions for the Employee for the Plan Year, and the denominator of which is the sum of the

		(1)	Account balance attributable to Elective Contributions and other amounts taken into account under the ADP test as of the beginning of the Plan Year, and

		(2)	Any additional amount of such Contributions made for the Plan Year

(c)

Safe harbor method of allocating gap period income. The Administrator may use the safe harbor method in this paragraph to determine income on Excess Contributions for the gap period Under this safe harbor method, income on Excess Contributions for the gap period is equal to ten percent (10%) of the income allocable to Excess Contributions for the Plan Year that would be determined under paragraph (b) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth (15th) day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month

(d)

Alternative method for allocating Plan Year and gap period income The Administrator may determine the income for the aggregate of the Plan Year and the gap period, by applying the alternative method provided by paragraph (b) above to this aggregate period This is accomplished by (1) substituting the income for the Plan Year and the gap period, for the income for the Plan Year, and (2) substituting the amounts taken into account under the ADP test for the Plan Year and the gap period, for the amounts taken into account under the ADP test for the Plan Year in determining the fraction that is multiplied by that income

5

6 2

Corrective contributions If a failed ADP test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Section 5 1 of this Amendment, or in the case of a corrective contribution that is a Qualified Matching Contribution, the targeted contribution limit of Section 7 1 of this Amendment

ARTICLE VII

I	ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST

7 1

Targeted matching contribution limit A matching contribution with respect to an Elective Contribution for a Plan Year is not taken into account under the Actual Contribution Percentage (ACP) test for an NHCE to the extent it exceeds the greatest of

	(a)	five percent (5%) of the NHCE’s Code Section 414(s) compensation for the Plan Year,

	(b)	the NHCE’s Elective Contributions for me Plan Year, and

	(c)	the product of two (2) times the Plan’s “representative matching rate” and the NHCE’s Elective Contributions for the Plan Year

For purposes of this Section, the Plan’s “representative matching rate” is the lowest “matching rate” for any eligible NHCE among a group of NHCEs that consists of half of all eligible NHCEs in the Plan for the Plan Year who make Elective Contributions for the Plan Year (or, if greater, the lowest “matching rate” for all eligible NHCEs in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Contributions for the Plan Year)

For purposes of this Section, the “matching rate” for an Employee generally is the matching contributions made for such Employee divided by the Employee’s Elective Contributions for the Plan Year If the matching rate is not the same for all levels of Elective Contributions for an Employee, then the Employee’s “matching rate” is determined assuming mat an Employee’s Elective Contributions are equal to six percent (6%) of Code Section 414(s) compensation

If the Plan provides a match with respect to the sum of the Employee’s after-tax Employee contributions and Elective Contributions, then for purposes of this Section, that sum is substituted for the amount of the Employee’s Elective Contributions in subsections (b) & (c) above and in determining the “matching rate,” and Employees who make either after-tax Employee contributions or Elective Contributions are taken into account in determining the Plan’s “representative matching rate ” Similarly, if the Plan provides a match with respect to the Employee’s after-tax Employee contributions, but not Elective Contributions, then for purposes of this subsection, the Employee’s after-tax Employee contributions are substituted for the amount of the Employee’s Elective Contributions in subsections (b) & (c) above and in determining the “matching rate,” and Employees who make after-tax Employee Contributions are taken into account in determining the Plan’s “representative matching rate”

7 2

Targeted ONEC limit Qualified Nonelective Contributions (as defined in Regulation Section1 401(k)-6) cannot be taken into account under the Actual Contribution Percentage (ACP) test for a Plan Year for an NHCE to the extent such contributions exceed the product of that NHCE’s Code Section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate” Any Qualified Nonelective Contribution taken into account under an Actual Deferral Percentage (ADP) test under Regulation Section 1 401(k)-2(a)(6) (including the determination of the “representative contribution rate” for purposes of Regulation

6

Section 1 401(k)-2(a)(6)(iv)(B)) is not permitted to be taken into account for purposes of this Section (including the determination of the “representative contribution rate” for purposes of subsection (a) below) For purposes of this Section

(a)

The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(b)

The “applicable contribution rate” for an eligible NHCE is the sum of the matching contributions (as defined in Regulation Section 1 401(m)-l(a)(2)) taken into account in determining the ACR for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for that NHCE for the Plan Year, divided by that NHCE’s Code Section 414(s) compensation for the Plan Year

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code Section 414(s) compensation

7 3

ACR of HCE if multiple plans The Actual Contribution Ratio (ACR) for any Participant who is a Highly Compensated Employee (HCE) and who is eligible to have matching contributions or after-tax Employee contributions allocated to his or her account under two (2) or more plans described in Code Section 401(a), or arrangements described in Code Section 401 (k) that are maintained by the same Employer, shall be determined as if the total of such contributions was made under each plan and arrangement If an HCE participates in two (2) or more such plans or arrangements that have different plan years, then all matching contributions and after-tax Employee contributions made during the Plan Year being tested under all such plans and arrangements shall be aggregated, without regard to the plan years of the other plans For plan years beginning before the effective date of this Amendment, all such plans and arrangements ending with or within the same calendar year shall be treated as a single plan or arrangement Notwithstanding the foregoing, certain plans shall be treated as separate if mandatonly disaggregated under the Regulations of Code Section 401(m)

7 4

Plans using different testing methods for the ACP and ADP test Except as otherwise provided in this Section, the Plan may use the current year testing method or prior year testing method for the ACP test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the ADP test for that Plan Year However, if different testing methods are used, then the Plan cannot use

	(a)	The recharactenzation method of Regulation Section 1 401(k)-2(b)(3) to correct excess contributions for a Plan Year,

	(b)	The rules of Regulation Section 1 401 (m)-2(a)(6)(n) to take Elective Contributions into account under the ACP test (rather than the ADP test), or

	(c)	The rules of Regulation Section 1 401(k)-2(a)(6) to take Qualified Matching Contributions into account under the ADP test (rather than the ACP test)

7

ARTICLE VIII
ADJUSTMENT TO ACP TEST

8 1

Distribution of Income attributable to Excess Aggregate Contributions Distributions of Excess Aggregate Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”) For the purpose of this Section, “income” shall be determined and allocated in accordance with the provisions of Section 6 1 of this Amendment, except that such Section shall be applied by substituting “Excess Contributions” with “Excess Aggregate Contributions” and by substituting amounts taken into account under the ACP test for amounts taken into account under the ADP test

8 2

Corrective contributions If a failed ACP test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does’ not exceed the targeted contribution limits of Sections 7 1 and 7 2 of this Amendment

ARTICLE IX
SAFE HARBOR PLAN PROVISIONS

9 1

Applicability The provisions of this Article IX apply if the Plan uses the alternative method of satisfying the Actual Deferral Percentage (ADP) test set forth in Code Section 401(k)(12) (ADP Test Safe Harbor) and/or the Actual Contribution Percentage (ACP) test set forth in Code Section 401(m)(11) (ACP Test Safe Harbor)

9 2

Elimination of conditions on matching contributions Unless otherwise provided in Section 2 2 of this Amendment, the provisions of subsection (a) below shall apply However, if the Employer so elects in Section 2 2 of this Amendment, then the provisions of subsection (b) or (c) below shall apply

(a)

Default provision If, prior to the date this Amendment has been executed, an ADP Test Safe Harbor notice has been given for a Plan Year for which this Amendment is effective (see Amendment Section 1 1) and such notice provides that there are no allocation conditions imposed on any matching contributions under the Plan, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met and (2) the Plan will not impose any allocation conditions on matching contributions However, if, prior to the date this Amendment has been executed, an ADP Test Safe Harbor notice has been given for a Plan Year for which this Amendment is effective and such notice provides that there are allocation conditions imposed on any matching contributions under the Plan, then the provisions of this Amendment do not modify any such allocation conditions or provisions for that Plan Year and the Plan must satisfy the ACP Test for such Plan Year using the current year testing method With respect to any Plan Year beginning after the date this Amendment has been executed, if the Plan uses the ADP Test Safe Harbor and provides for matching contributions, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met and (2) the Plan will not impose any allocation conditions on matching contributions

(b)

Retention of allocation conditions If the Employer so elects in Section 2 2 of this Amendment, then the Plan will retain any allocation conditions contained in the Plan with regard to matching contributions for any Plan Year for which this Amendment is effective In that case, the Plan must satisfy the ACP Test for each such Plan Year

8

(c)

Elimination of allocation conditions If the Employer so elects in Section 2 2 of this Amendment, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met, and (2) the Plan will not impose any allocation conditions on matching contributions

9 3

Matching Catch-up contributions If the Plan provides for ADP Test Safe Harbor matching contributions or ACP Test Safe Harbor matching contributions, then catch-up contributions (as defined in Code Section 414(v)) will be taken into account in applying such matching contributions under the Plan

9 4

Plan Year requirement Except as provided in Regulation Sections 1 401(k)-3(e) and 1 401(k)- 3(f), and’below, the Plan will fail to satisfy the requirements of Code Section 401(k)(l 2) and this Section for a Plan Year unless such provisions remain in effect for an entire twelve (12) month Plan Year

9 5

Change of Plan Year If a Plan has a short Plan Year as a result of changing its Plan Year, then the Plan will not fail to satisfy the requirements of Section 9 4 of this Amendment merely because the Plan Year has less than twelve (12) months, provided that

	(a)	The Plan satisfied the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements for the immediately preceding Plan Year, and

(b)

The Plan satisfies the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements (determined without regard to Regulation Section 1 401(k)-3(g)) for the immediately following Plan Year (or for the immediately following twelve (12) months if the immediately following Plan Year is less than twelve (12) months)

9 6

Timing of matching contributions If the ADP Test Safe Harbor contribution being made to the Plan is a matching contribution (or any ACP Test Safe Harbor matching contribution) that is made separately with respect to each payroll period (or with respect to all payroll periods ending with or within each month or quarter of a Plan Year) taken into account under the Plan for the Plan Year, then safe harbor matching contributions with respect to any elective deferrals and/or after-tax employee contributions made during a Plan Year quarter must be contributed to the Plan by the last day of the immediately following Plan Year quarter

9 7

Exiting safe harbor matching The Employer may amend the Plan during a Plan Year to reduce or eliminate prospectively any or all matching contributions under the Plan (including any ADP Test Safe Harbor matching contributions) provided (a) the Plan Administrator provides a supplemental notice to the Participants which explains the consequences of the amendment, specifies the amendment’s effective date, and informs Participants that they will have a reasonable opportunity to modify their cash or deferred elections and, if applicable, after-tax Employee contribution elections, (b) Participants have a reasonable opportunity (including a reasonable period after receipt of the supplemental notice) prior to the effective date of the amendment to modify their cash or deferred elections and, if applicable, after-tax Employee contribution elections, and (c) the amendment is not effective earlier than the later of (i) thirty (30) days after the Plan Administrator gives supplemental notice, or (11) the date the Employer adopts the amendment An Employer which amends its Plan to eliminate or reduce any matching contribution under this Section, effective during the Plan Year, must continue to apply all of the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements of the Plan until the amendment becomes effective and also must apply for the entire Plan Year, using current year testing, the ADP test and the ACP test

9 8	Plan termination An Employer may terminate the Plan during a Plan Year in accordance with Plan termination provisions of the Plan and this Section

9

(a)

Acquisition/disposition or substantial business hardship If the Employer terminates the Plan resulting in a short Plan Year, and the termination is on account of an acquisition or disposition transaction described in Code Section 410(b)(6)(C), or if the termination is on account of the Employer’s substantial business hardship within the meaning of Code Section 412(d), then the Plan remains an ADP Test Safe Harbor and/or ACP Test Safe Harbor Plan provided that the Employer satisfies the ADP Test Safe Harbor and/or ACP Test Safe Harbor provisions through the effective date of the Plan termination

(b)

Other termination If the Employer terminates the Plan for any reason other than as described in Section 9 7(a) above, and the termination results in a short Plan Year, the Employer must conduct the termination under the provisions of Section 9 7 above, except that the Employer need not provide Participants with the right to change their cash or deferred elections

PROTOTYPE SPONSOR

Except with respect to any election made by the Employer in Article II, the prototype sponsor, on behalf of all adopting employers, herby adopts this Amendment on August 21, 2006

Sponsor Name Prudential Retirement Services

By.	Kathryn’A Maloney
Second Vice-President
Prudential Insurance Company of America

EMPLOYER

NOTE: The Employer only needs to execute this Amendment if an election has been made in Article II of this Amendment.

This amendment is executed as follows

Name of Plan STATE BANK OF LONG ISLAND 401(K) RETIREMENT PLAN AND TRUST

Plan Number 006187

Name of Employer STATE BANK OF LONG ISLAND

By		Date

SIGNATURE AND TITLE

10

AMENDMENT FOR THE FINAL 415 REGULATIONS
(Defined Contribution Plan)

ARTICLE I
PREAMBLE

1.1	Effective date of Amendment. This Amendment is effective for limitation years and plan years beginning on or after July 1, 2007, except as otherwise provided herein.

1.2	Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3	Employer’s election. The Employer adopts all Articles of this Amendment, except those Articles that the Employer specifically elects not to adopt.

1.4

Construction. Except as otherwise provided in this Amendment, any reference to “Section” in this Amendment refers only to sections within this Amendment, and is not a reference to the Plan. The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to any Plan article, section or other numbering designations.

1.5

Effect of restatement of Plan. If the Employer restates the Plan, then this Amendment shall remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates the final Code §415 Regulation provisions).

1.6

Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to the provisions of the Plan and Section 5.01 of Revenue Procedure 2005-16, the sponsor hereby adopts this Amendment on behalf of all adopting employers.

ARTICLE II
EMPLOYER ELECTIONS

The Employer only needs to complete the questions in Section 2.2 in order to override the default provisions set forth below. If the Plan will use all of the default provisions, then these questions should be skipped and the Employer does not need to execute this amendment.

2.1	Default Provisions. Unless the Employer elects otherwise in Section 2.2, the following defaults will apply:

a.

The provisions of the Plan setting forth the definition of compensation for purposes of Code § 415 (hereinafter referred to as “415 Compensation”), as well as compensation for purposes of determining highly compensated employees pursuant to Code § 414(q) and for top-heavy purposes under Code § 416 (including the determination of key employees), shall be modified by (1) including payments for unused sick, vacation or other leave and payments from nonqualified unfunded deferred compensation plans (Amendment Section 3.2(b)), (2) excluding salary continuation payments for participants on military service (Amendment Section 3.2(c)), and (3) excluding salary continuation payments for disabled participants (Amendment Section 3.2(d)).

	b.	The “first few weeks rule” does not apply for purposes of 415 Compensation (Amendment Section 3.3).

c.

The provision of the Plan setting forth the definition of compensation for allocation purposes (hereinafter referred to as “Plan Compensation”) shall be modified to provide for the same adjustments to Plan Compensation (for all contribution types) that are made to 415 Compensation pursuant to this Amendment.

2.2	In lieu of default provisions. In lieu of the default provisions above, the following apply: (select all that apply; if no selections are made, then the defaults apply)

415 Compensation. (select all that apply):

a.	[ ]	Exclude leave cashouts and deferred compensation (Section 3.2(b))

b.	[ ]	Include military continuation payments (Section 3.2(c))

c.	[ ]	Include disability continuation payments (Section 3.2(d)):

		1.	[ ]	For Nonhighly Compensated Employees only

		2.	[ ]	For all participants and the salary continuation will continue for the following fixed or determinable period:__________________________________

d.	[ ]	Apply the administrative delay (“first few weeks”) rule (Section 3.3)

4	PruPrototype 6187

Plan Compensation. (select all that apply):

NOTE: 401(k) Deferrals include Roth 401(k) Deferrals, Employer Match includes QMACs, and Nonelective includes QNECs unless specified otherwise. ADP safe harbor Employer Match contributions are subject to the provisions for Employer Match contributions. For all Plans other than 401(k) plans, do not make any selections at 1. – 4. in the table below.

			401(k) Deferrals	Employer Match	Employer Nonelective	ADP Safe Harbor

e.	[ ]	Default provisions apply	1. [ ]	2. [ ]	3. [ ]	4. [ ]

f.	[ ]	No change from existing Plan provisions	1. [ ]	2. [ ]	3. [ ]	4. [ ]

g.	[ ]	Exclude all post-severance compensation	1. [ ]	2. [ ]	3. [ ]	4. [ ]

h.	[ ]	Exclude post-severance regular pay	1. [ ]	2. [ ]	3. [ ]	4. [ ]

i.	[ ]	Exclude leave cashouts and deferred compensation	1. [ ]	2. [ ]	3. [ ]	4. [ ]

j.	[ ]	Include military continuation payments	1. [ ]	2. [ ]	3. [ ]	4. [ ]

k.	[ ]	Include disability continuation payments:	1. [ ]	2. [ ]	3. [ ]	4. [ ]

		a.	[ ]	For Nonhighly Compensated Employees only

		b.	[ ]	For all participants and the salary continuation will
continue for the following fixed or determinable period: ______________________________

l.	[ ]	Other__________________________ (describe)

Plan Compensation Special Effective Date. The definition of Plan Compensation is modified as set forth herein effective as of the same date as the 415 Compensation change is effective unless otherwise specified:
m. ___________________________________ (enter the effective date)

ARTICLE III
FINAL SECTION 415 REGULATIONS

3.1	Effective date. The provisions of this Article III shall apply to limitation years beginning on and after July 1, 2007.

3.2

415 Compensation paid after severance from employment. 415 Compensation shall be adjusted, as set forth herein and as otherwise elected in Article II, for the following types of compensation paid after a Participant’s severance from employment with the Employer maintaining the Plan (or any other entity that is treated as the Employer pursuant to Code § 414(b), (c), (m) or (o)). However, amounts described in subsections (a) and (b) below may only be included in 415 Compensation to the extent such amounts are paid by the later of 2 1/2 months after severance from employment or by the end of the limitation year that includes the date of such severance from employment. Any other payment of compensation paid after severance of employment that is not described in the following types of compensation is not considered 415 Compensation within the meaning of Code § 415(c)(3), even if payment is made within the time period specified above.

(a) Regular pay. 415 Compensation shall include regular pay after severance of employment if:

(1)     The payment is regular compensation for services during the participant’s regular working hours, or compensation for services outside the participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and

(2) The payment would have been paid to the participant prior to a severance from employment if the participant had continued in employment with the Employer.

(b)     Leave cashouts and deferred compensation. Leave cashouts shall be included in 415 Compensation, unless otherwise elected in Section 2.2 of this Amendment, if those amounts would have been included in the definition of 415 Compensation if they were paid prior to the participant’s severance from employment, and the amounts are payment for unused accrued bona fide sick, vacation, or other leave, but only if the participant would have been able to use the leave if employment had continued. In addition, deferred compensation shall be included in 415 Compensation, unless otherwise elected in Section 2.2 of this Amendment, if the compensation would have been included in the definition of 415 Compensation if it had been paid prior to the participant’s severance from employment, and the compensation is received pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid at the same time if the participant had continued in employment with the Employer and only to the extent that the payment is includible in the participant’s gross income.

5	PruPrototype 6187

(c)     Salary continuation payments for military service participants. 415 Compensation does not include, unless otherwise elected in Section 2.2 of this Amendment, payments to an individual who does not currently perform services for the Employer by reason of qualified military service (as that term is used in Code § 414(u)(l)) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service.

(d)     Salary continuation payments for disabled Participants. Unless otherwise elected in Section 2.2 of this Amendment, 415 Compensation does not include compensation paid to a participant who is permanently and totally disabled (as defined in Code § 22(e)(3)). If elected, this provision shall apply to either just non-highly compensated participants or to all participants for the period specified in Section 2.2 of this Amendment.

3.3

Administrative delay (“the first few weeks”) rule. 415 Compensation for a limitation year shall not include, unless otherwise elected in Section 2.2 of this Amendment, amounts earned but not paid during the limitation year solely because of the timing of pay periods and pay dates. However, if elected in Section 2.2 of this Amendment, 415 Compensation for a limitation year shall include amounts earned but not paid during the limitation year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next limitation year, the amounts are included on a uniform and consistent basis with respect to all similarly situated participants, and no compensation is included in more than one limitation year.

3.4

Inclusion of certain nonqualified deferred compensation amounts. If the Plan’s definition of Compensation for purposes of Code § 415 is the definition in Regulation Section 1.415(c)-2(b) (Regulation Section 1.415-2(d)(2) under the Regulations in effect for limitation years beginning prior to July 1,2007) and the simplified compensation definition of Regulation 1.415(c)-2(d)(2) (Regulation Section 1.415-2(d)(10) under the Regulations in effect for limitation years prior to July 1, 2007) is not used, then 415 Compensation shall include amounts that are includible in the gross income of a Participant under the rules of Code § 409A or Code § 457(f)(l)(A) or because the amounts are constructively received by the Participant. [Note if the Plan’s definition of Compensation is W-2 wages or wages for withholding purposes, then these amounts are already include in Compensation.]

3.5	Definition of annual additions. The Plan’s definition of “annual additions” is modified as follows:

(a)     Restorative payments. Annual additions for purposes of Code § 415 shall not include restorative payments. A restorative payment is a payment made to restore losses to a Plan resulting from actions by a fiduciary for which there is reasonable risk of liability for breach of a fiduciary duty under ERISA or under other applicable federal or state law, where participants who are similarly situated are treated similarly with respect to the payments. Generally, payments are restorative payments only if the payments are made in order to restore some or all of the plan’s losses due to an action (or a failure to act) that creates a reasonable risk of liability for such a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). This includes payments to a plan made pursuant to a Department of Labor order, the Department of Labor’s Voluntary Fiduciary Correction Program, or a court-approved settlement, to restore losses to a qualified defined contribution plan on account of the breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). Payments made to the Plan to make up for losses due merely to market fluctuations and other payments that are not made on account of a reasonable risk of liability for breach of a fiduciary duty under ERISA are not restorative payments and generally constitute contributions that are considered annual additions.

(b)     Other Amounts. Annual additions for purposes of Code § 415 shall not include: (1) The direct transfer of a benefit or employee contributions from a qualified plan to this Plan; (2) Rollover contributions (as described in Code §§ 401(a)(31), 402(c)(l), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16)); (3) Repayments of loans made to a participant from the Plan; and (4) Repayments of amounts described in Code § 411(a)(7)(B) (in accordance with Code § 41l(a)(7)(C)) and Code § 41l(a)(3)(D) or repayment of contributions to a governmental plan (as defined in Code § 414(d)) as described in Code § 415(k)(3), as well as Employer restorations of benefits that are required pursuant to such repayments.

(c)     Date of tax-exempt Employer contributions. Notwithstanding anything in the Plan to the contrary, in the case of an Employer that is exempt from Federal income tax (including a governmental employer), Employer contributions are treated as credited to a participant’s account for a particular limitation year only if the contributions are actually made to the plan no later than the 15th day of the tenth calendar month following the end of the calendar year or fiscal year (as applicable, depending on the basis on which the employer keeps its books) with or within which the particular limitation year ends.

3.6

Change of limitation year. The limitation year may only be changed by a Plan amendment. Furthermore, if the Plan is terminated effective as of a date other than the last day of the Plan’s limitation year, then the Plan is treated as if the Plan had been amended to change its limitation year.

3.7

Excess Annual Additions. Notwithstanding any provision of the Plan to the contrary, if the annual additions (within the meaning of Code § 415) are exceeded for any participant, then the Plan may only correct such excess in accordance with the Employee Plans Compliance Resolution System (EPCRS) as set forth in Revenue Procedure 2006-27 or any superseding guidance, including, but not limited to, the preamble of the final §415 regulations.

3.8	Aggregation and Disaggregation of Plans.

(a)     For purposes of applying the limitations of Code § 415, all defined contribution plans (without regard to whether a plan has been terminated) ever maintained by the Employer (or a “predecessor employer”) under which the participant receives annual

6	PruPrototype 6187

additions are treated as one defined contribution plan. The “Employer” means the Employer that adopts this Plan and all members of a controlled group or an affiliated service group that includes the Employer (within the meaning of Code §§ 414(b), (c), (m) or (o)), except that for purposes of this Section, the determination shall be made by applying Code § 415(h), and shall take into account tax-exempt organizations under Regulation Section 1.414(c)-5, as modified by Regulation Section 1.415(a)-l(f)(l). For purposes of this Section:

(1)           A former Employer is a “predecessor employer” with respect to a participant in a plan maintained by an Employer if the Employer maintains a plan under which the participant had accrued a benefit while performing services for the former Employer, but only if that benefit is provided under the plan maintained by the Employer. For this purpose, the formerly affiliated plan rules in Regulation Section 1.415(f)-l(b)(2) apply as if the Employer and predecessor Employer constituted a single employer under the rules described in Regulation Section 1.415(a)-l(f)(l) and (2) immediately prior to the cessation of affiliation (and as if they constituted two, unrelated employers under the rules described in Regulation Section 1.415(a)-l(f)(l) and (2) immediately after the cessation of affiliation) and cessation of affiliation was the event that gives rise to the predecessor employer relationship, such as a transfer of benefits or plan sponsorship.

(2)          With respect to an Employer of a participant, a former entity that antedates the Employer is a “predecessor employer” with respect to the participant if, under the facts and circumstances, the employer constitutes a continuation of all or a portion of the trade or business of the former entity.

(b)     Break-up of an affiliate employer or an affiliated service group. For purposes of aggregating plans for Code § 415, a “formerly affiliated plan” of an employer is taken into account for purposes of applying the Code § 415 limitations to the employer, but the formerly affiliated plan is treated as if it had terminated immediately prior to the “cessation of affiliation.” For purposes of this paragraph, a “formerly affiliated plan” of an employer is a plan that, immediately prior to the cessation of affiliation, was actually maintained by one or more of the entities that constitute the employer (as determined under the employer affiliation rules described in Regulation Section 1.415(a)-l(f)(l) and (2)), and immediately after the cessation of affiliation, is not actually maintained by any of the entities that constitute the employer (as determined under the employer affiliation rules described in Regulation Section 1.415(a)-l(f)(l) and (2)). For purposes of this paragraph, a “cessation of affiliation” means the event that causes an entity to no longer be aggregated with one or more other entities as a single employer under the employer affiliation rules described in Regulation Section 1.415(a)-1 (f)(1) and (2) (such as the sale of a subsidiary outside a controlled group), or that causes a plan to not actually be maintained by any of the entities that constitute the employer under the employer affiliation rules of Regulation Section 1.415(a)-1(f)(1) and (2) (such as a transfer of plan sponsorship outside of a controlled group).

(c)     Midyear Aggregation. Two or more defined contribution plans that are not required to be aggregated pursuant to Code § 415(f) and the Regulations thereunder as of the first day of a limitation year do not fail to satisfy the requirements of Code § 415 with respect to a participant for the limitation year merely because they are aggregated later in that limitation year, provided that no annual additions are credited to the participant’s account after the date on which the plans are required to be aggregated.

ARTICLE IV
PLAN COMPENSATION

4.1

Compensation limit. Notwithstanding Amendment Section 4.2 or any election in Amendment Section 2.2., if the Plan is a 401(k) plan, then participants may not make 401(k) Deferrals with respect to amounts that are not 415 Compensation. However, for this purpose, 415 Compensation is not limited to the annual compensation limit of Code § 401(a)(17).

4.2

Compensation paid after severance from employment. Compensation for purposes of allocations (hereinafter referred to as Plan Compensation) shall be adjusted, unless otherwise elected in Amendment Section 2.2, in the same manner as 415 Compensation pursuant to Article III of this Amendment, except in applying Article III, the term “limitation year” shall be replaced with the term “plan year” and the term “415 Compensation” shall be replaced with the term “Plan Compensation.”

4.3

Option to apply Plan Compensation provisions early. The provisions of this Article shall apply for Plan Years beginning on and after July 1, 2007, unless an earlier effective date is specified in Section 2.2. of this Amendment.

7	PruPrototype 6187

PROTOTYPE SPONSOR

Except with respect to any election made by the employer in Section 2.2, this Amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers.

Sponsor Name: Prudential Retirement Services

By:

Date: August 1, 2008

EMPLOYER

NOTE: The Employer only needs to execute this Amendment if an election has been made in Section 2.2 of this Amendment.

This amendment is executed as follows:

Name of Plan: ________________________________

Plan Number: ________________________________

Name of Employer: ____________________________

By:_________________________________________________________________ Date: ____________________
Signature and Title

Plan Number - 6187

8	PruPrototype 6187

EGTRRA
AMENDMENT TO THE

PRUDENTIAL RETIREMENT SERVICES
DEFINED CONTRIBUTION PLAN AND TRUST

EGTRRA - Sponsor

ARTICLE I
PREAMBLE

1 1

Adoption and effective date of amendment This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001

1 2

Adoption by prototype sponsor Except as otherwise provided herein, pursuant to Section 5 01 of Revenue Procedure 2000-20 (or pursuant to the corresponding provision in Revenue Procedure 89-9 or Revenue Procedure 89-13), the sponsor hereby adopts this amendment on behalf of all adopting employers

1 3	Supersession of inconsistent provisions This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment

ARTICLE II
ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped and the employer does not need to execute this amendment.

Unless the employer elects otherwise in this Article II, the following defaults apply:

1)

The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002)

2)

Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

	3)	The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

	4)	Catch-up contributions will be allowed.

	5)	For target benefit plans, the increased compensation limit of $200,000 will be applied retroactively (i.e., to years prior to 2002).

2 1	Vesting Schedule for Matching Contributions

If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply

Years of vesting service	Nonforfeitable percentage

2	20%
3	40%
4	60%
5	80%
6	100%

If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service

1

EGTRRA - Sponsor

In lieu of the above vesting schedule, the employer elects the following schedule

a	[ ]	3 year cliff (a participant’s accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant’s completion of three years of vesting service)

b	[ ]	6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter)

c	[ ]	Other (must be at least as liberal as a or the b above)

Years of vesting service	Nonforfeitable percentage

________	________%
________	________%
________	________%
________	________%
________	________%
________	________%

The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule

d	[ ]	The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years)

2 2

Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules

	a	[ ]	Rollover contributions will not be excluded

	b	[ ]	Rollover contributions will be excluded only with respect to distributions made after ________. (Enter a date no earlier than December 31, 2001)

	c	[ ]	Rollover contributions will only be excluded with respect to participants who separated from service after ________. (Enter a date. The date may be earlier than December 31, 2001 )

2 3

Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1 401-(k).1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001

[ ]

With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution

2 4	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected

		[ ]	The plan does not permit catch-up contributions to be made

2 5	For target benefit plans only: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected

		[ ]	The increased compensation limit will not apply to years prior to 2002

ARTICLE III
VESTING OF MATCHING CONTRIBUTIONS

3 1

Applicability This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2 1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002

3 2	Vesting schedule A participant’s accrued benefit derived from employer matching contributions shall vest as provided in Section 2 1 of this amendment

ARTICLE IV
INVOLUNTARY CASH-OUTS

4 1

Applicability and effective date If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2 2 of this amendment, this Article shall apply for distributions made after December 31,

2

EGTRRA - Sponsor

2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code

4 2

Rollovers disregarded in determining value of account balance for involuntary distributions For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(l6) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance

ARTICLE V HARDSHIP DISTRIBUTIONS

5 1

Applicability and effective date If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1 401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001

5 2

Suspension period following hardship distribution A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2 3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution

ARTICLE VI CATCH-UP CONTRIBUTIONS

Catch-up Contributions Unless otherwise elected in Section 2 4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions

ARTICLE VII INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2 5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year

ARTICLE VIII PLAN LOANS

Plan loans for owner-employees or shareholder-employees If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply

ARTICLE IX LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9 1	Effective date This Section shall be effective for limitation years beginning after December 31, 2001

3

EGTRRA - Sponsor

9 2

Maximum annual addition Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:

a $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

b 100 percent of the participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year

The compensation limit referred to in b shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition

ARTICLE X MODIFICATION OF TOP-HEAVY RULES

10 1

Effective date This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan

10 2	Determination of top-heavy status

10 2 1

Key employee Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder

10 2 2

Determination of present values and amounts This Section 10 2 2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date

a

Distributions during year ending on the determination date The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period”

b

Employees not performing services during year ending on the determination date The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account

10 3	Minimum benefits

10 3 1

Matching contributions Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code

10 3 2

Contributions under other plans The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan

4

EGTRRA - Sponsor

ARTICLE XI DIRECT ROLLOVERS

11 1	Effective date This Article shall apply to distributions made after December 31, 2001

11 2

Modification of definition of eligible retirement plan For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code

11 3

Modification of definition of eligible rollover distribution to exclude hardship distributions For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan

11 4

Modification of definition of eligible rollover distribution to include after-tax employee contributions For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible

ARTICLE XII ROLLOVERS FROM OTHER PLANS

Rollovers from other plans The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan

ARTICLE XIII REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test The multiple use test described in Treasury Regulation Section 1 401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001

ARTICLE XIV ELECTIVE DEFERRALS

14 1

Elective Deferrals - Contribution Limitation No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable

14 2

Maximum Salary Reduction Contributions for SIMPLE plans If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year

ARTICLE XV SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met

ARTICLE XVI DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16 1	Effective date This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred

5

EGTRRA - Sponsor

16 2

New distributable event A participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed

Addendum to EGTRRA Amendment to the Prudential Retirement Services Defined Contribution Plan and Trust

The following should be added to item 2 4 of the EGTRRA Amendment to the Prudential Retirement Services Defined Contribution Plan and Trust:

Employer Matching Contributions The plan permits Employer Matching Contributions for catch-up contributions (Article VI of EGTRRA Amendment) unless the option below is elected

[ ]	The plan does not permit Employer Matching Contributions for catch-up contributions to be made

Except with respect to any election made to the above, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on January 1, 2002

Sponsor Name: Prudential Retirement Services

By:

ASSISTANT SECRETARY

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment, or if the employer adopts the above addendum to not permit Employer Matching Contributions for catch-up contributions.

This amendment has been executed this        31st       day of        March        ,        2006        .

Name of Employer: State Bank of Long Island

By:

EMPLOYER
Daniel T. Rowe

Name of Plan: State Bank of Long Island 401(k) Retirement Plan and Trust

6

EACA/QACA Amendment

AMENDMENT FOR
EACA AND/OR QACA PROVISIONS

ARTICLE I
PREAMBLE

1.1

Effective date of Amendment. The Employer adopts this Amendment to the Plan to include Eligible Automatic Contribution Arrangement (EACA) and/or Qualified Automatic Contribution Arrangement (QACA) provisions. This Amendment is effective as indicated below for the respective provisions.

1.2	Superseding of inconsistent provisions. This Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3

Construction. Except as otherwise provided in this Amendment, any reference to “Section” in this Amendment refers only to this Amendment, and is not a reference to the Plan. The Article and Section numbering in this Amendment is solely for purposes of this Amendment, and does not relate to the Plan article, section or other numbering designations.

1.4

Effect of restatement of Plan. If the Employer restates the Plan, then this Amendment will remain in effect after such restatement unless the provisions in this Amendment are restated or otherwise become obsolete (e.g., if the Plan is restated onto a plan document which incorporates PPA provisions).

ARTICLE II
EMPLOYER ELECTIONS

2.1	Automatic Deferral Provisions (for EACA and/or QACA)

Does the plan already include automatic deferral provisions that satisfy the elections in this Section 2.1.b? (If unsure, complete this Section 2.1.b. to supersede any inconsistent provisions - restating an existing provision will not have any adverse effect on the Plan.)

	a.	[ ]	Yes (skip to 2.2)

	b.	[X]	No (complete automatic deferral provisions below)

Participants subject to the Automatic Deferral Provisions. The Automatic Deferral Provisions apply to Employees who become Participants after the Effective Date of the EACA or QACA (except as provided in b.4. below). Employees who became Participants prior to such Effective Date are subject to the following (if a QACA, must select one of 1. - 3.; if an EACA and not a QACA, then 1. - 4. are optional (see the note below)):

			1.	[X]	All Participants. All Participants, regardless of any prior Salary Reduction Agreement, unless and until a Participant makes an Affirmative Election after the Effective Date of the EACA or QACA.

			2.	[ ]

Election of at least Automatic Deferral amount. All Participants, except those who, on the Effective Date of the EACA or QACA, are deferring an amount which is at least equal to the Automatic Deferral Percentage.

			3.	[ ]

No existing Salary Reduction Agreement. All Participants, except those who have in effect a Salary Reduction Agreement on the effective date of the EACA or QACA regardless of the Elective Deferral amount under the Agreement.

			4.	[ ]	Describe (EACA only): _______________________________________

Note:

If an EACA and not a QACA and one of 1. – 3. are not elected (i.e., EACA does not apply to existing Participants), then the six-month period for relief from the excise tax under code Section 4979(f)(l) will not apply. In addition, effective for Plan Years beginning on or after January 1, 2010, the six-month period for relief from the excise tax will only apply if all highly compensated employees and nonhighly compensated employees (both as defined in Treasury Regulations Section 1.401(k)-2(a)(6)) are covered Employees under the EACA for the entire Plan Year (or for the portion of the Plan Year that such Employees are Eligible Employees under the Plan within the meaning of Code Section 410(b)).

Automatic Deferral Percentage. Unless a Participant makes an Affirmative Election, the Employer will withhold the following Automatic Deferral Percentage (select 5. or 6.):

			5.	[X]

Constant. The Employer will withhold 3% (if a QACA, must be no less than 3% with escalation, or 6% without escalation, and no more than 10%) of Compensation each payroll period.

Escalation of deferral percentage (select one of a. through c. and complete d., or leave blank if not applicable)

					a.	[ ]	Scheduled increases. This initial percentage will increase by__% of Compensation per year up to a maximum of__% of Compensation. (This option may not be selected if a QACA).

© 2009 The Prudential Insurance Company of America (PICA)

EACA/QACA Amendment

b.	[ ] QACA scheduled increases. This initial percentage will increase as follows:

Participation Period	Deferral Percentage
2nd year	_________ (minimum = 4%, maximum = 10%)
3rd year	_________ (minimum = 5%, maximum = 10%)
4th year	_________ (minimum = 6%, maximum = 10%)
5th year	_________ (maximum = 10%)
6th year	_________ maximum= 10%)
7th year	_________ (maximum = 10%)
8th year	_________ (maximum = 10%)

					c.	[X]

Other (described Automatic Deferral Percentage): This intial percentage will increase by 1% (up to a maximum deferral of 10%) each Plan Year beginning after the Plan Year following the Plan year in which the first contributions are made persuant to a default election. (in order to satisfy the QACA requirements (if applicable), an alternative Automatic Deferral amount schedule must require, for each Plan Year, an Automatic Deferral Percentage that is at least equal to the Automatic Deferral Percentage described in Section 4.3).

					d.	[X]	Escalation date. The scheduled increases will apply with the first payroll period following (choose one if a, b, or c was selected above):

						1.	[ ]	Each anniversary of the Participant’s date of hire.

						2.	[ ]	Each anniversary of the Participant’s plan entry date.

						3.	[ ]	Each anniversary of the Plan Year as follows (choose one):

							a.	[ ]	Apply the scheduled increase starting with the first plan anniversary.

							b.	[ ]	Apply the scheduled increase starting with the second plan anniversary.

						4.	[X]	The first of January (date) (Choose one of the following options)

							a.	[X] For Participants automatically enrolled before this date in the calendar year, apply the scheduled increase starting in the current calendar year.

							b.	[ ] For Participants automatically enrolled before this date in the calendar year, apply the scheduled increase starting in the next calendar year.

			6.	[ ]	QACA Statutory scheduled increases. The Employer will withhold from a Participant’s Compensation each payroll period the minimum QACA automatic deferral amount as described in Section 4.3.

Automatic Deferral Optional Elections

			7.	[ ]	Optional elections (select all that apply or leave blank if not applicable) Type of Elective Deferral. The automatic deferral is a Pre-Tax Elective Deferral unless selected below:

					a.	[ ]	The automatic deferral is a Roth Elective Deferral (may only be selected if the Plan permits Roth Elective Deferrals).

Suspended Deferrals. If a Participant’s Elective Deferrals are suspended pursuant to a provision of the Plan (e.g., due to a hardship distribution or distribution due to military leave covered by the HEART Act), then a Participant’s Affirmative Election will expire on the date the period of suspension begins unless otherwise elected below.

					b.	[ ]	A Participant’s Affirmative Election will resume after the suspension period.

Special Effective Date. Provisions will be effective as of the earlier of the Effective Date of the EACA or QACA provisions of Sections 2.2 or 2.3 unless otherwise specified below.

					c.	[ ]	Special Effective Date: ______________

2.2.	EACA. (Eligible Automatic Contribution Arrangement)

	a.	[ ]	N/A (skip to 2.3)

	b.	[X]	Applies (also select if plan is a QACA and the Employer wants to permit EACA withdrawal rights)

Effective Date (enter date)

			1.	EACA Effective Date: January 1,. 2008 (not earlier than December 31, 2007)

EACA Termination Date (leave blank if not applicable)

				a.	[ ]	EACA provisions no longer apply. The EACA provisions applied as of the Effective Date specified in 1. but the provisions no longer apply effective as of:_______.

Permissible Withdrawals. Does the Plan permit Participant permissible withdrawals (as defined in Amendment Section 3.4) within 90 days (or less) of first automatic deferral? (select one)

			2.	[ ]	No

			3.	[X]	Yes, within 90 days of first automatic deferral

			4.	[ ]	Yes, within: _______ days (may not be less than 30 nor more than 90 days)

Affirmative Election. For Plan Years beginning on or after January 1, 2010, will Participants who make an Affirmative Election continue to be covered by the EACA provisions (i.e., their Affirmative Election will remain intact but they must receive an annual notice)? (select one; leave blank if a QACA)

			5.	[ ]	Yes (if selected, then the annual notice must be provided to Participants).

			6.	[ ]	No (if selected, then the Plan cannot use the six-month period for relief from the excise tax of Code Section 4979(f)(l)).

© 2009 The Prudential Insurance Company of America (PICA)

EACA/QACA Amendment

2.3	QACA. (Qualified Automatic Contribution Arrangement)

	a.	[ ]	N/A

	b.	[X]	Applies

Effective Date (enter date)

			1.	QACA Effective Date: January 1, 2008 (not earlier than December 31, 2007) QACA Termination Date (leave blank if not applicable)

				a.	[ ]	QACA provisions no longer apply. The QACA provisions applied as of the effective date specified in 1. but the provisions no longer apply effective as of:.

QACA Safe Harbor Contribution (select c. or d.)

	c.	[X]	Safe Harbor matching contribution equal to (select 1. or 2. AND one of 3. - 6.)

			1.	[X]

Basic match. The sum of 100% of a Participant’s Elective Deferrals that do not exceed 1% of Participant’s Compensation, plus 50% of the Participant’s Elective Deferrals that exceed 1% of the Participant’s Compensation but do not exceed 6% of the Participant’s Compensation.

			2.	[ ]	Enhanced match. The sum of:

					a.	[ ]	_____ % (may not be less than 100%) of a Participant’s Elective Deferrals that do not exceed _____ % of the Participant’s Compensation, plus

					b.	[ ]	_____ % of the Participant’s Elective Deferrals that exceed % of the Participant’s Compensation but do not exceed ____ % of the Participant’s Compensation.

			Note:		To be an ACP safe harbor, cannot match deferrals exceeding 6% of Compensation.

			Note:		The matching rate may not increase as the Elective Deferral percentage increases.

AND, the safe harbor matching contribution will be based on Elective Deferrals and Compensation during:

			3.	[ ]	the entire Plan Year.

			4.	[X]	each payroll period.

			5.	[ ]	each month.

			6.	[ ]	each Plan Year quarter.

	d.	[ ]	Safe Harbor nonelective contribution (select one)

			1.	[ ]	3% contribution. 3% of each Participant’s Compensation.

			2.	[ ]	Stated contribution ____% (may not be less than 3%) of each Participant’s Compensation.

			3.	[ ]

“Maybe” election. In connection with the Employer’s provision of the safe harbor notice under the Plan’s delayed safe harbor adoption provisions pursuant to Treasury Regulations Section 1.401(k)-3(f), the Employer elects into safe harbor status by giving the supplemental notice and by amending the Plan to provide for a Safe Harbor nonelective contribution.

Vesting (select one)

	e.	[X]	100% immediate vesting

	f.	[ ]	100% after two years

	g.	[ ]	Modified:

			Years of Service Less than 1			Vested% ____%
				1		____%
				2		100%

For purposes of the QACA Safe Harbor Contribution, the term Participant means any Participant who is eligible to make Elective Deferrals with the following exclusions: (select h. or i.)

	h.	[X]	N/A. No exclusions.

	i.	[ ]	Exclusions (select all that apply):

			1.	[ ]	Highly Compensated Employees.

			2.	[ ]

Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a) (i.e., age 21 and 1 Year of Service) with the following effective date of participation:

					a.	[ ]	The earlier of the first day of the first month or the first day of the seventh month of the Plan Year immediately following such conditions are satisfied.

					b.	[ ]	The first day of the Plan Year in which the requirements are met.

					c.	[ ]	Other: _______ (no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied).

			3.	[ ]

Other: _____ (must be a Highly Compensated Employee or an Employee who can be excluded under the permissive or mandatory disaggregation rules of Regulations Sections 1.401(k)-l(b)(4) and 1.401(m)-l(b)(4)).

© 2009 The Prudential Insurance Company of America (PICA)

EACA/QACA Amendment

AND, if the Plan includes matching contributions (other than any QACA safe harbor matching contribution selected above), will such matching contributions be made during any Plan Year in which the QACA provisions are used? (select one)

j.	[X]	N/A. There are no other matching contributions.

k.	[ ]	Other matching contributions will not be made for any Plan Year in which the QACA provisions apply.

l.	[ ]	Other matching contributions will continue to be made.

If selected, will the Plan use the ACP test safe harbor provisions? (select one)

		1.	[ ]	No.

		2.	[ ]

Yes. Elective Deferrals in excess of 6% of Compensation will not be taken into account in applying the match; the total amount of any discretionary matching contribution is limited to 4% of Compensation; and no allocation conditions will apply to the matching contribution in such year.

ARTICLE III
ELIGIBLE AUTOMATIC CONTRIBUTION ARRANGEMENT

3.1

Eligible Automatic Contribution Arrangement (“EACA”). If elected in Amendment Section 2.2, then effective as of the date specified therein, the Employer maintains a Plan with automatic enrollment provisions as an Eligible Automatic Contribution Arrangement (“EACA”). Accordingly, the Plan will satisfy the (1) uniformity requirements under Amendment Section 3.2, and (2) notice requirements under Amendment Section 3.3.

3.2

Uniformity. The Automatic Deferral Percentage must be a uniform percentage of Compensation. All Participants in the EACA, as defined in Amendment Section 2.1, are subject to Automatic Deferrals, except to the extent otherwise provided in Amendment Section 2.2. If a Participant’s Affirmative Election expires or otherwise ceases to be in effect, the Participant will immediately thereafter be subject to Automatic Deferrals, except to the extent otherwise provided in Amendment Section 2.2. However, the Plan does not violate the uniform Automatic Deferral Percentage merely because the Plan applies any of the following provisions:

	(a)	Years of participation. The Automatic Deferral Percentage varies based on the number of plan years the Participant has participated in the Plan while the Plan has applied EACA provisions;

(b)

No reduction from prior default percentage. The Plan does not reduce an Automatic Deferral Percentage that, immediately prior to the EACA’s effective date was higher (for any Participant) than the Automatic Deferral Percentage;

(c)

Applying statutory limits. The Plan limits the Automatic Deferral amount so as not to exceed the limits of Code Sections 401(a)(17), 402(g) (determined without regard to Age 50 Catch-Up Deferrals), or 415;

(d)

No deferrals during hardship suspension. The Plan does not apply the Automatic Deferral during the period of suspension, under the Plan’s hardship distribution provisions, of Participant’s right to make Elective Deferrals to the Plan following a hardship distribution; or

(e)

Disaggregated groups. The Plan applies different default percentages to different groups if the groups can be disaggregated under Regulations Section 1.401(k)-l(b)(4) (e.g., collectively bargained employees or different employers in a multiple employer plan).

3.3	EACA notice. The Plan Administrator annually will provide a notice to each Participant a reasonable period prior to each plan year the Employer maintains the Plan as an EACA (“EACA Plan Year”).

(a)

Deemed reasonable notice/new Participant. The Plan Administrator is deemed to provide timely notice if the Plan Administrator provides the EACA notice at least 30 days and not more than 90 days prior to the beginning of the EACA Plan Year.

(b)

Mid-year notice/new Participant or Plan. If: (a) an Employee becomes eligible to make Elective Deferrals in the Plan during an EACA Plan Year but after the Plan Administrator has provided the annual EACA notice for that plan year; or (b) the Employer adopts mid-year a new Plan as an EACA, the Plan Administrator must provide the EACA notice no later than the date the Employee becomes eligible to make Elective Deferrals. However, if it is not practicable for the notice to be provided on or before the date an Employee becomes a Participant, then the notice will nonetheless be treated as provided timely if it is provided as soon as practicable after that date and the Employee is permitted to elect to defer from all types of Compensation that may be deferred under the Plan earned beginning on that date.

(c)

Content. The EACA notice must provide comprehensive information regarding the Participants’ rights and obligations under the Plan and must be written in a manner calculated to be understood by the average Participant in accordance with applicable guidance.

© 2009 The Prudential Insurance Company of America (PICA)

EACA/QACA Amendment

3.4

EACA permissible withdrawal. If elected in Amendment Section 2.2, a Participant who has Automatic Deferrals under the EACA may elect to withdraw all the Automatic Deferrals (and allocable earnings) under the provisions of this Amendment Section 3.4. Any distribution made pursuant to this Section will be processed in accordance with normal distribution provisions of the Plan.

(a)

Amount. If a Participant elects a permissible withdrawal under this Section, then the Plan must make a distribution equal to the amount (and only the amount) of the Automatic Deferrals made under the EACA (adjusted for allocable gains and losses to the date of the distribution). The Plan may separately account for Automatic Deferrals, in which case the entire account will be distributed. If the Plan does not separately account for the Automatic Deferrals, then the Plan must determine earnings or losses in a manner similar to the refund of excess contributions for a failed actual deferral percentage test.

(b)

Fees. Notwithstanding the above, the Plan Administrator may reduce the permissible distribution amount by any generally applicable fees. However, the Plan may not charge a greater fee for distribution under this Section than applies to other distributions. The Plan Administrator may adopt a policy regarding charging such fees consistent with this paragraph.

(c)

Timing. The Participant may make an election to withdraw the Automatic Deferrals under the EACA no later than 90 days, or such shorter period as specified in Amendment Section 2.2, after the date of the first Automatic Deferral under the EACA. For this purpose, the date of the first Automatic Deferral is the date that the Compensation subject to the Automatic Deferral otherwise would have been includible in the Participant’s gross income. For this purpose, EACAs under the Plan are aggregated, except that the mandatory disaggregation rules of Code Section 410(b) apply. Furthermore, a Participant’s withdrawal right is not restricted due to the Participant making an Affirmative Election during the 90 day period (or shorter period as specified in Amendment Section 2.2).

(d)

Rehired Employees. For purposes of Amendment Section 3.4(c) above, an Employee who for an entire Plan Year did not have contributions made pursuant to a default election under the EACA will be treated as having not had such contributions for any prior Plan Year as well.

(e)

Effective date of the actual withdrawal election. The effective date of the permissible withdrawal will be as soon as practicable, but in no event later than the earlier of (1) the pay date of the second payroll period beginning after the election is made, or (2) the first pay date that occurs at least 30 days after the election is made. The election will also be deemed to be an Affirmative Election to have no Elective Deferrals made to the Plan.

(f)

Related matching contributions. The Plan Administrator will not take any deferrals withdrawn pursuant to this section into account in computing the contribution and allocation of matching contributions. If the Employer has already allocated matching contributions to the Participant’s account with respect to deferrals being withdrawn pursuant to this Section, then the matching contributions, as adjusted for gains and losses, must be forfeited. Except as otherwise provided, the Plan will use the forfeited contributions to reduce future contributions or to reduce plan expenses.

(g)

Treatment of withdrawals. With regard to deferrals withdrawn pursuant to this Section: (1) the Plan Administrator will disregard such deferrals in the Actual Deferral Percentage Test (if applicable); (2) the Plan Administrator will disregard such deferrals for purposes of the limitation on deferrals under Code Section 402(g); (3) such deferrals are not subject to the consent requirements of Code Sections 401(a)(11) or 417. The Plan Administrator will disregard any matching contributions forfeited under paragraph 3.4(f) in the Actual Contribution Percentage Test (if applicable).

3.5	Compensation. Compensation for purposes of determining the amount of Automatic Deferrals has the same meaning as Compensation with regard to Elective Deferrals in general.

3.6

Excise tax on Excess Contributions and Excess Aggregate Contributions. Any Excess Contributions and Excess Aggregate Contributions which are distributed more than six months (rather than 2 1/2 months) after the end of the Plan Year will be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979. However, effective for Plan Years beginning on or after January 1, 2010, the preceding sentence will apply only where all highly compensated employees and nonhighly compensated employees (both as defined in Treasury Regulations Section 1.401(k)-2(a)(6)) are covered Employees under the EACA for the entire Plan Year (or for the portion of the Plan Year that such Employees are eligible Employees under the plan within the meaning of Code Section 410(b)).

3.7	Definitions.

(a)

Definition of Automatic Deferral. An Automatic Deferral is an Elective Deferral that results from the operation of this Article HI. Under the Automatic Deferral, the Employer automatically will reduce by the Automatic Deferral Percentage elected in this Amendment the Compensation of each Participant subject to the EACA, as specified in Amendment Section 2.2. The Plan Administrator will cease to apply the Automatic Deferral to a Participant who makes an Affirmative Election as defined in this Amendment Section 3.7.

(b)

Definition of Automatic Deferral Percentage/Increases. The Automatic Deferral Percentage is the percentage of Automatic Deferral which the Employer elects in Amendment Section 2.1 or elsewhere in the Plan (including any scheduled increase to the Automatic Deferral Percentage the Employer may elect).

© 2009 The Prudential Insurance Company of America (PICA)

EACA/QACA Amendment

(c)

Effective date of EACA Automatic Deferral. The effective date of an Employee’s Automatic Deferral will be as soon as practicable after the Employee is subject to Automatic Deferrals under the EACA, consistent with (a) applicable law, and (b) the objective of affording the Employee a reasonable period of time after receipt of the notice to make an Affirmative Election (and, if applicable, an investment election).

(d)

Definition of Affirmative Election. An Affirmative Election is a Participant’s election made after the EACA’s effective date not to defer any Compensation or to defer more or less than the Automatic Deferral Percentage.

(e)

Effective Date of Affirmative Election. A Participant’s Affirmative Election generally is effective as of the first payroll period which follows the payroll period in which the Participant made the Affirmative Election. However, a Participant may make an Affirmative Election which is effective: (a) for the first payroll period in which he or she becomes a Participant if the Participant makes an Affirmative Election within a reasonable period following the Participant’s entry date and before the Compensation to which the Election applies becomes currently available; or (b) for the first payroll period following the EACA’s effective date, if the Participant makes an Affirmative Election not later than the EACA’s effective date.

ARTICLE IV QUALIFIED AUTOMATIC CONTRIBUTION ARRANGEMENT

4.1

Qualified Automatic Contribution Arrangement (“QACA”). Effective for Plan Years beginning on or after the date specified in Amendment Section 2.3, the Employer maintains a Plan with automatic enrollment provisions as a Qualified Automatic Contribution Arrangement (“QACA”). Accordingly, the Plan will satisfy the automatic enrollment provisions of this Article IV regarding: (1) the Participants subject to the QACA, as described in Amendment Section 4.2; (2) the Automatic Deferral amount requirements described in Amendment Section 4.3; and (3) the uniformity requirements as described in Amendment Section 4.4. Except as modified in this Article IV, the Plan’s safe harbor 401(k) plan provisions apply to this QACA. The Employer will provide Safe Harbor Contributions as specified in Amendment Section 2.3, to the Participants specified in Amendment Section 2.3.

4.2

Participants subject to the QACA. The QACA will apply the Automatic Deferral Percentage to all Participants as elected in Amendment Section 2.1. If a Participant’s Affirmative Election expires or otherwise ceases to be in effect, the Participant will immediately thereafter be subject to Automatic Deferrals.

4.3	QACA Automatic Deferral amount.

Automatic Deferral limits. Except as provided in Amendment Section 4.4 (relating to uniformity requirements), the Plan must apply to all Participants subject to the QACA as described in Amendment Section 4.2, a uniform Automatic Deferral amount, as a percentage of each Participant’s Compensation, which does not exceed 10%, and which is at least the following minimum amount:

	(a)	Initial period. 3% for the period that begins when the Participant first has contributions made pursuant to a default election under the QACA and ends on the last day of the following Plan Year;

	(b)	Third Plan Year. 4% for the third Plan Year of the Participant’s participation in the QACA;

	(c)	Fourth Plan Year. 5% for the fourth Plan Year of the Participant’s participation in the QACA; and

	(d)	Fifth and later Plan Years. 6% for the fifth Plan Year of the Participant’s participation in the QACA and for each subsequent Plan Year.

For purposes of the above, the Plan will treat an Employee who for an entire Plan Year did not have contributions made pursuant to a default election under the QACA as not having made such contributions for any prior Plan Year.

4.4

Uniformity. The Plan satisfies the uniformity requirement if the Plan provides an Automatic Deferral Percentage that is a uniform percentage of Compensation. However, the Plan does not violate the uniform Automatic Deferral Percentage merely because:

	(a)	Years of participation. The Automatic Deferral Percentage varies based on the number of plan years the Participant has participated in the Plan while the Plan has applied QACA provisions; or

(b)

No reduction from prior default percentage. The Plan does not reduce an Automatic Deferral Percentage that, immediately prior to the QACA’s effective date provisions was higher (for any Participant) than the Automatic Deferral Percentage.

(c)

Applying statutory limits. The Plan limits the Automatic Deferral amount so as not to exceed the limits of Code §§401(a)(17), 402(g) (determined without regard to Age 50 Catch-Up Deferrals), or 415; or

(d)

No deferrals during hardship suspension. The Plan does not apply the Automatic Deferral during the period of suspension, under the Plan’s hardship distribution provisions, of Participant’s right to make Elective Deferrals to the Plan following a hardship distribution.

© 2009 The Prudential Insurance Company of America (PICA)

EACA/QACA Amendment

4.5

Safe harbor notice. The Plan’s safe harbor notice provisions apply, except the Employer must provide the initial QACA safe harbor notice sufficiently early so that an Employee has a reasonable period after receiving the notice and before the first Automatic Deferral to make an Affirmative Election. In addition, the notice will state: (i) the Automatic Deferral amount that will apply in absence of the Employee’s affirmative election; (ii) the Employee’s right to elect not to have any Automatic Deferral amount made on the Employee’s behalf or to elect to make Elective Deferrals in a different amount or percentage of Compensation; and (iii) how the Plan will invest the Automatic Deferrals. However, if it is not practicable for the notice to be provided on or before the date an Employee becomes a Participant, then the notice nonetheless will be treated as provided timely if it is provided as soon as practicable after that date and the Employee is permitted to elect to defer from all types of Compensation that may be deferred under the Plan earned beginning on that date.

4.6

Distributions. A Participant’s Account Balance attributable to QACA Safe Harbor Contributions is subject to the distribution restrictions described in the Plan that apply to any safe harbor contributions. If the Plan does not have distribution provisions for safe harbor contributions, then the distribution provisions applicable to Elective Deferrals will apply. However, QACA Safe Harbor Contributions are not distributable on account of a Participant’s hardship.

4.7

Vesting. A Participant’s Account Balance attributable to QACA Safe Harbor Contributions is vested in accordance with the vesting schedule election at Amendment Section 2.3. If the Plan already defines Year of Service for purposes of vesting, then that definition applies to this QACA vesting schedule.

4.8

Compensation. Compensation for purposes of determining the QACA Automatic Deferral Percentage has the same meaning as Compensation with regard to Elective Deferrals in general, and Compensation for purposes of allocating the QACA Safe Harbor Contributions means Compensation as defined under the Plan for purposes of safe harbor contributions.

4.9	Definitions.

(a)

Definition of Automatic Deferral. An Automatic Deferral is an Elective Deferral that results from the operation of this Article IV. Under the Automatic Deferral, the Employer automatically will reduce by the Automatic Deferral Percentage elected in this Amendment the Compensation of each Participant subject to the QACA, as specified in this Article IV. The Plan Administrator will cease to apply the Automatic Deferral to a Participant who makes an Affirmative Election as defined in this Amendment Section 4.9.

(b)

Definition of Automatic Deferral Percentage/Increases. The Automatic Deferral Percentage is the percentage of Automatic Deferral which the Employer elects in Amendment Section 2.1 (including any scheduled increase to the Automatic Deferral Percentage the Employer may elect).

(c)

Effective date of QACA Automatic Deferral. The effective date of an Employee’s Automatic Deferral will be as soon as practicable after the Employee is subject to Automatic Deferrals under the QACA, consistent with (a) applicable law, and (b) the objective of affording the Employee a reasonable period of time after receipt of the notice to make an Affirmative Election (and, if applicable, an investment election). However, in no event will the Automatic Deferral be effective later than the earlier of (a) the pay date for the second payroll period that begins after the date the QACA safe harbor notice (described in Section 4.5) is provided to the Employee, or (b) the first pay date that occurs at least 30 days after the QACA safe harbor notice is provided to the Employee.

(d)

Definition of Affirmative Election. An Affirmative Election is a Participant’s election made after the QACA’s Effective Date not to defer any Compensation or to defer more or less than the Automatic Deferral Percentage.

(e)

Effective Date of Affirmative Election. A Participant’s Affirmative Election generally is effective as of the first payroll period which follows the payroll period in which the Participant made the Affirmative Election. However, a Participant may make an Affirmative Election which is effective: (a) for the first payroll period in which he/she becomes a Participant if the Participant makes an Affirmative Election within a reasonable period following the Participant’s Entry Date and before the Compensation to which the Election applies becomes currently available; or (b) for the first payroll period following the QACA’s effective date, if the Participant makes an Affirmative Election not later than the QACA’s effective date.

4.10

Incorporation by reference. The Plan’s safe harbor 401(k) plan provisions apply to the QACA established under this Amendment in the same manner as the Plan’s safe harbor provisions would apply to a safe harbor plan for a plan year beginning in 2007 (whether or not the employer has elected to adopt a safe harbor 401(k) in 2007 or any other year), but substituting QACA Safe Harbor Matching Contribution for pre-2008 safe harbor matching contribution, and otherwise making the modifications described in this Article.

* * * * * *

© 2009 The Prudential Insurance Company of America (PICA)

EACA/QACA Amendment

This Amendment has been executed this 30th day of December, 2009.

Name of Plan: State Bank of Long Island 401(k) Retirement Plan and Trust

Name of Employer: State Bank of Long Island

By:

EMPLOYER

© 2009 The Prudential Insurance Company of America (PICA)